UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2019

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 16, 2019

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2018 through August 31, 2019, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of -1.64%, and Investor shares returned -2.03%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, posted a total return of 2.92% for the same period.2

Large-cap stocks generally posted mild gains over the reporting period, amid pockets of volatility fueled by investor concerns over US Federal Reserve (the “Fed”) policy, slowing global growth and geopolitical uncertainty. The fund trailed the Index, mainly due to security selection shortfalls.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund’s portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. The portfolio managers construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Markets Pivot on Central Bank and Trade Activity

U.S. equities exhibited strength the first month of the period. However, starting in October 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by Fed officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (the “ECB”) would proceed with its plan to conclude stimulus measures in January 2019, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of 2019, the Fed emphasized its focus on data, as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May 2019 caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June 2019. At the end of July 2019, the Fed cut the federal funds rate by 25 basis points. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Impact Fund Performance

Positioning in the consumer discretionary and consumer staples sectors hampered the fund’s gains over the reporting period. In consumer discretionary, an underweight to McDonald’s Corporation was a leading detractor. The restaurant reported steady increases in same store sales and beat analyst estimates. An overweight to Kohl’s also hurt results. Kohl’s stores have suffered reduced foot traffic and declining same store sales. A position in Conagra brands also provided a headwind, as did reduced exposure to Coca-Cola, which was up during the period on strong sales in China and increased popularity of its reduced sugar beverages. Top individual detractors included Biogen, Herbalife Nutrition and Valero Energy. Biogen saw its stock price decline in late March 2019, after halting development on an Alzheimer’s drug that was found to be ineffective in clinical trials. Herbalife Nutrition reported low earnings in May 2019 and August 2019 and provided earnings guidance that came in below expectations. Valero Energy’s stock price was hurt during the period by weak oil prices and an acquisition that did not sit well with investors.

Conversely, contributors during the period included stocks from the communications services and industrials sectors. In communication services, Verizon Communications was among the leading contributors. The stock rose on corporate revenue growth for the seventh consecutive quarter. Within industrials, a position in Lockheed Martin benefitted performance. Elsewhere in the market, top individual contributors included Match Group, which benefited from positive fundamentals and earnings growth that beat expectations. A lack of exposure to NVIDIA also helped, as did an overweight position to Cadence Design Systems, which benefited from fiscal first-quarter 2019 results that beat expectations and increased earnings guidance.

From a factor standpoint, the market environment over the 12 months did not favor a majority of the factors utilized by the model to identify stocks for investment potential. The top stocks as identified by the model were some of the worst performers in the portfolio. Value and low volatility fared worst during the period. The quality factor was the best performer.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of large-cap companies and industry groups. Stock market volatility seen during the period may have presented opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to

4

replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. We are cautiously optimistic that given the prolonged growth-oriented environment and recent market activity, securities that are value-oriented will stage a comeback. In addition, we have continued to maintain a broadly diversified portfolio.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2018 through August 31, 2019, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 0.69%, and Investor shares produced a total return of 0.45%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 2.92% for the same period.2

Large-cap stocks gained ground over the reporting period, amid slowing economic momentum and a shift in Federal Reserve policy. The fund lagged the Index due to negative contributions from six of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies. The fund currently considers large-cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after tax returns.

The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy — all of which are more fully described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds as advised by the fund’s investment adviser or its affiliates, referred to as underlying funds.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, as well as the target allocations and ranges when the investment adviser deems it appropriate.

Weakening Economic Conditions Hindered Stocks Late in the Reporting Period

Stock markets declined early in the reporting period, as the Federal Reserve maintained a hawkish stance on interest rates despite growing concerns about the sustainability of growth in the U.S. economy. Late in 2018, when the Fed signaled a shift in its stance, stocks rebounded sharply, and they remained buoyant in 2019 in anticipation of an interest rate cut in response to concerns about U.S./China trade relations and the possibility of slower U.S. economic growth.

The rebound produced a strong performance in the first half of 2019, but markets pulled back later, as trade fears ramped up and nervousness about the outlook increased. In June, stocks rebounded again on expectations of Fed rate cuts. Renewed hopes of a truce between the U.S. and China in late June also helped to lift sentiment.

Globally, stocks received support from central banks, which tended toward looser monetary policy, and from China, which implemented more stimulative fiscal policies. Nevertheless, late in the reporting period, the late-cycle nature of the U.S. expansion, weakening global economic indicators and worries about whether a trade agreement between the U.S. and China could be reached weighed on markets, producing losses.

Fund Performance Hindered by Underlying Strategies

The fund’s relative return was hampered primarily by the underperformance of six of its active strategies. On balance, the effect of the allocation decisions across these underlying strategies was slightly negative. On an absolute basis, exposure to growth-oriented strategies helped performance because growth stocks outperformed the Index, while the value exposure hindered returns since it lagged the Index.

Two allocation decisions across the fund’s four major categories proved negative: U.S. Large Cap Core and U.S. Large Cap Value. The allocation to U.S. Large Cap Growth was beneficial, and the allocation to U.S. Large Cap Tax Sensitive was neutral.

Manager performance was mixed. In the core category, the Focused Equity Strategy lagged its benchmark by more than 265 basis points, but this was partially offset by the performance of the Walter Scott Large Cap Equity Strategy, which beat its benchmark by more than 500 basis points.

In the value-oriented category, manager performance hindered the overall fund’s returns. The Dynamic Large Cap Value Strategy lagged its benchmark by 475 basis points, and the Income Stock Strategy lagged its benchmark by 125 basis points.

In the growth category, the U.S. Large Cap Growth Strategy underperformed its benchmark by more than 360 basis points, which more than offset the positive effect of the overweight to the category. In the tax-sensitive category, the fund had a slight overweight, which had a neutral effect on returns, but outperformance by the Large Cap Tax-Sensitive Strategy resulted in a slight positive contribution from this category.

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A More Neutral Investment Posture

We remain optimistic regarding the prospects for large-cap stocks in an environment characterized by a growing U.S. economy, with a supportive stance from the Federal Reserve. During the reporting period, we adjusted the fund’s portfolio to a more neutral posture between growth and value, trimming the allocation to Focused Equity and allocating the proceeds to Income Stock and Large Cap Value. In our judgment, these changes position the fund well for the prevailing market environment.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2018 through August 31, 2019, as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Income Stock Fund’s Class M shares produced a total return of -0.36%, Investor shares produced a total return of -0.60%, Class A shares produced a total return of -0.64%, Class C shares produced a total return of -1.43%, Class I shares produced a total return of -0.28% and Class Y shares produced a total return of -0.36%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 0.89% for the same period.2

Stocks rose over the reporting period in response to steady corporate earnings and economic growth. The fund underperformed the Index due to unfavorable sector allocation and security selection strategies, primarily in the utilities, energy, information technology, financial and health care sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that produce income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index. The fund invests primarily in common stock but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Weakening Economic Conditions Hindered Stocks Late in the Reporting Period

Stock markets declined early in the reporting period, as the Federal Reserve (the “Fed”) maintained a hawkish stance on interest rates despite growing concerns about the sustainability of growth in the U.S. economy. Late in 2018, when the Fed signaled a shift in its stance, stocks rebounded sharply, and they remained buoyant in 2019 in anticipation of an interest rate cut in response to concerns about U.S./China trade relations and the possibility of slower U.S. economic growth.

The rebound produced a strong performance in the first half of 2019, but markets later pulled back later, as trade fears ramped up and nervousness about the outlook increased. In June 2019, stocks rebounded again on expectations of Fed rate cuts. Renewed hopes of a truce between the U.S. and China in late June 2019 also helped to lift sentiment.

Globally, stocks received support from central banks, which tended toward looser monetary policy, and from China, which implemented more stimulative fiscal policies. Nevertheless, late in the reporting period, the late-cycle nature of the U.S. expansion, weakening global economic indicators and worries about whether a trade agreement between the U.S. and China could be reached weighed on markets, producing losses.

Performance Hindered by Sector Allocations and Stock Selections

Much of the fund’s underperformance versus the Index was driven by asset allocation and stock selection decisions. An underweight to the utilities sector, which outperformed the Index despite elevated valuations, hampered the fund’s returns, as did certain selections in this sector. Specifically, a decision not to own Entergy, an electric power company, and WEC Energy Group, a multi-utility, detracted from relative performance. In the energy sector, the fund’s overweight position hindered performance as well. Positions in Marathon Petroleum, Phillips66 and Occidental Petroleum were most notable. In the information technology sector, the fund’s overweight position detracted somewhat, but stock selection detracted more. Shares of Apple and Corning, the glassmaker, were especially detrimental. Failure to own Western Digital, a semiconductor company, also hurt relative returns. In the financial sector, positions in Wells Fargo and Bank of America were disadvantageous as banks generally struggled in a falling interest rate environment. A failure to own Cincinnati Financial, an insurance company, also proved harmful to fund performance. In the health care sector the fund’s holding of CVS Health, a health care provider, proved detrimental, as this sector has struggled with uncertain prospects.

On the positive side, in the consumer discretionary sector, performance benefited from a decision to avoid multiline retailers Macy’s and Kohl’s, as this industry continues to struggle. In communication services, positions in Verizon Communications and Comcast Corporation proved beneficial, while lack of exposure to CenturyLink, a regional telecommunications company, also boosted performance. In the materials sector shares of Vulcan Materials boosted the fund’s performance, as it benefited from strong infrastructure spending. In addition, a decision to avoid LyondellBasel, a chemical company, was advantageous because the company was hampered by trade tensions. Other top contributors to performance included a lack of exposure to Holly Frontier, an energy company, and Altria, a tobacco company. Positions in Outfront Media, Medtronic and Merck & Co. also proved beneficial.

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Investment Environment Remains Supportive

We remain optimistic about the short-term market outlook, given that the Fed has become more accommodative, and consumer spending remains strong. But we also see risks on the horizon. In the short term, the performance of the markets may depend on whether the U.S. and China achieve a trade agreement. In addition, the outcome of the Brexit conflict may also pose a risk. As of the end of the reporting period, we have continued to find what we believe to be the most attractive investment opportunities in the financial, health care, real estate, industrial, energy and information technology sectors. In contrast, we are finding relatively few opportunities in the utilities, consumer discretionary and consumer staples sector. We remain neutral in the materials and communications services sectors.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 1, 2020, for Class A, Class C, Class I, and Class Y, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

9

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2018 through August 31, 2019, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of -1.54%, and Investor shares produced a total return of -1.70%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 0.54% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of -3.13% and 5.96%, respectively, for the same period.3,4

Mid-cap stocks gained slightly over the reporting period, amid slowing economic momentum and a shift in Federal Reserve (the “Fed”) policy. The fund lagged the benchmark Index due to underperformance in four of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Index. The fund normally allocates its assets across multiple investment strategies employed by the fund’s investment adviser and sub-investment advisers that invest primarily in equity securities issued by mid cap companies.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy—all of which are more fully described in the fund’s prospectus.

Weakening Economic Conditions Hindered Stocks Late in the Reporting Period

Stock markets declined early in the reporting period, as the Fed maintained a hawkish stance on interest rates despite growing concerns about the sustainability of growth in the U.S. economy. Late in 2018, when the Fed signaled a shift in its stance, stocks rebounded sharply, and they remained buoyant in 2019 in anticipation of an interest rate cut in response to concerns about U.S./China trade relations and the possibility of slower U.S. economic growth.

The rebound produced a strong performance in the first half of 2019, but markets pulled back later as trade fears ramped up and nervousness about the outlook increased. In June 2019, stocks rebounded again on expectations of Fed rate cuts. Renewed hopes of a truce between the U.S. and China in late June 2019 also helped to lift sentiment.

Globally, stocks received support from central banks, which tended toward looser monetary policy, and from China, which implemented more stimulative fiscal policies. Nevertheless, late in the reporting period, the late-cycle nature of the U.S. expansion, weakening global economic indicators and worries about whether a trade agreement between the U.S. and China could be reached weighed on markets, producing losses.

Underlying Strategies Hampered Fund Performance

The fund’s relative performance was supported in part by its allocation decisions, which favored the growth-oriented underlying strategies over the value-oriented approaches. But the fund’s overall results were hindered by underperformance from four of the five active underlying strategies.

In the growth-oriented category, both the Mid Cap Growth Strategy and the Geneva Mid Cap Growth Strategy lagged their benchmark. But since the growth-oriented category produced positive returns, the fund’s overweight to this category resulted in a positive contribution to overall performance.

In the value category, the Opportunistic Mid Cap Value Strategy lagged, detracting from overall performance, while the Boston Partners Mid Cap Value Strategy outperformed the benchmark by more than 230 basis points, adding to overall performance. In the tax-sensitive category, the underweight proved neutral while the manager performance produced a negative effect on returns.

A More Neutral Investment Posture

We remain optimistic regarding the prospects for mid-cap stocks in a growing U.S. economy supported by an accommodative stance from the Federal Reserve. During the reporting period, we adjusted the fund’s portfolio to a more neutral positioning between growth and value by trimming the allocation to the Mid Cap Growth Strategy and allocating the proceeds to the Boston Partners Mid Cap Value Strategy. In our judgment, this change should position the fund for the prevailing market environment.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the midcap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the midcap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

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For the period of September 1, 2018 through August 31, 2019, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of -11.94%, and Investor shares produced a total return of -12.20%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of -12.89% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of -11.02% and
-14.89%, respectively, for the same period.3,4

Small-cap stocks lost ground over the reporting period, amid slowing economic momentum and a shift in Federal Reserve (the “Fed”) policy. The fund outperformed the Index due to a positive contribution from two of the fund’s three underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. The fund normally allocates assets across multiple investment strategies employed by the fund’s investment adviser that invest primarily in equity securities issued by small cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy — all of which are more fully described in the fund’s prospectus.

Weakening Economic Conditions Hindered Stocks Late in the Reporting Period

Stock markets declined early in the reporting period, as the Federal Reserve maintained a hawkish stance on interest rates despite growing concerns about the sustainability of growth in the U.S. economy. Late in 2018, when the Fed signaled a shift in its stance, stocks rebounded sharply, and they remained buoyant in 2019 in anticipation of an interest rate cut in response to concerns about U.S./China trade relations and the possibility of slower U.S. economic growth.

The rebound produced a strong performance in the first half of 2019, but markets pulled back later, as trade fears ramped up and nervousness about the outlook increased. In June 2019, stocks rebounded again on expectations of Fed rate cuts. Renewed hopes of a truce between the U.S. and China in late June 2019 also helped to lift sentiment.

Globally, stocks received support from central banks, which tended toward looser monetary policy, and from China, which implemented more stimulative fiscal policies. Nevertheless, late in the reporting period, the late-cycle nature of the U.S. expansion, weakening global economic indicators and worries about whether a trade agreement between the U.S. and China could be reached weighed on markets, producing losses.

Two Underlying Strategies Added to Fund Performance

The fund’s performance relative to the Index was helped primarily by the strong performance of the growth-oriented category, which outperformed its benchmark by more than 870 basis points. An overweight to this category also contributed positively to the fund’s returns.

The value category added to the fund’s overall performance as well, as it exceeded its benchmark by more than 580 basis points. However, an underweight to this category offset this to a certain extent.

Overall, allocation decisions hindered the fund’s performance slightly. The primary detractor from the fund’s returns was the core category, in which the underlying Opportunistic Small Cap Strategy lagged its benchmark by more than 550 basis points.

A More Neutral Investment Posture

We remain optimistic regarding the prospects for small-cap stocks in a growing U.S. economy with a supportive stance from the Fed. During the reporting period we adjusted the fund’s portfolio to a neutral allocation between growth and value by trimming the fund’s allocation to the growth strategies and allocating the proceeds to the value strategies. In our judgment, these changes should position the fund for the prevailing market environment.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

11

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2018 through August 31, 2019, as provided by Donald Sauber and Thomas Lee, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of -0.59%, and Investor shares produced a total return of -0.81%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 2.92% for the same period.2

Large-cap stocks generally posted mild gains over the reporting period, amid pockets of volatility fueled by investor concerns over U.S. Federal Reserve (the “Fed”) policy, slowing global growth and geopolitical uncertainty. The fund trailed the Index for the period, due primarily to stock-selection shortfalls across multiple sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The fund’s portfolio managers monitors sector and security weightings and regularly evaluate the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio managers adjust exposure limits as necessary.

Markets Pivot on Central Bank and Trade Activity

U.S. equities exhibited strength the first month of the period. However, starting in October 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by Fed officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (the “ECB”) would proceed with its plan to conclude stimulus measures in January 2019, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of 2019, the Fed emphasized its focus on data, as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May 2019 caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June 2019. At the end of July 2019, the Fed cut the federal funds rate by 25 basis points. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

Stock Selection Constrained Fund Performance

Stock selection was the main contributor to underperformance. Choices in the communication services, consumer staples, energy, health care and information technology sectors were the primary detractors. Electronic Arts was a leading detractor within communication services. The stock suffered after disappointing game launches and a weak 2018 holiday season. It is also experiencing slowing sales growth in its core sports franchise. A lack of exposure to strong performer Procter and Gamble led to underperformance in the consumer staples sector. In energy, refining company Valero Energy weighed on returns. The stock price came under pressure due to weak oil prices. Managed care names, such as CVS Health and UnitedHealth Group, were the largest detractors within the health care sector. These companies were affected by headline risk out of Washington regarding health care reform and the potential loss of the ability to monetize drug rebates. In information technology, chip maker NVIDIA was a heavy drag on results. The stock price suffered due to slowing top line growth and a reduction in demand for gaming chips. We have exited the position. Micron Technology and Salesforce.com were also among the worst performers. Salesforce.com stock fell after the company announced an all-stock acquisition of Tableau Software, which could have led to significant dilution for shareholders.

Conversely, stock selection in the consumer discretionary, industrials and real estate sectors were positive. A position in Yum! Brands bolstered results. The stock rose on the back of strong U.S. demand for its KFC, Taco Bell and Pizza Hut foods. Within industrials, Honeywell International benefited from strong demand for its aerospace products. A lack of exposure to General Electric and 3M also provided a tailwind. American Tower REIT was a top performer within the real estate sector, with high demand for its 5G infrastructure products helping to support the stock price.

12

Positioned for Continued Slow Growth

We continue to expect trade tensions over the next 12 months and believe the global economy is slowing, though we do not believe there are signs of imminent recession. Going forward, we expect interest rates and commodity prices will be range-bound at current levels. Given this outlook, we believe the environment is less favorable to cyclical companies and bond proxies such as utilities and REITs. We are investing in names we believe can continue to grow their top line revenue through the later stages of the economic cycle, or which are going through a restructuring that may improve efficiencies and boost returns. Currently, we are seeking such opportunities in financial technology, semiconductor, medical device and biotechnology companies.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

13

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2018 through August 31, 2019, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of -9.13%, and Investor shares produced a total return of -9.31%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of -7.14% for the same period.2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of -3.70% and -9.97%, respectively, for the same period.3,4

Small- and mid-cap stocks lost ground over the reporting period, amid slowing economic momentum and a shift in Federal Reserve (the “Fed”) policy. The fund underperformed the primary Index due largely to negative contributions from one of the fund’s three active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates its assets across multiple investment strategies employed by the fund’s investment adviser that invest primarily in equity securities issued by small cap and mid cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment small cap and mid cap equity portfolio managers and investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy — all of which are more fully described in the fund’s prospectus.

Weakening Economic Conditions Hindered Stocks Late in the Reporting Period

Stock markets declined early in the reporting period, as the Fed maintained a hawkish stance on interest rates despite growing concerns about the sustainability of growth in the U.S. economy. Late in 2018, when the Fed signaled a shift in its stance, stocks rebounded sharply, and they remained buoyant in 2019 in anticipation of an interest rate cut in response to concerns about U.S./China trade relations and the possibility of slower U.S. economic growth.

The rebound produced a strong performance in the first half of 2019, but markets pulled back later, as trade fears ramped up and nervousness about the outlook increased. In June 2019, stocks rebounded again on expectations of Fed rate cuts. Renewed hopes of a truce between the U.S. and China in late June 2019 also helped to lift sentiment.

Globally, stocks received support from central banks, which tended toward looser monetary policy, and from China, which implemented more stimulative fiscal policies. Nevertheless, late in the reporting period, the late-cycle nature of the U.S. expansion, weakening global economic indicators and worries about whether a trade agreement between the U.S. and China could be reached weighed on markets, producing losses.

Underlying Strategy Hampered Fund Performance

The fund’s performance relative to the Index was hindered by the lagging returns of one of the three underlying strategies. The primary detractor was underperformance of the underlying Opportunistic Small/Mid Cap Strategy, which lagged its benchmark by more than 570 basis points. The fund’s slight underweight to this category had little effect on overall performance.

In the value category, the Small/Mid Cap Value Strategy outperformed its benchmark slightly, but the fund’s slight underweight in this category resulted in a small detraction from overall fund performance.

The fund’s results benefited from relatively strong returns in the growth-oriented category, which beat the Index, and from strong manager performance. The underlying strategy, Small/Mid Cap Growth, outperformed its benchmark by 360 basis points.

A More Neutral Investment Posture

We remain optimistic regarding the prospects for small- and mid-cap stocks in a growing U.S. economy supported by accommodative policy from the Fed. During the reporting period, we adjusted the fund’s portfolio to a neutral allocation between growth and value, trimming the fund’s allocation to the growth strategies and allocating the proceeds to the value strategies. In our judgment, these changes should position the fund for the prevailing market environment.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. Investors cannot invest directly in any index.

3  Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

14

For the period of September 1, 2018 through August 31, 2019, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon International Fund’s Class M shares produced a total return of -6.50%, and Investor shares produced a total return of -6.74%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of -3.26% for the same period.2

International equity markets largely posted losses amid ongoing trade tensions and moderate economic growth. The fund underperformed its benchmark due to weakness in Switzerland, Australia and Japan, and a few disappointments in the industrial and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Weakening Economic Conditions Hindered Stocks Late in the Reporting Period

Stock markets declined early in the reporting period as the Federal Reserve (the “Fed”) maintained a hawkish stance on interest rates despite growing concerns about the sustainability of growth in the U.S. economy. Late in 2018, when the Fed signaled a shift in its stance, stocks rebounded sharply and remained buoyant early in 2019 in anticipation of a Fed rate cut in response to concerns about U.S./China trade relations and the U.S. economy’s possible slowing.

The rebound produced a strong performance in the first half of 2019, as the prospect of easier monetary policy outweighed concerns about tariffs and slowing global growth. Stocks pulled back later, as trade fears ramped up and nervousness about the outlook increased, only to rebound again in June 2019 on expectations of rate cuts from the Fed. Renewed hopes of a truce between the U.S. and China in late June 2019 also helped to lift sentiment.

Globally, stocks received support from central banks, which tended toward looser monetary policy, and from China, which implemented more stimulative fiscal policies. Nevertheless, late in the reporting period, the late-cycle nature of the U.S. expansion, weakening global economic indicators, and worries about whether a trade agreement between the U.S. and China could be reached weighed on markets, producing losses.

Certain Allocations and Holdings Detracted from Relative Performance

Certain allocation decisions and individual holdings detracted from the fund’s relative results. Allocations to Switzerland, Australia and Japan in particular hindered the fund. In Switzerland, the fund’s decision not to own Nestle, which jumped 37% during the reporting period, hampered returns. In addition, a position in Julius Bear Group, a wealth manager, detracted from performance because the company was hurt by volatility in equity markets. In Australia, Aristocrat Leisure, a leading maker of gaming machines for casinos, dropped 11% on narrower profit margins and ongoing capital expenditures. In Japan, a holding of Suzuki Motors hurt the fund’s performance, as the company was hindered by higher research and development costs, weakness in the India market and concerns about ongoing global trade tensions.

On the other hand, holdings in Hong Kong, Italy and the UK bolstered the fund’s relative performance. In Hong Kong, the fund’s ownership of shares in AIA Group, a life insurance firm, benefited as the company posted rapid growth, driven by robust expansion in mainland China. In Italy, a position in Enel, a utility company, proved advantageous, and the stock surged 54%, driven by lower interest rates, robust results in Latin America and strong overall quarterly performance. The fund also benefited from an underweight to the UK market, which underperformed due to the uncertainty surrounding Brexit.

From a sector perspective, stock selections in the industrial and health care sectors detracted from performance. A position in Alfa Laval, a Swedish maker of industrial equipment, declined on weakening demand, while the fund’s holding of Bayer, a German drug and chemical company, fell due largely to concerns about the acquisition of Monsanto and litigation related to its Roundup herbicide product.

On the other hand, the energy sector was the top contributor, as the fund’s underweight proved beneficial, given this sector’s underperformance. In the utilities sector, a position in Aker BP declined less than other utilities firms, and shares of Chubu Electric Power proved advantageous, given that the company’s defensive nature appealed to investors, and its financial performance benefited from lower input costs.

15

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Maintaining Balanced Positioning

International markets have been heavily affected by weaker economic growth as well as trade rhetoric over the past several months. Europe in particular has been affected by the slowdown in China, a large market for European exporters. Japan remains stable, and is experiencing tightness in the labor market, which could produce the level of inflation the Bank of Japan has been seeking. Future market performance depends in part on how U.S./China trade negotiations proceed over the near term. In the meantime, the fund remains relatively balanced between value and growth, with a particular emphasis on companies with secular growth strategies. If the economic outlook brightens, however, the fund is also well-positioned to attempt to gain from a rebound in value stocks.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries.

16

For the period of September 1, 2018 through August 31, 2019, as provided by George E. DeFina, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of -4.68%, and Investor shares produced a total return of -4.99%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of -4.36% for the same period.2

Stocks in emerging markets lost ground during the reporting period, largely in response to weakening global growth and rising trade tensions between the U.S. and China. The fund lagged the Index, mainly due to country weights and its security selections in India, South Korea and Turkey.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Weakening Economic Conditions Hindered Stocks Late in the Reporting Period

Stock markets declined early in the reporting period, as the Federal Reserve (the “Fed”) maintained a hawkish stance on interest rates despite growing concerns about the sustainability of growth in the U.S. economy. Late in 2018, when the Fed signaled a shift in its stance, stocks rebounded sharply and remained buoyant early in 2019, in anticipation of a rate cut in response to concerns about U.S./China trade relations and the possibility of slower U.S. growth.

The rebound produced a strong performance in the first half of 2019, as the prospect of easier monetary policy outweighed concerns about tariffs and slowing global growth. But markets pulled back later, as trade fears ramped up and nervousness about the outlook increased, only to rebound again in June 2019 on expectations of rate cuts from the Fed. Renewed hopes of a truce between the U.S. and China in late June 2019 also helped to lift sentiment.

Globally, stocks received support from central banks, which tended toward looser monetary policy, and from China, which implemented more stimulative policies. Nevertheless, late in the reporting period, the late-cycle nature of the U.S. expansion, weakening global economic indicators, and worries about whether a trade agreement between the U.S. and China could be reached weighed on markets, producing losses.

Stock Selections in India, Turkey, and South Korea Hindered Performance

The fund’s performance relative to the Index was hindered by overweights to India, Turkey and South Korea. In India, shares of IndiaBulls, a private bank, declined by 62% on an increase in non-performing loans and in sympathy with declines in shares of other Indian banks. In Turkey, a position in Tofas Turk Otomobile, an automaker, hurt the fund’s performance as the stock fell 12%, mostly due to the currency’s plunge and a slowdown in domestic consumption. In South Korea, shares of POSCO, a steel company, declined 41% due to a slowdown in demand stemming from weak auto sales and tariff concerns.

From a sector perspective, the fund’s holdings in the industrial and materials sectors were detractors. In addition to POSCO in the materials sector, in the industrial sector, shares of Malaysia Airports fell 12% on weak traffic and revenues related to the technical problems with the Boeing 737 airliner.

Despite the overall decline in emerging-markets stocks, there were a few bright spots for the fund. China, Argentina, and United Arab Emirates helped performance on a relative basis. In China, a position in Autohome, an online supplier of automobile components, detracted from the fund’s performance as did shares of Tencent, a mobile gaming company. In Argentina, Globant, a software developer that helps companies manage their software more efficiently, surged 46%. In United Arab Emirates, Abu Dhabi Commercial Bank, rose 28% on improved non-interest income and expanding market share.

From a sector perspective, the commercial services and energy sectors were positive contributors. In commercial services, the fund’s decision not to own Baidu, the Chinese internet company, proved beneficial, as shares fell 54%. In the energy sector, shares of CNOOC, the Chinese oil and gas company, outperformed on a relative basis, falling 11%, while the sector declined 21%. The fund also gained from a position in Gazprom, the Russian natural gas company, which rose 65% when the company announced a large increase in its dividend.

17

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Maintaining a Balance in Emerging-Market Equities

The performance of emerging-markets stocks has been heavily influenced by the trade tensions between the U.S. and China, and that is likely to continue over the short term. Over the next 12 months, stimulus in China and dovishness by the Fed could provide some support for stocks, and if the global economy stabilizes, then equities markets are likely to benefit. In addition, if a U.S./China trade deal is reached, that should provide some support as well. In this environment, the fund is maintaining a balance between value and growth, but we believe there may be an upside if a trade deal occurs, and the economy performs better than expected.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. —The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

18

For the period from September 1, 2018 through August 31, 2019, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of -7.98%, and Investor shares produced a total return of -8.21%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of -3.27% for the same period.2

International equity markets posted losses over the reporting period in the midst of slowing economic growth and trade frictions. The fund underperformed the Index for the period, mainly due to security selection shortfalls in the communication services and financials sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

The fund’s portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Slowing Growth and Trade Concerns Constrain Markets

Through early fall of 2018, many global equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October 2018, when renewed articulation of hawkish narratives by U.S. Federal Reserve (the “Fed”) officials alarmed investors. In Japan, which depends on exports for much of its economy, the prospect of slowing Chinese growth and consumption rates contributed to the sell-off of its equity markets. In December 2018, international equities reached new lows for the year, as economic and political news continued to unnerve investors, such as the contraction of the German economy, Italian governmental disputes and continued Brexit difficulties. Investors also feared the European Central Bank (the “ECB”) would proceed with its plan to conclude stimulus measures in January 2019 despite mediating growth rates.

January 2019 marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. At its first meeting of 2019, the Fed emphasized its focus on data as a primary driver for rate hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January2019, and many equity indices maintained an upward trajectory throughout the month of April 2019. However, renewed trade tensions between the U.S. and China in May 2019 caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June 2019. At the end of July 2019, the Fed cut the federal funds rate by 25 basis points. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

Security Selections Impact Fund Performance

Positioning in the communication services and financial sectors hampered the fund’s gains over the reporting period, as did stocks from Sweden, Germany and Hong Kong. German media company ProSiebenSat.1 Media was among the largest overall detractors. The stock price fell to record lows after the company reduced sales projections and cut its dividend. South Korea-based engineering and construction company HDC Holdings also hurt results, as its price fell on concerns over dilution after a large stock issuance. Financial services company Nordea Bank struggled during the period, after the bank was linked to a money laundering scandal. It was also a leading detractor for the 12 months.

Conversely, the fund generated positive results in other areas. In the consumer staples sector, French food retailer Casino Guichard Perrachon was among the top contributors to sector and overall performance. The stock price surged on comments from the CEO that the company planned to shut down stores in an underperforming division of the company to improve fundamentals. Russian materials company Severstal was also among the top contributors, as was consumer company Mowi, a seafood company based in Norway. Switzerland-based pharmaceuticals company Novartis was also among the leading performers. The stock price gained significantly in May 2019 as the company received FDA approval for two potential blockbuster drugs. Overall, materials and health care were the top contributing sectors to relative results, as were security selections from Norway, New Zealand and Switzerland.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of countries, companies and industry groups. We believe inefficiencies in international markets may present opportunities to purchase the stocks of fundamentally strong, dividend-paying companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. In addition, we have continued to maintain a broadly diversified portfolio.

19

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As a result of our stock selection process, the portfolio was underweight emerging-markets holdings and overweight developed markets at the end of the period. We have a bias towards financials and real estate, and relatively fewer holdings than the benchmark in industrials and health care sectors. We believe there are opportunities in Australia, Hong Kong and New Zealand, while we hold less in France, China and India.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging-Market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

20

For the period of September 1, 2018 through August 31, 2019, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of -0.44%, and Investor shares produced a total return of -0.63%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 3.78% for the same period.2

Stocks and bonds were subject to pockets of volatility during the period due to slowing growth and policy uncertainty. U.S. equity markets posted modest gains over the 12 months, while non-U.S. stocks generally declined. Bonds delivered positive results. The fund underperformed the Index, mainly due to an overweight toward equities and negative manager selection effects.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund’s investment adviser allocates the fund’s investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund’s investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

Slowing Growth and Trade Concerns Constrain Markets

While U.S. stocks enjoyed strong performance in September 2018, many non-U.S. equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in both U.S. and non-U.S. markets in October 2018, when renewed articulation of hawkish narratives by U.S. Federal Reserve (the “Fed”) officials alarmed investors. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors, such as the contraction of the German economy, Italian governmental disputes and continued Brexit difficulties. Investors also feared the European Central Bank (the “ECB”) would proceed with its plan to conclude stimulus measures in January 2019 despite mediating growth rates.

January 2019 marked a turnaround in U.S. and non-U.S. markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. At its first meeting of 2019, the Fed emphasized its focus on data as a primary driver for rate hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January 2019, and many equity indices maintained an upward trajectory throughout the month of April 2019. However, renewed trade tensions between the U.S. and China in May 2019 caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June.2019. At the end of July 2019, the Fed cut the federal funds rate by 25 basis points. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

Bonds were also affected by volatility during the fourth quarter of 2018. Spreads widened, and Treasury rates fell. However, bond volatility subsided in January 2019 as well. After the January 2019 Fed meeting, risk asset spreads narrowed, and prices recovered. In general, bonds rallied throughout 2019 in an environment of falling interest rates.

Asset Allocation and Manager Selection Constrained Fund Performance

The fund’s asset allocation and manager selection strategies detracted from relative returns during the reporting period. The fund’s relative overweight to equities during a time when equities trailed bonds was a headwind. The manager effect was also negative, as several managers trailed their benchmarks during the period. The BNY Mellon Focused Equity Opportunities Fund was among the leading detractors, as were the fund’s direct equity holdings. These positions lagged due to stock selection decisions. The BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund also trailed their respective indices.

Conversely, a couple of strategies produced results that helped relative performance. The fund’s bias towards U.S. equities, which outpaced non-U.S. equities during the period, was beneficial. An underweight to the fund’s developed non-U.S. and emerging-markets managers, who lagged their respective benchmarks, also helped relative returns.

The fund’s bond portfolio generally performed well, with most managers performing in line with their respective benchmarks. Direct fixed income holdings benefited results. However, in an environment where bonds outperformed equities, the fund’s underweight to fixed income hampered overall performance.

Positioned for the Current Market Environment

We expect the current macroeconomic and interest rate environment to persist for the foreseeable future. We believe the fund is well positioned for the current market climate. During the past 12 months, we reduced our equity allocation and increased our fixed income positions to bring the fund more in

21

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

line with a benchmark neutral asset allocation. As of period end, we are maintaining this positioning and plan to do so for the near term. We believe a more neutral asset allocation will benefit investors given the current investing environment and our views on the global economy and current market valuations.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

22

FUND PERFORMANCE (Unaudited)

BNY Mellon Large Cap Stock Fund (Class M shares)
BNY Mellon Large Cap Stock Fund (Investor shares)
S&P 500® Index†
$35,277
$29,406
$28,667
38,000
32,400
26,800
21,200
15,600
10,000
Dollars
09
10
11
12
13
14
15
16
17
18
19
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	-1.64%	7.74%	11.39%
Investor shares	-2.03%	7.48%	11.11%
S&P 500® Index	2.92%	10.11%	13.44%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

23

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/30/10	0.69%	9.48%	12.28%
Investor shares	7/30/10	0.45%	9.21%	12.08%
S&P 500® Index	7/31/10	2.92%	10.11%	13.70%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 7/30/10 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

24

(a) BNY Mellon Income Stock Fund (Class M shares)
(b) BNY Mellon Income Stock Fund (Investor shares)
(c) BNY Mellon Income Stock Fund (Class A shares)††
(d) BNY Mellon Income Stock Fund (Class C shares)††
(e) BNY Mellon Income Stock Fund (Class I shares)††
(f) Dow Jones U.S. Select Dividend™ Index†
36,400
31,000
25,600
20,200
14,800
9,400
Dollars
$35,904 (f)
$31,219 (e)
$31,202 (a)
$30,408 (b)
$30,152 (d)
$29,181 (c)
09
10
11
12
13
14
15
16
17
18
19
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund with a hypothetical investment of $10,000 made in the Dow Jones U.S. Select DividendTM Index (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A, Class C and Class I shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M, Investor, Class A, Class C, Class I shares of BNY Mellon Income Stock Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

25

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Income Stock Fund with a hypothetical investment of $1,000,000 made in the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares for the period prior to 5/31/16 (the inception date for Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class Y shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Income Stock Fund on 8/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

26

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	-0.36%	7.59%	12.05%
Investor shares	7/11/01	-0.60%	7.33%	11.76%
Class A shares
with maximum sales charge (5.75%)	5/31/16	-6.38%	6.16%††	11.30%††
without sales charge	5/31/16	-0.64%	7.43%††	11.97%††
Class C shares
with applicable redemption charge†	5/31/16	-2.32%	6.86%††	11.67%††
without redemption	5/31/16	-1.43%	6.86%††	11.67%††
Class I shares	5/31/16	-0.28%	7.61%††	12.06%††
Class Y shares	5/31/16	-0.36%	7.59%††	12.05%††
Dow Jones U.S. Select Dividend TM Index		0.89%	8.98%	13.64%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C, Class I and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A, Class C, Class I and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A, Class C, Class I and Class Y shares thereafter.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

27

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 made in the Russell Midcap® Index, Russell Midcap® Value Index and Russell Midcap® Growth Index

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	-1.54%	7.63%	12.04%
Investor shares	-1.70%	7.40%	11.77%
Russell Midcap® Index	0.54%	7.94%	13.48%
Russell Midcap® Value Index	-3.13%	5.88%	12.46%
Russell Midcap® Growth Index	5.96%	10.72%	14.85%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/09 to a hypothetical investment of $10,000 made in each of the (1) the Russell Midcap® Index, (2) the Russell Midcap® Value Index and (3) the Russell Midcap® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

28

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in each of the Russell 2000® Index, Russell 2000® Value Index and Russell 2000® Growth Index

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	-11.94%	7.09%	11.30%
Investor shares	-12.20%	6.83%	11.03%
Russell 2000® Index	-12.89%	6.41%	11.59%
Russell 2000® Value Index	-14.89%	4.63%	10.05%
Russell 2000® Growth Index	-11.02%	8.06%	13.06%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/09 to a hypothetical investment of $10,000 made in each of the (1) the Russell 2000® Index, (2) the Russell 2000® Value Index and (3) the Russell 2000® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	-0.59%	10.25%	12.79%
Investor shares	9/30/09	-0.81%	9.99%	12.51%
S&P 500® Index	9/30/09	2.92%	10.11%	13.14%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

30

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in the Russell 2500™ Index, Russell 2500™ Value Index and Russell 2500™ Growth Index

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	9/30/09	-9.13%	7.66%	10.67%
Investor shares	9/30/09	-9.31%	7.38%	10.37%
Russell 2500™ Index	9/30/09	-7.14%	7.06%	12.13%
Russell 2500™ Value Index	9/30/09	-9.97%	4.76%	10.59%
Russell 2500™ Growth Index	9/30/09	-3.70%	9.65%	13.82%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 9/30/09 (inception date) to a hypothetical investment of $10,000 made in each of the Russell 2500™ Index, the Russell 2500™ Value Index and the Russell 2500™ Growth Index on that date. All dividends and capital gain distributions are reinvested.

On April 28, 2014, the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	-6.50%	1.10%	4.21%
Investor shares	-6.74%	0.86%	3.95%
MSCI EAFE Index	-3.26%	1.89%	5.00%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon International Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any Index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

32

17,000
15,225
13,450
11,675
9,900
Dollars
BNY Mellon Emerging Markets Fund (Class M shares)
BNY Mellon Emerging Markets Fund (Investor shares)
MSCI Emerging Markets Index†
$14,908
$13,223
$12,890
09
10
11
12
13
14
15
16
17
18
19
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	-4.68%	-0.64%	2.83%
Investor shares	-4.99%	-0.88%	2.57%
MSCI Emerging Markets Index	-4.36%	-0.38%	4.07%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

33

FUND PERFORMANCE (Unaudited) (continued)

16,000
14,500
13,000
11,500
10,000
Dollars
BNY Mellon International Equity Income Fund (Class M shares)
BNY Mellon International Equity Income Fund (Investor shares)
MSCI ACWI ex USA Index†
$14,981
$13,042
$12,718
12/15/11
12
13
14
15
16
17
18
19
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Equity Income Fund with a hypothetical investment of $10,000 in the MSCI ACWI ex-USA Index (“the Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Year	From Inception
Class M shares	12/15/11	-7.98%	-0.26%	3.51%
Investor shares	12/15/11	-8.21%	-0.60%	3.17%
MSCI ACWI ex-USA Index	11/30/11	-3.27%	1.37%	5.35%††

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

34

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund with a hypothetical investment of $10,000 in the Morningstar Moderate Target Risk Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	-0.44%	5.00%	7.25%
Investor shares	-0.63%	4.76%	6.97%
Morningstar Moderate Target Risk Index	3.78%	5.04%	7.69%

† Source: Morningstar Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

35

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2019
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.28	$5.55	–	–	–	–
Ending value (after expenses)	$1,022.20	$1,019.00	–	–	–	–
Annualized expense ratio (%)	.84	1.09	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.26	$4.55	–	–	–	–
Ending value (after expenses)	$1,051.00	$1,049.70	–	–	–	–
Annualized expense ratio (%)	.63	.88	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.13	$5.41	$5.82	$9.62	$4.39	$4.23
Ending value (after expenses)	$1,045.80	$1,045.10	$1,044.10	$1,040.10	$1,046.70	$1,045.80
Annualized expense ratio (%)	.80	1.05	1.13	1.87	.85	.82
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.56	$5.83	–	–	–	–
Ending value (after expenses)	$1,030.70	$1,030.10	–	–	–	–
Annualized expense ratio (%)	.89	1.14	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.08	$6.32	–	–	–	–
Ending value (after expenses)	$974.90	$973.40	–	–	–	–
Annualized expense ratio (%)	1.02	1.27	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.50	$5.80	–	–	–	–
Ending value (after expenses)	$1,074.50	$1,074.10	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

36

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.66	$5.92
Ending value (after expenses)	$990.00	$989.00
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.07	$6.32
Ending value (after expenses)	$991.10	$990.20
Annualized expense ratio (%)	1.01	1.26
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.84	$8.08
Ending value (after expenses)	$967.60	$966.60
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.19	$6.41
Ending value (after expenses)	$943.70	$942.70
Annualized expense ratio (%)	1.06	1.31
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.69	$2.98
Ending value (after expenses)	$1,036.00	$1,035.20
Annualized expense ratio (%)	.33	.58

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

37

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2019
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.28	$5.55	–	–	–	–
Ending value (after expenses)	$1,020.97	$1,019.71	–	–	–	–
Annualized expense ratio (%)	.84	1.09	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.21	$4.48	–	–	–	–
Ending value (after expenses)	$1,022.03	$1.020.77	–	–	–	–
Annualized expense ratio (%)	.63	.88	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.08	$5.35	$5.75	$9.50	$4.33	$4.18
Ending value (after expenses)	$1,021.17	$1,019.91	$1,019.51	$1,015.78	$1,020.92	$1,021.07
Annualized expense ratio (%)	.80	1.05	1.13	1.87	.85	.82
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.53	$5.80	–	–	–	–
Ending value (after expenses)	$1,020.72	$1,019.46	–	–	–	–
Annualized expense ratio (%)	.89	1.14	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.19	$6.46	–	–	–	–
Ending value (after expenses)	$1,020.06	$1,018.80	–	–	–	–
Annualized expense ratio (%)	1.02	1.27	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.38	$5.65	–	–	–	–
Ending value (after expenses)	$1,020.87	$1,019.61	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

38

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.74	$6.01
Ending value (after expenses)	$1,020.52	$1,019.26
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.14	$6.41
Ending value (after expenses)	$1,020.11	$1,018.85
Annualized expense ratio (%)	1.01	1.26
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.02	$8.29
Ending value (after expenses)	$1,018.25	$1,016.99
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.40	$6.67
Ending value (after expenses)	$1,019.86	$1,018.60
Annualized expense ratio (%)	1.06	1.31
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.68	$2.96
Ending value (after expenses)	$1,023.54	$1,022.28
Annualized expense ratio (%)	.33	.58

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

39

STATEMENT OF INVESTMENTS
August 31, 2019

BNY Mellon Large Cap Stock Fund
Description	Shares		Value ($)
Common Stocks - 98.9%
Banks - 5.2%
Bank of America	119,845		3,296,936
JPMorgan Chase & Co.	39,116		4,297,284
Popular	21,113		1,109,910
Wells Fargo & Co.	8,200		381,874
Zions Bancorp	25,630	[a]	1,053,137
		10,139,141
Capital Goods - 3.1%
Johnson Controls International	10,531		449,568
Lockheed Martin	5,540		2,127,969
Pentair	10,286		369,473
Raytheon	7,848		1,454,391
Textron	24,211		1,089,495
The Boeing Company	1,580		575,262
		6,066,158
Commercial & Professional Services - .3%
Robert Half International	12,729		680,620
Consumer Durables & Apparel - 1.6%
Garmin	5,682		463,481
NIKE, Cl. B	22,858		1,931,501
Tempur Sealy International	3,949	[a,b]	304,547
Under Armour, Cl. A	26,990	[b]	502,284
		3,201,813
Consumer Services - 1.5%
McDonald's	1,705		371,639
Starbucks	26,035		2,513,940
		2,885,579
Diversified Financials - 4.1%
American Express	11,244		1,353,440
Berkshire Hathaway, Cl. B	9,213	[b]	1,874,016
Discover Financial Services	18,850		1,507,434
S&P Global	7,433		1,933,992
Synchrony Financial	42,274		1,354,882
		8,023,764
Energy - 6.2%
Cabot Oil & Gas	27,979		479,000
Chevron	24,427		2,875,546
ConocoPhillips	26,846		1,400,824
EOG Resources	16,609		1,232,222
Exxon Mobil	22,624		1,549,292
Kinder Morgan	59,954		1,215,268
Phillips 66	16,227		1,600,469
TechnipFMC	32,672		811,572
The Williams Companies	43,442		1,025,231
		12,189,424
Food & Staples Retailing - 3.2%
Casey's General Stores	5,792	[a]	972,187
Sysco	18,961		1,409,371
Walgreens Boots Alliance	25,061		1,282,873
Walmart	23,592		2,695,622
		6,360,053
Food, Beverage & Tobacco - 3.3%
Altria Group	32,262		1,411,140
Monster Beverage	25,681	[b]	1,506,704
PepsiCo	9,664		1,321,359
Philip Morris International	25,865		1,864,608

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Food, Beverage & Tobacco - 3.3% (continued)
The Coca-Cola Company	6,833		376,088
		6,479,899
Health Care Equipment & Services - 2.8%
Danaher	9,694		1,377,420
Hologic	13,164	[b]	649,907
IDEXX Laboratories	5,134	[b]	1,487,525
UnitedHealth Group	5,824		1,362,816
Veeva Systems, Cl. A	3,597	[b]	576,887
		5,454,555
Household & Personal Products - 2.2%
Kimberly-Clark	11,785		1,662,981
The Procter & Gamble Company	22,728		2,732,587
		4,395,568
Insurance - 2.7%
Globe Life	16,880		1,506,709
MetLife	27,796		1,231,363
Prudential Financial	3,160		253,084
The Allstate	4,344		444,782
The Progressive	23,657		1,793,201
		5,229,139
Materials - .8%
Ball	15,797		1,270,237
Sealed Air	8,523		339,386
		1,609,623
Media & Entertainment - 8.5%
Alphabet, Cl. A	2,557	[b]	3,044,185
Alphabet, Cl. C	2,699	[b]	3,206,682
Charter Communications, Cl. A	3,566	[b]	1,460,598
Comcast, Cl. A	8,200		362,932
Facebook, Cl. A	23,553	[b]	4,373,086
Liberty Broadband, Cl. A	8,688	[b]	910,068
Liberty Broadband, Cl. C	9,060	[b]	955,286
Netflix	2,797	[b]	821,619
The Walt Disney Company	5,196		713,203
Twitter	17,046	[b]	727,012
		16,574,671
Pharmaceuticals Biotechnology & Life Sciences - 13.2%
AbbVie	26,652		1,752,103
Agilent Technologies	18,324		1,303,020
Alexion Pharmaceuticals	6,535	[b]	658,467
Amgen	12,467		2,600,866
Biogen	6,049	[b]	1,329,268
Bristol-Myers Squibb	29,839		1,434,361
Elanco Animal Health	9,215	[b]	239,774
Eli Lilly & Co.	3,007		339,701
Illumina	4,425	[b]	1,244,929
Incyte	13,323	[b]	1,090,088
IQVIA Holdings	4,739	[b]	735,256
Johnson & Johnson	31,368		4,026,396
Merck & Co.	16,313		1,410,585
Pfizer	78,388		2,786,693
Regeneron Pharmaceuticals	1,119	[b]	324,566
Thermo Fisher Scientific	5,336		1,531,752

40

BNY Mellon Large Cap Stock Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 13.2% (continued)
Waters		5,540	[b]	1,173,871
Zoetis		15,057		1,903,506
			25,885,202
Real Estate - 1.3%
American Tower		994	[c]	228,809
Public Storage		5,326	[c]	1,410,005
VICI Properties		40,999	[a,c]	908,538
			2,547,352
Retailing - 5.5%
Amazon.com		3,697	[b]	6,566,944
AutoZone		666	[b]	733,726
Best Buy		4,262		271,276
Foot Locker		18,979	[a]	686,850
Genuine Parts		11,364		1,026,056
The Home Depot		6,447		1,469,336
			10,754,188
Semiconductors & Semiconductor Equipment - 2.2%
Broadcom		5,697		1,610,200
Intel		58,541		2,775,429
			4,385,629
Software & Services - 16.3%
Accenture, Cl. A		12,728		2,522,308
Adobe		7,510	[b]	2,136,670
Autodesk		7,671	[b]	1,095,572
Automatic Data Processing		9,027		1,533,146
Cadence Design Systems		19,746	[b]	1,352,206
Fortinet		6,937	[b]	549,272
Gartner		6,395	[b]	854,820
International Business Machines		8,359		1,132,895
Intuit		6,411		1,848,676
Mastercard, Cl. A		3,007		846,080
Microsoft		68,194		9,401,225
PayPal Holdings		16,627	[b]	1,813,174
Salesforce.com		1,998	[b]	311,828
Square, Cl. A		10,659	[a,b]	659,153
Verisign		4,950	[b]	1,009,057
Visa, Cl. A		22,334	[a]	4,038,434
WEX		4,262	[b]	871,792
			31,976,308
Technology Hardware & Equipment - 5.2%
Apple		38,354		8,006,014
Cisco Systems		13,666		639,705
Xerox Holdings		32,672		947,161
Zebra Technologies, Cl. A		2,793	[b]	572,649
			10,165,529
Telecommunication Services - 3.6%
AT&T		73,333		2,585,722
GCI Liberty, Cl. A		14,205	[b]	884,119
Telephone & Data Systems		10,531		265,381
Verizon Communications		55,400		3,222,064
			6,957,286
Transportation - 3.9%
CSX		22,532		1,510,095

BNY Mellon Large Cap Stock Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.9% (continued)
Transportation - 3.9% (continued)
Norfolk Southern		9,060		1,576,893
Union Pacific		9,717		1,573,765
United Airlines Holdings		16,793	[b]	1,415,818
United Parcel Service, Cl. B		13,825		1,640,474
			7,717,045
Utilities - 2.2%
AES		59,239		908,134
Exelon		38,543		1,821,542
OGE Energy		34,968		1,499,078
			4,228,754
Total Common Stocks (cost $147,012,801)			193,907,300
	1-Day Yield (%)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,994,282)	2.09	1,994,282	[d]	1,994,282

Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $553,014)	2.09	553,014	[d]	553,014
Total Investments (cost $149,560,097)		100.2%	196,454,596
Liabilities, Less Cash and Receivables		(.2%)	(489,086)
Net Assets		100.0%	195,965,510

a Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $8,536,383 and the value of the collateral was $8,736,866, consisting of cash collateral of $553,014 and U.S. Government & Agency securities valued at $8,183,852.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.7
Health Care	16.0
Communication Services	12.0
Financials	11.9
Consumer Staples	8.8
Consumer Discretionary	8.6
Industrials	7.4
Energy	6.2
Utilities	2.2
Real Estate	1.3
Investment Companies	1.3
Materials	.8
100.2

† Based on net assets.

See notes to financial statements.

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 63.6%
Automobiles & Components - .1%
Aptiv	1,010		84,002
Ford Motor	20,978		192,368
General Motors	155		5,749
Harley-Davidson	224	[a]	7,146
		289,265
Banks - 3.2%
Bank of America	111,629		3,070,914
BB&T	10,592	[a]	504,709
Citigroup	9,150		588,803
Citizens Financial Group	6,935		233,987
Fifth Third Bancorp	3,234		85,539
JPMorgan Chase & Co.	17,604		1,933,975
KeyCorp	10,500		174,300
M&T Bank	630		92,112
SunTrust Banks	23,300		1,433,183
The PNC Financial Services Group	4,920		634,336
U.S. Bancorp	5,082		267,771
Wells Fargo & Co.	19,002		884,923
Zions Bancorp	2,665	[a]	109,505
		10,014,057
Capital Goods - 4.8%
3M	3,752		606,773
Allegion	2,996		288,425
Caterpillar	3,798		451,962
Deere & Co.	11,676		1,808,729
Donaldson	2,480		119,933
Dover	4,092		383,584
Eaton	4,989		402,712
Emerson Electric	1,163		69,303
Fastenal	11,180	[a]	342,332
Flowserve	6,550		279,554
Fortive	2,056		145,770
General Dynamics	741		141,731
General Electric	41,555		342,829
Hexcel	3,300		277,695
Honeywell International	13,736		2,261,220
Illinois Tool Works	2,190		328,193
Ingersoll-Rand	5,160		624,824
Johnson Controls International	1,141		48,709
Lockheed Martin	1,377		528,919
Northrop Grumman	1,146		421,579
Parker-Hannifin	612		101,451
Raytheon	3,200		593,024
Roper Technologies	9		3,301
Stanley Black & Decker	653		86,758
The Boeing Company	9,190		3,345,987
The Toro Company	4,995		359,690
TransDigm Group	78		41,989
United Rentals	875	[b]	98,490
United Technologies	2,681		349,173
W.W. Grainger	220		60,203
Wabtec	223	[a]	15,434
Xylem	2,698	[a]	206,694
		15,136,970

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.6% (continued)
Commercial & Professional Services - .2%
Nielsen Holdings	3,870		80,341
Robert Half International	2,005		107,207
Waste Management	2,644		315,561
		503,109
Consumer Durables & Apparel - .6%
Leggett & Platt	5,010	[a]	186,322
Lennar, Cl. A	4,900		249,900
Newell Brands	1,455	[a]	24,153
NIKE, Cl. B	14,320		1,210,040
VF	3,015		247,079
		1,917,494
Consumer Services - 2.3%
Carnival	2,398	[a]	105,704
Marriott International, Cl. A	608		76,644
McDonald's	5,901		1,286,241
MGM Resorts International	54,810		1,537,969
Starbucks	14,828		1,431,792
Wynn Resorts	1,077	[a]	118,632
Yum! Brands	23,537		2,748,651
		7,305,633
Diversified Financials - 3.4%
American Express	1,959		235,805
Ameriprise Financial	1,989		256,541
Berkshire Hathaway, Cl. B	9,194	[b]	1,870,152
BlackRock	456		192,687
Capital One Financial	3,733		323,352
CME Group	12,823		2,786,310
Discover Financial Services	4,067		325,238
Intercontinental Exchange	7,963		744,381
Moody's	720		155,218
Morgan Stanley	6,300		261,387
MSCI	9,320		2,186,752
S&P Global	1,858		483,433
State Street	5,049		259,064
T. Rowe Price Group	31		3,429
The Charles Schwab	12,266		469,420
The Goldman Sachs Group	1,474		300,563
		10,853,732
Energy - 2.7%
Apache	8,885		191,649
Cabot Oil & Gas	2,630		45,026
Chevron	19,489		2,294,245
Concho Resources	994		72,711
ConocoPhillips	2,066		107,804
Devon Energy	6,515		143,265
Diamondback Energy	1,170	[a]	114,754
EOG Resources	9,114		676,168
Exxon Mobil	18,274		1,251,404
Helmerich & Payne	5,795	[a]	217,834
Hess	1,575		99,146
HollyFrontier	155		6,876
Kinder Morgan	2,030		41,148
Marathon Oil	15,500		183,520
Marathon Petroleum	3,221		158,505

42

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.6% (continued)
Energy - 2.7% (continued)
National Oilwell Varco	6,150		125,645
Noble Energy	365	[a]	8,242
Occidental Petroleum	3,573		155,354
ONEOK	1,650		117,612
Phillips 66	3,608		355,857
Pioneer Natural Resources	1,187		146,500
Schlumberger	7,884		255,678
TechnipFMC	1,805		44,836
The Williams Companies	94		2,218
Valero Energy	22,457		1,690,563
		8,506,560
Food & Staples Retailing - .6%
Costco Wholesale	2,865		844,487
Sysco	1,650		122,645
The Kroger Company	6,927		164,031
Walgreens Boots Alliance	2,077		106,322
Walmart	5,992		684,646
		1,922,131
Food, Beverage & Tobacco - 2.9%
Altria Group	11,619		508,215
Archer-Daniels-Midland	4,910		186,826
Campbell Soup	230		10,350
Conagra Brands	1,425		40,413
Constellation Brands, Cl. A	1,330		271,786
General Mills	95		5,111
McCormick & Co.	1,809	[a]	294,632
Molson Coors Brewing, Cl. B	2,905		149,201
Mondelez International, Cl. A	64,472		3,560,144
Monster Beverage	2,265	[b]	132,888
PepsiCo	7,502		1,025,748
Philip Morris International	4,459		321,449
The Coca-Cola Company	44,435		2,445,702
The Hershey Company	281		44,533
The Kraft Heinz Company	3,251		82,966
Tyson Foods, Cl. A	1,390		129,326
		9,209,290
Health Care Equipment & Services - 4.5%
Abbott Laboratories	5,983		510,470
AmerisourceBergen	2,188		180,007
Anthem	2,439		637,847
Baxter International	1,555		136,762
Becton Dickinson & Company	3,010		764,299
Boston Scientific	61,454	[b]	2,625,929
Cardinal Health	1,070		46,149
Cerner	5,515		380,039
Cigna	2,556		393,547
CVS Health	42,385		2,582,094
Danaher	4,112		584,274
Edwards Lifesciences	1,648	[b]	365,592
Henry Schein	3,866	[b]	238,223
Humana	1,673		473,810
Intuitive Surgical	1,933	[b]	988,420
McKesson	469		64,849
Medtronic	7,085		764,401

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.6% (continued)
Health Care Equipment & Services - 4.5% (continued)
ResMed	2,467		343,653
Stryker	2,718		599,754
UnitedHealth Group	6,642		1,554,228
		14,234,347
Household & Personal Products - 1.1%
Colgate-Palmolive	9,438		699,828
Coty, Cl. A	6,900	[a]	65,895
Kimberly-Clark	1,327		187,253
The Clorox Company	2,630		415,961
The Estee Lauder Companies, Cl. A	3,435		680,096
The Procter & Gamble Company	10,901		1,310,627
		3,359,660
Insurance - 1.0%
Aflac	500		25,090
American International Group	2,260		117,610
Aon	3,728		726,401
Chubb	739		115,491
Cincinnati Financial	1,410		158,611
Lincoln National	2,076		109,779
Marsh & McLennan Companies	4,531		452,602
MetLife	3,712		164,442
Prudential Financial	1,076		86,177
The Allstate	4,455		456,147
The Hartford Financial Services Group	8,125		473,525
The Travelers Companies	2,826		415,309
		3,301,184
Materials - 1.9%
Air Products & Chemicals	10,563		2,386,393
CF Industries Holdings	940		45,299
Corteva	4,664		136,748
Dow	4,664		198,826
DuPont de Nemours	4,664		316,826
Ecolab	2,170		447,693
FMC	4,070		351,363
Freeport-McMoRan	21,175		194,598
International Paper	1,354		52,941
Linde	2,217		418,813
LyondellBasell Industries, Cl. A	1,780		137,736
Newmont Goldcorp	4,165		166,142
Nucor	1,060		51,919
PPG Industries	2,965		328,492
The Mosaic Company	1,760		32,366
The Sherwin-Williams Company	186		97,976
Vulcan Materials	2,949		416,546
WestRock	2,735		93,482
		5,874,159
Media & Entertainment - 5.7%
Activision Blizzard	1,575		79,695
Alphabet, Cl. A	3,157	[b]	3,758,503
Alphabet, Cl. C	1,759	[b]	2,089,868
CBS, Cl. B	959		40,336
Charter Communications, Cl. A	446	[b]	182,677
Comcast, Cl. A	88,105		3,899,527

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.6% (continued)
Media & Entertainment - 5.7% (continued)
Discovery, Cl. C	2,145	[b]	55,834
Electronic Arts	48	[b]	4,497
Facebook, Cl. A	24,456	[b]	4,540,746
Netflix	3,043	[b]	893,881
Omnicom Group	820	[a]	62,369
The Walt Disney Company	15,947		2,188,885
Twitter	2,190	[b]	93,404
		17,890,222
Pharmaceuticals Biotechnology & Life Sciences - 4.5%
AbbVie	8,413		553,071
Alexion Pharmaceuticals	270	[b]	27,205
Allergan	991		158,283
Amgen	3,754		783,159
Biogen	1,415	[b]	310,946
Bristol-Myers Squibb	8,742		420,228
Celgene	6,271	[b]	607,033
Eli Lilly & Co.	8,715		984,534
Gilead Sciences	15,336		974,449
Johnson & Johnson	16,822		2,159,272
Merck & Co.	35,296		3,052,045
Mettler-Toledo International	301	[b]	197,694
Pfizer	35,223		1,252,178
Thermo Fisher Scientific	9,120		2,617,987
Waters	1,402	[b]	297,070
		14,395,154
Real Estate - 1.9%
American Tower	12,225	[c]	2,814,073
Apartment Investment & Management, Cl. A	4,251	[c]	216,801
AvalonBay Communities	2,125	[c]	451,690
Crown Castle International	2,870	[c]	416,638
Equinix	373	[c]	207,492
Equity Residential	177	[c]	15,003
Extra Space Storage	40	[c]	4,877
Federal Realty Investment Trust	488	[c]	63,054
HCP	11,405	[c]	395,868
Iron Mountain	7,405	[a,c]	235,849
Kimco Realty	13,895	[c]	255,390
Mid-America Apartment Communities	55	[c]	6,967
Realty Income	1,140	[c]	84,143
Simon Property Group	780	[c]	116,173
The Macerich Company	4,245	[a,c]	121,110
Ventas	3,045	[c]	223,473
Welltower	4,935	[c]	441,979
Weyerhaeuser	1,200	[c]	31,572
		6,102,152
Retailing - 3.9%
Amazon.com	3,535	[b]	6,279,185
Booking Holdings	374	[b]	735,437
Dollar General	1,330		207,600
Dollar Tree	2,974	[b]	301,950
eBay	2,742		110,475
Genuine Parts	414		37,380

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.6% (continued)
Retailing - 3.9% (continued)
L Brands	849	[a]	14,017
Lowe's	6,692		750,842
Macy's	329		4,856
O'Reilly Automotive	1,774	[b]	680,790
Ross Stores	2,308		244,671
The Home Depot	8,193		1,867,267
The TJX Companies	19,329		1,062,515
		12,296,985
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices	55,510	[a,b]	1,745,789
Analog Devices	1,503		165,074
Applied Materials	5,935		284,999
Broadcom	1,590		449,398
Intel	23,792		1,127,979
Lam Research	8,829		1,858,593
Marvell Technology Group	82,110		1,968,177
Micron Technology	6,870	[b]	311,005
NVIDIA	3,918		656,304
Qualcomm	3,107		241,631
Texas Instruments	8,654		1,070,932
Xilinx	1,834		190,846
		10,070,727
Software & Services - 8.9%
Accenture, Cl. A	4,293		850,744
Adobe	11,897	[b]	3,384,815
ANSYS	895	[b]	184,871
Autodesk	1,980	[b]	282,784
Automatic Data Processing	5,987		1,016,832
Cognizant Technology Solutions, Cl. A	6,257		384,117
DXC Technology	2,779		92,318
Fiserv	6,857	[b]	733,288
International Business Machines	2,712		367,557
Intuit	737		212,521
Jack Henry & Associates	1,935		280,498
Manhattan Associates	4,965	[b]	410,258
Mastercard, Cl. A	8,549		2,405,432
Microsoft	56,214		7,749,662
Oracle	17,795		926,408
Paychex	9,774		798,536
PayPal Holdings	3,617	[b]	394,434
Salesforce.com	18,487	[b]	2,885,266
Symantec	2,805		65,216
Visa, Cl. A	26,467	[a]	4,785,763
		28,211,320
Technology Hardware & Equipment - 3.0%
Amphenol, Cl. A	9,134		799,590
Apple	24,170		5,045,246
Cisco Systems	34,377		1,609,187
Cognex	5,340		240,727
Corning	11,080		308,578
Hewlett Packard Enterprise	20,128		278,169
HP	20,128		368,141
IPG Photonics	2,205	[b]	272,825

44

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares	Value ($)
Common Stocks - 63.6% (continued)
Technology Hardware & Equipment - 3.0% (continued)
Motorola Solutions		768	138,939
TE Connectivity		3,810	347,548
Western Digital		1,211	69,354
			9,478,304
Telecommunication Services - .8%
AT&T		38,598	1,360,965
Verizon Communications		18,370	1,068,399
			2,429,364
Transportation - .9%
CSX		7,713	516,925
Delta Air Lines		3,995	231,151
Expeditors International of Washington		4,410	313,551
FedEx		1,550	245,846
Norfolk Southern		757	131,756
Southwest Airlines		9,025	472,188
Union Pacific		5,748	930,946
United Parcel Service, Cl. B		1,559	184,991
			3,027,354
Utilities - 1.5%
AES		11,440	175,375
American Electric Power		1,420	129,433
CenterPoint Energy		5,755	159,356
CMS Energy		8,406	529,998
Dominion Energy		1,495	116,057
DTE Energy		660	85,576
Duke Energy		1,057	98,026
Eversource Energy		2,320	185,902
Exelon		3,460	163,520
NextEra Energy		4,726	1,035,372
NiSource		10,190	301,115
NRG Energy		6,525	237,510
Pinnacle West Capital		1,425	135,817
Sempra Energy		4,408	624,305
The Southern Company		500	29,130
Xcel Energy		10,110	649,264
			4,655,756
Total Common Stocks (cost $94,776,893)			200,984,929

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 36.3%
Registered Investment Companies - 36.3%
BNY Mellon Dynamic Value Fund, Cl. Y		1,051,567	[d] 36,531,441
BNY Mellon Income Stock Fund, Cl. M		3,512,340	[d] 30,557,358
BNY Mellon Research Growth Fund, Cl. Y		2,987,120	[d] 44,717,195
Dreyfus Institutional Preferred Government Plus Money Market Fund	2.09	2,874,736	[d] 2,874,736
Total Investment Companies (cost $104,035,506)			114,680,730
Total Investments (cost $198,812,399)		99.9%	315,665,659
Cash and Receivables (Net)		.1%	204,923
Net Assets		100.0%	315,870,582

a Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $9,003,138 and the value of the collateral was $9,184,510, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	36.3
Information Technology	15.1
Health Care	9.1
Financials	7.6
Consumer Discretionary	6.9
Communication Services	6.4
Industrials	5.9
Consumer Staples	4.6
Energy	2.7
Real Estate	1.9
Materials	1.9
Utilities	1.5
99.9

† Based on net assets.

See notes to financial statements.

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 94.3%
Automobiles & Components - 1.0%
General Motors		270,112	10,018,454
Banks - 16.1%
Bank of America		1,045,091	28,750,453
Citigroup		493,557	31,760,393
JPMorgan Chase & Co.		398,399	43,768,114
U.S. Bancorp		812,104	42,789,760
Wells Fargo & Co.		196,382	9,145,510
			156,214,230
Capital Goods - 4.6%
Honeywell International		150,445	24,766,256
United Technologies		151,462	19,726,411
			44,492,667
Diversified Financials - 5.4%
Capital One Financial		80,437	6,967,453
Morgan Stanley		495,170	20,544,603
The Goldman Sachs Group		119,484	24,363,983
			51,876,039
Energy - 9.5%
Exxon Mobil		211,712	14,498,038
Hess		362,092	22,793,691
Marathon Petroleum		470,019	23,129,635
Occidental Petroleum		265,900	11,561,332
Phillips 66		203,424	20,063,709
			92,046,405
Food, Beverage & Tobacco - 4.7%
Archer-Daniels-Midland		248,408	9,451,924
Conagra Brands		671,619	19,047,115
PepsiCo		121,199	16,571,539
			45,070,578
Health Care Equipment & Services - 4.3%
CVS Health		136,820	8,335,074
Medtronic		309,047	33,343,081
			41,678,155
Insurance - 6.9%
American International Group		413,907	21,539,720
Assurant		157,308	19,348,884
Chubb		84,513	13,207,692
The Hartford Financial Services Group		213,571	12,446,918
			66,543,214
Materials - 7.5%
CF Industries Holdings		479,275	23,096,262
Dow		238,449	10,165,081
Nutrien		353,302	[a] 17,792,289
Vulcan Materials		153,173	21,635,686
			72,689,318
Media & Entertainment - 2.8%
Comcast, Cl. A		225,479	9,979,701
Omnicom Group		226,889	[a] 17,257,177
			27,236,878
Pharmaceuticals Biotechnology & Life Sciences - 3.9%
Merck & Co.		200,512	17,338,273
Pfizer		588,490	20,920,820
			38,259,093

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 94.3% (continued)
Real Estate - 3.1%
Lamar Advertising, Cl. A		199,696	[b] 15,306,698
Outfront Media		522,680	[b] 14,363,246
			29,669,944
Retailing - 1.5%
Target		134,387	14,384,785
Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials		163,691	7,860,442
Qualcomm		176,368	13,716,139
Texas Instruments		88,529	10,955,464
			32,532,045
Software & Services - 1.3%
International Business Machines		96,621	13,095,044
Technology Hardware & Equipment - 4.3%
Cisco Systems		604,900	28,315,369
Corning		462,705	12,886,334
			41,201,703
Telecommunication Services - 4.0%
AT&T		1,100,378	38,799,328
Transportation - 2.1%
Delta Air Lines		192,255	11,123,874
Union Pacific		55,512	8,990,724
			20,114,598
Utilities - 7.9%
Clearway Energy, Cl. C		1,014,237	17,951,995
Edison International		292,192	21,116,716
NextEra Energy Partners		284,028	14,556,435
PPL		778,447	23,003,109
			76,628,255
Total Common Stocks (cost $773,370,126)			912,550,733
	Preferred Dividend Rate (%)
Preferred Stocks - 1.0%
Health Care Equipment & Services - 1.0%
Becton Dickinson & Co. (cost $9,537,040)	6.13	154,382	9,551,614
Description	1-Day Yield (%)
Investment Companies - 4.3%
Registered Investment Companies - 4.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $41,756,799)	2.09	41,756,799	[c] 41,756,799
Total Investments (cost $824,663,965)		99.6%	963,859,146
Cash and Receivables (Net)		.4%	3,916,926
Net Assets		100.0%	967,776,072

a Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $26,778,622 and the value of the collateral was $27,087,604, consisting of U.S. Government & Agency securities.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

46

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.4
Energy	9.5
Health Care	9.2
Information Technology	9.0
Utilities	7.9
Materials	7.5
Communication Services	6.8
Industrials	6.7
Consumer Staples	4.7
Investment Companies	4.3
Real Estate	3.1
Consumer Discretionary	2.5
99.6

† Based on net assets.

See notes to financial statements.

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.3%
Automobiles & Components - .2%
Aptiv	6,345	[a]	527,714
Gentex	121,004		3,218,706
Lear	11,872		1,332,751
The Goodyear Tire & Rubber Company	45,510		522,000
Thor Industries	11,050		507,306
Visteon	7,780	[a,b]	536,587
		6,645,064
Banks - 3.7%
Bank OZK	28,975		747,555
BOK Financial	8,956		681,910
CIT Group	20,510		873,521
Citizens Financial Group	21,845		737,050
Comerica	30,315		1,868,920
Cullen/Frost Bankers	14,850	[a]	1,232,698
East West Bancorp	269,034		11,065,368
F.N.B.	36,765	[a]	395,224
Fifth Third Bancorp	309,890		8,196,590
First Horizon National	86,970		1,376,735
First Republic Bank	71,720		6,434,718
Huntington Bancshares	523,205		6,932,466
KeyCorp	386,423		6,414,622
M&T Bank	18,002		2,632,072
New York Community Bancorp	35,705		412,036
PacWest Bancorp	25,420		866,314
People's United Financial	67,055	[a]	963,580
Popular	183,108		9,625,988
Regions Financial	437,652		6,398,472
Signature Bank	84,898		9,903,352
SunTrust Banks	164,042		10,090,223
SVB Financial Group	31,817	[b]	6,192,225
Synovus Financial	12,110		430,389
TCF Financial	39,672		1,529,752
Texas Capital Bancshares	13,220	[b]	712,294
Umpqua Holdings	24,465		384,345
Webster Financial	82,924		3,711,678
Zions Bancorp	31,960	[a]	1,313,236
		102,123,333
Capital Goods - 8.8%
Adt	23,725	[b]	112,931
AECOM	31,200	[b]	1,106,976
Air Lease	55,883		2,321,380
Allegion	52,573	[a]	5,061,203
AMETEK	166,965		14,347,302
Arconic	38,463		993,884
Cummins	6,312		942,192
Curtiss-Wright	21,562		2,644,364
Deere & Co.	14,973		2,319,467
Donaldson	40,700	[a]	1,968,252
Dover	86,135		8,074,295
Eaton	54,993		4,439,035
EnerSys	19,691		1,102,696
Fastenal	165,031	[a]	5,053,249
Fluor	71,499		1,263,387
Fortune Brands Home & Security	115,880		5,916,833

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Capital Goods - 8.8% (continued)
Graco	45,998		2,096,129
HD Supply Holdings	95,874	[b]	3,730,457
Hubbell	13,521		1,773,144
Huntington Ingalls Industries	14,567		3,044,503
IDEX	93,052		15,326,595
Ingersoll-Rand	44,588		5,399,161
ITT	56,332		3,206,417
Jacobs Engineering Group	14,695		1,305,798
L3Harris Technologies	53,830		11,380,200
Lincoln Electric Holdings	13,600	[a]	1,122,816
Masco	113,984		4,642,568
Mercury Systems	136,032	[b]	11,648,420
MSC Industrial Direct, Cl. A	4,645		314,095
Nordson	20,995		2,854,480
nVent Electric	23,415		474,388
Owens Corning	54,388		3,119,696
PACCAR	93,316		6,117,797
Parker-Hannifin	39,976		6,626,822
Pentair	27,545		989,416
Quanta Services	216,008		7,322,671
Regal Beloit	4,470		316,923
Rockwell Automation	12,719		1,943,336
Roper Technologies	75,087		27,538,908
Snap-on	32,000	[a]	4,757,760
Spirit AeroSystems Holdings, Cl. A	109,434		8,820,380
Stanley Black & Decker	16,676		2,215,573
Terex	25,085		622,861
Textron	77,219		3,474,855
The Middleby	6,891	[a,b]	755,667
The Timken Company	43,745		1,757,674
TransDigm Group	8,180	[b]	4,403,458
United Rentals	18,545	[b]	2,087,425
Univar Solutions	350	[a,b]	6,773
W.W. Grainger	7,602		2,080,287
WABCO Holdings	75,016	[b]	10,015,386
Wabtec	19,895	[a]	1,376,933
Watsco	40,205		6,575,528
Welbilt	23,425	[a,b]	368,710
WESCO International	29,218	[b]	1,317,147
Xylem	116,734		8,942,992
		239,541,595
Commercial & Professional Services - 4.3%
Cintas	17,005		4,485,919
Copart	186,645	[b]	14,071,167
CoStar Group	50,845	[b]	31,263,065
Equifax	119,082		17,431,223
IAA	85,571	[b]	4,180,143
IHS Markit	38,186	[b]	2,505,383
KAR Auction Services	64,253	[a]	1,706,560
Manpowergroup	31,970		2,613,228
Nielsen Holdings	157,380		3,267,209
Republic Services	35,910		3,204,967
Robert Half International	62,285		3,330,379
Stericycle	8,075	[a,b]	362,487
TransUnion	5,955		498,136

48

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Commercial & Professional Services - 4.3% (continued)
Verisk Analytics	104,661		16,906,938
Waste Connections	113,673		10,446,549
		116,273,353
Consumer Durables & Apparel - 2.8%
Brunswick	5,585		260,261
Carter's	65,456	[a]	5,987,915
D.R. Horton	239,961		11,870,871
Garmin	22,545		1,838,996
Hanesbrands	51,240	[a]	699,938
Hasbro	85,354		9,429,056
Leggett & Platt	22,780	[a]	847,188
Lennar, Cl. A	58,797		2,998,647
Lululemon Athletica	98,185	[b]	18,131,824
Mattel	39,000	[b]	382,200
Newell Brands	33,939	[a]	563,387
NVR	706	[b]	2,540,894
Polaris	10,842		889,261
PulteGroup	55,720		1,883,336
PVH	11,861		899,064
Ralph Lauren	10,939		966,351
Skechers USA, Cl. A	345,649	[b]	10,943,247
Tapestry	22,170		457,811
Tempur Sealy International	7,540	[a,b]	581,485
Toll Brothers	36,670		1,327,087
Under Armour, Cl. A	24,735	[b]	460,318
Under Armour, Cl. C	24,910	[b]	421,477
Whirlpool	21,532		2,994,886
		77,375,500
Consumer Services - 3.1%
Aramark	18,695		763,878
Boyd Gaming	111,699	[a]	2,685,244
Caesars Entertainment	60,495	[b]	696,297
Chipotle Mexican Grill	12,692	[b]	10,641,227
Darden Restaurants	22,040		2,666,399
Domino's Pizza	3,024		685,964
Dunkin' Brands Group	15,355		1,265,866
Frontdoor	13,494	[b]	692,782
Grand Canyon Education	80,704	[b]	10,136,422
H&R Block	37,435	[a]	906,676
Hilton Grand Vacations	24,626	[b]	831,620
Hilton Worldwide Holdings	19,703		1,819,966
Hyatt Hotels, Cl. A	9,770	[a]	704,906
International Game Technology	27,075	[a]	324,359
Las Vegas Sands	32,391		1,796,729
MGM Resorts International	60,420		1,695,385
Norwegian Cruise Line Holdings	188,735	[b]	9,578,301
Royal Caribbean Cruises	30,723		3,203,794
Service Corp International	52,230	[a]	2,418,249
Six Flags Entertainment	63,701		3,769,188
Texas Roadhouse	117,785	[a]	6,061,216
Vail Resorts	2,781		657,095
Wyndham Destinations	88,964		3,944,664
Wyndham Hotels & Resorts	60,300		3,098,214
Wynn Resorts	112,242	[a]	12,363,456

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Consumer Services - 3.1% (continued)
Yum China Holdings	26,090		1,185,269
		84,593,166
Diversified Financials - 4.0%
Affiliated Managers Group	11,572		886,762
AGNC Investment	32,975	[c]	490,338
Ally Financial	220,996		6,928,225
Ameriprise Financial	22,290		2,874,964
Annaly Capital Management	72,135	[c]	598,721
CBOE Global Markets	5,148		613,436
Credit Acceptance	2,099	[b]	950,112
Discover Financial Services	114,539		9,159,684
E*TRADE Financial	271,804		11,345,099
Intercontinental Exchange	125,770		11,756,980
Invesco	72,450		1,137,465
Jefferies Financial Group	30,534		569,154
Legg Mason	21,245		781,604
LPL Financial Holdings	74,650		5,595,017
MarketAxess Holdings	1,961		779,733
MFA Financial	228,495	[c]	1,638,309
Moody's	38,252		8,246,366
MSCI	2,884		676,673
Nasdaq	23,680		2,364,211
Navient	125,770	[a]	1,602,310
Northern Trust	19,900		1,749,807
Raymond James Financial	169,808		13,331,626
SLM	306,868		2,589,966
Starwood Property Trust	20,430	[c]	478,675
State Street	27,976		1,435,449
Synchrony Financial	95,268		3,053,339
T. Rowe Price Group	17,895		1,979,545
TD Ameritrade Holding	154,980		6,882,662
Voya Financial	188,953		9,319,162
		109,815,394
Energy - 3.1%
Antero Midstream	63,969	[b]	454,820
Antero Resources	126,875	[b]	402,194
Apache	58,245		1,256,345
Apergy	67,737	[b]	1,759,807
Baker Hughes, a GE Company	33,345		723,253
Cabot Oil & Gas	44,085		754,735
Cheniere Energy	170,746	[b]	10,195,244
Cimarex Energy	45,245	[a]	1,935,581
Concho Resources	23,770		1,738,775
Devon Energy	68,100		1,497,519
Diamondback Energy	49,143	[a]	4,819,945
EQT	75,757	[a]	770,449
Equitrans Midstream	32,561	[a]	439,248
Halliburton	76,565		1,442,485
Helmerich & Payne	23,435	[a]	880,922
Hess	25,225		1,587,914
HollyFrontier	30,210		1,340,116
Marathon Oil	236,988		2,805,938
Marathon Petroleum	52,173		2,567,433
Murphy Oil	51,365	[a]	936,384
National Oilwell Varco	40,290		823,125

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Energy - 3.1% (continued)
Noble Energy	165,580	[a]	3,738,796
ONEOK	24,750		1,764,180
Parsley Energy, Cl. A	587,329		10,519,062
Patterson-UTI Energy	59,090	[a]	511,129
PBF Energy, Cl. A	24,435		579,110
PDC Energy	108,475	[a,b]	3,454,929
Pioneer Natural Resources	52,186		6,440,796
Range Resources	132,510		471,736
Targa Resources	50,020	[a]	1,806,722
The Williams Companies	63,540		1,499,544
Transocean	228,180	[b]	1,038,219
Valero Energy	181,010		13,626,433
WPX Energy	115,940	[b]	1,247,514
		85,830,402
Food & Staples Retailing - .1%
Casey's General Stores	4,406	[a]	739,547
Sprouts Farmers Market	11,945	[a,b]	214,413
The Kroger Company	69,210		1,638,893
		2,592,853
Food, Beverage & Tobacco - 1.4%
Archer-Daniels-Midland	23,925		910,346
Beyond Meat	1,367	[b]	229,150
Brown-Forman, Cl. B	32,927	[a]	1,942,364
Coca-Cola European Partners	47,174		2,657,783
Conagra Brands	90,376		2,563,063
Flowers Foods	20,245	[a]	461,586
Hormel Foods	16,455	[a]	701,148
Ingredion	120,402		9,303,463
Kellogg	1,085	[a]	68,138
Lamb Weston Holdings	32,136		2,262,053
McCormick & Co.	19,335	[a]	3,149,091
Molson Coors Brewing, Cl. B	13,925		715,188
Nomad Foods	168,288	[b]	3,391,003
The Hain Celestial Group	19,950	[a,b]	380,048
The Hershey Company	22,380		3,546,782
The J.M. Smucker Company	5,644	[a]	593,523
TreeHouse Foods	3,720	[b]	188,418
Tyson Foods, Cl. A	67,749		6,303,367
		39,366,514
Health Care Equipment & Services - 9.0%
ABIOMED	82,458	[b]	15,920,166
Acadia Healthcare	27,600	[a,b]	730,296
Align Technology	83,331	[b]	15,258,739
AmerisourceBergen	72,391		5,955,608
Boston Scientific	276,575	[b]	11,818,050
Cantel Medical	2,830	[a]	260,162
Cardinal Health	36,315		1,566,266
Centene	213,419	[b]	9,949,594
Cerner	94,808		6,533,219
Change Healthcare	143,857	[a,b]	2,018,314
Covetrus	38,114	[a,b]	506,535
DaVita	34,242	[b]	1,930,222
Dentsply Sirona	15,876		827,933
DexCom	108,528	[b]	18,624,490
Edwards Lifesciences	19,430	[b]	4,310,351

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Health Care Equipment & Services - 9.0% (continued)
Guardant Health	4,638	[b]	405,964
HealthEquity	86,411	[b]	5,129,357
Henry Schein	26,440	[b]	1,629,233
Hill-Rom Holdings	14,955		1,610,354
Hologic	26,535	[b]	1,310,033
Humana	14,259		4,038,291
IDEXX Laboratories	48,852	[b]	14,154,378
Insulet	45,122	[a,b]	6,956,459
Laboratory Corporation of America Holdings	66,258	[b]	11,102,190
Masimo	42,527	[b]	6,517,263
McKesson	28,178		3,896,172
Medidata Solutions	72,924	[b]	6,678,380
Molina Healthcare	20,536	[b]	2,675,430
Penumbra	3,554	[a,b]	517,285
Quest Diagnostics	25,140		2,573,582
ResMed	23,420		3,262,406
STERIS	83,870		12,949,528
Teleflex	26,818		9,759,607
The Cooper Companies	41,156		12,748,071
Universal Health Services, Cl. B	35,097		5,074,324
Varian Medical Systems	66,655	[b]	7,060,764
Veeva Systems, Cl. A	19,166	[b]	3,073,843
WellCare Health Plans	25,320	[b]	6,855,137
West Pharmaceutical Services	4,337		630,860
Zimmer Biomet Holdings	136,707		19,029,614
		245,848,470
Household & Personal Products - .8%
Church & Dwight	204,274		16,296,980
Coty, Cl. A	140,720	[a]	1,343,876
Energizer Holdings	17,364	[a]	668,514
Herbalife Nutrition	14,290	[a,b]	492,005
Nu Skin Enterprises, Cl. A	13,635		553,854
Spectrum Brands Holdings	10,290	[a]	574,902
The Clorox Company	9,182		1,452,225
		21,382,356
Insurance - 3.4%
Alleghany	14,122	[b]	10,581,756
American Financial Group	927		93,599
Aon	39,978		7,789,713
Assurant	20,175		2,481,525
Assured Guaranty	22,780		969,289
Axa Equitable Holdings	21,350	[b]	443,440
Cincinnati Financial	31,575		3,551,872
Everest Re Group	24,717		5,830,246
Fidelity National Financial	48,465		2,129,552
First American Financial	6,565		383,724
Globe Life	26,846		2,396,274
Lincoln National	36,155		1,911,876
Loews	78,326		3,765,131
Markel	1,324	[b]	1,513,438
Marsh & McLennan Companies	30,866		3,083,205
Old Republic International	86,890		2,029,750
Principal Financial Group	32,030		1,704,637

50

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Insurance - 3.4% (continued)
Reinsurance Group of America	69,174		10,650,721
The Allstate	59,337		6,075,515
The Hartford Financial Services Group	53,110		3,095,251
The Travelers Companies	26,744		3,930,298
Unum Group	57,625		1,464,251
Willis Towers Watson	47,519		9,407,336
WR Berkley	123,117		8,772,086
		94,054,485
Materials - 4.6%
Albemarle	19,155	[a]	1,182,438
Amcor	99,399	[a]	976,098
Ashland Global Holdings	9,861		722,220
Avery Dennison	58,234		6,730,103
Ball	27,110		2,179,915
Celanese	22,210		2,517,948
CF Industries Holdings	21,630		1,042,350
Corteva	83,829		2,457,866
Crown Holdings	22,136	[b]	1,457,434
Eagle Materials	104,769	[a]	8,820,502
Eastman Chemical	16,320		1,066,838
Element Solutions	47,434	[a,b]	442,559
FMC	209,419		18,079,142
Freeport-McMoRan	669,067		6,148,726
Graphic Packaging Holding	187,564		2,590,259
Huntsman	415,210		8,270,983
International Flavors & Fragrances	12,210	[a]	1,340,047
International Paper	27,215		1,064,106
Louisiana-Pacific	326,736		7,854,733
Martin Marietta Materials	8,904		2,259,568
Newmont Goldcorp	368,491		14,699,106
Nucor	40,615		1,989,323
Nutrien	70,503	[a]	3,550,531
Olin	48,210	[a]	818,606
Packaging Corporation of America	16,505	[a]	1,660,073
Reliance Steel & Aluminum	12,440		1,209,541
Royal Gold	9,890	[a]	1,319,128
Sealed Air	29,410		1,171,106
Sonoco Products	25,750		1,472,900
Steel Dynamics	52,065		1,405,755
The Chemours Company	44,690		633,257
The Mosaic Company	80,170		1,474,326
Valvoline	27,071		611,805
Vulcan Materials	96,525		13,634,156
W.R. Grace & Co.	8,521		576,957
Westlake Chemical	6,500	[b]	380,835
WestRock	40,536		1,385,520
		125,196,760
Media & Entertainment - 3.0%
Activision Blizzard	341,735		17,291,791
Altice USA, Cl. A	100,200	[b]	2,893,776
AMC Networks, Cl. A	14,420	[a,b]	699,370
CBS, Cl. B	18,885		794,303
Cinemark Holdings	39,280		1,498,925
Discovery, Cl. C	68,708	[b]	1,788,469

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Media & Entertainment - 3.0% (continued)
DISH Network, Cl. A	21,995	[b]	738,152
Electronic Arts	14,370	[b]	1,346,182
Fox, Cl. A	88,264		2,927,717
IAC/InterActiveCorp	20,130	[b]	5,125,903
John Wiley & Sons, Cl. A	20,651		918,969
Liberty Broadband, Cl. A	2,552	[b]	267,322
Liberty Broadband, Cl. C	8,505	[b]	896,767
Liberty Global, Cl. C	81,205	[b]	2,121,075
Liberty Media Corp-Liberty Formula One, Cl. A	2,552	[a,b]	101,034
Liberty Media Corp-Liberty Formula One, Cl. C	153,248	[b]	6,396,572
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[b]	413,403
Liberty Media Corp-Liberty SiriusXM, Cl. C	31,005	[b]	1,265,314
Lions Gate Entertainment, Cl. B	26,099		217,666
NetEase, ADR	8,514	[a]	2,171,070
News Corp., Cl. A	121,260		1,667,325
Nexstar Media Group, Cl. A	6,260		619,051
Omnicom Group	48,805	[a]	3,712,108
Spotify Technology	37,692	[a,b]	5,086,535
Take-Two Interactive Software	12,734	[b]	1,680,506
The Interpublic Group of Companies	56,350		1,120,238
The New York Times Company, Cl. A	17,640		515,088
Tribune Media, Cl. A	17,830		830,521
TripAdvisor	11,175	[a,b]	424,538
Twitter	258,495	[b]	11,024,812
Viacom, Cl. B	40,765		1,018,310
World Wrestling Entertainment, Cl. A	7,550		539,297
Zillow Group, Cl. C	58,921	[a,b]	2,028,650
Zynga, Cl. A	99,610	[b]	568,773
		80,709,532
Pharmaceuticals Biotechnology & Life Sciences - 3.7%
Agilent Technologies	38,810		2,759,779
Agios Phamaceuticals	13,946	[a,b]	529,251
Alkermes	27,860	[b]	584,503
Alnylam Pharmaceuticals	14,672	[b]	1,183,884
Avantor	107,226	[b]	1,876,455
BioMarin Pharmaceutical	18,626	[b]	1,398,068
Bio-Techne	11,230		2,151,331
Bluebird Bio	10,002	[a,b]	1,033,307
Catalent	8,560	[b]	451,454
Charles River Laboratories International	11,800	[b]	1,548,160
Elanco Animal Health	41,141	[b]	1,070,489
Exact Sciences	13,885	[a,b]	1,655,370
Exelixis	8,690	[b]	172,497
Galapagos, ADR	11,695	[b]	1,966,748
GW Pharmaceuticals, ADR	19,518	[a,b]	2,779,558
Horizon Therapeutics	13,985	[b]	386,406
ICON	29,754	[b]	4,587,769
Incyte	16,845	[b]	1,378,258
Ionis Pharmaceuticals	24,115	[a,b]	1,524,309
IQVIA Holdings	43,683	[b]	6,777,417

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.7% (continued)
Jazz Pharmaceuticals	107,336	[b]	13,755,108
Ligand Pharmaceuticals	22,793	[a,b]	2,072,112
Mettler-Toledo International	4,135	[b]	2,715,827
Mylan	370,761	[b]	7,218,717
Nektar Therapeutics	32,350	[b]	568,390
Neurocrine Biosciences	55,340	[b]	5,501,903
PerkinElmer	4,260	[a]	352,302
Perrigo	14,175		663,107
PRA Health Sciences	113,181	[b]	11,186,810
QIAGEN	30,176	[b]	1,046,805
REGENXBIO	15,938	[a,b]	549,702
Sage Therapeutics	66,021	[a,b]	11,333,825
Sarepta Therapeutics	53,403	[a,b]	4,814,280
Seattle Genetics	6,830	[b]	496,131
United Therapeutics	6,732	[a,b]	555,794
Waters	14,140	[b]	2,996,125
		101,641,951
Real Estate - 6.0%
Alexandria Real Estate Equities	54,716	[c]	8,198,645
American Homes 4 Rent, Cl. A	110,053	[c]	2,815,156
Americold Realty Trust	120,735	[a,c]	4,397,169
Apartment Investment & Management, Cl. A	25,727	[c]	1,312,077
Apple Hospitality REIT	39,200	[a,c]	624,456
AvalonBay Communities	14,696	[c]	3,123,782
Boston Properties	145,281	[c]	18,656,986
Brixmor Property Group	26,460	[c]	487,658
Brookfield Property REIT, Cl. A	32,185	[a,c]	605,722
Camden Property Trust	19,110	[c]	2,068,657
CBRE Group, Cl. A	136,659	[b]	7,143,166
CoreSite Realty	5,957	[c]	692,084
Corporate Office Properties Trust	16,880	[c]	487,663
Cousins Properties	11,750	[c]	407,725
CyrusOne	36,925	[c]	2,712,510
Digital Realty Trust	112,585	[a,c]	13,918,884
Douglas Emmett	100,795	[c]	4,253,549
Duke Realty	161,537	[c]	5,374,336
EPR Properties	5,015	[c]	392,424
Equinix	10,248	[c]	5,700,757
Equity Commonwealth	63,550	[c]	2,139,093
Equity Lifestyle Properties	29,600	[c]	3,987,712
Equity Residential	80,714	[c]	6,841,319
Essex Property Trust	9,625	[c]	3,092,127
Extra Space Storage	28,165	[c]	3,433,877
HCP	38,600	[c]	1,339,806
Healthcare Trust of America, Cl. A	26,755	[c]	758,772
Hospitality Properties Trust	54,440	[a,c]	1,314,182
Host Hotels & Resorts	105,409	[c]	1,690,760
Iron Mountain	42,213	[a,c]	1,344,484
JBG SMITH Properties	20,375	[c]	779,548
Jones Lang LaSalle	6,529		875,212
Kilroy Realty	34,046	[c]	2,650,822
Kimco Realty	30,695	[c]	564,174
Lamar Advertising, Cl. A	5,375	[c]	411,994

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Real Estate - 6.0% (continued)
Medical Properties Trust	31,410	[c]	583,912
Mid-America Apartment Communities	6,670	[c]	844,956
Omega Healthcare Investors	12,910	[c]	525,179
Outfront Media	20,305	[c]	557,981
Park Hotels & Resorts	68,096	[c]	1,603,661
Prologis	62,323	[c]	5,211,449
Rayonier	45,224	[c]	1,212,003
Realty Income	62,015	[c]	4,577,327
Regency Centers	95,833	[c]	6,182,187
Retail Properties of America, Cl. A	133,498	[c]	1,516,537
SBA Communications	17,347	[c]	4,552,373
SITE Centers	89,536	[c]	1,240,969
SL Green Realty	48,798	[c]	3,914,576
Spirit Realty Capital	15,884	[a,c]	761,479
STORE Capital	17,605	[c]	664,765
The Macerich Company	49,040	[a,c]	1,399,111
UDR	56,260	[c]	2,710,607
Ventas	16,105	[c]	1,181,946
VEREIT	52,805	[c]	514,849
VICI Properties	28,950	[c]	641,532
Weingarten Realty Investors	48,175	[c]	1,276,156
Welltower	34,295	[c]	3,071,460
Weyerhaeuser	50,117	[c]	1,318,578
WP Carey	43,885	[a,c]	3,940,873
		164,601,754
Retailing - 4.9%
Advance Auto Parts	12,860		1,774,037
AutoZone	6,222	[b]	6,854,715
Best Buy	36,250		2,307,312
Burlington Stores	58,099	[b]	11,764,467
CarMax	24,630	[a,b]	2,051,186
Carvana	4,515	[b]	366,437
Dollar General	93,664		14,620,014
Dollar Tree	30,137	[b]	3,059,810
eBay	126,208		5,084,920
Etsy	13,875	[b]	732,461
Expedia Group	64,174		8,349,037
Five Below	3,617	[b]	444,421
Floor & Decor Holdings, Cl. A	14,930	[a,b]	734,855
Foot Locker	30,885	[a]	1,117,728
Genuine Parts	13,330		1,203,566
Grubhub	70,311	[a,b]	4,172,255
Kohl's	27,330	[a]	1,291,616
LKQ	31,200	[b]	819,624
Ollie's Bargain Outlet Holdings	42,939	[b]	2,380,968
O'Reilly Automotive	40,397	[b]	15,502,753
Pool	57,360		11,264,357
Qurate Retail, Cl. A	25,485	[b]	272,944
Ross Stores	163,456		17,327,971
The Gap	487,054	[a]	7,690,583
Tiffany & Co.	12,130	[a]	1,029,473
Tractor Supply	23,465		2,390,614
Ulta Beauty	31,022	[b]	7,374,860

52

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Retailing - 4.9% (continued)
Wayfair, Cl. A	6,082	[b]	685,685
		132,668,669
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices	191,532	[a,b]	6,023,681
Analog Devices	30,871		3,390,562
Cypress Semiconductor	88,925		2,046,164
First Solar	134,554	[a,b]	8,351,767
KLA	40,392		5,973,977
Lam Research	21,200		4,462,812
Marvell Technology Group	196,211	[a]	4,703,178
Maxim Integrated Products	31,335		1,709,011
Microchip Technology	89,507	[a]	7,727,139
Monolithic Power Systems	2,853		429,548
NVIDIA	12,505		2,094,713
NXP Semiconductors	36,471		3,725,148
ON Semiconductor	193,701	[b]	3,447,878
Qorvo	69,173	[b]	4,941,027
Skyworks Solutions	153,886		11,582,999
Teradyne	200,251		10,607,295
Universal Display	8,768	[a]	1,801,561
Xilinx	30,960		3,221,698
		86,240,158
Software & Services - 17.2%
Akamai Technologies	16,890	[b]	1,505,406
Alliance Data Systems	19,834		2,438,590
Alteryx, Cl. A	3,335	[b]	475,071
Amdocs	34,550		2,236,767
Anaplan	5,286	[b]	287,188
ANSYS	77,491	[b]	16,006,541
Atlassian, Cl. A	11,580	[b]	1,557,626
Autodesk	28,790	[b]	4,111,788
Avalara	1,614	[b]	136,125
Black Knight	16,645	[b]	1,036,151
BlackLine	95,824	[a,b]	4,880,316
Broadridge Financial Solutions	128,885		16,682,874
Cadence Design Systems	350	[b]	23,968
CDK Global	62,804		2,710,621
Citrix Systems	11,990		1,114,830
CoreLogic	26,335	[b]	1,274,614
Coupa Software	4,840	[b]	672,421
DocuSign	214,164	[a,b]	9,999,317
Dropbox	11,111	[b]	198,887
DXC Technology	123,269		4,094,996
Elastic	3,236	[b]	284,412
EPAM Systems	33,021	[b]	6,317,908
Euronet Worldwide	30,205	[b]	4,625,594
Fidelity National Information Services	204,065		27,797,734
FireEye	18,115	[a,b]	243,284
Fiserv	317,547	[b]	33,958,476
FleetCor Technologies	10,138	[b]	3,025,179
Fortinet	10,360	[b]	820,305
Gartner	79,644	[b]	10,646,013
Global Payments	154,018		25,563,908

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Software & Services - 17.2% (continued)
Guidewire Software	7,560	[a,b]	727,121
HubSpot	106,042	[a,b]	21,174,467
Intuit	56,597		16,320,311
Jack Henry & Associates	97,805		14,177,813
Leidos Holdings	91,884		8,026,986
LogMeIn	113,796		7,606,125
New Relic	30,257	[b]	1,734,936
Nuance Communications	645,061	[b]	10,843,475
Okta	18,185	[b]	2,300,402
Palo Alto Networks	12,380	[b]	2,520,816
Paychex	29,815		2,435,885
Paycom Software	5,762	[a,b]	1,441,191
Proofpoint	66,164	[b]	7,516,892
RealPage	286,229	[a,b]	18,224,200
RingCentral, Cl. A	9,925	[b]	1,400,715
Roku	8,305	[b]	1,257,045
Salesforce.com	15,400	[b]	2,403,478
Science Applications International	36,919	[a]	3,249,241
ServiceNow	61,321	[b]	16,056,291
Shopify, Cl. A	69,194	[b]	26,666,676
Slack Technologies, Cl. A	254,125	[a,b]	7,278,140
Splunk	135,631	[b]	15,166,258
Square, Cl. A	216,407	[a,b]	13,382,609
SS&C Technologies Holdings	324,191		15,110,543
Symantec	52,900		1,229,925
Teradata	187,381	[a,b]	5,784,451
The Trade Desk, Cl. A	3,752	[b]	922,129
Total System Services	87,732		11,775,389
Twilio, Cl. A	151,186	[a,b]	19,725,237
Tyler Technologies	53,016	[b]	13,600,725
Verisign	22,480	[b]	4,582,548
WEX	4,971	[b]	1,016,818
Workday, Cl. A	13,645	[b]	2,418,986
Zendesk	69,683	[a,b]	5,588,577
		468,393,311
Technology Hardware & Equipment - 4.6%
Amphenol, Cl. A	240,217		21,028,596
Arista Networks	4,299	[b]	974,239
Arrow Electronics	27,955	[b]	1,934,486
CDW	7,325		846,037
Cognex	108,951		4,911,511
Coherent	3,603	[a,b]	522,291
CommScope Holding	13,305	[a,b]	142,896
Corning	25,280		704,048
EchoStar, Cl. A	19,280	[b]	814,580
F5 Networks	9,231	[b]	1,188,307
Flex	171,026	[b]	1,646,980
FLIR Systems	331,706		16,343,155
Hewlett Packard Enterprise	141,482		1,955,281
Juniper Networks	54,150		1,254,114
Keysight Technologies	128,331	[b]	12,430,141
Lumentum Holdings	67,428	[a,b]	3,759,785
Motorola Solutions	25,235		4,565,264
National Instruments	164,848		6,923,616
NCR	32,605	[a,b]	1,027,384

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.3% (continued)
Technology Hardware & Equipment - 4.6% (continued)
NetApp		27,565		1,324,774
Nutanix, Cl. A		22,865	[b]	554,019
TE Connectivity		84,814		7,736,733
Trimble		335,976	[b]	12,605,820
Western Digital		188,808		10,813,034
Xerox Holdings		59,189		1,715,889
Zebra Technologies, Cl. A		31,210	[b]	6,398,986
			124,121,966
Telecommunication Services - .1%
CenturyLink		71,423	[a]	812,794
GCI Liberty, Cl. A		9,315	[b]	579,766
Telephone & Data Systems		31,675		798,210
Zayo Group Holdings		17,115	[b]	576,091
			2,766,861
Transportation - 2.2%
American Airlines Group		25,210		663,275
CH Robinson Worldwide		50,092	[a]	4,232,273
Copa Holdings, Cl. A		8,535		880,641
Expeditors International of Washington		27,280		1,939,608
Genesee & Wyoming, Cl. A		6,105	[b]	676,922
J.B. Hunt Transport Services		136,628		14,761,289
Kansas City Southern		61,940		7,792,052
Knight-Swift Transportation Holdings		276,197	[a]	9,429,366
Landstar System		16,252		1,812,423
Lyft, Cl. A		78,647	[b]	3,851,344
Macquarie Infrastructure		10,695		404,485
Schneider National, Cl. B		5,445		105,851
Southwest Airlines		214,371		11,215,891
United Airlines Holdings		34,750	[b]	2,929,772
XPO Logistics		7,737	[a,b]	548,244
			61,243,436
Utilities - 4.1%
AES		75,700		1,160,481
Alliant Energy		31,918		1,674,099
Ameren		53,545		4,130,997
American Electric Power		58,530		5,335,009
American Water Works		27,465		3,496,844
Aqua America		35,065	[a]	1,553,029
Atmos Energy		5,115		563,826
CenterPoint Energy		51,000		1,412,190
CMS Energy		57,200		3,606,460
Consolidated Edison		16,665		1,481,518
DTE Energy		72,126		9,351,857
Edison International		249,973		18,065,549
Entergy		89,696		10,121,297
Evergy		80,504		5,232,760
Eversource Energy		52,680		4,221,248
FirstEnergy		87,787		4,038,202
National Fuel Gas		18,160	[a]	848,798
NiSource		80,020		2,364,591
NRG Energy		65,635		2,389,114
Pinnacle West Capital		44,465		4,237,959
PPL		196,568		5,808,584

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.3% (continued)
Utilities - 4.1% (continued)
Public Service Enterprise Group		30,530		1,846,149
Sempra Energy		21,360		3,025,217
UGI		18,795		914,753
Vistra Energy		82,127		2,049,069
WEC Energy Group		20,550		1,968,073
Xcel Energy		152,361		9,784,623
			110,682,296
Total Common Stocks (cost $1,783,889,070)			2,683,709,179

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell Mid-Cap Growth ETF		83,158	[a]	11,904,068
SPDR S&P MidCap 400 ETF Trust		6,799		2,333,009
Total Exchange-Traded Funds (cost $14,108,132)			14,237,077
Description	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $34,658,530)	2.09	34,658,530	[d]	34,658,530

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,956,593)	2.09	11,956,593	[d]	11,956,593
Total Investments (cost $1,844,612,325)		100.6%	2,744,561,379
Liabilities, Less Cash and Receivables		(.6%)	(15,242,784)
Net Assets		100.0%	2,729,318,595

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $279,037,794 and the value of the collateral was $301,280,668, consisting of cash collateral of $11,956,593 and U.S. Government & Agency securities valued at $289,324,075.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

54

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.8
Industrials	15.3
Health Care	12.7
Financials	11.2
Consumer Discretionary	11.1
Real Estate	6.0
Materials	4.6
Utilities	4.1
Energy	3.1
Communication Services	3.0
Consumer Staples	2.3
Investment Companies	2.3
Communications	.1
Technology	.0
Consumer, Non-cyclical	.0
Basic Materials	.0
100.6

† Based on net assets.

See notes to financial statements.

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.7%
Automobiles & Components - 1.0%
Delphi Technologies	71,634		947,718
Dorman Products	24,950	[a,b]	1,773,446
Gentherm	26,477	[b]	971,706
Stoneridge	24,886	[b]	764,249
		4,457,119
Banks - 8.1%
Ameris Bancorp	33,239		1,169,680
Associated Banc-Corp	15,940		306,686
Atlantic Union Bankshares	86,305	[a]	3,116,474
Banner	19,724		1,063,321
Boston Private Financial Holdings	86,895		922,825
Bryn Mawr Bank	13,929		474,979
Carolina Financial	13,660		466,489
Central Pacific Financial	27,577		767,192
CVB Financial	29,515		607,124
Essent Group	28,274		1,371,289
First BanCorp	349,551		3,348,699
First Interstate BancSystem, Cl. A	78,969		3,079,791
First Merchants	32,110		1,146,969
Hancock Whitney	29,318		1,029,355
Heritage Commerce	10,505		121,753
IBERIABANK	6,996		482,654
National Bank Holdings, Cl. A	70,314	[a]	2,295,049
Old National Bancorp	67,568	[a]	1,135,142
Seacoast Banking Corp. of Florida	27,366	[a,b]	638,722
South State	23,618		1,737,812
Synovus Financial	18,639		662,430
Towne Bank	16,473		432,746
TriState Capital Holdings	43,631	[b]	861,712
Triumph Bancorp	37,813	[b]	1,134,012
UMB Financial	24,399	[a]	1,520,546
Umpqua Holdings	67,534		1,060,959
United Community Banks	36,052		952,133
Webster Financial	48,259		2,160,073
Westamerica Bancorporation	3,056	[a]	188,280
		34,254,896
Capital Goods - 8.8%
Advanced Drainage Systems	13,577		426,182
Aerojet Rocketdyne Holdings	34,761	[a,b]	1,815,567
AeroVironment	11,651	[a,b]	600,376
Allied Motion Technologies	29,025		934,895
Astec Industries	17,603		485,843
Astronics	26,872	[b]	739,249
Blue Bird	12,587	[b]	229,587
Construction Partners, Cl. A	119,818	[b]	1,975,799
Curtiss-Wright	13,285		1,629,272
EMCOR Group	14,683		1,283,882
Energy Recovery	149,081	[a,b]	1,441,613
EnerSys	27,704		1,551,424
Granite Construction	26,980	[a]	767,311
Harsco	49,074	[b]	878,425
Kaman	9,963		581,740
Kennametal	24,916		744,739
Kornit Digital	65,195	[a,b]	1,839,151
Lindsay	10,302	[a]	909,255

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Capital Goods - 8.8% (continued)
Masonite International	26,559	[b]	1,417,985
Mercury Systems	45,871	[b]	3,927,934
Nesco Holdings	131,099	[b]	823,302
Proto Labs	6,821	[b]	646,222
Quanta Services	28,724		973,744
Rexnord	22,173	[b]	580,489
Simpson Manufacturing	16,836		1,080,871
SiteOne Landscape Supply	25,138	[a,b]	1,965,792
Tennant	22,558		1,542,742
The Greenbrier Companies	31,845		741,670
The Manitowoc Company	30,273	[a,b]	378,413
TPI Composites	136,100	[a,b]	2,400,804
TriMas	26,644	[b]	782,801
Wesco Aircraft Holdings	124,268	[b]	1,366,948
		37,464,027
Commercial & Professional Services - 2.1%
Clarivate Analytics	121,949	[b]	2,148,741
Covanta Holding	198,082		3,407,010
Deluxe	16,246		748,616
Huron Consulting Group	12,178	[b]	745,415
Knoll	41,157		949,080
Korn Ferry	17,914		700,079
		8,698,941
Consumer Durables & Apparel - 3.5%
Cavco Industries	6,077	[b]	1,114,947
Century Communities	51,486	[a,b]	1,450,875
G-III Apparel Group	28,944	[a,b]	593,641
KB Home	83,590		2,348,043
M.D.C. Holdings	23,158		895,520
Oxford Industries	12,302	[a]	858,434
Skyline Champion	71,720	[b]	2,008,160
Taylor Morrison Home	168,813	[b]	4,027,878
TopBuild	15,812	[b]	1,464,507
William Lyon Homes, Cl. A	16,903	[b]	298,676
		15,060,681
Consumer Services - 4.1%
Adtalem Global Education	77,869	[b]	3,326,564
Dave & Buster's Entertainment	84,780	[a]	3,649,779
OneSpaWorld Holdings	160,908	[a,b]	2,526,256
Penn National Gaming	97,121	[a,b]	1,861,810
Planet Fitness, Cl. A	64,046	[b]	4,522,288
The Cheesecake Factory	37,806	[a]	1,436,250
		17,322,947
Diversified Financials - 2.9%
Assetmark Financial Holdings	33,162	[b]	935,168
Cohen & Steers	11,021	[a]	594,363
Federated Investors, Cl. B	38,528	[a]	1,234,437
Focus Financial Partners, Cl. A	29,721	[b]	609,875
Green Dot, Cl. A	47,329	[b]	1,447,321
OneMain Holdings	79,214		2,839,822
PJT Partners, Cl. A	69,742		2,901,965
TPG Pace Holdings	98,446	[b]	1,053,372
WisdomTree Investments	113,670		546,753
		12,163,076

56

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Energy - 4.4%
Apergy	30,516	[b]	792,806
Ardmore Shipping	124,978	[a,b]	779,863
Cactus, Cl. A	42,400	[b]	1,079,928
Delek US Holdings	78,041	[a]	2,555,843
Dril-Quip	16,077	[a,b]	737,130
Euronav	90,011		730,889
Green Plains	150,273	[a]	1,233,741
Laredo Petroleum	311,333	[a,b]	772,106
Navigator Holdings	39,710	[a,b]	372,877
Newpark Resources	120,125	[a,b]	794,026
Patterson-UTI Energy	102,967	[a]	890,665
PBF Energy, Cl. A	104,493		2,476,484
PDC Energy	54,144	[a,b]	1,724,486
Scorpio Tankers	78,061		2,052,224
Select Energy Services, Cl. A	190,085	[b]	1,551,094
		18,544,162
Food & Staples Retailing - .3%
Grocery Outlet Holding	32,267	[b]	1,305,200
Food, Beverage & Tobacco - 3.0%
Calavo Growers	30,100	[a]	2,668,365
Darling Ingredients	158,029	[b]	2,939,339
Flowers Foods	38,868	[a]	886,190
Fresh Del Monte Produce	27,719		721,803
Freshpet	85,357	[b]	4,189,322
The Boston Beer Company, Cl. A	1,116	[a,b]	489,277
The Hain Celestial Group	42,998	[a,b]	819,112
		12,713,408
Health Care Equipment & Services - 4.4%
Align Technology	1,850	[b]	338,754
Amedisys	5,969	[b]	768,270
AMN Healthcare Services	18,903	[b]	1,103,935
AtriCure	37,431	[b]	1,025,235
AxoGen	117,817	[b]	1,867,399
Evolent Health, Cl. A	98,833	[a,b]	678,983
iRhythm Technologies	20,293	[a,b]	1,544,703
LHC Group	9,220	[b]	1,092,570
Nevro	24,181	[a,b]	2,024,675
NuVasive	16,012	[b]	1,017,082
R1 RCM	96,592	[b]	1,126,263
Tabula Rasa HealthCare	23,400	[a,b]	1,329,120
Teladoc Health	55,137	[a,b]	3,191,330
ViewRay	80,174	[a,b]	315,886
WellCare Health Plans	4,975	[b]	1,346,931
		18,771,136
Household & Personal Products - .3%
Inter Parfums	20,611		1,325,081
Insurance - .9%
Kemper	9,885		691,752
Palomar Holdings	32,940	[b]	1,120,948
Safety Insurance Group	7,187		693,114
Selective Insurance Group	14,692		1,169,924
		3,675,738
Materials - 6.1%
Alamos Gold, Cl. A	628,167	[a]	4,428,577
Cabot	123,092		4,923,680

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Materials - 6.1% (continued)
Carpenter Technology	18,710		910,054
Coeur Mining	236,346	[a,b]	1,292,813
Eagle Materials	30,826		2,595,241
IAMGOLD	583,070	[b]	2,169,020
Louisiana-Pacific	140,565		3,379,183
Schnitzer Steel Industries, Cl. A	37,019		819,601
Summit Materials, Cl. A	118,961	[a,b]	2,495,802
US Concrete	74,150	[b]	3,004,558
		26,018,529
Media & Entertainment - 2.3%
Criteo, ADR	117,974	[b]	2,291,055
Gray Television	56,812	[b]	869,224
John Wiley & Sons, Cl. A	11,114		494,573
MSG Networks, Cl. A	48,150	[a,b]	789,660
Nexstar Media Group, Cl. A	18,530		1,832,432
Scholastic	22,903		803,208
Sinclair Broadcast Group, Cl. A	37,020		1,649,981
TEGNA	63,862	[a]	913,865
		9,643,998
Pharmaceuticals Biotechnology & Life Sciences - 9.0%
Acceleron Pharma	23,228	[a,b]	1,043,169
Aerie Pharmaceuticals	93,549	[a,b]	2,026,271
Aimmune Therapeutics	54,693	[a,b]	1,115,190
Amicus Therapeutics	74,447	[b]	736,281
Biohaven Pharmaceutical Holding	22,319	[b]	874,682
Cambrex	53,581	[b]	3,211,109
CareDx	23,554	[b]	537,502
CRISPR Therapeutics	5,909	[a,b]	273,055
Denali Therapeutics	36,485	[a,b]	656,730
Editas Medicine	11,772	[a,b]	292,299
FibroGen	27,252	[b]	1,217,074
Flexion Therapeutics	179,296	[a,b]	2,361,328
Global Blood Therapeutics	16,635	[a,b]	764,877
GW Pharmaceuticals, ADR	4,424	[b]	630,022
Intellia Therapeutics	16,544	[a,b]	234,759
Myovant Sciences	45,765	[b]	367,493
Natera	52,231	[b]	1,721,011
NeoGenomics	63,075	[a,b]	1,575,613
Pacific Biosciences of California	147,321	[b]	817,632
Prevail Therapeutics	62,435	[b]	706,764
Prothena	48,166	[b]	405,076
PTC Therapeutics	22,982	[b]	1,024,308
Quanterix	47,836	[b]	1,259,522
REGENXBIO	9,378	[a,b]	323,447
Revance Therapeutics	184,165	[b]	1,952,149
Sage Therapeutics	19,508	[a,b]	3,348,938
Sarepta Therapeutics	4,528	[a,b]	408,199
Supernus Pharmaceuticals	15,160	[a,b]	409,775
TherapeuticsMD	1,076,551	[a,b]	3,111,232
uniQure	6,051	[a,b]	328,267
Veracyte	25,559	[b]	677,314
Xenon Pharmaceuticals	75,812	[a,b]	706,568
Xeris Pharmaceuticals	68,251	[a,b]	791,029

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.0% (continued)
Zogenix	50,470	[a,b]	2,154,564
		38,063,249
Real Estate - 4.9%
Agree Realty	20,097	[a,c]	1,501,045
Colliers International Group	23,408		1,580,040
CoreSite Realty	18,103	[c]	2,103,207
Cousins Properties	19,596	[c]	679,981
Douglas Emmett	60,739	[c]	2,563,186
Empire State Realty Trust, Cl. A	70,234	[c]	987,490
Kilroy Realty	30,191	[c]	2,350,671
Newmark Group, Cl. A	132,347		1,148,772
Physicians Realty Trust	149,573	[c]	2,590,604
Potlatchdeltic	24,669	[c]	949,263
Retail Properties of America, Cl. A	101,720	[c]	1,155,539
Seritage Growth Properties, Cl. A	15,666	[a,b,c]	612,384
Sunstone Hotel Investors	106,892	[c]	1,404,561
Urban Edge Properties	64,128	[c]	1,122,881
		20,749,624
Retailing - 3.2%
Abercrombie & Fitch, Cl. A	27,152	[a]	396,962
Carvana	31,039	[a,b]	2,519,125
Dick's Sporting Goods	27,798	[a]	946,244
Dillard's, Cl. A	15,394	[a]	900,857
Etsy	26,835	[b]	1,416,620
Guess?	30,266	[a]	546,907
National Vision Holdings	87,100	[b]	2,470,156
Ollie's Bargain Outlet Holdings	21,427	[b]	1,188,127
The Children's Place	13,418	[a]	1,170,721
Urban Outfitters	37,459	[b]	876,915
Williams-Sonoma	19,488	[a]	1,282,310
		13,714,944
Semiconductors & Semiconductor Equipment - 2.0%
Brooks Automation	27,487		916,142
Diodes	26,804	[b]	979,686
First Solar	17,690	[b]	1,098,018
MKS Instruments	16,498		1,291,628
Power Integrations	17,156		1,527,227
Semtech	66,128	[b]	2,775,392
		8,588,093
Software & Services - 13.8%
CACI International, Cl. A	14,210	[b]	3,158,741
Cardtronics, Cl. A	118,368	[a,b]	3,506,060
Cloudera	207,694	[a,b]	1,482,935
Commvault Systems	32,587	[b]	1,413,298
CSG Systems International	22,073		1,189,293
Everbridge	51,204	[b]	4,413,785
EVERTEC	63,753		2,222,430
HubSpot	28,658	[b]	5,722,429
I3 Verticals, Cl. A	49,337	[b]	1,116,003
LogMeIn	40,500		2,707,020
Medallia	18,087	[a,b]	644,259
Mimecast	40,577	[b]	1,660,817
New Relic	11,864	[b]	680,282

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Software & Services - 13.8% (continued)
NIC	39,581		824,076
PaySign	23,387	[a,b]	310,813
Perspecta	36,143		937,911
Proofpoint	23,749	[b]	2,698,124
Rapid7	76,279	[b]	4,095,420
Shopify, Cl. A	17,887	[b]	6,893,471
Talend, ADR	93,271	[a,b]	3,795,197
Twilio, Cl. A	38,996	[a,b]	5,087,808
Verint Systems	27,520	[a,b]	1,466,541
Zendesk	29,852	[b]	2,394,130
		58,420,843
Technology Hardware & Equipment - 4.7%
Ciena	129,637	[b]	5,306,042
Coherent	11,284	[a,b]	1,635,729
Cray	49,961	[b]	1,745,138
Fabrinet	18,958	[b]	957,189
Itron	35,242	[b]	2,447,557
KEMET	66,475	[a]	1,113,456
Littelfuse	5,804		905,830
Lumentum Holdings	48,473	[a,b]	2,702,854
NETGEAR	62,869	[a,b]	2,182,812
nLight	64,880	[b]	838,250
		19,834,857
Telecommunication Services - 1.5%
Bandwidth, Cl. A	75,040	[a,b]	6,542,738
Transportation - 4.0%
Knight-Swift Transportation Holdings	99,600	[a]	3,400,344
Landstar System	3,355		374,150
Marten Transport	92,895		1,827,245
Mesa Air Group	81,950	[b]	529,397
Scorpio Bulkers	227,122	[a]	1,437,682
SkyWest	81,883		4,688,621
Werner Enterprises	138,672	[a]	4,531,801
		16,789,240
Utilities - 2.4%
AquaVenture Holdings	113,130	[b]	2,000,138
Avista	42,761		2,005,491
Chesapeake Utilities	12,377		1,170,617
Clearway Energy, Cl. C	93,390	[a]	1,653,003
Portland General Electric	30,029		1,708,350
Southwest Gas Holdings	18,202		1,660,568
		10,198,167
Total Common Stocks (cost $351,607,549)		414,320,694

Exchange-Traded Funds - .7%
Registered Investment Companies - .7%
iShares Russell 2000 ETF	9,567	[a]	1,423,952
iShares Russell 2000 Value ETF	13,460		1,537,132
Total Exchange-Traded Funds (cost $3,080,134)		2,961,084

58

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Maturity Date	Number of Warrants	Value ($)
Warrants - .0%
Capital Goods - .0%
Nesco Holdings (cost $52,560)	1/01/25	44,683	37,757
	1-Day Yield (%)	Shares
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,148,717)	2.09	6,148,717	[d] 6,148,717

Investment of Cash Collateral for Securities Loaned - 5.6%
Registered Investment Companies - 5.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $23,757,618)	2.09	23,757,618	[d] 23,757,618
Total Investments (cost $384,646,578)		105.4%	447,225,870
Liabilities, Less Cash and Receivables		(5.4%)	(23,052,564)
Net Assets		100.0%	424,173,306

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $117,736,150 and the value of the collateral was $120,101,723, consisting of cash collateral of $23,757,618 and U.S. Government & Agency securities valued at $96,344,105.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.5
Industrials	14.9
Health Care	13.4
Consumer Discretionary	11.9
Financials	11.8
Investment Companies	7.7
Materials	6.1
Real Estate	4.9
Energy	4.4
Communication Services	3.8
Consumer Staples	3.6
Utilities	2.4
105.4

† Based on net assets.

See notes to financial statements.

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Focused Equity Opportunities Fund
Description		Shares	Value ($)
Common Stocks - 99.6%
Banks - 4.9%
Bank of America		413,020	11,362,180
SunTrust Banks		163,270	10,042,738
			21,404,918
Capital Goods - 9.7%
Deere & Co.		82,722	12,814,465
Honeywell International		86,994	14,320,952
The Boeing Company		41,738	15,196,388
			42,331,805
Consumer Services - 6.7%
MGM Resorts International		415,540	11,660,052
Yum! Brands		150,333	17,555,888
			29,215,940
Diversified Financials - 7.6%
CME Group		75,944	16,501,872
MSCI		70,499	16,541,180
			33,043,052
Energy - 4.6%
Chevron		88,491	10,417,161
Valero Energy		130,099	9,793,853
			20,211,014
Food, Beverage & Tobacco - 7.3%
Mondelez International, Cl. A		364,106	20,105,933
The Coca-Cola Company		216,376	11,909,335
			32,015,268
Health Care Equipment & Services - 7.5%
Boston Scientific		342,603	[a] 14,639,426
CVS Health		300,328	18,295,982
			32,935,408
Materials - 2.8%
Air Products & Chemicals		55,081	12,443,900
Media & Entertainment - 11.7%
Alphabet, Cl. A		11,910	[a] 14,179,212
Comcast, Cl. A		451,410	19,979,407
Facebook, Cl. A		91,268	[a] 16,945,730
			51,104,349
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
Merck & Co.		167,260	14,462,972
Thermo Fisher Scientific		40,165	11,529,765
			25,992,737
Real Estate - 3.9%
American Tower		74,603	[b] 17,172,864
Retailing - 3.9%
Amazon.com		9,730	[a] 17,283,302
Semiconductors & Semiconductor Equipment - 8.7%
Advanced Micro Devices		421,140	[a,c] 13,244,853
Lam Research		47,239	9,944,282
Marvell Technology Group		622,684	14,925,735
			38,114,870
Software & Services - 14.4%
Adobe		47,419	[a] 13,491,180
Microsoft		100,332	13,831,769
Salesforce.com		92,814	[a] 14,485,481

BNY Mellon Focused Equity Opportunities Fund (continued)
Description		Shares	Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 14.4% (continued)
Visa, Cl. A		117,409	[c] 21,229,895
			63,038,325
Total Common Stocks (cost $329,693,428)			436,307,752
	1-Day Yield (%)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,189,303)	2.09	1,189,303	[d] 1,189,303
Total Investments (cost $330,882,731)		99.9%	437,497,055
Cash and Receivables (Net)		.1%	252,559
Net Assets		100.0%	437,749,614

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $34,129,817 and the value of the collateral was $34,873,595, consisting of U.S. Government & Agency securities.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.1
Health Care	13.5
Financials	12.4
Communication Services	11.7
Consumer Discretionary	10.6
Industrials	9.7
Consumer Staples	7.3
Energy	4.6
Real Estate	3.9
Materials	2.8
Investment Companies	.3
99.9

† Based on net assets.

See notes to financial statements.

60

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.9%
Automobiles & Components - .3%
Delphi Technologies	24,935		329,890
Dorman Products	4,813	[a,b]	342,108
		671,998
Banks - 4.8%
Cullen/Frost Bankers	27,353	[a]	2,270,573
First BanCorp	111,512		1,068,285
First Interstate BancSystem, Cl. A	12,517		488,163
First Republic Bank	3,467		311,059
National Bank Holdings, Cl. A	15,736	[a]	513,623
Signature Bank	1,872		218,369
South State	33,207		2,443,371
SVB Financial Group	2,760	[b]	537,151
TriState Capital Holdings	13,446	[b]	265,559
Triumph Bancorp	7,175	[b]	215,178
Webster Financial	55,417		2,480,465
		10,811,796
Capital Goods - 5.0%
AGCO	17,354		1,199,508
Allegion	2,400		231,048
Allied Motion Technologies	8,868		285,638
AMETEK	2,480		213,106
Construction Partners, Cl. A	27,673	[b]	456,328
Curtiss-Wright	15,639		1,917,967
Energy Recovery	40,546	[a,b]	392,080
Fluor	8,850		156,380
Graco	2,998		136,619
Kornit Digital	19,968	[a,b]	563,297
Mercury Systems	23,001	[b]	1,969,576
Proto Labs	2,102	[b]	199,143
Quanta Services	20,671		700,747
Roper Technologies	2,105		772,030
SiteOne Landscape Supply	7,746	[a,b]	605,737
The Greenbrier Companies	19,555		455,436
TPI Composites	7,520	[a,b]	132,653
Wesco Aircraft Holdings	42,746	[b]	470,206
Xylem	4,816		368,954
		11,226,453
Commercial & Professional Services - 2.8%
Clarivate Analytics	65,319	[b]	1,150,921
CoStar Group	1,425	[b]	876,190
Covanta Holding	75,878		1,305,102
Equifax	13,130		1,921,969
Nielsen Holdings	18,980		394,025
Waste Connections	7,409		680,887
		6,329,094
Consumer Durables & Apparel - 3.2%
KB Home	49,847		1,400,202
Lululemon Athletica	5,487	[b]	1,013,284
Ralph Lauren	14,446		1,276,160
Skechers USA, Cl. A	58,062	[b]	1,838,243
Taylor Morrison Home	42,989	[b]	1,025,718
TopBuild	7,995	[b]	740,497
		7,294,104
Consumer Services - 6.5%
Adtalem Global Education	16,533	[b]	706,290

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Consumer Services - 6.5% (continued)
Chipotle Mexican Grill	645	[b]	540,781
Dave & Buster's Entertainment	24,781	[a]	1,066,822
Grand Canyon Education	16,843	[b]	2,115,481
Norwegian Cruise Line Holdings	50,250	[b]	2,550,187
Penn National Gaming	53,870	[a,b]	1,032,688
Planet Fitness, Cl. A	19,567	[b]	1,381,626
Service Corp International	64,640	[a]	2,992,832
Six Flags Entertainment	4,151		245,615
The Cheesecake Factory	30,498	[a]	1,158,619
Wynn Resorts	6,670	[a]	734,701
		14,525,642
Diversified Financials - 3.5%
Ally Financial	17,797		557,936
Assetmark Financial Holdings	10,134	[b]	285,779
E*TRADE Financial	41,746		1,742,478
Focus Financial Partners, Cl. A	9,159	[b]	187,943
Green Dot, Cl. A	51,188	[b]	1,565,329
LPL Financial Holdings	3,426		256,779
OneMain Holdings	27,071		970,495
PJT Partners, Cl. A	24,388	[a]	1,014,785
Voya Financial	26,526		1,308,262
		7,889,786
Energy - 3.5%
Apergy	46,641	[b]	1,211,733
Cactus, Cl. A	13,066	[b]	332,791
Cheniere Energy	11,533	[b]	688,635
Delek US Holdings	18,000	[a]	589,500
Euronav	85,900		697,508
Parsley Energy, Cl. A	76,760		1,374,772
PBF Energy, Cl. A	38,943		922,949
PDC Energy	48,077	[a,b]	1,531,252
Scorpio Tankers	17,320	[a]	455,343
		7,804,483
Food & Staples Retailing - 1.4%
Casey's General Stores	16,981	[a]	2,850,261
Grocery Outlet Holding	9,943	[a,b]	402,194
		3,252,455
Food, Beverage & Tobacco - 2.0%
Calavo Growers	9,275	[a]	822,229
Darling Ingredients	60,200	[b]	1,119,720
Freshpet	26,307	[b]	1,291,148
Ingredion	15,974		1,234,311
		4,467,408
Health Care Equipment & Services - 5.9%
ABIOMED	3,202	[b]	618,210
Align Technology	4,091	[b]	749,103
Amedisys	14,504	[b]	1,866,810
AtriCure	11,535	[b]	315,943
Boston Scientific	13,802	[b]	589,759
Centene	5,871	[b]	273,706
DexCom	6,190	[b]	1,062,266
Encompass Health	33,489		2,035,796
Evolent Health, Cl. A	30,458	[a,b]	209,246
Insulet	2,531	[a,b]	390,204
iRhythm Technologies	6,185	[a,b]	470,802

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Health Care Equipment & Services - 5.9% (continued)
Laboratory Corporation of America Holdings	2,033	[b]	340,649
Nevro	7,430	[a,b]	622,114
Omnicell	21,327	[b]	1,531,279
Tabula Rasa HealthCare	7,210	[a,b]	409,528
Teladoc Health	16,992	[a,b]	983,497
ViewRay	24,588	[a,b]	96,877
WellCare Health Plans	2,827	[b]	765,382
		13,331,171
Household & Personal Products - .2%
Inter Parfums	6,351		408,306
Insurance - .2%
Palomar Holdings	10,151	[b]	345,439
Materials - 6.8%
AptarGroup	20,597		2,517,365
Cabot	22,655		906,200
Eagle Materials	16,634		1,400,416
FMC	20,056		1,731,434
Huntsman	75,367		1,501,311
Kinross Gold	284,718	[a,b]	1,415,048
Louisiana-Pacific	68,917		1,656,765
Newmont Goldcorp	16,251		648,252
Pan American Silver	48,432	[a]	893,570
Summit Materials, Cl. A	36,661	[a,b]	769,148
US Concrete	30,046	[b]	1,217,464
Vulcan Materials	5,187		732,664
		15,389,637
Media & Entertainment - 1.6%
Criteo, ADR	44,167	[b]	857,723
Liberty Media Corp-Liberty Formula One, Cl. C	9,989	[b]	416,941
Nexstar Media Group, Cl. A	4,018		397,340
Sinclair Broadcast Group, Cl. A	13,697		610,475
Spotify Technology	2,454	[a,b]	331,167
Twitter	12,083	[b]	515,340
Zillow Group, Cl. C	11,029	[a,b]	379,728
		3,508,714
Pharmaceuticals Biotechnology & Life Sciences - 8.9%
Acceleron Pharma	7,096	[b]	318,681
Aerie Pharmaceuticals	33,614	[a,b]	728,079
Aimmune Therapeutics	16,636	[a,b]	339,208
Amicus Therapeutics	22,801	[b]	225,502
Biohaven Pharmaceutical Holding	6,818	[b]	267,197
Cambrex	68,787	[b]	4,122,405
CareDx	7,198	[b]	164,258
CRISPR Therapeutics	1,810	[a,b]	83,640
Denali Therapeutics	11,147	[a,b]	200,646
Editas Medicine	3,605	[a,b]	89,512
FibroGen	8,397	[b]	375,010
Galapagos, ADR	760	[a,b]	127,809
Global Blood Therapeutics	5,082	[a,b]	233,670
GW Pharmaceuticals, ADR	2,634	[a,b]	375,108
Intellia Therapeutics	5,066	[a,b]	71,887
Jazz Pharmaceuticals	14,958	[b]	1,916,868

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.9% (continued)
Mylan	45,588	[b]	887,598
Myovant Sciences	14,004	[a,b]	112,452
Natera	16,095	[b]	530,330
NeoGenomics	19,437	[a,b]	485,536
Neurocrine Biosciences	2,697	[b]	268,136
Pacific Biosciences of California	45,295	[b]	251,387
PRA Health Sciences	11,358	[b]	1,122,625
Prevail Therapeutics	19,076	[b]	215,940
Prothena	14,843	[b]	124,830
PTC Therapeutics	7,081	[b]	315,600
Quanterix	14,707	[b]	387,235
REGENXBIO	3,928	[a,b]	135,477
Revance Therapeutics	8,572	[a,b]	90,863
Sage Therapeutics	12,019	[a,b]	2,063,302
Sarepta Therapeutics	4,968	[a,b]	447,865
TherapeuticsMD	503,257	[a,b]	1,454,413
uniQure	1,865	[a,b]	101,176
Veracyte	7,805	[b]	206,833
Xenon Pharmaceuticals	22,979	[b]	214,164
Xeris Pharmaceuticals	21,032	[a,b]	243,761
Zogenix	19,111	[a,b]	815,849
		20,114,852
Real Estate - 5.8%
Americold Realty Trust	89,656	[c]	3,265,272
Colliers International Group	12,641		853,268
CoreSite Realty	9,585	[c]	1,113,585
Douglas Emmett	29,178	[c]	1,231,312
Empire State Realty Trust, Cl. A	122,480	[c]	1,722,069
Equinix	668	[c]	371,595
Kilroy Realty	16,316	[c]	1,270,364
Physicians Realty Trust	93,183	[c]	1,613,930
Urban Edge Properties	93,268	[c]	1,633,123
		13,074,518
Retailing - 2.3%
Carvana	9,646	[a,b]	782,869
Etsy	8,250	[b]	435,518
National Vision Holdings	26,791	[b]	759,793
Ollie's Bargain Outlet Holdings	9,422	[b]	522,450
Ross Stores	6,408		679,312
The Children's Place	12,057	[a]	1,051,973
The Gap	65,433	[a]	1,033,187
		5,265,102
Semiconductors & Semiconductor Equipment - 2.4%
First Solar	22,190	[b]	1,377,333
NVIDIA	814		136,353
ON Semiconductor	29,469	[b]	524,548
Power Integrations	5,287		470,649
Semtech	12,144	[b]	509,684
Skyworks Solutions	9,069		682,624
Teradyne	30,434		1,612,089
		5,313,280
Software & Services - 20.4%
Amdocs	42,989		2,783,108

62

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.9% (continued)
Software & Services - 20.4% (continued)
CACI International, Cl. A		17,304	[b]	3,846,506
Cardtronics, Cl. A		36,271	[a,b]	1,074,347
Cloudera		109,557	[a,b]	782,237
Commvault Systems		12,531	[b]	543,469
CoreLogic		28,074	[b]	1,358,782
DocuSign		20,194	[a,b]	942,858
Euronet Worldwide		4,531	[b]	693,877
Everbridge		17,920	[b]	1,544,704
Fidelity National Information Services		7,166		976,153
HubSpot		14,356	[a,b]	2,866,606
I3 Verticals, Cl. A		15,154	[b]	342,783
Jack Henry & Associates		20,849		3,022,271
Leidos Holdings		7,639		667,343
Liveramp Holdings		29,686	[b]	1,257,499
LogMeIn		13,673		913,903
MAXIMUS		23,213		1,786,008
Medallia		5,527	[a,b]	196,872
Mimecast		12,505	[b]	511,830
New Relic		5,627	[b]	322,652
Nuance Communications		114,715	[b]	1,928,359
PaySign		7,266	[a,b]	96,565
Perspecta		18,265		473,977
Proofpoint		11,245	[b]	1,277,544
Rapid7		23,506	[b]	1,262,037
RealPage		13,279	[b]	845,474
ServiceNow		2,812	[b]	736,294
Shopify, Cl. A		9,195	[b]	3,543,661
Slack Technologies, Cl. A		16,713	[a,b]	478,660
Splunk		7,368	[b]	823,890
Square, Cl. A		14,103	[a,b]	872,130
SS&C Technologies Holdings		9,584		446,710
Talend, ADR		47,563	[b]	1,935,338
Total System Services		5,570		747,605
Twilio, Cl. A		21,798	[a,b]	2,843,985
Zendesk		13,740	[b]	1,101,948
			45,847,985
Technology Hardware & Equipment - 5.7%
Amphenol, Cl. A		4,554		398,657
Ciena		25,192	[b]	1,031,109
Dolby Laboratories, Cl. A		40,311		2,481,545
FLIR Systems		71,220		3,509,009
Itron		16,329	[b]	1,134,049
Keysight Technologies		13,693	[b]	1,326,304
Littelfuse		1,789		279,209
Lumentum Holdings		12,234	[a,b]	682,168
NETGEAR		8,844	[a,b]	307,064
nLight		19,995	[a,b]	258,335
Trimble		5,774	[b]	216,640
Western Digital		19,289		1,104,681
Zebra Technologies, Cl. A		834	[b]	170,995
			12,899,765
Telecommunication Services - .9%
Bandwidth, Cl. A		23,124	[a,b]	2,016,181

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.9% (continued)
Transportation - 3.0%
J.B. Hunt Transport Services		4,045		437,022
Knight-Swift Transportation Holdings		80,276	[a]	2,740,623
Lyft, Cl. A		5,207	[a,b]	254,987
Marten Transport		16,719		328,863
SkyWest		32,000		1,832,320
Werner Enterprises		35,385		1,156,382
			6,750,197
Utilities - .8%
Clearway Energy, Cl. C		35,115	[a]	621,536
PPL		42,217		1,247,512
			1,869,048
Total Common Stocks (cost $178,494,695)			220,407,414

Exchange-Traded Funds - .9%
Registered Investment Companies - .9%
iShares Russell 2000 ETF		7,829	[a]	1,165,268
iShares Russell 2000 Growth ETF		3,364		654,971
iShares Russell Mid-Cap Growth ETF		1,104		158,038
Total Exchange-Traded Funds (cost $1,997,889)			1,978,277
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,653,773)	2.09	2,653,773	[d]	2,653,773

Investment of Cash Collateral for Securities Loaned - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,457,589)	2.09	7,457,589	[d]	7,457,589
Total Investments (cost $190,603,946)		103.3%	232,497,053
Liabilities, Less Cash and Receivables		(3.3%)	(7,432,758)
Net Assets		100.0%	225,064,295

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $49,545,619 and the value of the collateral was $50,625,416, consisting of cash collateral of $7,457,589 and U.S. Government & Agency securities valued at $43,167,827.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

63

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	28.5
Health Care	14.9
Consumer Discretionary	12.3
Industrials	10.8
Financials	8.5
Materials	6.8
Real Estate	5.8
Investment Companies	5.4
Consumer Staples	3.6
Energy	3.5
Communication Services	2.4
Utilities	.8
103.3

† Based on net assets.

See notes to financial statements.

64

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 98.9%
Australia - 4.7%
Aristocrat Leisure	427,027	8,555,545
Brambles	528,181	4,019,449
Macquarie Group	222,985	18,596,960
Northern Star Resources	611,921	4,903,969
Woodside Petroleum	326,837	7,072,082
		43,148,005
Austria - 1.4%
OMV	258,296	13,174,881
Belgium - 1.1%
UCB	139,943	10,449,468
Denmark - 1.3%
Vestas Wind Systems	158,255	11,627,907
Finland - 1.2%
Nokia	2,260,876	11,180,428
France - 11.9%
Atos	156,601	11,855,097
BNP Paribas	332,732	15,006,052
Cie Generale des Etablissements Michelin	93,605	9,835,001
Edenred	206,726	10,065,058
Klepierre	308,156	9,401,725
LVMH Moet Hennessy Louis Vuitton	40,493	16,128,189
Sanofi	293,201	25,173,589
Vinci	102,674	11,227,964
		108,692,675
Germany - 7.4%
Allianz	76,383	16,831,722
Deutsche Boerse	103,665	15,238,541
Deutsche Post	237,334	7,799,174
Deutsche Telekom	1,299,539	21,675,248
Evonik Industries	240,750	6,133,342
		67,678,027
Hong Kong - 3.6%
AIA Group	1,768,800	17,202,056
Galaxy Entertainment Group	936,000	5,873,578
Sun Hung Kai Properties	683,500	9,685,329
		32,760,963
Ireland - .8%
ICON	50,097	[a] 7,724,456
Italy - 2.9%
Enel	1,952,331	14,148,808
Leonardo	1,012,543	12,385,858
		26,534,666
Japan - 23.6%
Asahi Kasei	840,800	7,607,445
Bandai Namco Holdings	134,500	[b] 7,912,882
Chubu Electric Power	1,209,900	17,840,715
Denso	304,300	12,769,515
Fujitsu	132,600	10,238,789
Hitachi	434,600	14,845,987
ITOCHU	313,000	6,241,733
Mitsubishi Electric	1,111,300	13,426,399
Recruit Holdings	262,300	7,947,886
Seven & i Holdings	355,800	12,582,864
Shin-Etsu Chemical	80,400	8,109,248

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.9% (continued)
Japan - 23.6% (continued)
Shionogi & Co.	285,400	15,299,600
Shiseido	174,500	14,274,062
Sony	353,200	20,087,866
Sumitomo Mitsui Financial Group	669,700	21,962,958
Suzuki Motor	301,600	11,634,177
West Japan Railway	103,900	8,753,283
Yamato Holdings	233,500	4,042,044
		215,577,453
Netherlands - 8.2%
Heineken	166,748	17,732,662
ING Groep	975,771	9,326,846
Koninklijke Ahold Delhaize	488,418	11,425,699
Koninklijke DSM	82,011	10,194,177
NN Group	280,143	9,378,365
Royal Dutch Shell, Cl. B	613,960	16,921,057
		74,978,806
Portugal - .8%
Galp Energia	513,034	7,363,881
Singapore - 1.2%
United Overseas Bank	603,900	10,861,714
Spain - 5.9%
ACS Actividades de Construccion y Servicios	273,418	10,328,187
Amadeus IT Group	173,261	12,903,029
Iberdrola	1,710,128	17,577,235
Industria de Diseno Textil	411,785	12,726,333
		53,534,784
Sweden - 1.0%
Swedish Match	238,367	9,350,440
Switzerland - 8.1%
Julius Baer Group	237,434	9,387,009
Lonza Group	45,730	16,162,015
Novartis	365,538	32,873,491
OC Oerlikon	446,287	4,134,834
STMicroelectronics	622,344	11,029,293
		73,586,642
United Kingdom - 13.8%
Anglo American	518,299	11,189,280
BAE Systems	1,469,250	9,754,146
Bunzl	186,762	4,574,583
Cineworld Group	1,561,489	[b] 4,149,643
Diageo	466,952	19,906,438
Ferguson	150,371	11,058,793
GlaxoSmithKline	829,062	17,266,666
Legal & General Group	5,058,771	13,517,506
Melrose Industries	1,986,851	4,374,648
Tesco	3,203,736	8,545,087
Unilever	336,770	21,292,259
		125,629,049
Total Common Stocks (cost $915,215,568)		903,854,245

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,555,333)	2.09	3,555,333	[c] 3,555,333

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,007,035)	2.09	7,007,035	[c] 7,007,035
Total Investments (cost $925,777,936)		100.1%	914,416,613
Liabilities, Less Cash and Receivables		(.1%)	(581,802)
Net Assets		100.0%	913,834,811

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $6,461,420 and the value of the collateral was $7,007,035.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.7
Capital Goods	10.8
Banks	6.3
Insurance	6.2
Utilities	5.4
Materials	5.3
Food, Beverage & Tobacco	5.1
Energy	4.9
Consumer Durables & Apparel	4.8
Diversified Financials	4.7
Household & Personal Products	3.9
Software & Services	3.8
Automobiles & Components	3.7
Food & Staples Retailing	3.6
Technology Hardware & Equipment	2.8
Commercial & Professional Services	2.4
Telecommunication Services	2.4
Transportation	2.3
Real Estate	2.1
Consumer Services	1.6
Retailing	1.4
Semiconductors & Semiconductor Equipment	1.2
Investment Companies	1.2
Media & Entertainment	.5
100.1

† Based on net assets.

See notes to financial statements.

66

BNY Mellon Emerging Markets Fund
Description	Shares	Value ($)
Common Stocks - 95.5%
Argentina - 1.1%
Globant	97,237	[a,b] 9,230,708
Brazil - 4.9%
Banco do Brasil	515,400	5,751,421
CCR	2,514,600	9,867,725
EDP - Energias do Brasil	1,522,400	7,282,962
Hypera	693,100	5,371,065
Pagseguro Digital, Cl. A	97,707	[a,b] 4,881,442
YDUQS Part	1,032,100	8,037,968
		41,192,583
China - 28.6%
Alibaba Group Holding, ADR	287,515	[b] 50,323,751
Anhui Conch Cement, Cl. H	1,124,500	6,332,161
ANTA Sports Products	1,219,000	10,105,989
Autohome, ADR	23,749	[a,b] 2,069,963
China Construction Bank, Cl. H	25,240,939	18,736,578
China Resources Sanjiu Medical & Pharmaceutical Co., Cl. A	927,110	3,831,548
China Yangtze Power, Cl. A	1,236,425	3,222,011
CNOOC	5,051,000	7,537,460
CRRC, Cl. H	7,675,000	5,276,293
ENN Energy Holdings	671,700	7,667,613
Guangzhou Automobile Group, Cl. H	4,228,000	4,260,140
Hundsun Technologies, Cl. A	646,717	6,724,850
Meituan Dianping, Cl. B	695,000	[b] 6,590,640
Ping An Insurance Group Company of China, Cl. H	3,048,000	34,949,135
Shanghai Pharmaceuticals Holding, Cl. H	3,118,800	5,887,230
Sunny Optical Technology Group	158,000	2,190,526
TAL Education Group, ADR	70,181	[b] 2,500,549
Tencent Holdings	1,342,400	55,610,877
Wuliangye Yibin, Cl. A	343,100	6,794,487
		240,611,801
Colombia - .9%
Bancolombia, ADR	73,631	3,666,824
Grupo Aval Acciones y Valores, ADR	548,421	4,019,926
		7,686,750
Czech Republic - .7%
Moneta Money Bank	1,928,858	[c] 6,238,398
Hong Kong - 2.5%
China Overseas Land & Investment	1,542,000	4,877,506
China Unicom Hong Kong	8,322,000	8,289,733
Galaxy Entertainment Group	405,224	2,542,858
Shimao Property Holdings	1,890,000	5,351,513
		21,061,610
Hungary - .4%
MOL Hungarian Oil & Gas	349,185	3,415,475
India - 9.6%
ACC	351,601	7,483,539
Aurobindo Pharma	1,175,868	9,891,733
Hindustan Petroleum	1,366,342	4,977,823
Hindustan Unilever	251,765	6,635,109
Housing Development Finance	281,533	8,541,500
ICICI Bank	1,990,926	11,421,529
Larsen & Toubro	694,614	12,920,506
Maruti Suzuki India	54,677	4,688,979

BNY Mellon Emerging Markets Fund (continued)
Description	Shares	Value ($)
Common Stocks - 95.5% (continued)
India - 9.6% (continued)
Shriram Transport Finance	446,556	6,042,256
UPL	967,494	7,630,748
		80,233,722
Indonesia - 1.6%
Astra International	2,052,600	965,887
Bank Mandiri	16,925,700	8,650,781
Bank Rakyat Indonesia	12,288,000	3,698,961
		13,315,629
Mexico - 4.4%
America Movil, ADR, Cl. L	531,647	[a] 7,772,679
Arca Continental	1,599,300	8,365,373
Grupo Aeroportuario del Centro Norte	1,300,900	7,649,680
Grupo Financiero Banorte, Cl. O	1,269,200	6,848,354
Wal-Mart de Mexico	2,264,077	6,423,442
		37,059,528
Netherlands - .5%
VEON, ADR	1,518,584	3,963,504
Philippines - 1.8%
Ayala Land	8,797,590	7,993,584
International Container Terminal Services	2,200,010	5,739,065
Puregold Price Club	1,362,380	1,148,893
		14,881,542
Russia - 5.6%
Gazprom, ADR	1,733,715	11,962,633
Lukoil, ADR	146,346	11,836,464
Sberbank of Russia, ADR	977,775	13,424,851
X5 Retail Group, GDR	27,229	937,222
Yandex, Cl. A	237,035	[b] 8,793,998
		46,955,168
Singapore - 1.1%
Sea, ADR	277,867	[a,b] 8,925,088
South Africa - 4.5%
Clicks Group	606,898	7,961,942
Naspers, Cl. N	94,871	21,601,349
Sibanye Gold	6,162,846	8,479,182
		38,042,473
South Korea - 9.1%
Hyundai Mobis	32,927	6,755,302
KB Financial Group	253,771	8,317,613
Korea Investment Holdings	131,621	7,856,510
Kumho Petrochemical	61,027	3,541,959
Meritz Securities	919,568	3,609,945
POSCO	43,334	7,548,792
Samsung Electronics	564,827	20,517,967
Shinhan Financial Group	181,931	6,120,692
SK Hynix	192,424	12,296,072
		76,564,852
Taiwan - 13.6%
Chailease Holding	4,479,182	17,754,158
Delta Electronics	3,104,000	14,477,428
Feng Tay Enterprise	695,200	4,526,215
Largan Precision	72,000	8,916,905
MediaTek	1,111,000	12,998,806

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.5% (continued)
Taiwan - 13.6% (continued)
Radiant Opto-Electronics		1,002,000	3,620,726
Taiwan Semiconductor Manufacturing		5,874,000	48,435,721
TCI		383,747	3,762,944
			114,492,903
Thailand - 1.7%
Muangthai Capital		2,095,600	3,769,989
Thai Beverage		15,534,200	10,074,423
			13,844,412
Turkey - 1.6%
BIM Birlesik Magazalar		625,256	5,045,831
Eregli Demir ve Celik Fabrikalari		4,233,406	4,657,364
Tupras Turkiye Petrol Rafinerileri		188,432	4,074,905
			13,778,100
United Arab Emirates - 1.3%
Dubai Islamic Bank		7,724,442	10,767,092
Total Common Stocks (cost $667,630,321)			802,261,338
	Preferred Dividend Rate (%)
Preferred Stocks - 2.8%
Brazil - 2.8%
Banco do Estado do Rio Grande do Sul, Cl. B	9.33	1,854,300	9,945,425
Cia Brasileira de Distribuicao	1.89	125,900	2,664,240
Petroleo Brasileiro	4.17	1,818,700	11,159,905
Total Preferred Stocks (cost $24,562,733)			23,769,570
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,791,201)	2.09	2,791,201	[d] 2,791,201

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,878,093)	2.09	1,878,093	[d] 1,878,093
Total Investments (cost $696,862,348)		98.9%	830,700,202
Cash and Receivables (Net)		1.1%	9,433,740
Net Assets		100.0%	840,133,942

ADR—American Depository Receipt

GDR—Global Depository Receipt

a Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $25,461,803 and the value of the collateral was $25,877,329, consisting of cash collateral of $1,878,093 and U.S. Government & Agency securities valued at $23,999,236.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $6,238,398 or .74% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	15.0
Retailing	9.3
Semiconductors & Semiconductor Equipment	9.2
Media & Entertainment	9.0
Energy	6.5
Technology Hardware & Equipment	5.5
Materials	5.4
Diversified Financials	4.6
Insurance	4.1
Food, Beverage & Tobacco	3.0
Food & Staples Retailing	2.9
Transportation	2.8
Software & Services	2.5
Telecommunication Services	2.4
Pharmaceuticals Biotechnology & Life Sciences	2.3
Real Estate	2.2
Capital Goods	2.2
Utilities	2.2
Automobiles & Components	2.0
Consumer Durables & Apparel	1.7
Consumer Services	1.6
Household & Personal Products	1.2
Health Care Equipment & Services	.7
Investment Companies	.6
98.9

† Based on net assets.

See notes to financial statements.

68

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 97.3%
Australia - 7.6%
Alumina	500,000	730,693
Australia & New Zealand Banking Group	123,400	2,222,194
National Australia Bank	282,700	5,208,915
Wesfarmers	219,800	5,787,751
Westpac Banking	397,100	7,546,790
		21,496,343
Canada - 4.8%
Royal Bank of Canada	101,600	7,599,015
The Toronto-Dominion Bank	109,000	5,910,921
		13,509,936
China - 7.7%
Alibaba Group Holding, ADR	10,100	[a] 1,767,803
Bank of China, Cl. H	5,154,500	1,965,710
China Petroleum & Chemical, Cl. H	5,874,000	3,438,812
Guangzhou R&F Properties, Cl. H	4,148,300	6,677,152
Industrial & Commercial Bank of China, Cl. H	4,734,000	2,988,789
Sinopec Shanghai Petrochemical, Cl. H	1,886,000	543,641
Tencent Holdings	51,300	2,125,177
Zhejiang Expressway, Cl. H	2,692,700	2,252,961
		21,760,045
Czech Republic - 1.3%
CEZ	170,200	3,749,097
Finland - 3.4%
Fortum	209,750	4,612,820
Nordea Bank	813,900	5,083,428
		9,696,248
France - 5.0%
AXA	114,000	2,614,838
BNP Paribas	30,250	1,364,260
Bouygues	959	36,415
Casino Guichard Perrachon	23,210	[b] 976,993
Eutelsat Communications	39,160	680,874
Natixis	563,650	2,181,807
Renault	17,810	1,020,984
Total	79,000	3,940,984
Unibail-Rodamco-Westfield	10,870	1,422,849
		14,240,004
Germany - 3.2%
Deutsche Post	38,650	1,270,101
MAN	44,190	2,428,351
Muenchener Rueckversicherungs-Gesellschaft	9,600	2,299,037
ProSiebenSat.1 Media	237,900	3,131,031
		9,128,520
Greece - .9%
OPAP	235,400	2,481,090
Hong Kong - 2.2%
Nine Dragons Paper Holdings	2,694,000	2,041,013
PCCW	2,563,000	1,389,310
Yue Yuen Industrial Holdings	1,125,500	2,878,205
		6,308,528
Italy - 2.9%
Eni	335,000	5,036,726

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.3% (continued)
Italy - 2.9% (continued)
Intesa Sanpaolo	1,516,600	3,322,304
		8,359,030
Japan - 14.2%
Aozora Bank	81,500	1,883,395
Canon	111,200	2,890,038
FANUC	2,000	347,437
Honda Motor	62,200	1,477,495
ITOCHU	405,800	8,092,317
Japan Airlines	55,800	1,743,307
Mitsui & Co.	104,600	1,637,406
MS&AD Insurance Group Holdings	97,000	3,083,438
Nissan Motor	1,049,900	6,487,075
NTT DOCOMO	53,700	1,355,706
Sumco	95,000	1,177,719
Sumitomo	107,800	1,615,960
Takeda Pharmaceutical	132,600	4,480,953
Tokyo Electron	23,500	4,204,052
		40,476,298
Luxembourg - 1.7%
RTL Group	103,350	4,813,809
Macau - 1.7%
Sands China	1,084,200	4,922,902
Netherlands - 1.5%
Royal Dutch Shell, Cl. A	150,400	4,164,318
Royal Dutch Shell, Cl. B	881	24,281
		4,188,599
New Zealand - 3.0%
Auckland International Airport	184,800	1,120,177
Spark New Zealand	2,610,100	7,269,238
		8,389,415
Norway - 2.6%
Mowi	309,000	7,392,507
Qatar - .1%
The Commercial Bank	112,440	146,966
Russia - 3.5%
Alrosa	824,700	918,037
MMC Norilsk Nickel	7,830	1,888,308
Severstal	476,700	7,165,864
		9,972,209
Singapore - 2.2%
Ascendas Real Estate Investment Trust	1,377,500	3,057,251
DBS Group Holdings	18,600	328,775
Singapore Telecommunications	1,294,000	2,955,849
		6,341,875
South Africa - 1.6%
Growthpoint Properties	2,353,100	3,567,947
MTN Group	7,830	[b] 52,956
Redefine Properties	2,032,000	1,051,583
		4,672,486
South Korea - 1.4%
Hyosung	37,390	2,667,076
Samsung Electronics	33,100	1,202,394
		3,869,470

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.3% (continued)
Spain - .9%
Banco Santander		660,200	2,496,039
Sweden - .6%
Hennes & Mauritz, Cl. B		49,900	955,735
Skanska, Cl. B		40,240	753,989
			1,709,724
Switzerland - 5.1%
Nestle		30,360	3,404,860
Novartis		40,290	3,623,352
Roche Holding		10,201	2,788,978
Zurich Insurance Group		13,185	4,691,848
			14,509,038
Taiwan - 5.2%
Asustek Computer		818,000	5,312,703
Chicony Electronics		364,162	1,022,575
Compal Electronics		1,002,900	573,131
Globalwafers		109,000	999,427
Innolux		1,981,000	442,745
Nan Ya Plastics		1,376,000	3,013,970
Taiwan Cement		2,425,936	2,969,667
Transcend Information		242,400	508,569
Uni-President Enterprises		13,000	31,703
			14,874,490
Turkey - .4%
Tupras Turkiye Petrol Rafinerileri		57,800	1,249,944
United Arab Emirates - .6%
Dubai Islamic Bank		1,273,458	1,775,072
United Kingdom - 12.0%
AstraZeneca		274	24,398
BP		1,040,300	6,331,717
British American Tobacco		100,800	3,532,419
GlaxoSmithKline		278,500	5,800,250
HSBC Holdings		218,373	1,571,446
Imperial Brands		299,300	7,737,179
Legal & General Group		774,300	2,069,001
Persimmon		180,100	4,169,247
Rio Tinto		24,460	1,235,013
SSE		127,600	1,787,085
			34,257,755
Total Common Stocks (cost $291,154,946)			276,787,439
	Preferred Dividend Rate (%)
Preferred Stocks - .9%
South Korea - .9%
Hyundai Motor (cost $3,512,280)	5.39	40,630	2,549,333
	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,488,349)	2.09	1,488,349	[c] 1,488,349

BNY Mellon International Equity Income Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,051,856)	2.09	1,051,856	[c] 1,051,856
Total Investments (cost $297,207,431)		99.1%	281,876,977
Cash and Receivables (Net)		.9%	2,501,936
Net Assets		100.0%	284,378,913

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $1,028,994 and the value of the collateral was $1,051,856.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	18.1
Energy	8.5
Food, Beverage & Tobacco	7.8
Materials	7.2
Capital Goods	6.2
Pharmaceuticals Biotechnology & Life Sciences	5.9
Real Estate	5.5
Insurance	5.2
Telecommunication Services	4.6
Technology Hardware & Equipment	4.2
Automobiles & Components	4.0
Media & Entertainment	3.8
Utilities	3.6
Retailing	3.0
Consumer Services	2.6
Consumer Durables & Apparel	2.5
Transportation	2.2
Semiconductors & Semiconductor Equipment	2.2
Investment Companies	.9
Diversified Financials	.8
Food & Staples Retailing	.3
99.1

† Based on net assets.

See notes to financial statements.

70

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 15.2%
Aerospace & Defense - .1%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	320,000		331,479
Airlines - .2%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	309,071		322,809
Delta Air Lines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000		263,986
United Airlines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	4.15	8/25/2031	395,000		444,188
				1,030,983
Automobiles & Components - .1%
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/2020	300,000		300,364
Banks - 1.1%
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	200,000	[a]	208,900
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	525,000		560,928
Citigroup, Sub. Notes	4.45	9/29/2027	580,000		638,832
Citizens Financial Group, Sub. Notes	4.15	9/28/2022	300,000	[a]	313,261
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	425,000		440,688
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	200,000	[a]	241,525
Morgan Stanley, Sub. Notes	4.88	11/1/2022	580,000		624,153
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	255,000	[a]	272,431
Royal Bank of Scotland Group, Sr. Unscd. Notes	5.08	1/27/2030	335,000		375,742
Societe Generale, Sub. Notes	4.75	11/24/2025	200,000	[a]	215,245
Standard Chartered, Sr. Unscd. Notes	3.79	5/21/2025	210,000	[a]	217,111
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	530,000		727,078
Wells Fargo & Co., Sr. Unscd. Notes	2.63	7/22/2022	225,000		228,910
				5,064,804
Beverage Products - .1%
Anheuser-Busch, Gtd. Notes	4.90	2/1/2046	375,000		448,759
Chemicals - .1%
Dupont De Nemours, Sr. Unscd. Notes	4.49	11/15/2025	320,000		355,568
Commercial & Professional Services - .2%
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	325,000		401,890
Total System Services, Sr. Unscd. Notes	4.80	4/1/2026	350,000		394,416
				796,306
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	272,335		280,137
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	315,000		327,507
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	540,000		558,643
				1,166,287
Diversified Financials - .2%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	400,000		412,758
Intercontinental Exchange, Gtd. Notes	2.75	12/1/2020	325,000		327,861
				740,619
Electronic Components - .1%
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	345,000		370,733
Energy - .6%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	255,000		258,816
Concho Resources, Gtd. Notes	4.30	8/15/2028	225,000		244,868
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	315,000		361,132
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	175,000		182,012
Newfield Exploration, Gtd. Notes	5.38	1/1/2026	175,000		192,550
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/2022	470,000		478,812
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	200,000		223,390
Shell International Finance, Gtd. Notes	3.50	11/13/2023	300,000		319,400
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	195,000		204,279

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 15.2% (continued)
Energy - .6% (continued)
The Williams Companies, Sr. Unscd. Notes	4.30	3/4/2024	225,000	240,309
				2,705,568
Environmental Control - .0%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	225,000	242,007
Financials - .0%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	225,000	[a] 251,153
Foreign Governmental - .1%
Province of Ontario Canada, Sr. Unscd. Notes	3.05	1/29/2024	430,000	456,424
Health Care - .3%
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	325,000	331,016
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	325,000	415,475
Biogen, Sr. Unscd. Notes	2.90	9/15/2020	345,000	347,169
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	435,000	488,581
				1,582,241
Industrials - .2%
ABB Finance USA, Gtd. Notes	2.88	5/8/2022	445,000	456,096
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	305,000	312,340
				768,436
Information Technology - .4%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	305,000	323,305
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	275,000	318,168
Microsoft, Sr. Unscd. Notes	3.75	2/12/2045	440,000	518,116
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	570,000	578,264
				1,737,853
Insurance - .2%
Brighthouse Financial, Sr. Unscd. Notes	3.70	6/22/2027	200,000	[b] 197,627
MetLife, Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	250,000	[b] 268,350
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	300,000	328,044
				794,021
Internet Software & Services - .3%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	395,000	402,453
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	315,000	321,679
eBay, Sr. Unscd. Notes	2.60	7/15/2022	320,000	323,987
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	400,000	[a] 434,823
				1,482,942
Media - .2%
Comcast, Gtd. Notes	3.60	3/1/2024	570,000	607,867
The Walt Disney Company, Gtd. Notes	6.15	3/1/2037	265,000	[a] 379,265
				987,132
Municipal Securities - 1.0%
California, GO	3.38	4/1/2025	400,000	431,312
California Educational Facilities Authority, Revenue Bonds, Refunding (Stanford University) Ser. U2	5.00	10/1/2032	375,000	527,081
Chicago, GO, Ser. B	7.38	1/1/2033	290,000	349,264
Commonwealth of Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	325,000	397,439
New York City, GO (Build America Bonds) Ser. H1	6.25	6/1/2035	345,000	355,740
New York City Municipal Water Finance Authority, Revenue Bonds	6.28	6/15/2042	530,000	559,500

72

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 15.2% (continued)
Municipal Securities - 1.0% (continued)
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	3.00	7/1/2020	900,000		908,217
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	310,000		312,892
University of California, Revenue Bonds, Refunding (Limited Project), Ser. J	4.13	5/15/2045	340,000		395,746
University of North Carolina at Chapel Hill, Revenue Bonds, Refunding, Ser. C	3.33	12/1/2036	350,000		393,260
				4,630,451
Real Estate - .4%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	265,000		292,069
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	200,000		229,444
Brandywine Operating Partnership, Gtd. Notes	3.95	2/15/2023	275,000		287,839
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/2022	340,000		352,264
Life Storage, Gtd. Notes	4.00	6/15/2029	160,000		173,040
Mid-America Apartments, Sr. Unscd. Notes	3.60	6/1/2027	280,000		300,459
National Retail Properties, Sr. Unscd. Notes	4.30	10/15/2028	165,000		185,496
				1,820,611
Semiconductors & Semiconductor Equipment - .2%
Intel, Sr. Unscd. Notes	2.70	12/15/2022	255,000		262,653
KLA, Sr. Unscd. Notes	4.10	3/15/2029	225,000		249,656
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	315,000		349,969
				862,278
Technology Hardware & Equipment - .1%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	300,000		369,148
Telecommunication Services - .4%
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	460,000		503,450
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	165,000		181,437
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	460,000		503,889
Verizon Communications, Sr. Unscd. Bonds	5.50	3/16/2047	570,000		766,150
				1,954,926
Transportation - .3%
Burlington North Santa Fe, Sr. Unscd. Debs.	3.45	9/15/2021	375,000		384,998
JB Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	310,000		333,942
Ryder System, Sr. Unscd. Notes	3.65	3/18/2024	315,000	[b]	333,731
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	320,000		334,926
				1,387,597
U.S. Government Agencies Mortgage-Backed - 4.5%
Federal Home Loan Mortgage Corp.:
3.00%, 1/1/33-4/1/48			1,059,110	C	1,087,854
3.50%, 9/1/47-8/1/49			1,667,725	C	1,724,505
4.00%, 4/1/48-7/1/49			907,458	C	944,176
5.00%, 7/1/40-8/1/49			566,832	C	612,098
Federal National Mortgage Association:
2.50%, 10/1/31			662,169	C	672,068
3.00%, 8/1/39-9/1/46			2,324,242	C	2,392,046
3.50%, 7/1/34-9/1/49			3,735,188	C	3,860,372
4.00%, 9/1/48-7/1/49			2,415,010	C	2,519,580
4.50%, 7/1/49-8/1/49			1,133,993	C	1,196,008
5.00%, 11/1/43			107,659	C	118,416

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 15.2% (continued)
U.S. Government Agencies Mortgage-Backed - 4.5% (continued)
Government National Mortgage Association I:
4.00%, 7/15/49			409,453		429,189
Government National Mortgage Association II:
3.00%, 9/20/47-5/20/49			797,687		823,507
3.50%, 4/20/46-1/20/48			1,574,949		1,649,825
4.00%, 6/20/49-7/20/49			1,221,214		1,277,281
4.50%, 11/20/48-7/20/49			1,314,429		1,391,893
				20,698,818
U.S. Treasury Government Securities - 3.4%
U.S. Treasury Bonds	2.25	8/15/2046	710,000		752,156
U.S. Treasury Bonds	2.75	11/15/2047	185,000		216,439
U.S. Treasury Bonds	2.88	5/15/2049	590,000	[b]	711,088
U.S. Treasury Bonds	2.88	8/15/2045	470,000		558,281
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2049	432,612	[d]	510,710
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2046	664,833	[d]	769,951
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	339,318	[d]	348,415
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	696,677	[d]	713,877
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	489,825	[d]	497,344
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2024	642,195	[d]	657,896
U.S. Treasury Notes	1.63	8/15/2029	1,385,000	[b]	1,400,987
U.S. Treasury Notes	1.88	4/30/2022	315,000		318,433
U.S. Treasury Notes	2.00	11/15/2026	785,000	[b]	814,545
U.S. Treasury Notes	2.13	7/31/2024	440,000		454,919
U.S. Treasury Notes	2.38	5/15/2027	180,000		191,999
U.S. Treasury Notes	2.38	1/31/2023	175,000		180,506
U.S. Treasury Notes	2.50	2/28/2026	345,000		367,425
U.S. Treasury Notes	2.50	1/31/2024	2,300,000		2,406,150
U.S. Treasury Notes	2.63	2/28/2023	1,190,000		1,238,460
U.S. Treasury Notes	2.63	1/31/2026	120,000		128,597
U.S. Treasury Notes	2.63	2/15/2029	850,000		933,838
U.S. Treasury Notes	2.88	11/30/2023	295,000		312,660
U.S. Treasury Notes	2.88	11/30/2025	525,000		569,666
U.S. Treasury Notes	3.13	11/15/2028	470,000		535,387
				15,589,729
Utilities - .2%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	160,000		186,016
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	275,000		305,999
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	280,000		296,980
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	335,000		367,406
				1,156,401
Total Bonds and Notes (cost $66,561,473)			70,083,638

74

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 21.2%
Aerospace & Defense - .5%
Lockheed Martin	2,790	1,071,667
Raytheon	4,088	757,588
The Boeing Company	776	282,534
		2,111,789
Agriculture - .4%
Altria Group	16,662	728,796
Philip Morris International	13,173	949,642
		1,678,438
Airlines - .1%
United Airlines Holdings	8,227	[e] 693,618
Banks - 1.1%
Bank of America	61,028	1,678,880
JPMorgan Chase & Co.	19,889	2,185,006
Popular	9,255	486,535
Wells Fargo & Co.	4,289	199,739
Zions Bancorp	11,918	489,711
		5,039,871
Beverage Products - .3%
Monster Beverage	13,353	[e] 783,421
PepsiCo	4,035	551,706
The Coca-Cola Company	3,574	196,713
		1,531,840
Building Materials - .0%
Johnson Controls International	5,176	220,963
Commercial & Professional Services - .5%
Automatic Data Processing	4,795	814,383
Robert Half International	6,461	345,470
S&P Global	3,817	993,145
Square, Cl. A	5,178	[e] 320,208
		2,473,206
Consumer Discretionary - .3%
Starbucks	13,397	1,293,614
Tempur Sealy International	1,941	[e] 149,690
		1,443,304
Consumer Durables & Apparel - .3%
NIKE, Cl. B	11,889	1,004,620
Under Armour, Cl. A	13,594	[e] 252,984
		1,257,604
Consumer Staples - .3%
The Procter & Gamble Company	11,447	1,376,273
Diversified Financials - .4%
American Express	5,213	627,489
Discover Financial Services	9,705	776,109
Synchrony Financial	19,101	612,187
		2,015,785
Electronic Components - .1%
Garmin	2,862	233,453
Energy - 1.4%
Cabot Oil & Gas	13,593	232,712
Chevron	12,681	1,492,807

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.2% (continued)
Energy - 1.4% (continued)
ConocoPhillips	14,094		735,425
EOG Resources	8,239		611,251
Exxon Mobil	11,646		797,518
Kinder Morgan	29,127		590,404
Phillips 66	8,751		863,111
TechnipFMC	16,455		408,742
The Williams Companies	21,351		503,884
		6,235,854
Environmental Control - .0%
Pentair	5,156		185,204
Food & Staples Retailing - .6%
Sysco	8,912		662,429
Walgreens Boots Alliance	12,048		616,737
Walmart	12,039		1,375,576
		2,654,742
Food Service - .0%
McDonald's	859		187,236
Health Care - 3.3%
AbbVie	14,055		923,976
Agilent Technologies	8,587		610,622
Alexion Pharmaceuticals	3,291	[e]	331,601
Amgen	6,341		1,322,859
Biogen	3,127	[e]	687,158
Bristol-Myers Squibb	14,663		704,850
Danaher	4,744		674,075
Elanco Animal Health	4,529	[e]	117,845
Eli Lilly & Co.	1,573		177,702
Hologic	6,470	[e]	319,424
IDEXX Laboratories	2,588	[e]	749,847
Illumina	2,167	[e]	609,664
Incyte	6,473	[e]	529,621
IQVIA Holdings	2,329	[e]	361,344
Johnson & Johnson	16,050		2,060,178
Merck & Co.	7,631		659,853
Pfizer	40,131		1,426,657
Regeneron Pharmaceuticals	571	[e]	165,619
Thermo Fisher Scientific	2,682		769,895
UnitedHealth Group	2,933		686,322
Waters	2,790	[e]	591,173
Zoetis	7,584		958,769
		15,439,054
Household & Personal Products - .2%
Kimberly-Clark	6,141		866,557
Industrials - .2%
Textron	11,257		506,565
Xerox Holdings	16,455		477,030
		983,595
Information Technology - 2.9%
Adobe	3,949	[e]	1,123,530

76

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 21.2% (continued)
Information Technology - 2.9% (continued)
Autodesk	3,863	[e]	551,714
Cadence Design Systems	9,705	[e]	664,598
Gartner	3,107	[e]	415,313
International Business Machines	3,544		480,318
Intuit	3,459		997,437
Mastercard, Cl. A	1,573		442,595
Microsoft	34,558		4,764,166
PayPal Holdings	8,540	[e]	931,287
Salesforce.com	971	[e]	151,544
Veeva Systems, Cl. A	1,748	[e]	280,344
Visa, Cl. A	11,392		2,059,901
WEX	2,146	[e]	438,964
		13,301,711
Insurance - .8%
Berkshire Hathaway, Cl. B	4,722	[e]	960,502
Globe Life	8,954		799,234
MetLife	13,271		587,905
Prudential Financial	1,285		102,916
The Allstate	2,135		218,603
The Progressive	12,128		919,302
		3,588,462
Internet Software & Services - 2.1%
Alphabet, Cl. A	1,288	[e]	1,533,403
Alphabet, Cl. C	1,359	[e]	1,614,628
Amazon.com	1,877	[e]	3,334,096
Facebook, Cl. A	11,909	[e]	2,211,144
Twitter	8,585	[e]	366,150
Verisign	2,310	[e]	470,893
		9,530,314
Materials - .2%
Ball	7,764		624,303
Sealed Air	4,293		170,947
		795,250
Media - .6%
Charter Communications, Cl. A	1,812	[e]	742,177
Comcast, Cl. A	4,289		189,831
Liberty Broadband, Cl. A	4,270	[e]	447,282
Liberty Broadband, Cl. C	4,401	[e]	464,041
Netflix	1,313	[e]	385,694
The Walt Disney Company	2,524		346,444
		2,575,469
Real Estate - .3%
American Tower	501	[f]	115,325
Public Storage	2,654	[f]	702,620
VICI Properties	19,704	[f]	436,641
		1,254,586
Retailing - .5%
AutoZone	324	[e]	356,948
Best Buy	2,146		136,593

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description		Shares		Value ($)
Common Stocks - 21.2% (continued)
Retailing - .5% (continued)
Casey's General Stores		2,847		477,869
Foot Locker		7,911		286,299
Genuine Parts		5,724		516,820
The Home Depot		2,778		633,134
			2,407,663
Semiconductors & Semiconductor Equipment - .5%
Broadcom		2,925		826,722
Intel		30,373		1,439,984
			2,266,706
Technology Hardware & Equipment - 1.3%
Accenture, Cl. A		6,537		1,295,437
Apple		19,317		4,032,231
Fortinet		2,946	[e]	233,264
Zebra Technologies, Cl. A		1,400	[e]	287,042
			5,847,974
Telecommunication Services - .8%
AT&T		37,445		1,320,311
Cisco Systems		7,148		334,598
GCI Liberty, Cl. A		7,155	[e]	445,327
Telephone & Data Systems		5,176		130,435
Verizon Communications		27,903		1,622,838
			3,853,509
Transportation - .7%
CSX		11,451		767,446
Norfolk Southern		4,656		810,377
Union Pacific		5,128		830,531
United Parcel Service, Cl. B		7,117		844,503
			3,252,857
Utilities - .5%
AES		29,115		446,333
Exelon		19,785		935,039
OGE Energy		17,897		767,244
			2,148,616
Total Common Stocks (cost $75,771,132)		97,451,503
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 63.5%
Registered Investment Companies - 63.5%
ASG Managed Futures Strategy Fund, Cl. Y		969,204	[e]	10,186,335
BNY Mellon Corporate Bond Fund, Cl. M		1,043,229	[g]	13,937,544
BNY Mellon Dynamic Total Return Fund, CI. Y		520,094	[g]	8,477,528
BNY Mellon Emerging Markets Fund, Cl. M		2,026,957	[g]	20,553,340
BNY Mellon Floating Rate Income Fund, Cl. Y		950,983	[g]	11,031,400
BNY Mellon Focused Equity Opportunities Fund, Cl. M		2,963,145	[g]	46,136,176
BNY Mellon Global Real Estate Securities Fund, CI. Y		946,079	[g]	9,195,887
BNY Mellon High Yield Fund, Cl. I		1,810,994	[g]	11,101,392
BNY Mellon Income Stock Fund, Cl. M		1,461,950	[g]	12,718,964
BNY Mellon Intermediate Bond Fund, Cl. M		2,005,575	[g]	25,510,909
BNY Mellon International Equity Fund, Cl. Y		624,558	[g]	12,160,143

78

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 63.5% (continued)
Registered Investment Companies - 63.5% (continued)
BNY Mellon International Fund, Cl. M		1,053,734	[g]	12,971,461
BNY Mellon International Small Cap Fund, Cl. Y		866,056	[g]	11,354,000
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		1,324,246	[g]	23,108,086
BNY Mellon Research Growth Fund, Cl. Y		741,994	[g]	11,107,644
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		762,989	[g]	19,433,333
BNY Mellon Select Managers Small Cap Value, Cl. Y		646,161	[g]	13,517,679
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		263,462	[g]	4,510,469
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M		892,161	[e,g]	11,473,193
Dreyfus Institutional Preferred Government Plus Money Market Fund	2.09	4,498,302	[g]	4,498,302
Total Investment Companies (cost $258,961,960)		292,983,785

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $593,440)	2.09	593,440	[g]	593,440
Total Investments (cost $401,888,005)		100.0%	461,112,366
Cash and Receivables (Net)		0.0%	64,473
Net Assets		100.0%	461,176,839

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $2,533,714 or .55% of net assets.

b Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $1,987,059 and the value of the collateral was $2,039,744, consisting of cash collateral of $593,440 and U.S. Government & Agency securities valued at $1,446,304.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing security.

f Investment in real estate investment trust within the United States.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	63.6
Consumer, Non-cyclical	6.0
Financial	5.0
Mortgage Securities	4.7
Government	4.5
Technology	4.5
Communications	4.4
Industrial	2.6
Consumer, Cyclical	2.0
Energy	1.9
Utilities	.7
Basic Materials	.1
100.0

† Based on net assets.

See notes to financial statements.

79

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/18	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/19	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,371,133	66,374,449	66,751,300	-	-	1,994,282	1.0	28,598
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	2,050,308	2,050,308	-	-	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	7,199,737	6,646,723	-	-	553,014.3		-
Total	2,371,133	75,624,494	75,448,331	-	-	2,547,296	1.3	28,598
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Registered Investment Companies;
BNY Mellon Dynamic Value Fund, Cl. Y	27,333,196	14,150,000	1,573,900	(193,565)	(3,184,290)	36,531,441	11.6	3,614,952
BNY Mellon Income Stock Fund, Cl. M	23,882,111	9,550,000	1,323,330	(87,428)	(1,463,995)	30,557,358	9.7	2,487,562
BNY Mellon Research Growth Fund, Cl. Y	53,194,402	3,750,000	6,345,376	250,104	(6,131,935)	44,717,195	14.1	5,904,931
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,850,823	32,345,948	32,322,035	-	-	2,874,736.9		71,896
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	776,954	1,089,789	1,866,743	-	-	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	1,810,134	1,810,134	-	-	-	-	-
Total	108,037,486	62,695,871	45,241,518	(30,889)	(10,780,220)	114,680,730	36.3	12,079,341

80

Investment Companies	Value 8/31/18	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/19	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Income Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	50,950,671	499,896,903	509,090,775	-	-	41,756,799	4.3	885,077
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	10,316,873	48,773,470	59,090,343	-	-	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	89,228,387	89,228,387	-	-	-	-	-
Total	61,267,544	637,898,760	657,409,505	-	-	41,756,799	4.3	885,077
BNY Mellon Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	58,809,239	486,896,031	511,046,740	-	-	34,658,530	1.3	913,512
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	212,599,509	200,642,916	-	-	11,956,593.5		-
Total	58,809,239	699,495,540	711,689,656	-	-	46,615,123	1.8	913,512
BNY Mellon Small Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	25,813,487	123,820,951	143,485,721	-	-	6,148,717	1.4	211,669
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	28,354,418	69,663,938	98,018,356	-	-	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	116,211,234	92,453,616	-	-	23,757,618	5.6	-
Total	54,167,905	309,696,123	333,957,693	-	-	29,906,335	7.0	211,669

81

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Investment Companies	Value 8/31/18	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/19	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Focused Equity Opportunities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,315,710	100,732,436	103,858,843	-	-	1,189,303.3		56,481
BNY Mellon Small/ Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,999,810	59,799,870	66,145,907	-	-	2,653,773	1.2	96,125
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	67,180,192	59,722,603	-	-	7,457,589	3.3	-
Total	8,999,810	126,980,062	125,868,510	-	-	10,111,362	4.5	96,125
BNY Mellon International Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,123,756	184,315,919	188,884,342	-	-	3,555,333.4		135,379
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	89,064,845	82,057,810	-	-	7,007,035.8		-
Total	8,123,756	273,380,764	270,942,152	-	-	10,562,368	1.2	135,379

82

Investment Companies	Value 8/31/18	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/19	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	299,563,834	296,772,633	-	-	2,791,201.4		87,162
Investment of Cash Collateral for Securities Loaned;†								-
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	2,166,708	2,166,708	-	-	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	118,190,427	116,312,334	-	-	1,878,093.2		-
Total	-	419,920,969	415,251,675	-	-	4,669,294.6		87,162
BNY Mellon International Equity Income Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	932,182	102,180,406	101,624,239	-	-	1,488,349.5		75,022
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	62,130,376	61,078,520	-	-	1,051,856.4		-
Total	932,182	164,310,782	162,702,759	-	-	2,540,205.9		75,022
BNY Mellon Asset Allocation Fund
Registered Investment Companies;
BNY Mellon Corporate Bond Fund, Cl. M	12,577,733	489,762	-	-	870,049	13,937,544	3.0	489,762
BNY Mellon Dynamic Total Return Fund, Cl. Y	8,353,501	117,185	-	-	6,842	8,477,528	1.8	117,185
BNY Mellon Emerging Markets Fund, Cl. M	22,530,508	157,841	1,000,000	94,502	(1,229,511)	20,553,340	4.5	157,840
BNY Mellon Floating Rate Income Fund, Cl. Y	10,825,577	597,972	-	-	(392,149)	11,031,400	2.4	597,972
BNY Mellon Focused Equity Opportunities Fund, Cl. M	48,499,412	6,845,368	2,041,328	(173,333)	(6,993,943)	46,136,176	10.0	6,845,368

83

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Investment Companies	Value 8/31/18	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/19	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund (continued)
Registered Investment Companies (continued);
BNY Mellon Global Real Estate Securities Fund, Cl. Y	8,379,093	349,527	-	-	467,267	9,195,887	2.0	349,527
BNY Mellon High Yield Fund, Cl. I	10,468,598	637,415	-	-	(4,621)	11,101,392	2.4	639,031
BNY Mellon Income Stock Fund, Cl. M	12,764,651	1,282,128	-	-	(1,327,815)	12,718,964	2.8	1,282,128
BNY Mellon Intermediate Bond Fund, Cl. M	24,047,441	547,556	-	-	915,912	25,510,909	5.5	547,555
BNY Mellon International Equity Fund, Cl. Y	13,115,060	252,405	-	-	(1,207,322)	12,160,143	2.6	252,405
BNY Mellon International Fund, Cl. M	13,872,483	260,947	-	-	(1,161,969)	12,971,461	2.8	260,947
BNY Mellon International Small Cap Fund, Cl. Y	12,637,433	1,296,073	-	-	(2,579,506)	11,354,000	2.5	1,296,073
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	38,721,182	1,928,463	13,610,143	2,202,572	(6,133,988)	23,108,086	5.0	1,928,462
BNY Mellon Research Growth Fund, Cl. Y	11,036,389	1,304,611	-	-	(1,233,356)	11,107,644	2.4	1,304,610
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y	22,313,619	2,731,084	1,009,694	75,620	(4,677,296)	19,433,333	4.2	2,731,084
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y	16,442,657	1,559,457	1,007,797	16,004	(3,492,642)	13,517,679	2.9	1,559,457
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	6,789,894	640,839	1,606,565	237,717	(1,551,416)	4,510,469	1.0	640,840
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	12,625,248	1,698,493	-	-	(2,850,548)	11,473,193	2.5	1,698,493
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,732,676	64,566,405	63,800,779	-	-	4,498,302	1.0	119,991
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	351,900	-	351,900	-	-	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	4,177,180	3,583,740	-	-	593,440.1		-
Total	310,085,055	91,440,711	88,011,946	2,453,082	(32,576,012)	283,390,890	61.4	22,818,730

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements

84

STATEMENT OF OPTIONS WRITTEN

August 31, 2019

BNY Mellon Income Stock Fund
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Citigroup Inc, Contracts 1,480	70	9/20/19	10,360,000	(13,320)
Honeywell International Inc, Contracts 590	175	9/20/19	10,325,000	(11,800)
International Business Machine, Contracts 415	155	9/20/19	6,432,500	(1,245)
Morgan Stanley, Contracts 1,500	45	9/20/19	6,750,000	(9,000)
Omnicom Group Inc, Contracts 1,000	82.5	9/20/19	8,250,000	(5,000)
Pfizer Inc, Contracts 200	40	9/20/19	800,000	(200)
Qualcomm Inc, Contracts 620	75	9/20/19	4,650,000	(241,800)
United Technologies Corp, Contracts 570	135	9/20/19	7,695,000	(51,300)
Total Options Written (premiums received $675,306)				(333,665)

See notes to financial statements.

85

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	193,907,300	200,984,929	922,102,347
Affiliated issuers	2,547,296	114,680,730	41,756,799
Dividends receivable	363,174	401,810	2,530,787
Receivable for shares of Beneficial Interest subscribed	22,000	90,000	649,816
Interest receivable	2,859	3,942	76,666
Securities lending receivable	710	910	2,720
Receivable for investment securities sold	-	1,277,152	12,267,860
Prepaid expenses	22,555	24,543	60,589
	196,865,894	317,464,016	979,447,584
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	135,684	162,835	652,559
Cash overdraft due to Custodian	145,259	-	1,594,225
Liability for securities on loan—Note 1(c)	553,014	-	-
Payable for shares of Beneficial Interest redeemed	44,783	113,483	540,753
Payable for investment securities purchased	-	1,300,488	8,504,987
Outstanding options written, at value†††	-	-	333,665
Trustees fees and expenses payable	4,194	3,732	17,310
Other accrued expenses	17,450	12,896	28,013
	900,384	1,593,434	11,671,512
Net Assets ($)	195,965,510	315,870,582	967,776,072
Composition of Net Assets ($):
Paid-in capital	131,186,377	177,703,081	779,990,562
Total distributable earnings (loss)	64,779,133	138,167,501	187,785,510
Net Assets ($)	195,965,510	315,870,582	967,776,072
† Investments at cost ($)
Unaffiliated issuers	147,012,801	94,776,893	782,907,166
Affiliated issuers	2,547,296	104,035,506	41,756,799
†† Value of securities on loan ($)	8,536,383	9,003,138	26,778,622
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	675,306

86

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Net Asset Value Per Share
Class M
Net Assets ($)	189,137,330	308,921,148	930,683,458
Shares Outstanding	35,300,123	19,479,292	106,936,403
Net Asset Value Per Share ($)	5.36	15.86	8.70
Investor Shares
Net Assets ($)	6,828,180	6,949,434	23,912,604
Shares Outstanding	1,273,747	426,880	2,712,127
Net Asset Value Per Share ($)	5.36	16.28	8.82
Class A
Net Assets ($)	-	-	1,505,503
Shares Outstanding	-	-	172,844
Net Asset Value Per Share ($)	-	-	8.71
Class C
Net Assets ($)	-	-	1,157,602
Shares Outstanding	-	-	133,313
Net Asset Value Per Share ($)	-	-	8.68
Class I
Net Assets ($)	-	-	10,135,377
Shares Outstanding	-	-	1,164,174
Net Asset Value Per Share ($)	-	-	8.71
Class Y
Net Assets ($)	-	-	381,528
Shares Outstanding	-	-	43,869
Net Asset Value Per Share ($)	-	-	8.70

See notes to financial statements.

87

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,697,946,256	417,319,535	436,307,752	222,385,691
Affiliated issuers	46,615,123	29,906,335	1,189,303	10,111,362
Cash	-	953,929	-	-
Receivable for investment securities sold	60,355,734	509,107	9,630,406	767,928
Dividends receivable	2,429,912	508,514	610,593	174,625
Receivable for shares of Beneficial Interest subscribed	787,928	214,734	283,318	357
Interest receivable	67,449	9,753	2,160	4,646
Securities lending receivable	52,412	39,154	3,022	9,005
Prepaid expenses	41,084	27,002	32,627	27,459
	2,808,295,898	449,488,063	448,059,181	233,481,073
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	2,062,235	368,409	308,878	177,911
Cash overdraft due to Custodian	8,833	-	-	-
Payable for investment securities purchased	62,582,310	803,154	9,844,560	585,255
Liability for securities on loan—Note 1(c)	11,956,593	23,757,618	-	7,457,589
Payable for shares of Beneficial Interest redeemed	2,260,060	361,718	122,389	160,080
Trustees fees and expenses payable	43,760	8,427	7,426	3,800
Other accrued expenses	63,512	15,431	26,314	32,143
	78,977,303	25,314,757	10,309,567	8,416,778
Net Assets ($)	2,729,318,595	424,173,306	437,749,614	225,064,295
Composition of Net Assets ($):
Paid-in capital	1,776,829,955	358,533,032	309,616,563	179,959,763
Total distributable earnings (loss)	952,488,640	65,640,274	128,133,051	45,104,532
Net Assets ($)	2,729,318,595	424,173,306	437,749,614	225,064,295
† Investments at cost ($)
Unaffiliated issuers	1,797,997,202	354,740,243	329,693,428	180,492,584
Affiliated issuers	46,615,123	29,906,335	1,189,303	10,111,362
†† Value of securities on loan ($)	279,037,794	117,736,150	34,129,817	49,545,619
Net Asset Value Per Share
Class M
Net Assets ($)	2,610,739,304	405,350,427	430,596,924	223,000,266
Shares Outstanding	149,587,916	23,679,819	27,647,461	17,334,378
Net Asset Value Per Share ($)	17.45	17.12	15.57	12.86
Investor Shares
Net Assets ($)	118,579,291	18,822,879	7,152,690	2,064,029
Shares Outstanding	6,923,568	1,167,334	465,438	164,188
Net Asset Value Per Share ($)	17.13	16.12	15.37	12.57

See notes to financial statements.

88

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	903,854,245	826,030,908	279,336,772	177,721,476
Affiliated issuers	10,562,368	4,669,294	2,540,205	283,390,890
Cash	-	-	-	146,094
Cash denominated in foreign currency†††	3,035,053	9,720,822	2,364,003	-
Tax reclaim receivable	2,948,246	159,499	1,317,957	-
Dividends receivable	1,946,120	454,658	1,046,888	298,164
Receivable for investment securities sold	296,213	2,665,668	-	182,058
Receivable for shares of Beneficial Interest subscribed	195,951	269,144	145,323	366,037
Interest receivable	11,487	4,715	4,262	572,592
Securities lending receivable	841	2,401	13,515	365
Prepaid expenses	29,005	28,475	12,723	33,890
	922,879,529	844,005,584	286,781,648	462,711,566
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	809,619	1,144,584	295,950	180,646
Liability for securities on loan—Note 1(c)	7,007,035	1,878,093	1,051,856	593,440
Payable for shares of Beneficial Interest redeemed	1,101,007	793,653	1,000,684	67,733
Unrealized depreciation on foreign currency transactions	85,788	4,703	34,956	-
Trustees fees and expenses payable	16,500	8,975	3,133	7,582
Payable for investment securities purchased	-	19,427	-	668,305
Interest payable—Note 2	-	490	762	-
Other accrued expenses	24,769	21,717	15,394	17,021
	9,044,718	3,871,642	2,402,735	1,534,727
Net Assets ($)	913,834,811	840,133,942	284,378,913	461,176,839
Composition of Net Assets ($):
Paid-in capital	975,271,293	1,125,219,216	328,792,101	378,559,945
Total distributable earnings (loss)	(61,436,482)	(285,085,274)	(44,413,188)	82,616,894
Net Assets ($)	913,834,811	840,133,942	284,378,913	461,176,839
† Investments at cost ($)
Unaffiliated issuers	915,215,568	692,193,054	294,667,226	152,782,173
Affiliated issuers	10,562,368	4,669,294	2,540,205	249,105,832
†† Value of securities on loan ($)	6,461,420	25,461,803	1,028,994	1,987,059
††† Cash denominated in foreign currency (cost) ($)	3,055,033	9,815,330	2,380,301	-
Net Asset Value Per Share
Class M
Net Assets ($)	897,079,773	819,163,592	282,060,533	454,093,452
Shares Outstanding	72,871,950	80,764,598	23,118,605	37,009,780
Net Asset Value Per Share ($)	12.31	10.14	12.20	12.27
Investor Shares
Net Assets ($)	16,755,038	20,970,350	2,318,380	7,083,387
Shares Outstanding	1,276,951	2,014,765	187,745	572,662
Net Asset Value Per Share ($)	13.12	10.41	12.35	12.37

See notes to financial statements.

89

STATEMENTS OF OPERATIONS
Year Ended August 31, 2019

	BNY Mellon Large Cap Stock Fund		BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,360,677	†	3,767,854	†	33,347,049	†
Affiliated issuers	28,598		1,309,323		885,077
Interest	-		373		1,643
Income from securities lending—Note 1(c)	8,767		12,948		53,104
Total Income	4,398,042		5,090,498		34,286,873
Expenses:
Investment advisory fee—Note 3(a)	1,443,016		1,637,640		6,821,141
Administration fee—Note 3(a)	272,184		258,810		1,287,689
Professional fees	39,085		38,950		51,083
Registration fees	33,489		34,221		92,675
Shareholder servicing costs—Note 3(b)	19,602		15,088		87,541
Trustees’ fees and expenses—Note 3(c)	16,747		21,963		65,326
Custodian fees—Note 3(b)	10,982		4,751		17,343
Prospectus and shareholders’ reports	10,518		10,317		13,879
Loan commitment fees—Note 2	5,027		8,302		23,909
Interest expense—Note 2	1,818		-		1,470
Distribution fees—Note 3(b)	-		-		9,945
Miscellaneous	28,502		30,681		35,767
Total Expenses	1,880,970		2,060,723		8,507,768
Less—reduction in fees due to earnings credits—Note 3(b)	-		(7)		-
Net Expenses	1,880,970		2,060,716		8,507,768
Investment Income—Net	2,517,072		3,029,782		25,779,105
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	20,619,192		14,270,321		64,682,356
Affiliated issuers	-		(30,889)		-
Net realized gain (loss) on options transactions	-		-		816,133
Capital gain distributions from affiliated issuers	-		10,770,018		-
Net Realized Gain (Loss)	20,619,192		25,009,450		65,498,489
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(31,584,289)		(18,532,075)		(114,837,412)
Affiliated issuers	-		(10,780,220)		-
Net change in unrealized appreciation (depreciation) on options transactions	-		-		1,199,476
Net Change in Unrealized Appreciation (Depreciation)	(31,584,289)		(29,312,295)		(113,637,936)
Net Realized and Unrealized Gain (Loss) on Investments	(10,965,097)		(4,302,845)		(48,139,447)
Net (Decrease) in Net Assets Resulting from Operations	(8,448,025)		(1,273,063)		(22,360,342)
† Net of foreign taxes withheld at source ($)	1,612		175		93,651

See notes to financial statements.

90

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	37,432,006	†	4,907,730	†	6,994,725	2,597,341	†
Affiliated issuers	913,512		211,669		56,481	96,125
Interest	3,635		786		448	-
Income from securities lending—Note 1(c)	355,286		214,017		26,541	52,593
Total Income	38,704,439		5,334,202		7,078,195	2,746,059
Expenses:
Investment advisory fee—Note 3(a)	21,534,235		4,047,961		3,252,188	2,036,464
Administration fee—Note 3(a)	3,520,004		584,743		569,589	332,943
Shareholder servicing costs—Note 3(b)	298,124		51,816		20,106	6,829
Trustees’ fees and expenses—Note 3(c)	204,194		34,564		31,672	16,739
Professional fees	87,374		39,728		41,533	38,184
Custodian fees—Note 3(b)	79,140		44,530		9,801	27,411
Loan commitment fees—Note 2	71,835		10,856		9,375	3,870
Registration fees	45,467		35,166		39,767	36,424
Prospectus and shareholders’ reports	26,472		12,128		8,980	5,650
Interest expense—Note 2	5,857		888		14,874	16,649
Miscellaneous	72,760		26,343		28,712	27,510
Total Expenses	25,945,462		4,888,723		4,026,597	2,548,673
Less—reduction in fees due to earnings credits—Note 3(b)	(727)		-		-	-
Net Expenses	25,944,735		4,888,723		4,026,597	2,548,673
Investment Income—Net	12,759,704		445,479		3,051,598	197,386
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	83,661,715		15,430,814		27,419,986	10,467,424
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(225,723,778)		(100,612,833)		(51,318,102)	(48,855,473)
Net Realized and Unrealized Gain (Loss) on Investments	(142,062,063)		(85,182,019)		(23,898,116)	(38,388,049)
Net (Decrease) in Net Assets Resulting from Operations	(129,302,359)		(84,736,540)		(20,846,518)	(38,190,663)
† Net of foreign taxes withheld at source ($)	49,748		17,600		-	7,032

See notes to financial statements.

91

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	34,042,233	†	23,759,477	†	17,708,016	†	2,084,527	†
Affiliated issuers	135,379		87,162		75,076		4,328,945
Interest	-		-		-		2,157,304
Income from securities lending—Note 1(c)	5,533		29,461		122,577		2,241
Total Income	34,183,145		23,876,100		17,905,669		8,573,017
Expenses:
Investment advisory fee—Note 3(a)	8,346,633		9,978,682		2,715,911		1,382,059
Administration fee—Note 3(a)	1,203,881		1,064,053		391,938		208,623
Custodian fees—Note 3(b)	169,954		700,105		159,861		9,803
Trustees’ fees and expenses—Note 3(c)	68,996		54,330		21,266		31,490
Professional fees	50,138		94,047		49,781		46,417
Shareholder servicing costs—Note 3(b)	47,081		48,192		3,968		16,516
Registration fees	38,150		40,652		40,399		53,941
Loan commitment fees—Note 2	20,813		14,223		7,376		11,096
Prospectus and shareholders’ reports	11,422		12,652		9,767		11,672
Interest expense—Note 2	6,361		12,653		3,688		446
Miscellaneous	55,443		53,208		33,269		37,830
Total Expenses	10,018,872		12,072,797		3,437,224		1,809,893
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		(373,668)
Net Expenses	10,018,872		12,072,797		3,437,224		1,436,225
Investment Income—Net	24,164,273		11,803,303		14,468,445		7,136,792
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(30,320,848)		(21,276,944)		(16,993,397)		6,040,974
Affiliated issuers	-		-		-		2,453,082
Net realized gain (loss) on forward foreign currency exchange contracts	25,723		(1,046,849)		95,006		-
Capital gain distributions from affiliated issuers	-		-		-		18,489,785
Net Realized Gain (Loss)	(30,295,125)		(22,323,793)		(16,898,391)		26,983,841
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(73,951,873)		(36,810,065)		(27,210,328)		(4,426,156)
Affiliated issuers	-		-		-		(32,576,012)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	-		126		-		-
Net Change in Unrealized Appreciation (Depreciation)	(73,951,873)		(36,809,939)		(27,210,328)		(37,002,168)
Net Realized and Unrealized Gain (Loss) on Investments	(104,246,998)		(59,133,732)		(44,108,719)		(10,018,327)
Net (Decrease) in Net Assets Resulting from Operations	(80,082,725)		(47,330,429)		(29,640,274)		(2,881,535)
† Net of foreign taxes withheld at source ($)	2,749,006		3,098,482		2,230,954		740

See notes to financial statements.

92

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income—net	2,517,072	2,993,055	3,029,782	2,756,138
Net realized gain (loss) on investments	20,619,192	35,056,395	25,009,450	33,971,203
Net change in unrealized appreciation (depreciation) on investments	(31,584,289)	10,791,958	(29,312,295)	30,420,435
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,448,025)	48,841,408	(1,273,063)	67,147,776
Distributions ($):
Distributions to shareholders:
Class M	(34,977,319)	(35,767,556)	(38,761,855)	(34,256,502)
Investor Shares	(1,317,080)	(1,238,547)	(742,007)	(648,409)
Total Distributions	(36,294,399)	(37,006,103)	(39,503,862)	(34,904,911)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	39,251,913	20,184,388	17,649,746	7,532,291
Investor Shares	1,316,675	2,473,904	2,726,661	1,614,102
Distributions reinvested:
Class M	20,579,083	21,009,234	30,446,340	26,191,338
Investor Shares	1,249,400	1,196,889	588,916	511,558
Cost of shares redeemed:
Class M	(97,863,598)	(60,799,287)	(49,167,840)	(52,043,430)
Investor Shares	(4,128,504)	(4,226,415)	(2,154,592)	(2,659,846)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(39,595,031)	(20,161,287)	89,231	(18,853,987)
Total Increase (Decrease) in Net Assets	(84,337,455)	(8,325,982)	(40,687,694)	13,388,878
Net Assets ($):
Beginning of Period	280,302,965	288,628,947	356,558,276	343,169,398
End of Period	195,965,510	280,302,965	315,870,582	356,558,276
Capital Share Transactions (Shares):
Class Mb
Shares sold	7,923,707	3,198,117	1,152,890	447,655
Shares issued for distributions reinvested	4,139,046	3,484,417	2,220,739	1,603,879
Shares redeemed	(18,326,576)	(9,662,903)	(3,212,345)	(3,138,912)
Net Increase (Decrease) in Shares Outstanding	(6,263,823)	(2,980,369)	161,284	(1,087,378)
Investor Shares[b]
Shares sold	243,479	394,245	167,868	92,027
Shares issued for distributions reinvested	250,934	198,305	41,767	30,577
Shares redeemed	(753,630)	(672,656)	(138,849)	(153,137)
Net Increase (Decrease) in Shares Outstanding	(259,217)	(80,106)	70,786	(30,533)

[a]For BNY Mellon Large Cap Stock Fund, distributions to shareholders include $2,646,614 Class M shares and $70,073 Investor shares of distributions from net investment income and $33,120,942 Class M shares and $1,168,474 Investor shares distributions from net realized gains, and undistributed investment income—net was $297,659 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule. For BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, distributions to shareholders include $4,527,099 Class M shares and $72,902 Investor shares of distributions from net investment income and $29,729,403 Class M shares and $575,507 Investor shares distributions from net realized gains, and undistributed investment income—net was $2,195,162 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 243,554 Class M shares representing $1,316,674 were exchanged for 243,479 Investor shares for BNY Mellon Large Cap Stock Fund and 171,468 Class M shares representing $2,711,661 were exchanged for 167,039 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund. During the period ended August 31, 2018, 376,726 Class M shares representing $2,345,815 were exchanged for 376,561 Investor shares for BNY Mellon Large Cap Stock Fund and 93,669 Class M shares representing $1,606,974 were exchanged for 91,627 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund.

See notes to financial statements.

93

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income—net	25,779,105	26,546,515	12,759,704	9,251,474
Net realized gain (loss) on investments	65,498,489	98,604,079	83,661,715	198,762,928
Net change in unrealized appreciation (depreciation) on investments	(113,637,936)	51,204,694	(225,723,778)	377,820,071
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,360,342)	176,355,288	(129,302,359)	585,834,473
Distributions ($):
Distributions to shareholders:
Class M	(112,298,396)	(109,192,083)	(197,165,092)	(135,207,017)
Investor Shares	(3,668,374)	(2,492,047)	(8,965,119)	(4,205,056)
Class A	(362,938)	(315,556)	-	-
Class C	(74,750)	(77,193)	-	-
Class I	(1,407,810)	(532,656)	-	-
Class Y	(5,124)	(1,041)	-	-
Total Distributions	(117,817,392)	(112,610,576)	(206,130,211)	(139,412,073)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	168,694,876	97,506,202	300,746,846	330,453,914
Investor Shares	18,657,995	19,440,856	56,235,488	53,660,367
Class A	822,080	2,164,520	-	-
Class C	1,308,608	164,393	-	-
Class I	7,577,053	8,955,418	-	-
Class Y	356,747	-	-	-
Distributions reinvested:
Class M	48,321,973	45,518,173	88,948,705	62,094,669
Investor Shares	3,011,943	2,105,487	7,422,669	3,438,095
Class A	357,768	313,715	-	-
Class C	73,716	76,269	-	-
Class I	1,290,690	531,394	-	-
Class Y	3,978	-	-	-
Cost of shares redeemed:
Class M	(338,797,865)	(204,001,653)	(813,414,685)	(254,539,293)
Investor Shares	(24,892,850)	(19,931,472)	(57,300,065)	(36,247,589)
Class A	(3,740,605)	(3,338,059)	-	-
Class C	(1,108,481)	(598,745)	-	-
Class I	(9,299,794)	(3,597,411)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(127,362,168)	(54,690,913)	(417,361,042)	158,860,163
Total Increase (Decrease) in Net Assets	(267,539,902)	9,053,799	(752,793,612)	605,282,563
Net Assets ($):
Beginning of Period	1,235,315,974	1,226,262,175	3,482,112,207	2,876,829,644
End of Period	967,776,072	1,235,315,974	2,729,318,595	3,482,112,207

94

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Capital Share Transactions (Shares):
Class Mb
Shares sold	20,249,369	10,324,382	18,545,109	18,468,723
Shares issued for distributions reinvested	5,964,918	4,876,755	6,147,112	3,589,287
Shares redeemed	(40,485,328)	(21,587,699)	(49,696,090)	(14,214,472)
Net Increase (Decrease) in Shares Outstanding	(14,271,041)	(6,386,562)	(25,003,869)	7,843,538
Investor Shares[b]
Shares sold	2,034,158	2,045,846	3,322,817	3,004,436
Shares issued for distributions reinvested	365,801	222,625	521,988	202,003
Shares redeemed	(2,883,770)	(2,075,998)	(3,466,120)	(2,054,728)
Net Increase (Decrease) in Shares Outstanding	(483,811)	192,473	378,685	1,151,711
Class A
Shares sold	97,215	230,326	-	-
Shares issued for distributions reinvested	43,931	33,471	-	-
Shares redeemed	(439,167)	(342,734)	-	-
Net Increase (Decrease) in Shares Outstanding	(298,021)	(78,937)	-	-
Class C
Shares sold	167,819	17,439	-	-
Shares issued for distributions reinvested	9,064	8,167	-	-
Shares redeemed	(128,138)	(64,161)	-	-
Net Increase (Decrease) in Shares Outstanding	48,745	(38,555)	-	-
Class I
Shares sold	850,341	943,755	-	-
Shares issued for distributions reinvested	158,115	56,716	-	-
Shares redeemed	(1,120,935)	(376,655)	-	-
Net Increase (Decrease) in Shares Outstanding	(112,479)	623,816	-	-
Class Y
Shares sold	42,219	-	-	-
Shares issued for distributions reinvested	462	-	-	-
Net Increase (Decrease) in Shares Outstanding	42,681	-	-	-

[a]For BNY Mellon Income Stock Fund, distributions to shareholders include $23,485,880 Class M shares, $488,284 Investor shares, $70,349 Class A shares, $8,747 Class C shares, $142,050 Class I shares and $223 Class Y shares of distributions from net investment income and $85,706,203 Class M shares, $2,003,763 Investor shares, $245,207 Class A shares, $68,446 Class C shares, $390,606 Class I shares and $818 Class Y shares distributions from net realized gains, and undistributed investment income—net was $2,530,460 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule. For BNY Mellon Mid Cap Multi-Strategy Fund, distributions to shareholders include $7,217,693 Class M shares and $30,915 Investor shares of distributions from net investment income and $127,989,324 Class M shares and $4,174,141 Investor shares distributions from net realized gains, and undistributed investment income—net was $5,802,143 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 2,041,350 Class M shares representing $18,503,125 were exchanged for 2,016,969 Investor shares for BNY Mellon Income Stock Fund and 3,113,954 Class M shares representing $53,624,580 were exchanged for 3,170,485 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund. During the period ended August 31, 2018, 1,945,806 Class M shares representing $18,273,005 were exchanged for 1,924,389 Investor shares and 24,886 Class M shares representing $229,166 were exchanged for 24,887 Class I shares for BNY Mellon Income Stock Fund and 2,903,265 Class M shares representing $52,722,336 were exchanged for 2,953,066 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund.

See notes to financial statements.

95

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income (loss)—net	445,479	(935,746)	3,051,598	2,805,973
Net realized gain (loss) on investments	15,430,814	71,620,292	27,419,986	67,608,376
Net change in unrealized appreciation (depreciation) on investments	(100,612,833)	79,464,459	(51,318,102)	37,761,819
Net Increase (Decrease) in Net Assets Resulting from Operations	(84,736,540)	150,149,005	(20,846,518)	108,176,168
Distributions ($):
Distributions to shareholders:
Class M	(68,142,188)	(44,416,531)	(76,074,385)	(54,916,254)
Investor Shares	(3,576,590)	(1,832,665)	(2,013,402)	(639,269)
Total Distributions	(71,718,778)	(46,249,196)	(78,087,787)	(55,555,523)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	57,408,911	47,952,690	82,067,513	80,923,163
Investor Shares	8,442,374	8,196,012	7,174,483	8,151,743
Distributions reinvested:
Class M	37,256,302	23,540,331	42,511,803	30,811,036
Investor Shares	2,583,482	1,369,810	1,561,091	476,563
Cost of shares redeemed:
Class M	(165,434,026)	(54,092,920)	(175,742,722)	(70,603,125)
Investor Shares	(9,993,983)	(7,843,905)	(10,452,208)	(3,802,435)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(69,736,940)	19,122,018	(52,880,040)	45,956,945
Total Increase (Decrease) in Net Assets	(226,192,258)	123,021,827	(151,814,345)	98,577,590
Net Assets ($):
Beginning of Period	650,365,564	527,343,737	589,563,959	490,986,369
End of Period	424,173,306	650,365,564	437,749,614	589,563,959
Capital Share Transactions (Shares):
Class Mb
Shares sold	3,549,528	2,309,778	5,508,714	4,603,582
Shares issued for distributions reinvested	2,459,162	1,171,161	3,062,810	1,854,969
Shares redeemed	(9,332,861)	(2,534,680)	(11,950,457)	(4,028,972)
Net Increase (Decrease) in Shares Outstanding	(3,324,171)	946,259	(3,378,933)	2,429,579
Investor Shares[b]
Shares sold	472,697	402,533	452,645	465,940
Shares issued for distributions reinvested	180,663	71,345	113,782	28,953
Shares redeemed	(619,411)	(391,382)	(733,570)	(216,156)
Net Increase (Decrease) in Shares Outstanding	33,949	82,496	(167,143)	278,737

[a]For BNY Mellon Small Cap Multi-Strategy Fund, distributions to shareholders include only distributions from net realized gains, and undistributed investment income—net was $46,634 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule. For BNY Mellon Focused Equity Opportunities Fund, distributions to shareholders include $1,953,779 Class M shares and $10,301 Investor shares of distributions from net investment income and $52,962,475 Class M shares and $628,968 Investor shares distributions from net realized gains, and undistributed investment income—net was $2,803,355 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 420,734 Class M shares representing $7,972,778 were exchanged for 444,248 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 449,288 Class M shares representing $7,220,974 were exchanged for 454,640 Investor shares for BNY Mellon Focused Equity Opportunities Fund. During the period ended August 31, 2018, 358,897 Class M shares representing $7,633,504 were exchanged for 375,561 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 452,046 Class M shares representing $7,983,402 were exchanged for 456,499 Investor shares for BNY Mellon Focused Equity Opportunities Fund.

See notes to financial statements.

96

	BNY Mellon Small/Mid Cap Multi-Strategy Fund		BNY Mellon International Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income (loss)—net	197,386	(187,758)	24,164,273	19,493,737
Net realized gain (loss) on investments	10,467,424	50,747,136	(30,295,125)	63,190,123
Net change in unrealized appreciation (depreciation) on investments	(48,855,473)	36,265,031	(73,951,873)	(43,840,879)
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,190,663)	86,824,409	(80,082,725)	38,842,981
Distributions ($):
Distributions to shareholders:
Class M	(47,356,740)	(32,673,716)	(19,760,847)	(16,943,659)
Investor Shares	(496,008)	(363,349)	(370,348)	(243,292)
Total Distributions	(47,852,748)	(33,037,065)	(20,131,195)	(17,186,951)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	26,756,891	15,282,710	123,187,997	136,691,465
Investor Shares	1,064,865	2,507,632	16,065,319	11,732,640
Distributions reinvested:
Class M	35,180,791	23,419,359	3,815,653	3,348,360
Investor Shares	276,553	199,287	280,799	170,210
Cost of shares redeemed:
Class M	(124,576,230)	(48,822,516)	(256,119,549)	(113,117,569)
Investor Shares	(2,554,887)	(2,245,145)	(17,776,433)	(10,475,345)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(63,852,017)	(9,658,673)	(130,546,214)	28,349,761
Total Increase (Decrease) in Net Assets	(149,895,428)	44,128,671	(230,760,134)	50,005,791
Net Assets ($):
Beginning of Period	374,959,723	330,831,052	1,144,594,945	1,094,589,154
End of Period	225,064,295	374,959,723	913,834,811	1,144,594,945
Capital Share Transactions (Shares):
Class Mb
Shares sold	2,266,217	1,001,581	10,132,677	9,878,425
Shares issued for distributions reinvested	2,968,843	1,615,128	326,403	245,841
Shares redeemed	(9,894,026)	(3,225,837)	(21,224,718)	(8,223,616)
Net Increase (Decrease) in Shares Outstanding	(4,658,966)	(609,128)	(10,765,638)	1,900,650
Investor Shares[b]
Shares sold	79,577	165,959	1,206,112	800,105
Shares issued for distributions reinvested	23,841	13,955	22,500	11,715
Shares redeemed	(196,224)	(148,594)	(1,346,092)	(711,901)
Net Increase (Decrease) in Shares Outstanding	(92,806)	31,320	(117,480)	99,919

[a]For BNY Mellon Small/Mid Cap Multi-Strategy Fund, distributions to shareholders include $68,364 Class M shares of distributions from net investment income and $32,605,352 Class M shares and $363,349 Investor shares of distributions from net realized gains, and undistributed investment income—net was $49,897 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule. For BNY Mellon International Fund, distributions to shareholders include only distributions from net investment income and undistributed investment income—net was $19,875,258 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 75,773 Class M shares representing $1,036,865 were exchanged for 77,351 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund and 1,280,448 Class M shares representing $16,011,960 were exchanged for 1,201,587 Investor shares for BNY Mellon International Fund. During the period ended August 31, 2018, 163,188 Class M shares representing $2,503,824 were exchanged for 165,692 Investor shares for BNY Mellon Small/Mid Cap Multi-strategy Fund and 837,129 Class M shares representing $11,523,668 were exchanged for 785,851 Investor shares for BNY Mellon International Fund.

See notes to financial statements.

97

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income—net	11,803,303	9,499,959	14,468,445	14,931,687
Net realized gain (loss) on investments	(22,323,793)	38,008,782	(16,898,391)	25,768,697
Net change in unrealized appreciation (depreciation) on investments	(36,809,939)	(87,061,772)	(27,210,328)	(34,579,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,330,429)	(39,553,031)	(29,640,274)	6,120,835
Distributions ($):
Distributions to shareholders:
Class M	(6,203,546)	(7,723,247)	(13,701,640)	(15,178,004)
Investor Shares	(91,891)	(119,629)	(53,566)	(56,391)
Total Distributions	(6,295,437)	(7,842,876)	(13,755,206)	(15,234,395)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	139,075,731	155,688,692	72,357,767	51,840,945
Investor Shares	14,085,497	12,739,639	3,148,415	2,485,606
Distributions reinvested:
Class M	1,313,234	1,593,794	3,472,998	3,731,254
Investor Shares	75,220	103,209	44,816	32,865
Cost of shares redeemed:
Class M	(190,996,208)	(93,654,883)	(111,463,438)	(53,460,898)
Investor Shares	(12,167,064)	(9,444,800)	(2,229,203)	(3,037,341)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(48,613,590)	67,025,651	(34,668,645)	1,592,431
Total Increase (Decrease) in Net Assets	(102,239,456)	19,629,744	(78,064,125)	(7,521,129)
Net Assets ($):
Beginning of Period	942,373,398	922,743,654	362,443,038	369,964,167
End of Period	840,133,942	942,373,398	284,378,913	362,443,038
Capital Share Transactions (Shares):
Class Mb
Shares sold	13,711,081	13,258,901	5,673,536	3,526,189
Shares issued for distributions reinvested	134,277	137,871	276,543	257,430
Shares redeemed	(19,061,283)	(8,006,127)	(8,870,926)	(3,639,315)
Net Increase (Decrease) in Shares Outstanding	(5,215,925)	5,390,645	(2,920,847)	144,304
Investor Shares[b]
Shares sold	1,327,839	1,070,909	239,370	169,896
Shares issued for distributions reinvested	7,485	8,688	3,526	2,241
Shares redeemed	(1,160,998)	(797,888)	(171,373)	(204,609)
Net Increase (Decrease) in Shares Outstanding	174,326	281,709	71,523	(32,472)

[a]For BNY Mellon Emerging Markets Fund, distributions to shareholders include only distributions from net investment income and undistributed investment income—net was $6,289,561 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule. For BNY Mellon International Equity Income Fund, distributions to shareholders include only distributions from net investment income, and undistributed investment income—net was $3,598,703 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 1,363,929 Class M shares representing $14,090,730 were exchanged for 1,328,895 Investor shares for BNY Mellon Emerging Markets Fund and 252,618 Class M shares representing $3,267,927 were exchanged for 249,536 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2018 1,022,528 Class M shares representing $11,891,240 were exchanged for 995,592 Investor shares for BNY Mellon Emerging Markets Fund and 171,216 Class M shares representing $2,479,257 were exchanged for 169,473 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

98

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2019	2018[a]
Operations ($):
Investment income—net	7,136,792	6,378,519
Net realized gain (loss) on investments	26,983,841	21,926,039
Net change in unrealized appreciation (depreciation) on investments	(37,002,168)	25,271,417
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,881,535)	53,575,975
Distributions ($):
Distributions to shareholders:
Class M	(28,756,893)	(21,035,128)
Investor Shares	(387,023)	(261,575)
Total Distributions	(29,143,916)	(21,296,703)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	59,626,360	33,289,749
Investor Shares	3,837,411	1,649,611
Distributions reinvested:
Class M	14,975,040	11,144,876
Investor Shares	333,234	244,651
Cost of shares redeemed:
Class M	(78,467,553)	(46,826,466)
Investor Shares	(3,659,598)	(2,111,442)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,355,106)	(2,609,021)
Total Increase (Decrease) in Net Assets	(35,380,557)	29,670,251
Net Assets ($):
Beginning of Period	496,557,396	466,887,145
End of Period	461,176,839	496,557,396
Capital Share Transactions (Shares):
Class Mb
Shares sold	5,083,505	2,598,590
Shares issued for distributions reinvested	1,360,106	883,500
Shares redeemed	(6,646,350)	(3,673,332)
Net Increase (Decrease) in Shares Outstanding	(202,739)	(191,242)
Investor Shares[b]
Shares sold	315,699	127,161
Shares issued for distributions reinvested	29,648	19,217
Shares redeemed	(297,810)	(165,678)
Net Increase (Decrease) in Shares Outstanding	47,537	(19,300)

[a]For BNY Mellon Asset Allocation Fund, distributions to shareholders include $7,929,138 Class M shares and $90,358 Investor shares of distributions from net investment income and $13,105,990 Class M shares and $171,217 Investor shares of distributions from net realized gains, and undistributed investment income—net was $649,061 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 318,161 Class M shares representing $3,837,580 were exchanged for 315,659 Investor shares and during the period ended August 31, 2018, 126,575 Class M shares representing $1,630,368 were exchanged for 125,658 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	6.50	6.25	5.67	5.92	7.15
Investment Operations:
Investment income—net [a]	.06	.07	.07	.08	.09
Net realized and unrealized gain (loss) on investments	(.25)	1.00	.81	.34	(.04)
Total from Investment Operations	(.19)	1.07	.88	.42	.05
Distributions:
Dividends from investment income—net	(.07)	(.06)	(.07)	(.08)	(.08)
Dividends from net realized gain on investments	(.88)	(.76)	(.23)	(.59)	(1.20)
Total Distributions	(.95)	(.82)	(.30)	(.67)	(1.28)
Net asset value, end of period	5.36	6.50	6.25	5.67	5.92
Total Return (%)	(1.64)	18.31	16.12	7.31	.12
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.84	.82	.84	.83	.81
Ratio of net expenses to average net assets	.84	.82	.84	.83	.81
Ratio of net investment income to average net assets	1.14	1.05	1.27	1.44	1.32
Portfolio Turnover Rate	53.52	48.73	46.36	49.82	52.80
Net Assets, end of period ($ x 1,000)	189,137	270,328	278,536	328,113	398,485

a Based on average shares outstanding.

See notes to financial statements.

100

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	6.51	6.26	5.67	5.92	7.15
Investment Operations:
Investment income—net [a]	.05	.05	.06	.07	.07
Net realized and unrealized gain (loss) on investments	(.27)	1.01	.82	.34	(.03)
Total from Investment Operations	(.22)	1.06	.88	.41	.04
Distributions:
Dividends from investment income—net	(.05)	(.05)	(.06)	(.07)	(.07)
Dividends from net realized gain on investments	(.88)	(.76)	(.23)	(.59)	(1.20)
Total Distributions	(.93)	(.81)	(.29)	(.66)	(1.27)
Net asset value, end of period	5.36	6.51	6.26	5.67	5.92
Total Return (%)	(2.03)	18.02	16.02	7.04	(.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.07	1.09	1.08	1.06
Ratio of net expenses to average net assets	1.09	1.07	1.09	1.08	1.06
Ratio of net investment income to average net assets	.89	.79	1.02	1.18	1.08
Portfolio Turnover Rate	53.52	48.73	46.36	49.82	52.80
Net Assets, end of period ($ x 1,000)	6,828	9,975	10,093	9,801	9,900

a Based on average shares outstanding.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.12	16.50	14.98	14.71	17.12
Investment Operations:
Investment income—net [a]	.15	.14	.16	.17	.16
Net realized and unrealized gain (loss) on investments	(.35)	3.21	2.31	1.33	(.23)
Total from Investment Operations	(.20)	3.35	2.47	1.50	(.07)
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.23)	(.15)	(.26)
Dividends from net realized gain on investments	(1.83)	(1.50)	(.72)	(1.08)	(2.08)
Total Distributions	(2.06)	(1.73)	(.95)	(1.23)	(2.34)
Net asset value, end of period	15.86	18.12	16.50	14.98	14.71
Total Return (%)	.69	21.44	17.13	10.86	(.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.64	.66	.65	.64	.61
Ratio of net expenses to average net assets [b]	.64	.66	.65	.64	.61
Ratio of net investment income to average net assets [b]	.96	.80	1.05	1.19	.99
Portfolio Turnover Rate	25.75	15.03	24.05	13.81	20.63
Net Assets, end of period ($ x 1,000)	308,921	349,960	336,659	344,867	401,855

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

102

	Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.53	16.84	15.28	14.98	17.40
Investment Operations:
Investment income—net [a]	.11	.10	.13	.14	.12
Net realized and unrealized gain (loss) on investments	(.34)	3.28	2.35	1.35	(.23)
Total from Investment Operations	(.23)	3.38	2.48	1.49	(.11)
Distributions:
Dividends from investment income—net	(.19)	(.19)	(.20)	(.11)	(.23)
Dividends from net realized gain on investments	(1.83)	(1.50)	(.72)	(1.08)	(2.08)
Total Distributions	(2.02)	(1.69)	(.92)	(1.19)	(2.31)
Net asset value, end of period	16.28	18.53	16.84	15.28	14.98
Total Return (%)	.45	21.15	16.87	10.56	(1.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.89	.91	.90	.89	.86
Ratio of net expenses to average net assets [b]	.89	.91	.90	.89	.86
Ratio of net investment income to average net assets [b]	.71	.56	.81	.97	.74
Portfolio Turnover Rate	25.75	15.03	24.05	13.81	20.63
Net Assets, end of period ($ x 1,000)	6,949	6,598	6,511	6,081	4,237

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.78	9.29	8.72	8.57	9.94
Investment Operations:
Investment income—net [a]	.22	.21	.21	.21	.19
Net realized and unrealized gain (loss) on investments	(.33)	1.16	.83	.94	(.38)
Total From Investment Operations	(.11)	1.37	1.04	1.15	(.19)
Distributions:
Dividends from investment income—net	(.21)	(.19)	(.19)	(.21)	(.19)
Dividends from net realized gain on investments	(.76)	(.69)	(.28)	(.79)	(.99)
Total Distributions	(.97)	(.88)	(.47)	(1.00)	(1.18)
Net asset value, end of period	8.70	9.78	9.29	8.72	8.57
Total Return (%)	(.36)	15.31	12.33	14.33	(2.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	2.47	2.17	2.28	2.54	2.06
Portfolio Turnover Rate	59.45	67.57	52.66	54.31	65.75
Net Assets, end of period ($ x 1,000)	930,683	1,185,755	1,185,723	1,068,292	1,077,496

a Based on average shares outstanding.

See notes to financial statements.

104

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.90	9.39	8.81	8.63	10.02
Investment Operations:
Investment income—net [a]	.20	.18	.19	.19	.17
Net realized and unrealized gain (loss) on investments	(.33)	1.18	.84	.97	(.40)
Total from Investment Operations	(.13)	1.36	1.03	1.16	(.23)
Distributions:
Dividends from investment income—net	(.19)	(.16)	(.17)	(.19)	(.17)
Dividends from net realized gain on investments	(.76)	(.69)	(.28)	(.79)	(.99)
Total Distributions	(.95)	(.85)	(.45)	(.98)	(1.16)
Net asset value, end of period	8.82	9.90	9.39	8.81	8.63
Total Return (%)	(.60)	15.08	12.02	14.14	(2.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.05	1.06	1.06	1.05
Ratio of net expenses to average net assets	1.05	1.05	1.06	1.06	1.05
Ratio of net investment income to average net assets	2.24	1.92	2.03	2.27	1.81
Portfolio Turnover Rate	59.45	67.57	52.66	54.31	65.75
Net Assets, end of period ($ x 1,000)	23,913	31,625	28,204	16,094	14,479

a Based on average shares outstanding.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

	Class A
	Year Ended August 31,
BNY Mellon Income Stock Fund	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.79	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.19	.18	.17	.05
Net realized and unrealized gain (loss) on investments	(.33)	1.16	.86	.30
Total from Investment Operations	(.14)	1.34	1.03	.35
Distributions:
Dividends from investment income—net	(.18)	(.16)	(.17)	(.05)
Dividends from net realized gain on investments	(.76)	(.69)	(.28)	−
Total Distributions	(.94)	(.85)	(.45)	(.05)
Net asset value, end of period	8.71	9.79	9.30	8.72
Total Return (%) [c]	(.64)	15.01	12.18	4.19	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.10	1.11	1.15	[e]
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.15	[e]
Ratio of net investment income to average net assets	2.20	1.89	2.01	1.96	[e]
Portfolio Turnover Rate	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	1,506	4,608	5,112	316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

106

	Class C
	Year Ended August 31,
BNY Mellon Income Stock Fund	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.76	9.28	8.72	8.42
Investment Operations:
Investment income—net [b]	.12	.10	.12	.04
Net realized and unrealized gain (loss) on investments	(.33)	1.16	.83	.30
Total from Investment Operations	(.21)	1.26	.95	.34
Distributions:
Dividends from investment income—net	(.11)	(.09)	(.11)	(.04)
Dividends from net realized gain on investments	(.76)	(.69)	(.28)	−
Total Distributions	(.87)	(.78)	(.39)	(.04)
Net asset value, end of period	8.68	9.76	9.28	8.72
Total Return (%) [c]	(1.43)	14.07	11.22	4.00	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.88	1.85	1.85	[e]
Ratio of net expenses to average net assets	1.88	1.88	1.81	1.85	[e]
Ratio of net investment income to average net assets	1.36	1.08	1.30	1.69	[e]
Portfolio Turnover Rate	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	1,158	826	1,143	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended August 31,
BNY Mellon Income Stock Fund	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.78	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	(.33)	1.16	.84	.30
Total from Investment Operations	(.11)	1.36	1.05	.36
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.76)	(.69)	(.28)	−
Total Distributions	(.96)	(.88)	(.47)	(.06)
Net asset value, end of period	8.71	9.78	9.30	8.72
Total Return (%)	(.28)	15.18	12.44	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.83	.85	.86	[d]
Ratio of net expenses to average net assets	.84	.83	.85	.86	[d]
Ratio of net investment income to average net assets	2.41	2.13	2.30	2.71	[d]
Portfolio Turnover Rate	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	10,135	12,491	6,068	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

108

	Class Y
	Year Ended August 31,
BNY Mellon Income Stock Fund	2019	2018	2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.78	9.29	8.72	8.42
Investment Operations:
Investment income—net [b]	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	(.33)	1.17	.83	.30
Total from Investment Operations	(.11)	1.37	1.04	.36
Distributions:
Dividends from investment income—net	(.21)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.76)	(.69)	(.28)	−
Total Distributions	(.97)	(.88)	(.47)	(.06)
Net asset value, end of period	8.70	9.78	9.29	8.72
Total Return (%)	(.36)	15.31	12.33	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.80	.81	.86	[d]
Ratio of net expenses to average net assets	.82	.80	.81	.86	[d]
Ratio of net investment income to average net assets	2.43	2.17	2.27	2.71	[d]
Portfolio Turnover Rate	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	382	12	11	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.24	16.72	15.03	14.66	15.58
Investment Operations:
Investment income—net [a]	.08	.05	.07	.08	.05
Net realized and unrealized gain (loss) on investments	(.63)	3.28	1.88	.96	(.04)
Total from Investment Operations	(.55)	3.33	1.95	1.04	.01
Distributions:
Dividends from investment income—net	(.05)	(.04)	(.10)	(.02)	(.04)
Dividends from net realized gain on investments	(1.19)	(.77)	(.16)	(.65)	(.89)
Total Distributions	(1.24)	(.81)	(.26)	(.67)	(.93)
Net asset value, end of period	17.45	19.24	16.72	15.03	14.66
Total Return (%)	(1.54)	20.48	13.12	7.51	.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.89	.90	.90	.90
Ratio of net expenses to average net assets	.89	.89	.90	.90	.90
Ratio of net investment income to average net assets	.45	.30	.45	.60	.29
Portfolio Turnover Rate	44.44	50.53	62.81	74.68	73.87
Net Assets, end of period ($ x 1,000)	2,610,739	3,358,399	2,788,133	2,433,012	2,199,395

a Based on average shares outstanding.

See notes to financial statements.

110

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.90	16.45	14.79	14.45	15.37
Investment Operations:
Investment income—net [a]	.04	.01	.03	.05	.01
Net realized and unrealized gain (loss) on investments	(.60)	3.22	1.86	.94	(.03)
Total from Investment Operations	(.56)	3.23	1.89	.99	(.02)
Distributions:
Dividends from investment income—net	(.02)	(.01)	(.07)	−	(.01)
Dividends from net realized gain on investments	(1.19)	(.77)	(.16)	(.65)	(.89)
Total Distributions	(1.21)	(.78)	(.23)	(.65)	(.90)
Net asset value, end of period	17.13	18.90	16.45	14.79	14.45
Total Return (%)	(1.70)	20.13	12.89	7.26	(.08)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.14	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.14	1.14	1.15	1.15	1.15
Ratio of net investment income to average net assets	.21	.05	.20	.34	.04
Portfolio Turnover Rate	44.44	50.53	62.81	74.68	73.87
Net Assets, end of period ($ x 1,000)	118,579	123,713	88,697	60,222	57,118

a Based on average shares outstanding.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.16	19.48	16.71	16.65	17.18
Investment Operations:
Investment income (loss)—net [a]	.02	(.03)	.01	.01	(.02)
Net realized and unrealized gain (loss) on investments	(3.16)	5.41	2.86	.68	.25
Total from Investment Operations	(3.14)	5.38	2.87	.69	.23
Distributions:
Dividends from net realized gain on investments	(2.90)	(1.70)	(.10)	(.63)	(.76)
Net asset value, end of period	17.12	23.16	19.48	16.71	16.65
Total Return (%)	(11.94)	28.97	17.19	4.46	1.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.01	1.03	1.05	1.03
Ratio of net expenses to average net assets	1.02	1.01	1.03	1.05	1.03
Ratio of net investment income (loss) to average net assets	.10	(.15)	.05	.04	(.14)
Portfolio Turnover Rate	71.58	63.00	75.82	101.40	90.30
Net Assets, end of period ($ x 1,000)	405,350	625,344	507,703	389,890	368,428

a Based on average shares outstanding.

See notes to financial statements.

112

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.08	18.69	16.07	16.08	16.65
Investment Operations:
Investment (loss)—net [a]	(.02)	(.08)	(.04)	(.03)	(.06)
Net realized and unrealized gain (loss) on investments	(3.04)	5.17	2.76	.65	.25
Total from Investment Operations	(3.06)	5.09	2.72	.62	.19
Distributions:
Dividends from net realized gain on investments	(2.90)	(1.70)	(.10)	(.63)	(.76)
Net asset value, end of period	16.12	22.08	18.69	16.07	16.08
Total Return (%)	(12.20)	28.62	16.94	4.17	1.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.26	1.28	1.30	1.28
Ratio of net expenses to average net assets	1.27	1.26	1.28	1.30	1.28
Ratio of net investment (loss) to average net assets	(.13)	(.40)	(.20)	(.21)	(.39)
Portfolio Turnover Rate	71.58	63.00	75.82	101.40	90.30
Net Assets, end of period ($ x 1,000)	18,823	25,022	19,641	14,285	12,745

a Based on average shares outstanding.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.63	16.96	14.63	14.66	18.30
Investment Operations:
Investment income—net [a]	.10	.09	.11	.12	.12
Net realized and unrealized gain (loss) on investments	(.53)	3.51	3.56	1.20	(.69)
Total from Investment Operations	(.43)	3.60	3.67	1.32	(.57)
Distributions:
Dividends from investment income—net	(.12)	(.07)	(.19)	(.11)	(.10)
Dividends from net realized gain on investments	(2.51)	(1.86)	(1.15)	(1.24)	(2.97)
Total Distributions	(2.63)	(1.93)	(1.34)	(1.35)	(3.07)
Net asset value, end of period	15.57	18.63	16.96	14.63	14.66
Total Return (%)	(.59)	22.62	27.04	9.39	(3.82)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.86	.87	.87	.85
Ratio of net expenses to average net assets	.86	.86	.87	.87	.85
Ratio of net investment income to average net assets	.66	.53	.72	.83	.73
Portfolio Turnover Rate	78.12	45.29	62.39	48.25	74.72
Net Assets, end of period ($ x 1,000)	430,597	577,906	485,040	434,171	561,399

a Based on average shares outstanding.

See notes to financial statements.

114

	Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.43	16.81	14.51	14.55	18.20
Investment Operations:
Investment income—net [a]	.07	.05	.07	.08	.08
Net realized and unrealized gain (loss) on investments	(.53)	3.46	3.53	1.19	(.69)
Total from Investment Operations	(.46)	3.51	3.60	1.27	(.61)
Distributions:
Dividends from investment income—net	(.09)	(.03)	(.15)	(.07)	(.07)
Dividends from net realized gain on investments	(2.51)	(1.86)	(1.15)	(1.24)	(2.97)
Total Distributions	(2.60)	(1.89)	(1.30)	(1.31)	(3.04)
Net asset value, end of period	15.37	18.43	16.81	14.51	14.55
Total Return (%)	(.81)	22.24	26.75	9.13	(4.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.12	1.12	1.11
Ratio of net expenses to average net assets	1.11	1.11	1.12	1.12	1.11
Ratio of net investment income to average net assets	.42	.32	.49	.59	.47
Portfolio Turnover Rate	78.12	45.29	62.39	48.25	74.72
Net Assets, end of period ($ x 1,000)	7,153	11,658	5,947	4,206	8,593

a Based on average shares outstanding.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.86	14.49	12.44	12.72	16.98
Investment Operations:
Investment income (loss)—net [a]	.01	(.01)	.01	.01	(.01)
Net realized and unrealized gain (loss) on investments	(1.74)	3.86	2.09	.50	.10
Total from Investment Operations	(1.73)	3.85	2.10	.51	.09
Distributions:
Dividends from investment income—net	-	(.00)[b]	(.01)	(.04)	-
Dividends from net realized gain on investments	(2.27)	(1.48)	(.04)	(.75)	(4.35)
Total Distributions	(2.27)	(1.48)	(.05)	(.79)	(4.35)
Net asset value, end of period	12.86	16.86	14.49	12.44	12.72
Total Return (%)	(9.13)	28.25	16.94	4.35	1.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.93	.94	.95	.94
Ratio of net expenses to average net assets	.94	.93	.94	.95	.94
Ratio of net investment income (loss) to average net assets	.08	(.05)	.10	.10	(.08)
Portfolio Turnover Rate	68.52	61.78	79.45	99.45	110.79
Net Assets, end of period ($ x 1,000)	223,000	370,701	327,604	300,557	339,836

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

116

	Investor Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.57	14.30	12.31	12.59	16.88
Investment Operations:
Investment (loss)—net [a]	(.02)	(.05)	(.02)	(.01)	(.04)
Net realized and unrealized gain (loss) on investments	(1.71)	3.80	2.05	.48	.10
Total from Investment Operations	(1.73)	3.75	2.03	.47	.06
Distributions:
Dividends from net realized gain on investments	(2.27)	(1.48)	(.04)	(.75)	(4.35)
Net asset value, end of period	12.57	16.57	14.30	12.31	12.59
Total Return (%)	(9.31)	27.87	16.55	4.08	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.18	1.19	1.20	1.19
Ratio of net expenses to average net assets	1.19	1.18	1.19	1.20	1.19
Ratio of net investment (loss) to average net assets	(.17)	(.30)	(.17)	(.11)	(.32)
Portfolio Turnover Rate	68.52	61.78	79.45	99.45	110.79
Net Assets, end of period ($ x 1,000)	2,064	4,258	3,227	1,697	1,536

a Based on average shares outstanding.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.45	13.17	11.22	11.55	12.72
Investment Operations:
Investment income—net [a]	.31	.23	.19	.18	.18
Net realized and unrealized gain (loss) on investments	(1.20)	.26	1.98	(.35)	(1.16)
Total from Investment Operations	(.89)	.49	2.17	(.17)	(.98)
Distributions:
Dividends from investment income—net	(.25)	(.21)	(.22)	(.16)	(.19)
Net asset value, end of period	12.31	13.45	13.17	11.22	11.55
Total Return (%)	(6.50)	3.68	19.80	(1.49)	(7.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.02	1.04	1.03	1.03
Ratio of net expenses to average net assets	1.02	1.02	1.04	1.03	1.03
Ratio of net investment income to average net assets	2.47	1.68	1.64	1.59	1.49
Portfolio Turnover Rate	59.03	54.87	81.88	86.83	112.69
Net Assets, end of period ($ x 1,000)	897,080	1,124,632	1,076,444	1,007,752	1,005,637

a Based on average shares outstanding.

See notes to financial statements.

118

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.32	14.02	11.92	12.26	13.50
Investment Operations:
Investment income—net [a]	.29	.22	.20	.15	.15
Net realized and unrealized gain (loss) on investments	(1.27)	.26	2.10	(.37)	(1.22)
Total from Investment Operations	(.98)	.48	2.30	(.22)	(1.07)
Distributions:
Dividends from investment income—net	(.22)	(.18)	(.20)	(.12)	(.17)
Net asset value, end of period	13.12	14.32	14.02	11.92	12.26
Total Return (%)	(6.74)	3.41	19.59	(1.78)	(7.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.27	1.29	1.28	1.28
Ratio of net expenses to average net assets	1.27	1.27	1.29	1.28	1.28
Ratio of net investment income to average net assets	2.20	1.44	1.53	1.25	1.17
Portfolio Turnover Rate	59.03	54.87	81.88	86.83	112.69
Net Assets, end of period ($ x 1,000)	16,755	19,963	18,145	11,553	14,040

a Based on average shares outstanding.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.72	11.23	8.96	7.98	10.98
Investment Operations:
Investment income—net [a]	.14	.11	.08	.09	.09
Net realized and unrealized gain (loss) on investments	(.64)	(.53)	2.26	.96	(2.96)
Total from Investment Operations	(.50)	(.42)	2.34	1.05	(2.87)
Distributions:
Dividends from investment income—net	(.08)	(.09)	(.07)	(.07)	(.13)
Net asset value, end of period	10.14	10.72	11.23	8.96	7.98
Total Return (%)	(4.68)	(3.76)	26.36	13.35	(26.28)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.39	1.40	1.44	1.42
Ratio of net expenses to average net assets	1.39	1.39	1.40	1.44	1.42
Ratio of net investment income to average net assets	1.37	.96	.84	1.10	.98
Portfolio Turnover Rate	90.09	80.86	91.81	103.60	107.27
Net Assets, end of period ($ x 1,000)	819,164	922,117	904,774	693,652	1,108,616

a Based on average shares outstanding.

See notes to financial statements.

120

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.01	11.53	9.20	8.17	11.25
Investment Operations:
Investment income—net [a]	.12	.09	.07	.07	.08
Net realized and unrealized gain (loss) on investments	(.67)	(.54)	2.31	1.00	(3.04)
Total from Investment Operations	(.55)	(.45)	2.38	1.07	(2.96)
Distributions:
Dividends from investment income—net	(.05)	(.07)	(.05)	(.04)	(.12)
Net asset value, end of period	10.41	11.01	11.53	9.20	8.17
Total Return (%)	(4.99)	(3.93)	26.05	13.13	(26.49)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.64	1.65	1.69	1.67
Ratio of net expenses to average net assets	1.64	1.64	1.65	1.69	1.67
Ratio of net investment income to average net assets	1.10	.74	.69	.85	.76
Portfolio Turnover Rate	90.09	80.86	91.81	103.60	107.27
Net Assets, end of period ($ x 1,000)	20,970	20,257	17,970	11,263	17,033

a Based on average shares outstanding.

See notes to financial statements.

121

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.86	14.20	12.35	11.92	14.82
Investment Operations:
Investment income—net [a]	.59	.57	.42	.34	.43
Net realized and unrealized gain (loss) on investments	(1.69)	(.32)	1.84	.41	(2.82)
Total from Investment Operations	(1.10)	.25	2.26	.75	(2.39)
Distributions:
Dividends from investment income—net	(.56)	(.59)	(.41)	(.32)	(.51)
Net asset value, end of period	12.20	13.86	14.20	12.35	11.92
Total Return (%)	(7.98)	1.63	18.72	6.51	(16.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.08	1.09	1.09	1.07
Ratio of net expenses to average net assets	1.07	1.08	1.09	1.09	1.07
Ratio of net investment income to average net assets	4.53	3.92	3.27	2.85	3.25
Portfolio Turnover Rate	45.49	54.20	46.42	78.17	88.45
Net Assets, end of period ($ x 1,000)	282,061	360,816	367,829	282,609	283,099

a Based on average shares outstanding.

See notes to financial statements.

122

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.00	14.36	12.47	11.97	14.89
Investment Operations:
Investment income—net [a]	.53	.54	.62	.23	.39
Net realized and unrealized gain (loss) on investments	(1.67)	(.34)	1.57	.52	(2.83)
Total from Investment Operations	(1.14)	.20	2.19	.75	(2.44)
Distributions:
Dividends from investment income—net	(.51)	(.56)	(.30)	(.25)	(.48)
Net asset value, end of period	12.35	14.00	14.36	12.47	11.97
Total Return (%)	(8.21)	1.27	17.87	6.40	(16.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.33	1.37	1.34	1.33
Ratio of net expenses to average net assets	1.32	1.33	1.37	1.34	1.33
Ratio of net investment income to average net assets	4.09	3.78	4.13	1.92	2.84
Portfolio Turnover Rate	45.49	54.20	46.42	78.17	88.45
Net Assets, end of period ($ x 1,000)	2,318	1,627	2,135	765	2,924

a Based on average shares outstanding.

See notes to financial statements.

123

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.16	12.30	11.30	11.51	12.57
Investment Operations:
Investment income—net [a]	.19	.17	.18	.17	.18
Net realized and unrealized gain (loss) on investments	(.33)	1.26	1.12	.39	(.46)
Total from Investment Operations	(.14)	1.43	1.30	.56	(.28)
Distributions:
Dividends from investment income—net	(.26)	(.21)	(.20)	(.19)	(.32)
Dividends from net realized gain on investments	(.49)	(.36)	(.10)	(.58)	(.46)
Total Distributions	(.75)	(.57)	(.30)	(.77)	(.78)
Net asset value, end of period	12.27	13.16	12.30	11.30	11.51
Total Return (%)	(.44)	11.86	11.73	5.08	(2.39)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.39	.38	.38	.37	.35
Ratio of net expenses to average net assets [b]	.31	.29	.30	.27	.26
Ratio of net investment income to average net assets [b]	1.55	1.33	1.51	1.52	1.48
Portfolio Turnover Rate	28.14	20.66	27.34	23.99	30.31
Net Assets, end of period ($ x 1,000)	454,093	489,598	460,142	444,399	467,431

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

124

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.25	12.39	11.38	11.58	12.64
Investment Operations:
Investment income—net [a]	.13	.14	.15	.14	.15
Net realized and unrealized gain (loss) on investments	(.29)	1.26	1.14	.40	(.46)
Total from Investment Operations	(.16)	1.40	1.29	.54	(.31)
Distributions:
Dividends from investment income—net	(.23)	(.18)	(.18)	(.16)	(.29)
Dividends from net realized gain on investments	(.49)	(.36)	(.10)	(.58)	(.46)
Total Distributions	(.72)	(.54)	(.28)	(.74)	(.75)
Net asset value, end of period	12.37	13.25	12.39	11.38	11.58
Total Return (%)	(.63)	11.50	11.49	4.89	(2.62)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.64	.63	.63	.62	.60
Ratio of net expenses to average net assets [b]	.56	.54	.55	.52	.51
Ratio of net investment income to average net assets [b]	1.09	1.06	1.22	1.25	1.25
Portfolio Turnover Rate	28.14	20.66	27.34	23.99	30.31
Net Assets, end of period ($ x 1,000)	7,083	6,959	6,745	5,131	6,393

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

125

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of the fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares.

Effective June 3, 2019, The Dreyfus Corporation, each fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, each fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., each fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.” In addition, effective June 3, 2019, BNY Mellon Investment Adviser, Inc. serves as the funds’ investment adviser directly and not through BNY Mellon Fund Advisers, formerly a division of BNY Mellon Investment Adviser, Inc.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in

126

accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized

127

NOTES TO FINANCIAL STATEMENTS (continued)

within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2019 in valuing each fund’s investments:

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities— Common Stocks	193,907,300	-	-	-	-	-	193,907,300
Investment Companies	2,547,296	-	-	-	-	-	2,547,296
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities— Common Stocks	200,984,929	-	-	-	-	-	200,984,929
Investment Companies	114,680,730	-	-	-	-	-	114,680,730

128

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Income Stock Fund
Equity Securities— Common Stocks	912,550,733	-	-	-	-	-	912,550,733
Equity Securities— Preferred Stocks	9,551,614	-	-	-	-	-	9,551,614
Investment Companies	41,756,799	-	-	-	-	-	41,756,799
Other Financial Instruments:
Options Written	-	(333,665)	-	-	-	-	(333,665)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	2,683,709,179	-	-	-	-	-	2,683,709,179
Exchange-Traded Funds	14,237,077	-	-	-	-	-	14,237,077
Investment Companies	46,615,123	-	-	-	-	-	46,615,123
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities— Common Stocks	414,320,694	-	-	-	-	-	414,320,694
Exchange-Traded Funds	2,961,084	-	-	-	-	-	2,961,084
Investment Companies	29,906,335	-	-	-	-	-	29,906,335
Warrants	37,757	-	-	-	-	-	37,757
BNY Mellon Focused Equity Opportunities Fund
Equity Securities— Common Stocks	436,307,752	-	-	-	-	-	436,307,752
Investment Companies	1,189,303	-	-	-	-	-	1,189,303
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	220,407,414	-	-	-	-	-	220,407,414
Exchange-Traded Funds	1,978,277	-	-	-	-	-	1,978,277
Investment Companies	10,111,362	-	-	-	-	-	10,111,362
BNY Mellon International Fund
Equity Securities— Common Stocks	903,854,245	-	-	-	-	-	903,854,245
Investment Companies	10,562,368	-	-	-	-	-	10,562,368

129

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Emerging Markets Fund
Equity Securities— Common Stocks	802,261,338	-	-	-	-	-	802,261,338
Equity Securities— Preferred Stocks	23,769,570	-	-	-	-	-	23,769,570
Investment Companies	4,669,294	-	-	-	-	-	4,669,294
BNY Mellon International Equity Income Fund
Equity Securities— Common Stocks	276,787,439	-	-	-	-	-	276,787,439
Equity Securities— Preferred Stocks	2,549,333	-	-	-	-	-	2,549,333
Investment Companies	2,540,205	-	-	-	-	-	2,540,205
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	1,166,287	-	-	-	1,166,287
Corporate Bonds	-	-	27,541,929	-	-	-	27,541,929
Equity Securities— Common Stocks	97,451,503	-	-	-	-	-	97,451,503
Foreign Government	-	-	456,424	-	-	-	456,424
Investment Companies	293,577,225	-	-	-	-	-	293,577,225
Municipal Securities	-	-	4,630,451	-	-	-	4,630,451
U.S. Government Agencies Mortgage-Backed	-	-	20,698,818	-	-	-	20,698,818
U.S. Treasury Securities	-	-	15,589,729	-	-	-	15,589,729

† See Statement of Investments for additional detailed categorizations, if any.

130

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2019.

Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$ 1,706
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2,708
BNY Mellon Income Stock Fund	10,886
BNY Mellon Mid Cap Multi-Strategy Fund	74,116
BNY Mellon Small Cap Multi-Strategy Fund	40,473
BNY Mellon Focused Equity Opportunities Fund	5,065
BNY Mellon Small/Mid Cap Multi-Strategy Fund	11,002
BNY Mellon International Fund	1,175
BNY Mellon Emerging Markets Fund	6,459
BNY Mellon International Equity Income Fund	26,496
BNY Mellon Asset Allocation Fund	487

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders,

131

NOTES TO FINANCIAL STATEMENTS (continued)

by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2019, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2019, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Accumulated Capital (Losses) ($)	Undistributed Capital Gains ($)	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Large Cap Stock Fund	200,390	-	18,452,541	46,126,202
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,583,853	-	19,870,386	116,713,262
BNY Mellon Income Stock Fund	-	-	57,806,366	129,979,144
BNY Mellon Mid Cap Multi-Strategy Fund	-	-	74,490,795	877,997,845
BNY Mellon Small Cap Multi-Strategy Fund	332,894	-	13,013,203	52,294,177
BNY Mellon Focused Equity Opportunities Fund	2,198,884	-	19,822,900	106,111,267
BNY Mellon Small/Mid Cap Multi-Strategy Fund	-	-	5,992,829	39,111,703
BNY Mellon International Fund	24,169,851	(73,404,310)	-	(12,202,023)
BNY Mellon Emerging Markets Fund	10,538,682	(425,039,732)	-	129,415,776
BNY Mellon International Equity Income Fund	4,958,722	(32,081,753)	-	(17,290,157)
BNY Mellon Asset Allocation Fund	470,836	-	23,651,589	58,494,469

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2019.

Table 4—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)††
			Total ($)

BNY Mellon International Fund	29,416,216	43,988,094	73,404,310
BNY Mellon Emerging Markets Fund	239,537,644	185,502,088	425,039,732
BNY Mellon International Equity Income Fund	24,323,396	7,758,357	32,081,753

† Short-term capital losses which can be carried forward for an unlimited period.

†† Long-term capital losses which can be carried forward for an unlimited period.

132

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2019 and August 31, 2018.

(h) New Accounting Pronouncements: Effective June 1, 2019, the funds adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the funds adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the funds for the period ended August 31, 2019.

Table 5— Tax Character of Distributions Paid
	2019		2018
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	4,951,217	31,343,182	4,171,417	32,834,686
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	4,767,656	34,736,206	6,036,550	28,868,361
BNY Mellon Income Stock Fund	37,468,299	80,349,093	52,191,705	60,418,871
BNY Mellon Mid Cap Multi-Strategy Fund	49,686,294	156,443,917	15,027,980	124,384,093
BNY Mellon Small Cap Multi-Strategy Fund	11,972,106	59,746,672	8,631,843	37,617,353
BNY Mellon Focused Equity Opportunities Fund	5,947,602	72,140,185	7,661,930	47,893,593
BNY Mellon Small/Mid Cap Multi-Strategy Fund	11,347,051	36,505,697	8,274,304	24,762,761
BNY Mellon International Fund	20,131,195	-	17,186,951	-
BNY Mellon Emerging Markets Fund	6,295,437	-	7,842,876	-
BNY Mellon International Equity Income Fund	13,755,206	-	15,234,395	-
BNY Mellon Asset Allocation Fund	10,412,267	18,731,649	8,019,496	13,277,207

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $200 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2019, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Large Cap Stock Fund was approximately $55,300, with a related weighted average annualized interest rate of 3.29%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Income Stock Fund was approximately $43,840, with a related weighted average annualized interest rate of 3.35%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Mid Cap Multi-Strategy Fund was approximately $174,250, with a related weighted average annualized interest rate of 3.36%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Small Cap Multi-Strategy Fund was approximately $32,050, with a related weighted average annualized interest rate of 2.77%.

133

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Focused Equity Opportunities Fund was approximately $447,950, with a related weighted average annualized interest rate of 3.32%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Small/Mid Cap Multi-Strategy Fund was approximately $492,330, with a related weighted average annualized interest rate of 3.38%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon International Fund was approximately $188,770, with a related weighted average annualized interest rate of 3.37%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Emerging Markets Fund was approximately $393,150, with a related weighted average annualized interest rate of 3.22%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon International Equity Income Fund was approximately $113,420, with a related weighted average annualized interest rate of 3.25%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 for BNY Mellon Asset Allocation Fund was approximately $13,150, with a related weighted average annualized interest rate of 3.39%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2018 through June 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. During the period ended August 31, 2019, there were no reduction in expenses, pursuant to the undertaking.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2018 through December 31, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $373,668 during the period ended August 31, 2019.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and Walter Scott, the Adviser pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

134

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2019, the Distributor retained $148 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares and $11 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2019, Class C shares were charged $9,945 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2019, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 7—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$ 19,594
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	15,088
BNY Mellon Income Stock Fund
Investor Shares	71,499
Class A	6,797
Class C	3,315
BNY Mellon Mid Cap Multi-Strategy Fund	297,864
BNY Mellon Small Cap Multi-Strategy Fund	51,734
BNY Mellon Focused Equity Opportunities Fund	20,104
BNY Mellon Small/Mid Cap Multi-Strategy Fund	6,828
BNY Mellon International Fund	47,072
BNY Mellon Emerging Markets Fund	48,057
BNY Mellon International Equity Income Fund	3,966
BNY Mellon Asset Allocation Fund	16,514

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the funds had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the funds will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer

135

NOTES TO FINANCIAL STATEMENTS (continued)

agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to the fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust except for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares transfer agent fees. During the period ended August 31, 2019, .BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares was charged $290 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2019 pursuant to the custody agreement. These fees were partially offset by earnings credits, also summarized in Table 8.

Table 8—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	10,982	-
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	4,751	(7)
BNY Mellon Income Stock Fund	17,343	-
BNY Mellon Mid Cap Multi-Strategy Fund	79,140	(727)
BNY Mellon Small Cap Multi-Strategy Fund	44,530	-
BNY Mellon Focused Equity Opportunities Fund	9,801	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	27,411	-
BNY Mellon International Fund	169,954	-
BNY Mellon Emerging Markets Fund	700,105	-
BNY Mellon International Equity Income Fund	159,861	-
BNY Mellon Asset Allocation Fund	9,803	-

Table 9 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2019.

Table 9—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$11,539
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	16,154
BNY Mellon Income Stock Fund	11,539
BNY Mellon Mid Cap Multi-Strategy Fund	18,462
BNY Mellon Small Cap Multi-Strategy Fund	11,539
BNY Mellon Focused Equity Opportunities Fund	11,539
BNY Mellon Small/Mid Cap Multi-Strategy Fund	11,539
BNY Mellon International Fund	11,539
BNY Mellon Emerging Markets Fund	11,539
BNY Mellon International Equity Income Fund	11,539
BNY Mellon Asset Allocation Fund	13,847

Table 10 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and options transactions, during the period ended August 31, 2019.

136

Table 10—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Large Cap Stock Fund	108,245	20,377	-	1,442	3,368	2,252
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	135,672	21,289	-	1,430	1,291	3,153
BNY Mellon Income Stock Fund	534,398	102,034	732	5,655	7,488	2,252
BNY Mellon Mid Cap Multi-Strategy Fund	1,728,285	281,963	-	24,678	23,706	3,603
BNY Mellon Small Cap Multi-Strategy Fund	304,556	44,894	-	3,972	12,735	2,252
BNY Mellon Focused Equity Opportunities Fund	257,462	45,004	-	1,485	2,675	2,252
BNY Mellon Small/Mid Cap Multi-Strategy Fund	142,982	23,327	-	454	8,896	2,252
BNY Mellon International Fund	660,683	95,107	-	3,695	47,882	2,252
BNY Mellon Emerging Markets Fund	813,870	87,672	-	4,453	236,337	2,252
BNY Mellon International Equity Income Fund	208,372	30,497	-	500	54,329	2,252
BNY Mellon Asset Allocation Fund	154,996	17,350	-	1,490	4,108	2,702

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	118,858,777	191,868,299
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	81,538,319	107,891,102
BNY Mellon Income Stock Fund	594,072,260	783,225,745
BNY Mellon Mid Cap Multi-Strategy Fund	1,267,607,550	1,853,607,480
BNY Mellon Small Cap Multi-Strategy Fund	338,851,059	458,721,262
BNY Mellon Focused Equity Opportunities Fund	364,305,416	487,457,991
BNY Mellon Small/Mid Cap Multi-Strategy Fund	185,518,304	290,624,986
BNY Mellon International Fund	574,221,216	693,521,679
BNY Mellon Emerging Markets Fund	777,299,998	822,198,909
BNY Mellon International Equity Income Fund	142,981,357	178,832,022
BNY Mellon Asset Allocation Fund	129,388,057	137,433,754

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2019 is discussed below.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs

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NOTES TO FINANCIAL STATEMENTS (continued)

a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at August 31, 2019 are set forth in the Statement of Option Written.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At August 31, 2019, there were no forward contracts outstanding for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund.

Table 12 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2019.

Table 12—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	730,050
BNY Mellon International Fund Forward contracts	1,259,835
BNY Mellon Emerging Markets Fund Forward contracts	502,279
BNY Mellon International Equity Income Fund Forward contracts	309,871

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Table 13 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2019.

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	150,328,394	53,253,399	7,127,197	46,126,202
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	198,952,397	117,747,329	1,034,067	116,713,262
BNY Mellon Income Stock Fund	834,221,643	170,475,370	40,496,226	129,979,144
BNY Mellon Mid Cap Multi-Strategy Fund	1,866,563,534	960,286,538	82,288,693	877,997,845
BNY Mellon Small Cap Multi-Strategy Fund	394,931,693	97,073,569	44,779,392	52,294,177
BNY Mellon Focused Equity Opportunities Fund	331,385,788	109,721,568	3,610,301	106,111,267
BNY Mellon Small/Mid Cap Multi-Strategy Fund	193,385,350	57,301,309	18,189,606	39,111,703
BNY Mellon International Fund	926,512,868	68,910,111	81,006,366	(12,096,255)
BNY Mellon Emerging Markets Fund	701,185,215	173,123,002	43,608,015	129,514,987
BNY Mellon International Equity Income Fund	299,115,880	22,594,957	39,833,860	(17,238,903)
BNY Mellon Asset Allocation Fund	402,617,897	64,937,956	6,443,487	58,494,469

139

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, investments in affiliated issuers, and the statement of options written, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2019

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IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 99.52% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $4,761,946 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.8241 per share as a capital gain dividend paid on December 11, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0618 as a short-term capital gain dividend paid on December 11, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 74.38% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,946,778 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.8128 per share as a capital gain dividend paid on December 18, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0165 as a short-term capital gain dividend paid on December 18, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 97.81% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $30,903,446 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6491 per share as a capital gain dividend paid on December 11, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1077 as a short-term capital gain dividend paid on December 11, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 77.37% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $30,472,002 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.9354 per share as a capital gain dividend paid on December 19, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2502 as a short-term capital gain dividend paid on December 19, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 26.33% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum

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IMPORTANT TAX INFORMATION (Unaudited) (continued)

amount allowable but not less than $4,949 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.4139 per share as a capital gain dividend paid on December 17, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.4837 as a short-term capital gain dividend paid on December 17, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

Mellon Focused Equity Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,947,602 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.4285 per share as a capital gain dividend paid on December 12, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0773 as a short-term capital gain dividend paid on December 12, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 19.73% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $838,653 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.6899 per share as a capital gain dividend paid on December 12, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.5783 as a short-term capital gain dividend paid on December 12, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $36,540,467 as income sourced from foreign countries for the fiscal year ended August 31, 2019 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,784,529 as taxes paid from foreign countries for the fiscal year ended August 31, 2019 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. Also, the fund reports the maximum amount allowable, but not less than $20,131,195 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $26,590,795 as income sourced from foreign countries for the fiscal year ended August 31, 2019 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $3,308,084 as taxes paid from foreign countries for the fiscal year ended August 31, 2019 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. Also, the fund reports the maximum amount allowable, but not less than $6,295,437 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified

142

dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $19,945,733 as income sourced from foreign countries for the fiscal year ended August 31, 2019 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,051,432 as taxes paid from foreign countries for the fiscal year ended August 31, 2019 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. Also, the fund reports the maximum amount allowable, but not less than $13,755,206 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 19.99% of ordinary income dividends paid during the fiscal year ended August 31, 2019 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1,982,799 as ordinary income dividends paid during the fiscal year ended August 31, 2019 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.4797 per share as a capital gain dividend paid on December 31, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0088 as a short-term capital gain dividend paid on December 31, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 18-19, 2019, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”), (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of each fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management LLC (“GCM”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy (Walter Scott, Boston Partners and GCM, collectively, the “Subadvisers”). The Agreement and each Sub-Investment Advisory Agreement are collectively referred to as the “Agreements”. The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”). At the Adviser’s request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Asset Allocation Fund and BNY Mellon Large Cap Market Opportunities Fund (each, a “Fund of Funds”) which included information comparing (1) each fund’s performance with the performance of a group of comparable funds of funds from various Lipper categories (the “Funds of Funds Performance Group”) and with a broader group of funds (the “Fund of Funds Performance Universe), all for various periods ended December 31, 2018, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds of funds (the “Funds of Funds Expense Group”) and with a broader group of funds of funds (the “Funds of Funds Expense Universe”). The information for each comparison was derived in part from fund financial statements available to Broadridge as of the date of its analysis. With respect to each Fund of Funds, it was noted that the Funds of Funds Performance Universe was the same as or similar to each fund’s respective Performance Universe, and so a separate

144

comparison of the performance of each Fund of Funds to its Funds of Funds Performance Universe was not discussed. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe, and representatives of the Adviser informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Fund of Funds Performance Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe. The Board discussed the results of the comparisons with representatives of the Adviser, its affiliates and/or the Subadviser(s), as applicable.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds.

The Board considered the fee to each Subadviser in relation to the fee paid to the Adviser by the relevant funds and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that each Subadviser’s fee is paid by the Adviser (out of its fee from the relevant fund) and not the fund.

BNY Mellon Large Cap Market Opportunities Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians, and above the Funds of Funds Performance Group median (highest in the Funds of Funds Performance Group for the four- and five-year periods) for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group and Funds of Funds Expense Group medians, the fund’s actual management fee was below the Expense Group and Expense Universe medians and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were above the Expense Group, Expense Universe and Funds of Funds Expense Universe medians and below the Funds of Funds Expense Group median. The Board considered that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds (the “Acquired Fund Expenses”) were included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

It was noted that the Board also considered, and approved, the liquidation of the fund, effective on or about April 30, 2019.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians all periods (ranking first in the Performance Group for the one-year period). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the ten-year period when the fund’s performance was at the Performance Group median and below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the two-year period). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Income Stock Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for the three-, four-, five- and ten-year periods and at or below the Performance Group and Performance Universe medians for the one- and two-year periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and slightly above the Expense Universe median.

Representatives of the Adviser stated that the investment adviser has contractually agreed, until June 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of Class A, C, I or Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for the three-year period) except the one-year period where the total performance was below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Asset Allocation Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods except the two-year period where the fund’s performance was above the Performance Group and Performance Universe medians. They also considered that the fund’s total return performance was at or above the Funds of Funds Performance Group median for all periods except for the ten-year period when the fund’s performance was below the Funds of Funds Performance Group median. The

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Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and above the Funds of Funds Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and above the Funds of Funds Expense Group and Funds of Funds Expense Universe medians and the fund’s total expenses were at the Expense Group median and above the Funds of Funds Expense Group median, and slightly above the Expense Universe median and below the Funds of Funds Expense Universe median. The Board considered that the fund invests a portion of its assets in Acquired Funds and that the fund’s pro rata share of the Acquired Fund Expenses was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses.

Representatives of the Adviser stated that the investment adviser has contractually agreed, until December 31, 2019, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual operating expenses of neither share class (including indirect fees and expenses of the underlying funds, but excluding fund shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.87% of the fund’s average daily net assets.

BNY Mellon International Appreciation Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the two- and ten-year periods when the fund’s performance was below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

It was noted that the Board also considered, and approved, the liquidation of the fund, effective on or about April 30, 2019.

BNY Mellon International Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods, except for the two-year period when the fund’s performance was slightly above the Performance Group and Performance Universe medians and the four-year period, when the fund’s total return performance was above the Performance Group median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Emerging Markets Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the two-year period when the fund’s performance was above the Performance Universe median and the three-year period when the fund’s performance was above the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Large Cap Stock Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the five-year period when the fund’s performance was above the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon International Equity Income Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, except the one- and two-year periods where the fund’s performance was below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

As applicable to each fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, the Subadviser(s) or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser to each fund. The Board also considered the expense limitation arrangement for BNY Mellon Asset Allocation Fund and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser(s), as applicable, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the relevant fund, pays each Subadviser pursuant to its corresponding Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among the funds in the BNY Mellon fund complex, the extent of economies of scale could

148

depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadvisers from acting as investment adviser and sub-investment advisers, respectively, and took into consideration the soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund, by Walter Scott to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Large Cap Market Opportunities Fund and by Boston Partners and GCM to BNY Mellon Mid Cap Multi-Strategy Fund are adequate and appropriate.

• With respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid-Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund, the Board was satisfied with the fund’s performance.

• With respect to BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund, the Board generally was satisfied with the fund’s overall performance.

• With respect to BNY Mellon Income Stock Fund and BNY Mellon Focused Equity Opportunities Fund, the Board was generally satisfied with each fund’s long-term performance.

• With respect to BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Stock Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Fund, while the Board was concerned with the fund’s performance, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to the Adviser and the Subadviser(s), as applicable, continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the fees charged by the Adviser under the Agreement with respect BNY Mellon Asset Allocation Fund and BNY Mellon Large Cap Market Opportunities Fund were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which those funds invested.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and the Subadvisers and the services provided to each fund by the Adviser and, as applicable, the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreements, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreements for the funds, or substantially similar agreements for other funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements, or substantially similar arrangements, in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (76)
Board Member, Chairman of the Board (2000)
Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (71)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Retired since 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present) and Chair of Audit Committee (August 2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (83)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (82)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (63)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Consultant since 2005

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (75)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (71)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Owner of The Boston Herald since February 1994, President and Publisher (from 1994 to 2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media from 2001 to 2018

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (78)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired since April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (73)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 55 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation	MFTAR0819-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2019

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 16, 2019

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through August 31, 2019, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Bond Fund’s Class M shares produced a total return of 9.89%, and Investor shares produced a total return of 9.60%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 10.17% for the same period.2

Bonds produced positive total returns over the reporting period, amid pockets of interest-rate volatility early in the period and concerns over slowing economic growth. The fund produced lower returns than the Index, primarily due to short duration positioning within mortgage-backed securities, local authorities and industrial companies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee meeting, spreads narrowed, and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of the latter half of the period, rates generally fell, and the Treasury yield curve flattened.

Duration Positioning Drives Results

Short duration positioning within the portfolio was the largest detractor during the period. The negative effect was particularly prevalent within mortgage-backed securities and debt issued by local authorities. Transportation, energy, financial and consumer cyclical bond performance also faced a headwind due to short duration positioning. In addition, an allocation to treasury inflation-protected securities (TIPS) also weighed on results, as the asset class trailed much of the broader fixed-income market for the period on softening growth and inflation expectations. From a credit-rating perspective, investments in A rated bonds also hurt returns during the period, largely due to short duration positioning.

Conversely, the fund’s overweight to BBB rated debt and underweight to AAA rated debt was beneficial during the period, as was issue selection within both of these categories. Long duration positioning within nominal Treasuries was helpful, as were underweights to and issue selections within the industrials and financials sectors.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to potentially help mitigate the impact of interest-rate changes on relative performance. In aiming for this this goal, we have been reducing our exposure to bonds with zero-to-three-year maturity profiles and 20+ year maturity profiles.

September 16, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3  The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2018 through August 31, 2019, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 6.09%, and Investor shares produced a total return of 5.88%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of 8.12% for the same period.2

Intermediate-term bonds produced positive total returns over the reporting period amid pockets of interest-rate volatility early in the period and concerns over slowing economic growth. The fund produced lower returns than the Index, primarily due to short duration positioning within Treasuries.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management’s predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee meeting, spreads narrowed, and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of the latter half of the period, rates generally fell, and the Treasury yield curve flattened.

Treasury Performance Dampens Relative Results

Duration positioning within Treasuries was a primary driver of relative underperformance. Short duration positioning within nominal Treasuries was a leading detractor from results. An allocation to treasury inflation-protected securities (TIPS) also provided a headwind as the asset class trailed much of the broader fixed-income market for the period on softening growth and inflation expectations. Positioning within corporate debt detracted modestly, driven by short duration positions within the industrials and consumer cyclical and technology sectors. From a credit-rating perspective, AAA and A rated debt detracted from results, mainly due to short duration positioning.

Conversely, BBB rated credit contributed to relative results, due primarily to a relative overweight and successful issue selection. Debt issued by real estate investment trusts (REITs), utilities and supranational government-related organizations was also modestly additive.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to migrate duration positioning closer toward neutral to help mitigate the impact of interest-rate changes on relative performance. In aiming for this goal, we have been reducing our exposure to bonds with zero-to-three-year maturity profiles and adding 7–10-year maturity profiles.

September 16, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based, flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3  The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2018 through August 31, 2019, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 10.81%, and Investor shares produced a total return of 10.50%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of 9.27%, and the Bloomberg Barclays U.S. Credit Index, the fund’s secondary benchmark, produced a total return of 12.99% for the same period.2,3

Investment-grade, corporate-backed bonds produced positive total returns over the reporting period amid pockets of interest-rate volatility early in the period and concerns over slowing economic growth. The fund produced higher returns than the Index, primarily due to duration positioning and allocation decisions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee meeting, spreads narrowed, and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of the latter half of the period, rates generally fell, and the Treasury yield curve flattened.

Duration Positioning and Allocation Decisions Drive Results

Duration positioning was the main contributor to relative performance during the 12 months. Long duration positioning relative to the Index helped bolster performance in an environment where rates fell during most of 2019. In addition, investment in BBB rated credit was also highly beneficial, with a relative overweight and long duration positioning helping portfolio results. From a sector perspective, positioning among consumer, non-cyclical and technology companies was additive, as were a mild overweight and long duration positioning within financial companies.

Conversely, issue selection detracted from returns, particularly debt issued by local authorities and financial companies. An allocation towards sovereign debt also detracted marginally. From the perspective of yield curve positioning, allocations to debt maturing in 2018 weighed on results, as did issue selection and duration positioning among credits maturing in 2022.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is appropriate to maintain slightly longer duration positioning relative to the fund’s conservative primary benchmark.

September 16, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3  Source: Lipper Inc. – The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

6

For the period from September 1, 2018 through August 31, 2019, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 3.61%, and Investor shares produced a total return of 3.31%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 4.41% for the same period.2

Short-term U.S. government securities produced positive total returns over the reporting period, amid pockets of interest-rate volatility early in the period and concerns over slowing economic growth. The fund underperformed its benchmark mainly due to short duration positioning within government-related agency debt.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

Typically in choosing securities, the portfolio managers first examine U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio managers then seek to identify potentially profitable sectors before they are widely perceived by the market, and seek underpriced or mispriced securities that appear likely to perform well over time.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage and continued global political uncertainty, unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee meeting, spreads narrowed and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of the latter half of the period, rates generally fell, and the Treasury yield curve flattened.

Government-Related Agency Debt Weighed on Fund Results

The fund’s performance compared to the Index was constrained over the reporting period by its holdings of government-related agency debt. Short duration positioning within this market sector provided the main headwind. In addition, positioning with CMO and commercial mortgage-backed securities (CMBS) also detracted from relative performance. Investments in AAA and AA rated instruments also dampened relative results.

Conversely, positioning within mortgage-backed securities was beneficial. In general, these securities suffered during the first several months of the period, but rallied when the market rebounded in January 2019. Issue selection within Treasuries also bolstered returns.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to potentially help mitigate the impact of interest-rate changes on relative performance. We aim for the fund’s gains to come from yield.

September 16, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	9.89%	3.19%	3.64%
Investor shares	9.60%	2.93%	3.37%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17%	3.35%	3.91%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	6.09%	2.07%	2.49%
Investor shares	5.88%	1.81%	2.24%
Bloomberg Barclays U.S. Intermediate Government/Credit Index	8.12%	2.65%	3.17%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Year	From Inception
Class M shares	3/2/12	10.81%	4.28%	4.39%
Investor shares	3/2/12	10.50%	4.04%	4.15%
Bloomberg Barclays U.S. Intermediate Credit Index	2/29/12	9.27%	3.35%	3.46%††
Bloomberg Barclays U.S. Credit Index	2/29/12	12.99%	4.38%	4.42%††

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (fund’s inception date) to a hypothetical investment of $10,000 made in each of the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††  For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	3.61%	0.91%	0.72%
Investor shares	3.31%	0.65%	0.45%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index	4.41%	1.35%	1.24%

†  Source: Lipper Inc.

The above graph compares a hypothetical 10,000 investment made in each of the Class M and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.88	$4.19
Ending value (after expenses)	$1,079.70	$1,078.40
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.89	$4.17
Ending value (after expenses)	$1,044.50	$1,043.10
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.95	$4.26
Ending value (after expenses)	$1,086.90	$1,085.30
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.81	$4.08
Ending value (after expenses)	$1,025.40	$1,023.10
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

13

STATEMENT OF INVESTMENTS

August 31, 2019

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0%
Aerospace & Defense - .4%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	5,255,000		5,443,511
Airlines - 1.4%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,933,093		5,152,369
Delta Air Lines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,461,355
United Airlines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	4.15	8/25/2031	6,400,000		7,196,978
				16,810,702
Automobiles & Components - .4%
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/2020	5,145,000		5,151,240
Banks - 7.2%
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	2,600,000	[a]	2,715,704
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	9,170,000		9,797,547
Citigroup, Sub. Notes	4.45	9/29/2027	9,255,000		10,193,771
Citizens Financial Group, Sub. Notes	4.15	9/28/2022	5,000,000	[a]	5,221,016
Credit Suisse Group, Sr. Unscd. Notes	4.21	6/12/2024	5,500,000	[a]	5,827,112
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	7,270,000		7,538,360
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,115,000	[a]	3,761,752
Morgan Stanley, Sub. Notes	4.88	11/1/2022	10,000,000		10,761,253
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[a]	4,572,559
Royal Bank of Scotland Group, Sr. Unscd. Notes	5.08	1/27/2030	5,345,000		5,995,048
Societe Generale, Sub. Notes	4.75	11/24/2025	3,545,000	[a]	3,815,221
Standard Chartered, Sr. Unscd. Notes	3.79	5/21/2025	3,680,000	[a]	3,804,604
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	8,270,000		11,345,153
Wells Fargo & Co., Sr. Unscd. Notes	2.63	7/22/2022	3,530,000		3,591,344
				88,940,444
Beverage Products - .6%
Anheuser-Busch, Gtd. Notes	4.90	2/1/2046	5,935,000		7,102,356
Chemicals - .5%
Dupont De Nemours, Sr. Unscd. Notes	4.49	11/15/2025	5,460,000		6,066,875
Commercial & Professional Services - 1.1%
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	5,350,000		6,615,731
Total System Services, Sr. Unscd. Notes	4.80	4/1/2026	5,765,000		6,496,589
				13,112,320
Commercial Mortgage Pass-Through Ctfs. - 1.5%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	4,187,153		4,307,114
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	4,835,000		5,026,972
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	9,045,000		9,357,275
				18,691,361
Diversified Financials - 1.0%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	6,600,000		6,810,513
Intercontinental Exchange, Gtd. Notes	2.75	12/1/2020	6,035,000		6,088,120
				12,898,633
Electronic Components - .5%
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	5,230,000		5,620,093
Energy - 3.9%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,500,000		5,582,308
Concho Resources, Gtd. Notes	4.30	8/15/2028	3,750,000		4,081,138
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	5,050,000		5,789,582
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	4,825,000		5,018,330
Newfield Exploration, Gtd. Notes	5.38	1/1/2026	3,000,000		3,300,852
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/2022	7,625,000		7,767,969
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	3,300,000		3,685,932
Shell International Finance, Gtd. Notes	3.50	11/13/2023	5,269,000		5,609,731
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	3,145,000		3,294,660

14

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.0% (continued)
Energy - 3.9% (continued)
The Williams Companies, Sr. Unscd. Notes	4.30	3/4/2024	3,516,000	3,755,226
				47,885,728
Environmental Control - .3%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,475,000	3,737,670
Financials - .3%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	3,775,000	[a] 4,213,794
Foreign Governmental - .6%
Province of Ontario Canada, Sr. Unscd. Notes	3.05	1/29/2024	7,455,000	7,913,118
Health Care - 2.1%
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	5,090,000	5,184,212
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	4,955,000	6,334,390
Biogen, Sr. Unscd. Notes	2.90	9/15/2020	5,600,000	5,635,201
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	7,180,000	8,064,389
				25,218,192
Industrials - 1.0%
ABB Finance USA, Gtd. Notes	2.88	5/8/2022	7,215,000	7,394,913
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	5,154,000	5,278,037
				12,672,950
Information Technology - 2.4%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	4,895,000	5,188,773
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	5,000,000	5,784,878
Microsoft, Sr. Unscd. Notes	3.75	2/12/2045	7,035,000	8,283,964
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	9,660,000	9,800,060
				29,057,675
Insurance - 1.1%
Brighthouse Financial, Sr. Unscd. Notes	3.70	6/22/2027	3,750,000	[b] 3,705,506
MetLife, Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	4,050,000	4,347,270
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	5,000,000	5,467,400
				13,520,176
Internet Software & Services - 2.0%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	6,655,000	6,780,566
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	5,620,000	5,739,153
eBay, Sr. Unscd. Notes	2.60	7/15/2022	5,295,000	5,360,973
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	6,500,000	[a] 7,065,869
				24,946,561
Media - 1.3%
Comcast, Gtd. Notes	3.60	3/1/2024	9,400,000	10,024,471
The Walt Disney Company, Gtd. Notes	6.15	3/1/2037	4,365,000	[a] 6,247,132
				16,271,603
Municipal Securities - 5.9%
California, GO	3.38	4/1/2025	6,270,000	6,760,816
California Educational Facilities Authority, Revenue Bonds, Refunding (Stanford University) Ser. U2	5.00	10/1/2032	6,125,000	8,608,994
Chicago, GO, Ser. B	7.38	1/1/2033	4,710,000	5,672,536
Commonwealth of Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	4,990,000	6,102,221
Commonwealth of Massachusetts, GO, Ser. E	4.20	12/1/2021	335,000	347,177
New York City, GO (Build America Bonds) Ser. H1	6.25	6/1/2035	5,470,000	5,640,281
New York City Municipal Water Finance Authority, Revenue Bonds	6.28	6/15/2042	8,440,000	8,909,770
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	3.00	7/1/2020	14,000,000	14,127,820
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	3,890,000	3,926,294
University of California, Revenue Bonds, Refunding (Limited Project), Ser. J	4.13	5/15/2045	5,530,000	6,436,699

15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
Municipal Securities - 5.9% (continued)
University of North Carolina at Chapel Hill, Revenue Bonds, Refunding, Ser. C	3.33	12/1/2036	5,650,000		6,348,340
				72,880,948
Real Estate - 2.5%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	4,180,000		4,606,969
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	3,500,000		4,015,276
Brandywine Operating Partnership, Gtd. Notes	3.95	2/15/2023	4,729,000		4,949,785
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/2022	5,595,000		5,796,811
Life Storage, Gtd. Notes	4.00	6/15/2029	2,540,000		2,747,014
Mid-America Apartments, Sr. Unscd. Notes	3.60	6/1/2027	4,725,000	[b]	5,070,243
National Retail Properties, Sr. Unscd. Notes	4.30	10/15/2028	2,625,000		2,951,073
				30,137,171
Semiconductors & Semiconductor Equipment - 1.2%
Intel, Sr. Unscd. Notes	2.70	12/15/2022	4,020,000		4,140,641
KLA, Sr. Unscd. Notes	4.10	3/15/2029	3,775,000		4,188,667
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	5,300,000		5,888,363
				14,217,671
Technology Hardware & Equipment - .5%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	4,895,000		6,023,267
Telecommunication Services - 2.8%
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	7,340,000		8,033,315
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	2,830,000		3,111,912
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	7,850,000		8,598,982
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/2047	10,605,000		14,254,424
				33,998,633
Transportation - 1.9%
Burlington North Santa Fe, Sr. Unscd. Debs.	3.45	9/15/2021	6,415,000		6,586,025
JB Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	5,230,000	[b]	5,633,923
Ryder System, Sr. Unscd. Notes	3.65	3/18/2024	5,190,000		5,498,615
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	5,500,000		5,756,549
				23,475,112
U.S. Government Agencies Mortgage-Backed - 28.0%
Federal Home Loan Mortgage Corp.:
3.00%, 1/1/33-4/1/48			17,612,504	[c]	18,090,050
3.50%, 9/1/47-8/1/49			26,075,175	[c]	26,960,124
4.00%, 4/1/48-7/1/49			15,524,225	[c]	16,152,342
5.00%, 12/1/39-8/1/49			11,582,313	[c]	12,553,835
Federal National Mortgage Association:
2.50%, 10/1/31			10,883,628	[c]	11,046,319
3.00%, 8/1/39-9/1/46			35,904,064	[c]	36,946,718
3.50%, 7/1/34-9/1/49			61,114,392	[c]	63,161,518
4.00%, 9/1/48-7/1/49			40,305,917	[c]	42,051,262
4.50%, 7/1/49-8/1/49			19,684,650	[c]	20,761,351
5.00%, 11/1/43			1,037,313	[c]	1,140,954
Government National Mortgage Association I:
4.00%, 7/15/49			7,060,577		7,400,901
Government National Mortgage Association II:
3.00%, 9/20/47-5/20/49			13,644,567		14,086,235
3.50%, 4/20/46-1/20/48			27,074,590		28,360,591
4.00%, 6/20/49-7/20/49			20,698,879		21,649,168
4.50%, 11/20/48-7/20/49			22,814,580		24,158,256
				344,519,624
U.S. Treasury Securities - 25.1%
U.S. Treasury Bonds	2.25	8/15/2046	10,355,000		10,969,828
U.S. Treasury Bonds	2.88	5/15/2049	10,470,000	[b]	12,618,804

16

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
U.S. Treasury Securities - 25.1% (continued)
U.S. Treasury Bonds	2.88	8/15/2045	7,985,000		9,484,839
U.S. Treasury Bonds	3.00	2/15/2049	7,750,000	[b]	9,549,907
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2049	7,430,743	[d]	8,772,193
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.00	2/15/2046	10,134,656	[d]	11,737,059
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	5,301,850	[d]	5,443,982
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	13,188,265	[d]	13,513,858
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	8,404,361	[d]	8,533,372
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2024	11,323,498	[d]	11,600,342
U.S. Treasury Notes	1.63	8/15/2029	27,480,000	[b]	27,797,201
U.S. Treasury Notes	2.00	11/15/2026	9,040,000	[b]	9,380,236
U.S. Treasury Notes	2.13	7/31/2024	13,000,000		13,440,781
U.S. Treasury Notes	2.25	11/15/2027	750,000		794,810
U.S. Treasury Notes	2.38	5/15/2027	2,865,000		3,055,981
U.S. Treasury Notes	2.50	2/28/2026	19,345,000		20,602,425
U.S. Treasury Notes	2.50	1/31/2024	4,000,000		4,184,609
U.S. Treasury Notes	2.63	12/31/2023	25,900,000		27,208,658
U.S. Treasury Notes	2.63	1/31/2026	12,700,000		13,609,836
U.S. Treasury Notes	2.63	2/15/2029	16,645,000		18,286,743
U.S. Treasury Notes	2.63	2/28/2023	22,295,000		23,202,912
U.S. Treasury Notes	2.88	11/30/2023	20,655,000		21,891,476
U.S. Treasury Notes	2.88	11/30/2025	14,615,000		15,858,417
U.S. Treasury Notes	3.13	11/15/2028	5,620,000		6,401,861
				307,940,130
Utilities - 1.5%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	2,580,000		2,999,504
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	4,685,000		5,213,103
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	4,400,000		4,666,826
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	5,115,000		5,609,794
				18,489,227
Total Bonds and Notes (cost $1,154,895,690)			1,216,956,785
	1-Day Yield (%)		Shares
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,296,454)	2.09		5,296,454	[e]	5,296,454

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,455,166)	2.09	1,455,166	[e] 1,455,166
Total Investments (cost $1,161,647,310)		99.6%	1,223,708,405
Cash and Receivables (Net)		0.4%	5,350,236
Net Assets		100.0%	1,229,058,641

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $47,244,763 or 3.84% of net assets.

b Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $36,656,420 and the value of the collateral was $37,420,636, consisting of cash collateral of $1,455,166 and U.S. Government & Agency securities valued at $35,965,470.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	31.6
Mortgage Securities	29.6
Financial	12.2
Communications	5.6
Industrial	4.6
Technology	4.0
Energy	3.9
Consumer, Non-cyclical	3.7
Consumer, Cyclical	1.8
Utilities	1.5
Investment Companies	.6
Basic Materials	.5
99.6

† Based on net assets.

See notes to financial statements.

18

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9%
Aerospace & Defense - .6%
General Dynamics, Gtd. Notes	3.00	5/11/2021	6,205,000		6,326,080
Airlines - .5%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,411,285		4,607,367
Asset-Backed Ctfs./Auto Receivables - .1%
Drive Auto Receivables Trust, Ser. 2018-1, Cl. C	3.22	3/15/2023	500,000		501,538
Automobiles & Components - 1.6%
American Honda Finance, Sr. Unscd. Notes	1.70	9/9/2021	4,260,000		4,243,356
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	2,000,000	[a]	2,008,529
Paccar Financial, Sr. Unscd. Notes	2.80	3/1/2021	3,730,000		3,779,793
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/2020	5,960,000		5,967,228
				15,998,906
Banks - 12.2%
AIB Group, Sr. Unscd. Notes	4.26	4/10/2025	2,200,000	[a]	2,297,903
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	7,175,000		7,666,019
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	9,000,000		9,437,685
Citigroup, Sub. Bonds	4.40	6/10/2025	10,540,000		11,446,563
Citizens Financial Group, Sub. Notes	4.30	12/3/2025	6,885,000		7,445,453
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/2026	6,785,000		7,109,801
Credit Suisse Group, Sr. Unscd. Notes	3.00	12/14/2023	5,000,000	[a]	5,071,454
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/2021	4,420,000		4,420,147
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	7,895,000		8,186,430
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	2,685,000	[a]	3,242,473
Lloyds Banking Group, Sr. Unscd. Notes	2.91	11/7/2023	5,374,000		5,393,332
Morgan Stanley, Sub. Notes	4.88	11/1/2022	7,610,000		8,189,314
NatWest Markets, Sr. Unscd. Notes	3.63	9/29/2022	3,000,000	[a]	3,070,738
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,510,000		7,267,008
Royal Bank of Scotland Group, Sub. Bonds	6.10	6/10/2023	3,100,000		3,364,147
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/2020	4,615,000		4,623,450
Societe Generale, Sub. Notes	4.75	11/24/2025	3,680,000	[a]	3,960,511
Sumitomo Mitsui Banking, Gtd. Notes	2.51	1/17/2020	4,570,000		4,575,382
The Bank of Nova Scotia, Sr. Unscd. Notes	2.50	1/8/2021	4,855,000		4,893,636
The Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/24/2023	9,000,000		9,147,323
				120,808,769
Beverage Products - .6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	4,955,000		5,795,597
Building Materials - .4%
Vulcan Materials, Sr. Unscd. Notes, 3 Month LIBOR +.60%	3.01	6/15/2020	3,600,000	[b]	3,604,137
Chemicals - .4%
Dupont De Nemours, Sr. Unscd. Notes	4.21	11/15/2023	3,745,000		4,037,203
Collateralized Municipal-Backed Securities - .3%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/2049	2,647,509		2,690,897
Commercial & Professional Services - .9%
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/2020	4,135,000		4,147,695
Total System Services, Sr. Unscd. Notes	4.00	6/1/2023	4,615,000		4,875,176
				9,022,871
Diversified Financials - 1.1%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	4,435,000		4,576,458
Intercontinental Exchange, Gtd. Notes	2.75	12/1/2020	6,195,000		6,249,529
				10,825,987
Electronic Components - .5%
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	4,425,000		4,755,050

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.9% (continued)
Energy - 3.1%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,875,000	5,962,920
Cimarex Energy, Sr. Unscd. Notes	4.38	3/15/2029	3,000,000	3,191,753
Enterprise Products Operating, Gtd. Notes	2.55	10/15/2019	2,195,000	2,194,895
Noble Energy, Sr. Unscd. Notes	3.85	1/15/2028	3,575,000	3,732,194
ONEOK, Gtd. Notes	4.00	7/13/2027	3,400,000	3,579,704
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/2022	6,390,000	6,509,812
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	2,500,000	2,792,373
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	2,760,000	2,891,340
				30,854,991
Environmental Control - .5%
Waste Management, Gtd. Notes	3.13	3/1/2025	4,775,000	5,021,201
Food Products - .9%
Campbell Soup, Sr. Unscd. Notes	3.65	3/15/2023	4,375,000	4,554,162
General Mills, Sr. Unscd. Notes, 3 Month LIBOR +1.01%	3.31	10/17/2023	4,325,000	[b] 4,362,730
				8,916,892
Foreign Governmental - .7%
Province of Ontario Canada, Sr. Unscd. Notes	3.05	1/29/2024	6,700,000	7,111,722
Health Care - 5.0%
Abbvie, Sr. Unscd. Notes	2.85	5/14/2023	5,800,000	5,914,494
Allergan Funding, Gtd. Notes	3.45	3/15/2022	4,560,000	4,684,431
Amgen, Sr. Unscd. Notes	4.10	6/15/2021	4,955,000	5,109,977
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	1,000,000	[a] 1,083,456
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	6,550,000	7,011,989
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	6,550,000	6,870,825
Pfizer, Sr. Unscd. Notes	2.80	3/11/2022	4,745,000	4,868,952
Providence St Joseph Health Obligated Group, Unscd. Notes, Ser. H	2.75	10/1/2026	4,095,000	4,215,498
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/2026	5,005,000	5,210,040
UnitedHealth Group, Sr. Unscd. Notes	2.88	3/15/2023	4,560,000	4,694,995
				49,664,657
Industrials - 1.3%
John Deere Capital, Sr. Unscd. Notes	2.15	9/8/2022	5,000,000	5,039,648
Parker-Hannifin, Sr. Unscd. Notes	2.70	6/14/2024	3,825,000	3,917,147
Snap-On, Sr. Unscd. Notes	3.25	3/1/2027	3,890,000	4,132,213
				13,089,008
Information Technology - 3.1%
Adobe, Sr. Unscd. Notes	4.75	2/1/2020	6,414,000	6,482,984
Fidelity National Information Services, Sr. Unscd. Notes	2.25	8/15/2021	6,000,000	6,014,209
Fiserv, Sr. Unscd. Notes	3.85	6/1/2025	4,235,000	4,566,631
Microsoft, Sr. Unscd. Notes	3.13	11/3/2025	6,550,000	7,021,712
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	7,000,000	7,101,493
				31,187,029
Internet Software & Services - 1.7%
Amazon.com, Sr. Unscd. Notes	2.60	12/5/2019	6,345,000	6,349,997
Ebay, Sr. Unscd. Notes	2.15	6/5/2020	3,855,000	3,854,586
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	6,000,000	[a] 6,522,341
				16,726,924
Media - 1.3%
Discovery Communications, Gtd. Notes	4.90	3/11/2026	3,970,000	[c] 4,403,248
NBCUniversal Media, Gtd. Notes	4.38	4/1/2021	8,425,000	8,741,221
				13,144,469
Municipal Securities - 4.0%
California, GO	3.38	4/1/2025	2,725,000	2,938,313
California, GO, Ser. A	2.37	4/1/2022	2,850,000	2,894,830
Chicago, GO, Ser. B	7.05	1/1/2029	5,785,000	6,503,902

20

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
Municipal Securities - 4.0% (continued)
Commonwealth of Massachusetts, GO, Ser. E	4.20	12/1/2021	6,495,000		6,731,093
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	3.00	7/1/2020	7,375,000		7,442,334
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	3,205,000		3,234,903
University of California, Revenue Bonds, Refunding	3.06	7/1/2025	9,140,000		9,676,701
				39,422,076
Real Estate - 1.3%
Alexandria Real Estate Equities, Gtd. Notes	3.80	4/15/2026	2,320,000		2,504,480
Brandywine Operating Partners, Gtd. Notes	3.95	11/15/2027	4,000,000		4,220,803
HealthCare Realty Trust, Sr. Unscd. Notes	3.63	1/15/2028	2,375,000		2,502,410
UDR, Gtd. Notes	2.95	9/1/2026	3,620,000		3,725,541
				12,953,234
Semiconductors & Semiconductor Equipment - .8%
Intel, Sr. Unscd. Notes	2.45	7/29/2020	7,930,000		7,967,594
Technology Hardware & Equipment - .6%
Apple, Sr. Unscd. Notes	2.25	2/23/2021	5,915,000		5,949,808
Telecommunication Services - 2.9%
AT&T, Sr. Unscd. Notes	3.40	5/15/2025	9,350,000		9,828,333
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	2,420,000		2,661,070
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	4,460,000		4,827,477
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/2023	10,515,000		11,826,303
				29,143,183
Transportation - .4%
Ryder System, Sr. Unscd. Notes	2.88	6/1/2022	3,900,000		3,981,219
U.S. Government Agencies Mortgage-Backed - 1.0%
Federal Home Loan Mortgage Corp., Notes	2.75	6/17/2024	6,000,000	[d]	6,001,392
Federal National Mortgage Association, Notes	2.00	4/30/2020	3,610,000	[d]	3,611,846
				9,613,238
U.S. Treasury Securities - 49.8%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2022	8,973,605	[c,e]	8,915,084
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	1/15/2022	10,496,517	[e]	10,430,054
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	13,742,395	[e]	14,110,802
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	13,874,931	[e]	14,087,916
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2024	8,705,316	[e]	8,918,149
U.S. Treasury Notes	1.13	6/30/2021	16,265,000		16,138,565
U.S. Treasury Notes	1.13	2/28/2021	28,880,000		28,668,476
U.S. Treasury Notes	1.38	12/15/2019	18,750,000	[c]	18,717,041
U.S. Treasury Notes	1.38	8/31/2023	4,000,000		3,993,908
U.S. Treasury Notes	1.50	8/15/2022	22,250,000		22,296,499
U.S. Treasury Notes	1.50	7/15/2020	12,315,000		12,280,605
U.S. Treasury Notes	1.63	5/15/2026	25,215,000		25,497,191
U.S. Treasury Notes	1.75	7/15/2022	18,000,000		18,157,500
U.S. Treasury Notes	1.75	9/30/2022	11,400,000		11,510,215
U.S. Treasury Notes	1.88	1/31/2022	10,060,000		10,153,723
U.S. Treasury Notes	1.88	12/31/2019	7,750,000		7,746,973
U.S. Treasury Notes	1.88	2/28/2022	7,200,000		7,271,297
U.S. Treasury Notes	2.00	11/30/2020	38,095,000		38,233,392
U.S. Treasury Notes	2.00	4/30/2024	15,000,000		15,396,387
U.S. Treasury Notes	2.13	5/31/2021	20,000,000		20,189,062
U.S. Treasury Notes	2.13	9/30/2021	20,240,000		20,493,395
U.S. Treasury Notes	2.25	11/15/2024	15,690,000		16,341,503

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.9% (continued)
U.S. Treasury Securities - 49.8% (continued)
U.S. Treasury Notes	2.38	2/29/2024	15,000,000	15,631,348
U.S. Treasury Notes	2.50	1/31/2021	19,000,000	19,220,059
U.S. Treasury Notes	2.50	3/31/2023	11,000,000	11,414,219
U.S. Treasury Notes	2.63	2/28/2023	11,140,000	11,593,650
U.S. Treasury Notes	2.75	4/30/2023	8,000,000	8,376,094
U.S. Treasury Notes	2.88	11/30/2023	17,000,000	18,017,676
U.S. Treasury Notes	2.88	11/15/2021	12,000,000	12,354,375
U.S. Treasury Notes	2.88	10/31/2020	28,000,000	28,359,844
U.S. Treasury Notes	2.88	10/15/2021	18,750,000	19,281,006
				493,796,008
Utilities - 1.3%
Nisource, Sr. Unscd. Notes	3.49	5/15/2027	3,600,000	3,823,174
Public Service Enterprise Group, Sr. Unscd. Notes	2.65	11/15/2022	3,860,000	3,900,096
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	4,570,000	5,139,253
				12,862,523
Total Bonds and Notes (cost $952,659,296)			980,380,178
	1-Day Yield (%)		Shares
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,958,057)	2.09		3,958,057	[f] 3,958,057
Total Investments (cost $956,617,353)			99.3%	984,338,235
Cash and Receivables (Net)			0.7%	7,167,047
Net Assets			100.0%	991,505,282

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $27,257,405 or 2.75% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $29,533,832 and the value of the collateral was $39,436,080, consisting of U.S. Government & Agency securities.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	55.5
Financial	14.6
Consumer, Non-cyclical	7.4
Communications	6.0
Technology	4.5
Industrial	3.7
Energy	3.1
Consumer, Cyclical	2.1
Utilities	1.3
Basic Materials	.4
Investment Companies	.4
Mortgage Securities	.3
Asset Backed Securities	.0
99.3

† Based on net assets.

See notes to financial statements.

22

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9%
Aerospace & Defense - .6%
The Boeing Company, Sr. Unscd. Notes	2.70	5/1/2022	5,000,000		5,104,143
Agriculture - 1.0%
BAT Capital, Gtd. Notes	3.56	8/15/2027	4,000,000		4,102,922
Bunge, Gtd. Notes	4.35	3/15/2024	4,500,000		4,807,582
				8,910,504
Airlines - 1.5%
Air Canada Pass Through Trust, Notes, Ser. 2015-1, Cl. A	3.60	3/15/2027	2,518,863	[a]	2,661,682
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,335,021		4,527,712
United Airlines Pass Through Trust, Notes, Ser. 2016-2, Cl. A	3.10	10/7/2028	5,984,596		6,153,661
				13,343,055
Automobiles & Components - 1.8%
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	6,000,000	[a]	6,025,586
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		3,228,369
General Motors Financial, Jr. Sub. Notes, Ser. A	5.75	9/30/2027	3,500,000		3,260,320
Volkswagen Group of America Finance, Gtd. Notes	4.00	11/12/2021	4,000,000	[a]	4,142,578
				16,656,853
Banks - 19.6%
AIB Group, Sr. Unscd. Notes	4.75	10/12/2023	5,000,000	[a]	5,298,645
BAC Capital Trust XIV, Gtd. Notes, Ser. G, 3 Month LIBOR +.40%	4.00	10/7/2019	3,000,000	[b]	2,622,870
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	5,000,000		5,117,730
Bank of America, Jr. Sub. Notes, Ser. FF	5.88	3/15/2028	3,000,000		3,264,300
Bank of America, Sub. Notes	4.00	1/22/2025	4,000,000		4,276,763
Bank of Ireland Group, Sr. Unscd. Notes	4.50	11/25/2023	5,000,000	[a]	5,267,180
Barclays, Sub. Notes	5.20	5/12/2026	7,000,000		7,451,913
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/2024	5,250,000	[a]	5,499,428
BNP Paribas, Sub. Notes	4.38	5/12/2026	5,000,000	[a]	5,383,927
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	8/15/2020	5,000,000		5,094,825
Citigroup, Sub. Bonds	4.40	6/10/2025	4,500,000		4,887,052
Citizens Financial Group, Sub. Bonds	3.75	7/1/2024	6,000,000		6,195,122
Cooperatieve Rabobank, Gtd. Notes	4.38	8/4/2025	6,500,000		7,031,903
Credit Agricole, Sub. Notes	4.00	1/10/2033	7,250,000	[a]	7,577,748
Credit Suisse Group, Sr. Unscd. Notes	3.00	12/14/2023	7,000,000	[a]	7,100,036
Deutsche Bank, Sub. Notes	4.50	4/1/2025	7,500,000	[c]	7,090,838
HSBC Holdings, Sub. Notes	4.25	3/14/2024	5,500,000		5,807,618
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. FF	5.00	8/1/2024	5,000,000		5,193,750
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	3,000,000		3,191,949
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,000,000	[a]	3,622,875
Llyods Banking Group, Sub. Notes	4.58	12/10/2025	3,000,000		3,151,412
M&T Bank, Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000		5,150,000
Morgan Stanley, Sub. Notes	4.88	11/1/2022	6,000,000		6,456,752
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a]	3,701,850
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,000,000	[c]	6,697,703
Royal Bank of Scotland Group, Sub. Bonds	6.10	6/10/2023	5,764,000		6,255,143
Societe Generale, Sub. Notes	4.75	11/24/2025	6,750,000	[a]	7,264,524
Standard Chartered, Sr. Unscd. Notes	3.79	5/21/2025	4,750,000	[a]	4,910,834
The Bank of Nova Scotia, Jr. Sub. Notes	4.65	10/12/2022	5,000,000	[c]	4,925,075
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	6,750,000		7,071,204
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		3,131,884
UniCredit, Sr. Unscd. Notes	6.57	1/14/2022	4,000,000	[a]	4,302,613
Westpac Banking, Sub. Notes	4.32	11/23/2031	5,000,000		5,324,993
Zions Bancorp, Sr. Unscd. Notes	3.50	8/27/2021	3,000,000		3,070,317
				178,390,776

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.9% (continued)
Beverage Products - 2.1%
Becle, Gtd. Notes	3.75	5/13/2025	6,000,000	[a] 6,146,000
Constellation Brands, Gtd. Notes	3.15	8/1/2029	3,000,000	3,102,103
Constellation Brands, Gtd. Notes	4.40	11/15/2025	5,000,000	5,552,224
Keurig Dr Pepper, Gtd. Notes	4.60	5/25/2028	3,750,000	4,244,133
				19,044,460
Building Materials - .5%
CRH America, Gtd. Notes	3.88	5/18/2025	2,000,000	[a] 2,123,887
CRH America Finance, Gtd. Notes	3.40	5/9/2027	2,730,000	[a] 2,839,473
				4,963,360
Chemicals - 1.5%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	5,000,000	5,330,921
Westlake Chemical, Gtd. Notes	3.60	8/15/2026	4,000,000	4,158,579
Yara International, Sr. Unscd. Notes	4.75	6/1/2028	3,750,000	[a] 4,129,111
				13,618,611
Commercial & Professional Services - 1.5%
Moody's, Sr. Unscd. Notes	4.50	9/1/2022	5,000,000	5,311,598
Total System Services, Sr. Unscd. Notes	4.80	4/1/2026	7,000,000	7,888,313
				13,199,911
Consumer Discretionary - 2.5%
Hasbro, Sr. Unscd. Notes	3.15	5/15/2021	5,000,000	5,059,013
Leggett & Platt, Sr. Unscd. Notes	4.40	3/15/2029	4,000,000	4,308,419
Marriott International, Sr. Unscd. Notes	3.60	4/15/2024	3,000,000	3,170,031
NVR, Sr. Unscd. Notes	3.95	9/15/2022	6,250,000	6,499,235
Whirlpool, Sr. Unscd. Notes	4.75	2/26/2029	3,500,000	3,942,697
				22,979,395
Consumer Durables & Apparel - .7%
Michael Kors USA, Gtd. Notes	4.00	11/1/2024	3,000,000	[a] 3,046,454
Tapestry, Sr. Unscd. Notes	3.00	7/15/2022	3,000,000	3,017,952
				6,064,406
Consumer Staples - .4%
Newell Brands, Sr. Unscd. Notes	5.00	11/15/2023	3,400,000	3,496,637
Diversified Financials - 3.3%
AerCap Global Aviation Trust, Gtd. Notes	4.45	10/1/2025	3,000,000	3,220,371
Aircastle, Sr. Unscd. Notes	4.25	6/15/2026	4,500,000	4,640,212
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/2023	3,000,000	[a] 3,257,175
Cantor Fitzgerald, Sr. Unscd. Notes	4.88	5/1/2024	3,000,000	[a] 3,182,186
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/2027	3,750,000	3,968,802
FS KKR Capital, Sr. Unscd. Notes	4.63	7/15/2024	4,000,000	4,081,570
International Lease Finance, Sr. Unscd. Notes	5.88	8/15/2022	1,500,000	1,648,032
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/2024	6,000,000	6,356,879
				30,355,227
Electronic Components - 2.2%
Arrow Electronics, Sr. Unscd. Notes	3.25	9/8/2024	2,000,000	2,027,419
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/2025	3,000,000	3,138,419
Avnet, Sr. Unscd. Notes	4.88	12/1/2022	3,000,000	3,201,452
Jabil, Sr. Unscd. Bonds	5.63	12/15/2020	3,737,000	3,880,535
Tech Data, Sr. Unscd. Notes	4.95	2/15/2027	7,250,000	7,790,760
				20,038,585
Energy - 8.5%
Andeavor, Gtd. Notes	4.75	12/15/2023	4,000,000	4,361,221
Andeavor Logistics, Gtd. Notes	3.50	12/1/2022	2,000,000	2,055,732
Andeavor Logistics, Gtd. Notes	4.25	12/1/2027	1,500,000	1,590,088
Andeavor Logistics, Gtd. Notes	6.25	10/15/2022	746,000	762,785
Antero Resources, Gtd. Notes	5.13	12/1/2022	3,000,000	2,775,000
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,000,000	4,430,000

24

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9% (continued)
Energy - 8.5% (continued)
Continental Resources, Gtd. Notes	5.00	9/15/2022	5,600,000		5,653,771
Enbridge, Gtd. Notes	4.25	12/1/2026	4,000,000		4,437,285
Energy Transfer Operating, Gtd. Bonds	5.50	6/1/2027	2,500,000		2,877,879
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	3,000,000		3,439,356
Eni, Sr. Unscd. Notes	4.25	5/9/2029	5,000,000	[a]	5,503,809
EQT Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	5,000,000		4,920,785
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/2022	5,000,000		5,047,441
Newfield Exploration, Gtd. Notes	5.38	1/1/2026	2,225,000		2,448,132
Newfield Exploration, Gtd. Notes	5.63	7/1/2024	3,500,000		3,858,874
Petroleos Mexicanos, Gtd. Notes	4.63	9/21/2023	5,000,000		5,015,000
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/2021	3,000,000		3,068,910
Sabal Trail Transmission, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	3,325,351
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	3/1/2025	2,000,000		2,247,434
Saudi Arabian Oil, Sr. Unscd. Notes	3.50	4/16/2029	4,000,000	[a]	4,274,505
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		3,133,800
Total Capital International, Gtd. Notes	2.43	1/10/2025	2,000,000		2,043,004
				77,270,162
Environmental Control - .4%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,800,000		4,087,236
Financials - 2.0%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/2024	6,000,000	[a]	6,386,527
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/2023	5,921,000	[a]	6,172,284
GATX, Sr. Unscd. Notes	3.25	3/30/2025	2,000,000		2,051,072
GATX, Sr. Unscd. Notes	4.75	6/15/2022	3,000,000		3,198,783
				17,808,666
Food Products - 1.6%
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		2,075,345
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/2022	5,500,000		5,771,066
Grupo Bimbo, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	3,146,327
Grupo Bimbo, Sub. Notes	5.95	4/17/2023	500,000	[a]	526,255
McCormick & Co., Sr. Unscd. Notes	3.15	8/15/2024	3,000,000		3,127,833
				14,646,826
Foreign Governmental - .6%
Bermuda, Sr. Unscd. Notes	4.75	2/15/2029	200,000	[a]	231,500
Saudi, Sr. Unscd. Notes	2.38	10/26/2021	2,700,000	[a]	2,723,306
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	2,936,500
				5,891,306
Forest Products & Other - 1.0%
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/2021	6,000,000	[a]	6,121,227
International Paper, Sr. Unscd. Notes	3.00	2/15/2027	2,500,000		2,559,513
				8,680,740
Health Care - 6.6%
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	5,000,000		5,217,893
Bayer US Finance II, Gtd. Notes	3.88	12/15/2023	1,000,000	[a]	1,050,615
Celgene, Sr. Unscd. Notes	3.90	2/20/2028	6,000,000		6,671,344
Cigna, Gtd. Notes	4.38	10/15/2028	3,500,000		3,917,049
CommonSpirit Health, Sr. Scd. Bonds	3.35	10/1/2029	5,000,000		5,159,196
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	4,250,000		4,549,764
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		2,246,348
Dignity Health, Unscd. Notes	3.13	11/1/2022	5,000,000		5,124,587
Express Scripts Holdings, Gtd. Notes	3.00	7/15/2023	3,000,000		3,070,585
HCA, Sr. Scd. Notes	4.13	6/15/2029	5,000,000		5,338,140
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	5,000,000		5,017,500
Montefiore Obligated Group, Unscd. Bonds, Ser. 18-C	5.25	11/1/2048	5,000,000		6,009,638

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9% (continued)
Health Care - 6.6% (continued)
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	5,500,000	[a]	6,515,585
				59,888,244
Industrials - 2.3%
Carlisle Companies, Sr. Unscd. Notes	3.75	12/1/2027	4,000,000		4,229,523
Fluor, Sr. Unscd. Notes	4.25	9/15/2028	4,500,000		4,604,442
Huntington Ingalls Industries, Gtd. Notes	3.48	12/1/2027	3,000,000		3,167,400
Oshkosh, Sr. Unscd. Notes	4.60	5/15/2028	4,000,000		4,348,880
Pentair Finance, Gtd. Notes	2.65	12/1/2019	4,500,000		4,499,162
				20,849,407
Information Technology - 4.1%
Activision Blizzard, Sr. Unscd. Notes	3.40	9/15/2026	2,000,000		2,110,613
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/2020	4,850,000		4,931,370
CA, Sr. Unscd. Notes	3.60	8/1/2020	3,000,000		3,028,577
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/2024	6,250,000		6,759,504
Citrix Systems, Sr. Unscd. Notes	4.50	12/1/2027	5,500,000		5,932,965
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/2026	3,000,000		3,423,750
Fidelity National Information Services, Sr. Unscd. Notes	3.75	5/21/2029	2,500,000		2,744,197
Fiserv, Sr. Unscd. Notes	3.50	10/1/2022	5,500,000		5,743,795
VMware, Sr. Unscd. Notes	2.95	8/21/2022	3,000,000		3,049,313
				37,724,084
Insurance - 2.8%
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/2024	6,000,000	[c]	6,649,759
Brighthouse Financial, Sr. Unscd. Notes	3.70	6/22/2027	3,500,000		3,458,472
MetLife, Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	5,500,000		5,903,700
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	5,850,000		6,396,858
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	2,500,000		2,691,439
				25,100,228
Internet Software & Services - 1.3%
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	2,000,000		2,042,403
eBay, Sr. Unscd. Notes	3.60	6/5/2027	4,000,000		4,214,605
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,500,000	[a]	5,978,812
				12,235,820
Materials - .5%
WRKCo, Gtd. Notes	3.75	3/15/2025	4,000,000		4,227,620
Media - 2.7%
Discovery Communications, Gtd. Notes	3.95	3/20/2028	6,250,000		6,573,578
Fox, Sr. Unscd. Notes	4.71	1/25/2029	1,000,000	[a]	1,159,295
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/2026	5,000,000	[c]	5,383,358
NBCUniversal Media, Gtd. Notes	4.38	4/1/2021	6,500,000		6,743,968
Sky, Gtd. Notes	2.63	9/16/2019	5,000,000	[a]	5,000,375
				24,860,574
Metals & Mining - .8%
Anglo American Capital, Gtd. Notes	4.50	3/15/2028	4,000,000	[a]	4,256,609
Glencore Funding, Gtd. Notes	4.13	3/12/2024	1,000,000	[a]	1,053,569
Glencore Funding, Gtd. Notes	4.63	4/29/2024	2,000,000	[a]	2,122,900
				7,433,078
Municipal Securities - 4.6%
Chicago, GO, Ser. B	7.05	1/1/2029	7,100,000		7,982,317
Detroit, GO, Ser. B1	4.00	4/1/2044	3,000,000		2,762,220
Illinois, GO (Build America Bonds)	6.20	7/1/2021	440,000		461,380
Medical Center Hospital Authority, Revenue Bonds, Refunding (Columbus Regional Healthcare System, Inc. Project)	4.88	8/1/2022	5,000,000		5,335,300
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. C	6.10	12/15/2028	7,010,000		7,354,892

26

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9% (continued)
Municipal Securities - 4.6% (continued)
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000		2,830,275
North Texas Tollway Authority, Revenue Bonds	8.91	2/1/2020	5,000,000	[d]	5,141,500
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000		4,423,725
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	5,700,000		5,753,181
				42,044,790
Real Estate - 7.6%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2027	3,327,000		3,610,688
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	2,000,000		2,204,292
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	4,000,000		4,588,887
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	3,663,000		3,883,448
Brandywine Operating Partnership, Gtd. Notes	4.55	10/1/2029	1,500,000		1,641,692
CBRE Services, Gtd. Notes	4.88	3/1/2026	6,000,000		6,676,615
Duke Realty, Sr. Unscd. Notes	3.25	6/30/2026	1,000,000		1,045,704
EPR Properties, Gtd. Notes	4.75	12/15/2026	3,600,000		3,907,957
Essex Portfolio, Gtd. Notes	3.25	5/1/2023	3,000,000		3,100,306
Healthcare Trust Of America Holdings, Gtd. Notes	3.75	7/1/2027	4,000,000		4,219,578
Highwoods Realty, Sr. Unscd. Notes	4.20	4/15/2029	3,000,000		3,253,550
Hudson Pacific Properties, Gtd. Notes	3.95	11/1/2027	2,500,000		2,673,095
Hudson Pacific Properties, Gtd. Notes	4.65	4/1/2029	3,000,000		3,374,797
Kilroy Realty, Gtd. Notes	4.38	10/1/2025	4,250,000		4,623,994
Liberty Property, Sr. Unscd. Notes	3.25	10/1/2026	4,000,000		4,141,879
Life Storage, Gtd. Notes	4.00	6/15/2029	4,300,000		4,650,456
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/2024	3,000,000		3,071,347
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/2023	2,000,000		2,121,243
Spirit Realty, Gtd. Notes	4.00	7/15/2029	3,000,000		3,207,012
Weingarten Realty Investors, Sr. Unscd. Notes	4.45	1/15/2024	3,000,000		3,208,094
				69,204,634
Retailing - 2.2%
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	3,168,518
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/2025	4,000,000		4,231,820
Macy's Retail Holdings, Gtd. Notes	2.88	2/15/2023	3,000,000	[c]	2,950,731
Nordstorm, Sr. Unscd. Notes	4.00	3/15/2027	4,000,000	[c]	4,085,066
O'Reilly Automotive, Sr. Unscd. Notes	3.90	6/1/2029	5,000,000	[c]	5,502,639
				19,938,774
Semiconductors & Semiconductor Equipment - 2.4%
KLA, Sr. Unscd. Notes	4.10	3/15/2029	3,750,000		4,160,928
Lam Research, Sr. Unscd. Notes	3.80	3/15/2025	6,000,000		6,429,095
Microchip Technology, Sr. Scd. Notes	4.33	6/1/2023	5,500,000		5,801,527
NXP Funding, Gtd. Notes	4.88	3/1/2024	5,000,000	[a]	5,443,353
				21,834,903
Technology Hardware & Equipment - .6%
Dell International/EMC, Sr. Scd. Notes	4.90	10/1/2026	1,125,000	[a]	1,203,666
Dell International/EMC, Sr. Scd. Notes	8.10	7/15/2036	3,000,000	[a]	3,809,218
				5,012,884
Telecommunication Services - 3.2%
AT&T, Sr. Unscd. Notes	3.40	5/15/2025	7,500,000		7,883,689
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	4,585,000		5,041,737
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	6,500,000		7,035,561
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	5,500,000		5,843,977
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	3,000,000		3,549,615
				29,354,579

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9% (continued)
Utilities - 2.9%
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	5,000,000		5,356,121
CenterPoint Energy, Sr. Unscd. Notes	2.95	3/1/2030	2,000,000		2,031,150
Entergy, Sr. Unscd. Notes	2.95	9/1/2026	2,000,000		2,042,743
Exelon, Jr. Sub. Notes	3.50	6/1/2022	3,500,000		3,604,866
Mid-Atlantic Interstate Transmission, Sr. Unscd. Notes	4.10	5/15/2028	3,000,000	[a]	3,345,758
Mississippi Power, Sr. Unscd. Notes	3.95	3/30/2028	5,000,000		5,528,869
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	4.55	11/15/2030	4,000,000	[a]	4,579,893
				26,489,400
Total Bonds and Notes (cost $837,315,668)			890,749,878
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .3%
Diversified Financials - .3%
Air Lease, Ser. A (cost $3,000,000)	6.15	3/15/2024	120,000		3,288,000
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,032,036)	2.09		6,032,036	[e]	6,032,036

Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,759,111)	2.09		9,759,111	[e]	9,759,111
Total Investments (cost $856,106,815)			100.0%	909,829,025
Cash and Receivables (Net)			0.0%	296,888
Net Assets			100.0%	910,125,913

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $187,519,549 or 20.6% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At August 31, 2019, the value of the fund’s securities on loan was $9,983,181 and the value of the collateral was $10,321,724, consisting of cash collateral of $9,759,111 and U.S. Government & Agency securities valued at $562,613.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

28

Portfolio Summary (Unaudited) †	Value (%)
Financial	35.0
Consumer, Non-cyclical	12.7
Consumer, Cyclical	9.0
Energy	8.5
Industrial	7.3
Technology	7.1
Communications	7.1
Government	5.3
Basic Materials	3.3
Utilities	2.9
Investment Companies	1.8
100.0

† Based on net assets.

See notes to financial statements.

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.9%
Collateralized Municipal-Backed Securities - 18.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K005, Cl. A2	4.32	11/25/2019	1,276,404	[a]	1,275,837
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K007, Cl. A2	4.22	3/25/2020	1,428,953	[a]	1,433,669
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	2,893,548	[a]	2,945,492
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K018, Cl. A1	1.78	10/25/2020	50,913	[a]	50,797
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K025, Cl. A1	1.88	4/25/2022	660,332	[a]	658,117
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K713, Cl. A2	2.31	3/25/2020	4,800,809	[a]	4,795,170
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K714, Cl. A2	3.03	10/25/2020	5,129,662	[a]	5,163,530
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K721, Cl. A2	3.09	8/25/2022	2,000,000	[a]	2,064,533
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB21, Cl. A5F	1.81	9/25/2021	3,608,066	[a]	3,596,620
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB22, Cl. A5F	1.78	9/25/2021	1,807,506	[a]	1,801,736
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB23, Cl. A5F	1.73	9/25/2021	2,274,484	[a]	2,264,021
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB26, Cl. A5F	2.34	12/25/2021	1,279,109	[a]	1,288,591
Federnal National Mortgage Association ACES, Ser. 2011-M3, Cl. A2	3.64	7/25/2021	1,112,360	[a]	1,131,581
Federnal National Mortgage Association ACES, Ser. 2015-M4, Cl. AV2	2.51	7/25/2022	2,540,723	[a]	2,578,415
Federnal National Mortgage Association ACES, Ser. 2016-M3, Cl. ASQ2	2.26	2/25/2023	3,268,628	[a]	3,290,451
Government National Mortgage Association, Ser. 2011-165, Cl. A	2.19	10/16/2037	1,098,573		1,095,220
Government National Mortgage Association, Ser. 2011-6, Cl. BA	3.50	10/16/2044	144,117		144,012
Government National Mortgage Association, Ser. 2012-142, Cl. A	1.11	5/16/2037	988,483		965,461
Government National Mortgage Association, Ser. 2012-2, Cl. B	2.42	3/16/2037	1,809,181		1,797,806
Government National Mortgage Association, Ser. 2012-33, Cl. A	1.90	3/16/2040	935,935		931,528
Government National Mortgage Association, Ser. 2013-101, Cl. A	0.51	5/16/2035	1,902,601		1,861,929
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	1,877,888		1,867,015
Government National Mortgage Association, Ser. 2013-30, Cl. A	1.50	5/16/2042	500,181		486,899
Government National Mortgage Association, Ser. 2013-73, Cl. A	0.98	12/16/2035	3,068,457		3,009,989
Government National Mortgage Association, Ser. 2014-109, Cl. A	2.33	1/16/2046	2,168,547		2,177,649
				48,676,068
Municipal Securities - 2.2%
Michigan Finance Authority, Revenue Bonds, Ser. A1	2.86	9/1/2022	1,500,000		1,534,935
Texas, GO, Refunding	2.78	10/1/2020	2,000,000		2,019,760
Washington, GO, Ser. T	2.79	8/1/2020	2,000,000		2,016,960
				5,571,655
U.S. Government Agencies Mortgage-Backed - 47.9%
Federal Home Loan Banks, Bonds	1.50	9/30/2021	2,000,000		1,987,027
Federal Home Loan Banks, Bonds	3.00	9/27/2021	2,765,000		2,766,938
Federal Home Loan Banks, Bonds	3.17	10/25/2021	1,500,000		1,502,744
Federal Home Loan Mortgage Corp., Notes	2.40	6/24/2021	2,705,000	[a]	2,705,463

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.9% (continued)
U.S. Government Agencies Mortgage-Backed - 47.9% (continued)
Federal Home Loan Mortgage Corp., Notes	2.50	6/17/2022	3,374,000	[a]	3,374,509
Federal Home Loan Mortgage Corp., Notes	3.00	11/27/2020	1,000,000	[a]	1,002,875
Federal Home Loan Mortgage Corp. REMICS, Ser 3527, Cl. DA	4.00	4/15/2029	321,297	[a]	329,094
Federal Home Loan Mortgage Corp. REMICS, Ser 3530, Cl. A	4.00	5/15/2024	85,322	[a]	85,454
Federal Home Loan Mortgage Corp. REMICS, Ser 3627, Cl. QH	4.00	1/15/2025	1,413,704	[a]	1,470,192
Federal Home Loan Mortgage Corp. REMICS, Ser. 2586, Cl. MJ	5.50	3/15/2023	220,760	[a]	230,727
Federal Home Loan Mortgage Corp. REMICS, Ser. 3242, Cl. NG	5.75	2/15/2036	522,379	[a]	527,888
Federal Home Loan Mortgage Corp. REMICS, Ser. 3726, Cl. KG	2.50	4/15/2025	226,382	[a]	227,232
Federal Home Loan Mortgage Corp. REMICS, Ser. 3773, Cl. PA	3.50	6/15/2025	330,445	[a]	332,642
Federal Home Loan Mortgage Corp. REMICS, Ser. 3810, Cl. QB	3.50	2/15/2026	1,279,334	[a]	1,321,872
Federal Home Loan Mortgage Corp. REMICS, Ser. 3909, Cl. NG	4.00	8/15/2026	2,024,971	[a]	2,119,191
Federal Home Loan Mortgage Corp. REMICS, Ser. 3928, Cl. A	3.00	9/15/2025	545,399	[a]	548,138
Federal Home Loan Mortgage Corp. REMICS, Ser. 3942, Cl. AC	2.00	10/15/2021	236,209	[a]	235,859
Federal Home Loan Mortgage Corp. REMICS, Ser. 3952, Cl. MA	3.00	11/15/2021	1,122,455	[a]	1,133,741
Federal Home Loan Mortgage Corp. REMICS, Ser. 3962, Cl. MA	4.00	4/15/2029	1,055,567	[a]	1,059,199
Federal Home Loan Mortgage Corp. REMICS, Ser. 4016, Cl. AB	2.00	9/15/2025	733,631	[a]	732,312
Federal Home Loan Mortgage Corp. REMICS, Ser. 4020, Cl. PC	1.75	3/15/2027	593,101	[a]	585,328
Federal Home Loan Mortgage Corp. REMICS, Ser. 4079, Cl. WA	2.00	8/15/2040	1,494,374	[a]	1,488,392
Federal Home Loan Mortgage Corp. REMICS, Ser. 4086, Cl. VA	3.50	12/15/2025	970,916	[a]	991,650
Federal Home Loan Mortgage Corp. REMICS, Ser. 4176, Cl. BA	3.00	2/15/2033	804,980	[a]	807,511
Federal Home Loan Mortgage Corp. REMICS, Ser. 4265, Cl. DA	4.00	6/15/2026	1,530,363	[a]	1,604,224
Federal Home Loan Mortgage Corp. REMICS, Ser. 4287, Cl. AB	2.00	12/15/2026	412,921	[a]	413,649
Federal Home Loan Mortgage Corp. REMICS, Ser. 4480, Cl. VW	3.50	10/15/2026	2,395,027	[a]	2,473,177
Federal Home Loan Mortgage Corp. REMICS, Ser. 4532, Cl. VW	3.50	4/15/2027	1,432,463	[a]	1,501,446
Federal National Mortgage Association, Notes	1.54	7/6/2021	2,965,000	[a]	2,965,052
Federal National Mortgage Association REMICS, REMIC, Ser. 2011-122, Cl. A	3.00	12/25/2025	214,370	[a]	214,051
Federal National Mortgage Association REMICS, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	1,052,522	[a]	1,039,523
Federal National Mortgage Association REMICS, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	776,910	[a]	771,600
Federal National Mortgage Association REMICS, Ser. 2005-63, Cl. HB	5.00	7/25/2025	310,114	[a]	324,018
Federal National Mortgage Association REMICS, Ser. 2009-21, Cl. HB	4.50	4/25/2024	247,845	[a]	250,573
Federal National Mortgage Association REMICS, Ser. 2010-112, Cl. CY	4.00	10/25/2025	2,711,753	[a]	2,811,358
Federal National Mortgage Association REMICS, Ser. 2010-117, Cl. DE	2.00	5/25/2025	903,931	[a]	903,592
Federal National Mortgage Association REMICS, Ser. 2010-124, Cl. AG	1.75	11/25/2020	238,565	[a]	237,346
Federal National Mortgage Association REMICS, Ser. 2010-90, Cl. VN	4.00	5/25/2038	118,283	[a]	118,231
Federal National Mortgage Association REMICS, Ser. 2011-106, Cl. LU	3.50	9/25/2034	1,154,863	[a]	1,160,805
Federal National Mortgage Association REMICS, Ser. 2011-23, Cl. AB	2.75	6/25/2020	4,829	[a]	4,834
Federal National Mortgage Association REMICS, Ser. 2011-32, Cl. CV	3.50	4/25/2024	942,021	[a]	941,618
Federal National Mortgage Association REMICS, Ser. 2011-36, Cl. PV	4.50	11/25/2040	295,736	[a]	295,455
Federal National Mortgage Association REMICS, Ser. 2011-71, Cl. BA	4.00	5/25/2037	1,171,742	[a]	1,191,242
Federal National Mortgage Association REMICS, Ser. 2011-79, Cl. GC	2.00	12/25/2022	513,356	[a]	512,168
Federal National Mortgage Association REMICS, Ser. 2011-79, Cl. HD	2.00	12/25/2022	513,356	[a]	510,530

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.9% (continued)
U.S. Government Agencies Mortgage-Backed - 47.9% (continued)
Federal National Mortgage Association REMICS, Ser. 2012-11, Cl. DV	4.00	4/25/2023	854,654	[a]	869,970
Federal National Mortgage Association REMICS, Ser. 2012-127, Cl. DH	4.00	11/25/2027	847,500	[a]	861,475
Federal National Mortgage Association REMICS, Ser. 2012-50, Cl. LV	3.50	8/25/2023	935,903	[a]	961,164
Federal National Mortgage Association REMICS, Ser. 2012-78, Cl. KB	1.75	7/25/2027	700,799	[a]	702,367
Federal National Mortgage Association REMICS, Ser. 2012-94, Cl. E	3.00	6/25/2022	111,079	[a]	110,943
Federal National Mortgage Association REMICS, Ser. 2013-103, Cl. AW	3.50	2/25/2043	1,719,036	[a]	1,729,509
Federal National Mortgage Association REMICS, Ser. 2013-108, Cl. GA	3.00	6/25/2030	573,855	[a]	580,587
Federal National Mortgage Association REMICS, Ser. 2014-82, Cl. LV	3.00	4/25/2026	909,668	[a]	939,076
Government National Mortgage Association, Ser. 2010-46, Cl. CB	3.00	3/20/2039	201,165		201,735
Government National Mortgage Association, Ser. 2012-12, Cl. NB	2.00	5/20/2038	1,411,670		1,409,574
Federal Home Loan Mortgage Corp.:
2.00%, 2/1/23-7/1/23			1,691,860	[a]	1,693,461
2.50%, 3/1/27			750,634	[a]	762,858
3.00%, 9/1/26-3/1/27			2,819,258	[a]	2,904,574
3.50%, 10/1/25-5/1/27			3,198,880	[a]	3,306,370
4.00%, 10/1/25-6/1/26			2,850,464	[a]	2,976,415
4.50%, 11/1/24-9/1/26			902,788	[a]	950,971
Federal National Mortgage Association:
1.94%, 11/1/22			596,144	[a]	598,533
2.00%, 4/1/23-10/1/26			7,429,325	[a]	7,435,541
2.12%, 9/1/21			2,000,000	[a]	2,004,874
2.17%, 1/1/23			1,910,672	[a]	1,930,764
2.18%, 3/1/22			1,000,000	[a]	1,003,721
2.42%, 4/1/46			1,351,946	[a]	1,373,416
2.44%, 8/1/22			1,259,322	[a]	1,281,302
2.50%, 5/1/23-4/1/27			8,477,866	[a]	8,593,535
2.55%, 9/1/22			1,926,309	[a]	1,968,128
2.66%, 8/1/22			780,447	[a]	798,153
3.00%, 11/1/26-9/1/27			2,946,846	[a]	3,033,174
3.32%, 12/1/21			2,424,826	[a]	2,480,464
3.33%, 10/1/20			1,805,426	[a]	1,814,624
3.50%, 8/1/26-5/1/27			2,859,638	[a]	2,985,821
3.62%, 12/1/21			1,753,026	[a]	1,816,492
4.00%, 5/1/29-7/1/29			3,952,986	[a]	4,128,453
4.07%, 7/1/20			2,209,822	[a]	2,237,024
4.50%, 11/1/22			271,451	[a]	279,274
4.65%, 10/1/19			274,336	[a]	273,924
5.00%, 3/1/27			2,330,360	[a]	2,418,634
6.00%, 8/1/22			634,661	[a]	650,172
Government National Mortgage Association I:
4.00%, 8/15/24-7/15/27			1,868,810		1,943,423
Government National Mortgage Association II:
3.00%, 4/20/27			1,320,605		1,352,226
3.50%, 3/20/26			515,177		533,664
4.50%, 7/20/24-5/20/25			1,658,852		1,742,530
				123,449,385

32

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.9% (continued)
U.S. Treasury Securities - 30.9%
U.S. Treasury Notes	1.50	2/28/2023	11,750,000	11,782,358
U.S. Treasury Notes	1.50	8/15/2022	13,250,000	13,277,690
U.S. Treasury Notes	1.63	8/31/2022	9,500,000	9,553,252
U.S. Treasury Notes	1.75	7/15/2022	5,750,000	5,800,312
U.S. Treasury Notes	2.13	12/31/2021	7,000,000	7,102,949
U.S. Treasury Notes	2.13	8/15/2021	7,500,000	7,584,521
U.S. Treasury Notes	2.13	5/15/2022	6,000,000	6,105,937
U.S. Treasury Notes	2.38	3/15/2022	4,250,000	4,348,115
U.S. Treasury Notes	2.50	2/15/2022	4,250,000	4,355,171
U.S. Treasury Notes	2.63	7/15/2021	2,750,000	2,803,979
U.S. Treasury Notes	2.75	9/15/2021	6,750,000	6,917,959
				79,632,243
Total Bonds and Notes (cost $255,421,230)			257,329,351
	1-Day Yield (%)		Shares
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,021,712)	2.09		1,021,712	[b] 1,021,712
Total Investments (cost $256,442,942)			100.3%	258,351,063
Liabilities, Less Cash and Receivables			(0.3%)	(857,168)
Net Assets			100.0%	257,493,895

ACES—Alternative Credit Enhancement Securities

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	60.5
Government	39.4
Investment Companies	.4
100.3

† Based on net assets.

See notes to financial statements.

33

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 8/31/18 ($)	Purchases ($)	Sales ($)	Value 8/31/19 ($)	Net Assets (%)	Dividends/ Disbributions ($)
BNY Mellon Bond Fund
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,185,463	298,461,027	301,350,036	5,296,454.5		225,129
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	4,112,290	4,112,290	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	101,735,545	100,280,379	1,455,166.1		-
Total	8,185,463	404,308,862	405,742,705	6,751,620.6		225,129
BNY Mellon Intermediate Bond Fund
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,290,213	181,703,056	184,035,212	3,958,057.4		161,427
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,347,340	88,505,947	89,853,287	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	48,901,085	48,901,085		-	-
Total	7,637,553	319,110,088	322,789,584	3,958,057.4		161,427
BNY Mellon Corporate Bond Fund
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,463,043	222,648,889	218,079,896	6,032,036.7		225,558
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	11,215,090	20,984,869	32,199,959	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	50,665,140	40,906,029	9,759,111	1.1	-
Total	12,678,133	294,298,898	291,185,884	15,791,147	1.8	225,558
BNY Mellon Short-Term U.S. Government Securities Fund
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,376,864	144,477,680	147,832,832	1,021,712.4		70,914
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	2,801,563	2,801,563	-	-	-
Total	4,376,864	147,279,243	150,634,395	1,021,712.4		70,914

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

34

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,216,956,785	980,380,178	894,037,878	257,329,351
Affiliated issuers	6,751,620	3,958,057	15,791,147	1,021,712
Cash	3,566,001	-	-	-
Interest receivable	8,922,288	7,279,777	10,078,814	936,475
Receivable for investment securities sold	8,413,701	8,561,409	-	-
Receivable for shares of Beneficial Interest subscribed	1,221,293	2,163,499	3,239,969	275,652
Securities lending receivable	3,897	3,813	2,183	-
Dividends receivable	-	-	46,124	-
Prepaid expenses	33,390	29,085	21,122	26,663
	1,245,868,975	1,002,375,818	923,217,237	259,589,853
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	553,057	447,599	407,998	111,201
Cash overdraft due to Custodian	-	1,474,298	2,022,360	319,592
Payable for investment securities purchased	14,263,125	8,630,647	-	-
Liability for securities on loan—Note 1(b)	1,455,166	-	9,759,111	-
Payable for shares of Beneficial Interest redeemed	498,833	268,558	844,860	1,637,502
Trustees fees and expenses payable	14,853	11,233	9,099	4,974
Other accrued expenses	25,300	38,201	47,896	22,689
	16,810,334	10,870,536	13,091,324	2,095,958
Net Assets ($)	1,229,058,641	991,505,282	910,125,913	257,493,895
Composition of Net Assets ($):
Paid-in capital	1,179,767,401	980,316,250	876,339,989	269,765,978
Total distributable earnings (loss)	49,291,240	11,189,032	33,785,924	(12,272,083)
Net Assets ($)	1,229,058,641	991,505,282	910,125,913	257,493,895
† Investments at cost ($)
Unaffiliated issuers	1,154,895,690	952,659,296	840,315,668	255,421,230
Affiliated issuers	6,751,620	3,958,057	15,791,147	1,021,712
†† Value of securities on loan ($)	36,656,420	29,533,832	9,983,181	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,220,361,833	985,280,196	907,432,797	255,766,903
Shares Outstanding	92,890,660	77,458,956	67,905,906	21,864,104
Net Asset Value Per Share ($)	13.14	12.72	13.36	11.70
Investor Shares
Net Assets ($)	8,696,808	6,225,086	2,693,116	1,726,992
Shares Outstanding	663,549	488,951	201,418	147,797
Net Asset Value Per Share ($)	13.11	12.73	13.37	11.68

See notes to financial statements.

35

STATEMENTS OF OPERATIONS
Year Ended August 31, 2019

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	35,626,131	24,618,432	33,623,216	5,552,588
Dividends:
Unaffiliated issuers	-	-	97,374	-
Affiliated issuers	225,129	161,427	225,558	70,914
Income from securities lending—Note 1(b)	43,142	113,432	34,920	1,398
Total Income	35,894,402	24,893,291	33,981,068	5,624,900
Expenses:
Investment advisory fee—Note 3(a)	4,330,408	3,688,500	3,231,346	825,863
Administration fee—Note 3(a)	1,327,250	1,130,620	990,383	289,318
Trustees’ fees and expenses—Note 3(c)	71,412	47,135	44,981	18,374
Professional fees	65,470	58,972	65,001	38,403
Registration fees	42,648	40,491	49,987	36,732
Loan commitment fees—Note 2	21,776	18,698	16,499	4,765
Custodian fees—Note 3(b)	20,213	13,251	12,727	10,684
Shareholder servicing costs—Note 3(b)	17,744	13,750	6,124	3,471
Prospectus and shareholders’ reports	15,397	14,346	9,789	10,587
Miscellaneous	60,767	61,432	65,140	51,753
Total Expenses	5,973,085	5,087,195	4,491,977	1,289,950
Investment Income—Net	29,921,317	19,806,096	29,489,091	4,334,950
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,164,045	(23,544)	(696,283)	(256,311)
Net change in unrealized appreciation (depreciation) on investments	72,423,132	36,833,553	56,169,978	4,650,787
Net Realized and Unrealized Gain (Loss) on Investments	76,587,177	36,810,009	55,473,695	4,394,476
Net Increase in Net Assets Resulting from Operations	106,508,494	56,616,105	84,962,786	8,729,426

See notes to financial statements.

36

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income—net	29,921,317	27,398,018	19,806,096	17,242,702
Net realized gain (loss) on investments	4,164,045	(2,202,329)	(23,544)	59,101
Net change in unrealized appreciation (depreciation) on investments	72,423,132	(36,331,602)	36,833,553	(22,312,859)
Net Increase (Decrease) in Net Assets Resulting from Operations	106,508,494	(11,135,913)	56,616,105	(5,011,056)
Distributions ($):
Distributions to shareholders:
Class M	(32,363,736)	(28,995,001)	(20,626,695)	(18,153,405)
Investor Shares	(183,711)	(200,456)	(105,175)	(113,811)
Total Distributions	(32,547,447)	(29,195,457)	(20,731,870)	(18,267,216)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	331,405,642	176,185,912	309,259,984	165,086,857
Investor Shares	12,797,348	5,354,917	10,100,720	6,381,831
Distributions reinvested:
Class M	5,732,624	5,366,251	4,351,073	3,961,878
Investor Shares	163,417	176,306	87,857	103,003
Cost of shares redeemed:
Class M	(193,135,213)	(139,925,758)	(197,964,592)	(150,729,882)
Investor Shares	(11,709,211)	(7,886,070)	(9,924,253)	(8,119,255)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	145,254,607	39,271,558	115,910,789	16,684,432
Total Increase (Decrease) in Net Assets	219,215,654	(1,059,812)	151,795,024	(6,593,840)
Net Assets ($):
Beginning of Period	1,009,842,987	1,010,902,799	839,710,258	846,304,098
End of Period	1,229,058,641	1,009,842,987	991,505,282	839,710,258
Capital Share Transactions (Shares):
Class Mb
Shares sold	26,579,240	14,054,695	25,089,497	13,339,023
Shares issued for distributions reinvested	458,444	430,151	350,519	321,068
Shares redeemed	(15,551,059)	(11,207,340)	(16,026,052)	(12,206,218)
Net Increase (Decrease) in Shares Outstanding	11,486,625	3,277,506	9,413,964	1,453,873
Investor Shares[b]
Shares sold	1,010,811	432,501	807,851	517,393
Shares issued for distributions reinvested	13,102	14,141	7,078	8,333
Shares redeemed	(925,491)	(633,295)	(795,357)	(656,561)
Net Increase (Decrease) in Shares Outstanding	98,422	(186,653)	19,572	(130,835)

[a]Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $1,233,701 for BNY Mellon Bond Fund and $504,314 for BNY Mellon Intermediate Bond Fund in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 1,005,564 Class M Shares representing $12,763,456 were exchanged for 1,008,116 Investor Shares for BNY Mellon Bond Fund and 810,821 Class M Shares representing $10,130,312 were exchanged for 810,289 Investor Shares for BNY Mellon Intermediate Bond Fund and during the period ended August 31, 2018, 366,553 Class M Shares representing $4,541,917 were exchanged for 367,572 Investor shares for BNY Mellon Bond Fund and 493,793 Class M Shares representing $6,087,135 were exchanged for 493,605 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income—net	29,489,091	27,058,341	4,334,950	2,064,823
Net realized gain (loss) on investments	(696,283)	1,947,248	(256,311)	(669,834)
Net change in unrealized appreciation (depreciation) on investments	56,169,978	(33,131,880)	4,650,787	(1,994,084)
Net Increase (Decrease) in Net Assets Resulting from Operations	84,962,786	(4,126,291)	8,729,426	(599,095)
Distributions ($):
Distributions to shareholders:
Class M	(30,561,472)	(29,491,847)	(4,742,075)	(2,361,769)
Investor Shares	(88,215)	(66,030)	(23,100)	(17,720)
Total Distributions	(30,649,687)	(29,557,877)	(4,765,175)	(2,379,489)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	290,340,609	171,919,330	159,178,787	93,340,190
Investor Shares	4,012,252	3,985,674	1,975,981	1,225,556
Distributions reinvested:
Class M	8,085,245	7,830,883	1,136,218	614,664
Investor Shares	51,068	43,854	20,280	16,141
Cost of shares redeemed:
Class M	(221,651,420)	(153,901,535)	(99,005,006)	(73,094,625)
Investor Shares	(4,077,876)	(4,184,996)	(1,786,082)	(1,469,386)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	76,759,878	25,693,210	61,520,178	20,632,540
Total Increase (Decrease) in Net Assets	131,072,977	(7,990,958)	65,484,429	17,653,956
Net Assets ($):
Beginning of Period	779,052,936	787,043,894	192,009,466	174,355,510
End of Period	910,125,913	779,052,936	257,493,895	192,009,466
Capital Share Transactions (Shares):
Class Mb
Shares sold	22,996,881	13,474,382	13,788,706	8,073,937
Shares issued for distributions reinvested	637,269	616,425	98,202	53,192
Shares redeemed	(17,734,127)	(12,113,421)	(8,562,362)	(6,310,266)
Net Increase (Decrease) in Shares Outstanding	5,900,023	1,977,386	5,324,546	1,816,863
Investor Shares[b]
Shares sold	317,130	314,900	170,546	106,303
Shares issued for distributions reinvested	4,037	3,449	1,754	1,398
Shares redeemed	(325,149)	(327,754)	(154,429)	(127,440)
Net Increase (Decrease) in Shares Outstanding	(3,982)	(9,405)	17,871	(19,739)

[a]Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $654,663 for BNY Mellon Corporate Bond Fund and $158,678 for BNY Mellon Short-Term U.S. Government Securities Fund in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended August 31, 2019, 292,673 Class M Shares representing $3,697,713 were exchanged for 292,567 Investor Shares for BNY Mellon Corporate Bond Fund and 160,577 Class M Shares representing $1,862,761 were exchanged for 160,810 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund and during the period ended August 31, 2018, 298,349 Class M Shares representing $3,774,682 were exchanged for 298,273 Investor Shares for BNY Mellon Corporate Bond Fund and 94,014 Class M Shares representing $1,084,907 were exchanged for 94,149 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

38

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.32	12.82	13.11	12.74	13.00
Investment Operations:
Investment income—net [a]	.35	.34	.32	.31	.29
Net realized and unrealized gain (loss) on investments	.84	(.48)	(.21)	.42	(.18)
Total from Investment Operations	1.19	(.14)	.11	.73	.11
Distributions:
Dividends from investment income—net	(.37)	(.36)	(.37)	(.36)	(.34)
Dividends from net realized gain on investments	-	-	(.03)	-	(.03)
Total Distributions	(.37)	(.36)	(.40)	(.36)	(.37)
Net asset value, end of period	13.14	12.32	12.82	13.11	12.74
Total Return (%)	9.89	(1.10)	.87	5.82	.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.56	.55
Ratio of net expenses to average net assets	.55	.55	.56	.56	.55
Ratio of net investment income to average net assets	2.77	2.70	2.50	2.38	2.21
Portfolio Turnover Rate	79.56	47.36	72.85	72.21	59.94
Net Assets, end of period ($ x 1,000)	1,220,362	1,002,899	1,001,290	1,030,685	1,010,387

a  Based on average shares outstanding.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.29	12.79	13.08	12.71	12.97
Investment Operations:
Investment income—net [a]	.32	.31	.28	.27	.26
Net realized and unrealized gain (loss) on investments	.84	(.48)	(.21)	.43	(.18)
Total from Investment Operations	1.16	(.17)	.07	.70	.08
Distributions:
Dividends from investment income—net	(.34)	(.33)	(.33)	(.33)	(.31)
Dividends from net realized gain on investments	-	-	(.03)	-	(.03)
Total Distributions	(.34)	(.33)	(.36)	(.33)	(.34)
Net asset value, end of period	13.11	12.29	12.79	13.08	12.71
Total Return (%)	9.60	(1.35)	.63	5.55	.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	2.47	2.46	2.24	2.14	1.95
Portfolio Turnover Rate	79.56	47.36	72.85	72.21	59.94
Net Assets, end of period ($ x 1,000)	8,697	6,944	9,613	9,619	8,221

a  Based on average shares outstanding.

See notes to financial statements.

40

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.26	12.60	12.74	12.55	12.75
Investment Operations:
Investment income—net [a]	.27	.25	.22	.20	.19
Net realized and unrealized gain (loss) on investments	.47	(.32)	(.10)	.25	(.15)
Total from Investment Operations	.74	(.07)	.12	.45	.04
Distributions:
Dividends from investment income—net	(.28)	(.27)	(.26)	(.26)	(.24)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.28)	(.27)	(.26)	(.26)	(.24)
Net asset value, end of period	12.72	12.26	12.60	12.74	12.55
Total Return (%)	6.09	(.58)	1.01	3.60	.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.56	.55
Ratio of net expenses to average net assets	.55	.55	.56	.56	.55
Ratio of net investment income to average net assets	2.15	2.03	1.77	1.61	1.46
Portfolio Turnover Rate	33.30	28.92	48.97	32.99	50.80
Net Assets, end of period ($ x 1,000)	985,280	833,954	838,741	869,419	877,322

a  Based on average shares outstanding.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.26	12.60	12.74	12.56	12.75
Investment Operations:
Investment income—net [a]	.23	.22	.19	.17	.15
Net realized and unrealized gain (loss) on investments	.48	(.33)	(.10)	.24	(.13)
Total from Investment Operations	.71	(.11)	.09	.41	.02
Distributions:
Dividends from investment income—net	(.24)	(.23)	(.23)	(.23)	(.21)
Dividends from net realized gain on investments	-	-	-	-	-
Total Distributions	(.24)	(.23)	(.23)	(.23)	(.21)
Net asset value, end of period	12.73	12.26	12.60	12.74	12.56
Total Return (%)	5.88	(.84)	.75	3.26	.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	1.88	1.78	1.52	1.36	1.21
Portfolio Turnover Rate	33.30	28.92	48.97	32.99	50.80
Net Assets, end of period ($ x 1,000)	6,225	5,756	7,563	8,247	7,468

a  Based on average shares outstanding.

See notes to financial statements.

42

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.52	13.06	13.07	12.59	12.96
Investment Operations:
Investment income—net [a]	.46	.44	.42	.39	.35
Net realized and unrealized gain (loss) on investments	.86	(.50)	.05	.54	(.31)
Total from Investment Operations	1.32	(.06)	.47	.93	.04
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.48)	(.45)	(.41)
Net asset value, end of period	13.36	12.52	13.06	13.07	12.59
Total Return (%)	10.81	(.48)	3.67	7.55	.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.56	.56	.56
Ratio of net expenses to average net assets	.56	.55	.56	.56	.56
Ratio of net investment income to average net assets	3.65	3.43	3.29	3.10	2.71
Portfolio Turnover Rate	30.95	33.36	33.05	34.99	34.56
Net Assets, end of period ($ x 1,000)	907,433	776,480	784,237	850,017	786,085

a  Based on average shares outstanding.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.53	13.07	13.07	12.59	12.96
Investment Operations:
Investment income—net [a]	.43	.37	.42	.35	.33
Net realized and unrealized gain (loss) on investments	.85	(.46)	.03	.55	(.32)
Total from Investment Operations	1.28	(.09)	.45	.90	.01
Distributions:
Dividends from investment income—net	(.44)	(.45)	(.45)	(.42)	(.38)
Net asset value, end of period	13.37	12.53	13.07	13.07	12.59
Total Return (%)	10.50	(.72)	3.53	7.29	.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.81	.81	.81
Ratio of net expenses to average net assets	.81	.80	.81	.81	.81
Ratio of net investment income to average net assets	3.41	3.06	3.02	2.83	2.46
Portfolio Turnover Rate	30.95	33.36	33.05	34.99	34.56
Net Assets, end of period ($ x 1,000)	2,693	2,573	2,807	1,793	5,315

a  Based on average shares outstanding.

See notes to financial statements.

44

	Class M Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.52	11.72	11.81	11.84	11.95
Investment Operations:
Investment income—net [a]	.21	.14	.08	.04	.06
Net realized and unrealized gain (loss) on investments	.20	(.18)	(.05)	.05	(.02)
Total from Investment Operations	.41	(.04)	.03	.09	.04
Distributions:
Dividends from investment income—net	(.23)	(.16)	(.12)	(.12)	(.15)
Net asset value, end of period	11.70	11.52	11.72	11.81	11.84
Total Return (%)	3.61	(.36)	.26	.77	.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.55	.55	.54
Ratio of net expenses to average net assets	.55	.56	.55	.55	.54
Ratio of net investment income to average net assets	1.84	1.20	.68	.37	.47
Portfolio Turnover Rate	119.53	61.04	65.98	100.46	105.49
Net Assets, end of period ($ x 1,000)	255,767	190,515	172,603	214,754	195,648

a  Based on average shares outstanding.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.50	11.71	11.79	11.82	11.93
Investment Operations:
Investment income—net [a]	.18	.11	.05	.01	.03
Net realized and unrealized gain (loss) on investments	.20	(.19)	(.04)	.05	(.02)
Total from Investment Operations	.38	(.08)	.01	.06	.01
Distributions:
Dividends from investment income—net	(.20)	(.13)	(.09)	(.09)	(.12)
Net asset value, end of period	11.68	11.50	11.71	11.79	11.82
Total Return (%)	3.31	(.69)	.10	.51	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.80	.80	.79
Ratio of net expenses to average net assets	.80	.81	.80	.80	.79
Ratio of net investment income to average net assets	1.54	.92	.43	.12	.22
Portfolio Turnover Rate	119.53	61.04	65.98	100.46	105.49
Net Assets, end of period ($ x 1,000)	1,727	1,494	1,753	1,906	1,576

a  Based on average shares outstanding.

See notes to financial statements.

46

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective June 3, 2019, The Dreyfus Corporation, each fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, each fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., each fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.” In addition, effective June 3, 2019, BNY Mellon Investment Adviser, Inc. serves as the funds’ investment adviser directly and not through BNY Mellon Fund Advisers, formerly a division of BNY Mellon Investment Adviser, Inc.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

47

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2019 in valuing each fund’s investments:

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Investments in Securities: †
Commercial Mortgage-Backed	-	-	18,691,361	-	-	-	18,691,361
Corporate Bonds	-	-	465,011,604	-	-	-	465,011,604
Foreign Governmental	-	-	7,913,118	-	-	-	7,913,118
Investment Companies	6,751,620	-	-	-	-	-	6,751,620
Municipal Securities	-	-	72,880,948	-	-	-	72,880,948
U.S. Government Agencies Mortgage-Backed	-	-	344,519,624	-	-	-	344,519,624
U.S. Treasury Securities	-	-	307,940,130	-	-	-	307,940,130

48

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Intermediate Bond Fund
Investments in Securities: †
Asset-Backed	-	-	501,538	-	-	-	501,538
Collateralized Municipal-Backed Securities	-	-	2,690,897	-	-	-	2,690,897
Corporate Bonds	-	-	427,244,699	-	-	-	427,244,699
Foreign Governmental	-	-	7,111,722	-	-	-	7,111,722
Investment Companies	3,958,057	-	-	-	-	-	3,958,057
Municipal Securities	-	-	39,422,076	-	-	-	39,422,076
U.S. Government Agencies Mortgage-Backed	-	-	9,613,238	-	-	-	9,613,238
U.S. Treasury Securities	-	-	493,796,008	-	-	-	493,796,008
BNY Mellon Corporate Bond Fund
Investments in Securities: †
Corporate Bonds	-	-	842,813,782	-	-	-	842,813,782
Equity Securities - Preferred Stocks	3,288,000	-	-	-	-	-	3,288,000
Foreign Governmental	-	-	5,891,306	-	-	-	5,891,306
Investment Companies	15,791,147	-	-	-	-	-	15,791,147
Municipal Securities	-	-	42,044,790	-	-	-	42,044,790
BNY Mellon Short-Term U.S. Government Securities Fund
Investments in Securities: †
Collateralized Municipal-Backed Securities	-	-	48,676,068	-	-	-	48,676,068
Investment Companies	1,021,712	-	-	-	-	-	1,021,712
Municipal Securities	-	-	5,571,655	-	-	-	5,571,655
U.S. Government Agencies Mortgage-Backed	-	-	123,449,385	-	-	-	123,449,385
U.S. Treasury Securities	-	-	79,632,243	-	-	-	79,632,243

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the

49

NOTES TO FINANCIAL STATEMENTS (continued)

market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2019.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 9,024
BNY Mellon Intermediate Bond Fund	22,989
BNY Mellon Corporate Bond Fund	6,721
BNY Mellon Short-Term U.S. Government Securities Fund	253

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2019, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2019, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2019.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2019 and August 31, 2018.

During the period ended August 31, 2019, as a result of permanent book to tax differences, BNY Mellon Short-Term U.S. Government Securities Fund increased total distributable earnings (loss) and decreased paid-in capital by the same amount as summarized in Table 6. These permanent book to tax differences are primarily due to the tax treatment for capital loss carryover expiration for BNY Mellon Short–Term U.S. Government Securities Fund. Net assets and net asset value per share were not affected by these reclassifications.

50

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Accumulated Capital (Losses) ($)	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Bond Fund	1,213,757	(10,397,447)	58,474,930
BNY Mellon Intermediate Bond Fund	688,826	(13,704,106)	24,204,312
BNY Mellon Corporate Bond Fund	1,057,813	(17,314,612)	50,042,723
BNY Mellon Short-Term U.S. Government Securities Fund	342,079	(14,505,981)	1,891,819

Table 4—Capital Loss Carryover
	Short-Term Losses($)	† Long-Term Losses($)
			†† Total($)
BNY Mellon Bond Fund	6,223,682	4,173,765	10,397,447
BNY Mellon Intermediate Bond Fund	5,188,194	8,515,912	13,704,106
BNY Mellon Corporate Bond Fund	4,219,604	13,095,008	17,314,612
BNY Mellon Short-Term U.S. Government Securities Fund	7,455,863	7,050,118	14,505,981

† Post-enactment short-term losses which can be carried forward for an unlimited period.

†† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid
	2019	2018
	Ordinary Income ($)	Ordinary Income ($)
BNY Mellon Bond Fund	32,547,447	29,195,457
BNY Mellon Intermediate Bond Fund	20,731,870	18,267,216
BNY Mellon Corporate Bond Fund	30,649,687	29,557,877
BNY Mellon Short-Term U.S. Government Securities Fund	4,765,175	2,379,489

Table 6—Return of Capital Statement of Position

	Total Distributable Earnings (Loss) ($)	Paid-in Capital ($)
BNY Mellon Short-Term U.S. Government Securities Fund	64,834	(64,834)

(g) New Accounting Pronouncements: Effective June 1, 2019, the funds adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the funds adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the funds for the period ended August 31, 2019.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $200 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2019, the funds did not borrow under the Facilities.

51

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor shares were charged during the period ended August 31, 2019, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 7—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 17,584
BNY Mellon Intermediate Bond Fund	13,572
BNY Mellon Corporate Bond Fund	6,046
BNY Mellon Short-Term U.S. Government Securities Fund	3,426

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the funds had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the funds will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2019 pursuant to the custody agreement.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2019 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—Custody Agreement Fees
Custody fees ($)
BNY Mellon Bond Fund	20,213
BNY Mellon Intermediate Bond Fund	13,251
BNY Mellon Corporate Bond Fund	12,727
BNY Mellon Short-Term U.S. Government Securities Fund	10,684

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 145
BNY Mellon Intermediate Bond Fund	160
BNY Mellon Corporate Bond Fund	77
BNY Mellon Short-Term U.S. Government Securities Fund	44

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During the period ended August 31, 2019, each fund was charged $11,539 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statements of Operations.

Table 10 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2019.

Table 12 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2019.

Table 10—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	414,222	126,710	2,249	7,586	38	2,252
BNY Mellon Intermediate Bond Fund	335,802	102,721	1,613	5,181	30	2,252
BNY Mellon Corporate Bond Fund	306,652	93,804	482	4,778	30	2,252
BNY Mellon Short-Term U.S. Government Securities Fund	77,128	26,964	402	4,446	9	2,252

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	1,000,955,465	855,630,246
BNY Mellon Intermediate Bond Fund	417,088,081	303,691,253
BNY Mellon Corporate Bond Fund	313,833,565	245,963,221
BNY Mellon Short-Term U.S. Government Securities Fund	334,413,604	274,287,834

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,165,233,475	63,632,482	5,157,552	58,474,930
BNY Mellon Intermediate Bond Fund	960,133,923	30,016,235	5,811,923	24,204,312
BNY Mellon Corporate Bond Fund	859,786,302	56,220,258	6,177,535	50,042,723
BNY Mellon Short-Term U.S. Government Securities Fund	256,459,244	2,282,258	390,439	1,891,819

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and investments in affiliated issuers, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2019

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IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 90.56% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 84.61% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 75.09% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

55

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 18-19, 2019, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds.

BNY Mellon Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one-, two- and four-year periods, when it was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median in certain periods when performance was below median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for seven of the ten one-year periods ended December 31st and above the Performance Universe median for all ten one-year periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Intermediate Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and at

56

or below the Performance Universe median for all periods, except for the four-year period when the fund’s performance was slightly above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median in certain periods when performance was below median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for seven of the ten one-year periods ended December 31st and above the Performance Universe median for nine of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Corporate Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above the Performance Group median for five of the past six one-year periods ended December 31st and above the Performance Universe medians for four of the past six one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for seven of the ten one-year periods ended December 31st and above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

As applicable to each fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser to each fund. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

57

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to BNY Mellon Corporate Bond Fund, the Board was satisfied with the fund’s performance.

• With respect to BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund, while the Board was concerned with the fund’s performance, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to each fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, or substantially similar agreements for other funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements, or substantially similar arrangements, in prior years. The Board determined to renew the Agreement.

58

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (76)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present) and Chair of Audit Committee (August 2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (83)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (82)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (63)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (71)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner of The Boston Herald since February 1994, President and Publisher (from 1994 to 2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media from 2001 to 2018

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

59

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 55 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since May 2016.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since May 2016.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

60

NOTES

61

NOTES

62

NOTES

63

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation	MFTAR0819-TB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2019

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 16, 2019

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through August 31, 2019, as provided by Patricia A. Larkin, Chief Investment Officer

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Government Money Market Fund’s Class M shares produced a yield of 2.04%, and its Investor shares produced a yield of 1.79%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced effective yields of 2.06% and 1.81%, respectively.1

Yields of money market instruments moved higher over the reporting period, but the Federal Reserve Board (the “Fed”) shifted its interest-rate policy and implemented a reduction in the federal funds target rate amid expectations of weaker economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest) repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a “government money market fund,” as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

The Fed Cuts Rates Amid Growth Concerns

Yields of money market instruments moved higher during the reporting period, but as the pace of economic growth seemed likely to slow, the Fed backed away from its hawkish stance on interest rates, reducing the federal funds rate by a quarter point in July 2019.

Early in the reporting period, economic data remained strong, and the Fed continued to tighten the federal funds rate. In September 2018, job creation amounted to 108,000 jobs, the unemployment rate fell to 3.7% and the Fed hiked the federal funds target rate to between 2.00%-2.25%. In October 2018, new jobs rebounded to 277,000, while the unemployment rate edged up to 3.8%.

Job creation slipped in November 2018, totaling 196,000, but unemployment fell back to 3.7%. December 2018 saw a rebound in job creation, with new positions amounting to 227,000, but unemployment rose somewhat, reaching 3.9%. Despite steady economic growth and a strong labor market, inflation remained subdued. The core inflation rate (which excludes food and energy) as measured by the Personal Consumption Expenditures (PCE) Index, came in at 1.7% for the fourth quarter of 2018, below the Fed’s 2.0% target.

The Fed raised the federal funds target rate to 2.25%-2.50% in December 2018, but as economic data became more mixed, Fed Chair Jerome Powell said the central bank would take a more data-dependent approach to future rate increases, leading many investors to expect fewer rate hikes in 2019. In January 2019, the economy produced 312,000 new jobs, but the unemployment rate climbed to 4.0%, still low by historical standards. The Fed left the federal funds target rate unchanged at 2.25%-2.50%. February 2019 saw job creation plummet to just 56,000, while unemployment dropped to 3.8%.

In March 2019, new jobs totaled 153,000, while the unemployment rate remained steady at 3.8%. The Fed left the federal funds rate unchanged. In April 2019, the economy added 216,000 jobs, and the unemployment rate slipped to 3.6%. The economy grew by 3.1% during the first quarter of 2019, beating expectations, while the core inflation rate, as measured by the PCE Index, fell to 1.1%, well below the Fed’s inflation target of 2.0%.

In May 2019, job creation plummeted to just 62,000 positions, while the unemployment rate remained unchanged, at 3.6%. In June 2019, the economy added 178,000 jobs, and the jobless rate edged up to 3.7%. July 2019 saw 166,000 new jobs added, and unemployment remained unchanged. Economic growth in the second quarter of 2019 slipped to just 2.0%, but the PCE Index jumped to 1.9%. In August 2019, the economy added an estimated 168,000 jobs, and the unemployment rate stayed steady.

The Fed Reduces Rates, More Cuts Expected

The Fed moved away from its hawkish stance on interest rates during the reporting period, saying that it would take a more data-dependent approach, and in August 2019 it lowered the federal funds rate by a quarter point to 2.00%-2.25%. As interest rates rose early in the reporting period, we maintained the fund’s weighted-average maturity in a range that was modestly shorter than industry averages. This strategy was intended to capture potential higher yields as they became available. Given the changing interest-rate environment, we have extended the average life of the portfolio in anticipation of further rate cuts. As always, we have retained our longstanding focus on quality and liquidity.

September 16, 2019

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

4

For the period from September 1, 2018 through August 31, 2019, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 1.31%, and Investor shares produced a yield of 1.05%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 1.31% and 1.06%, respectively.1

Yields of municipal money market instruments generally fell during the reporting period as the Federal Reserve Board (the “Fed”) implemented a reduction in the federal funds rate. Supply-and-demand dynamics in the municipal securities market also contributed to the performance of tax-exempt money market instruments.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund’s holdings may be subject to the federal alternative minimum tax.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Demand Remains Strong, State Fiscal Balances Improve

The reporting period began with an upturn in new issuance, reversing the drought seen earlier in 2018. In the one-year maturity range, this increase in issuance pushed the one-year note index from Municipal Market Analytics to the 2.00% level, but strong demand, combined with a change in the Fed’s stance on future interest-rate cuts, pushed that level down to 1.75% early in 2019 as supply failed to keep pace. The flattening of the yield curve also fueled demand. Interest in single-state funds increased as well, especially in high-tax states, where investors felt the effects of the new federal cap on the deductibility of state and local taxes.

In the first quarter of 2019, flows into tax-exempt funds remained strong, keeping a lid on rates of variable-rate securities. However, the industry experienced large outflows toward the end of April 2019 as payments for 2018 tax bills came into play and caused rates on variable-rate demand notes to rise. On fixed-rate securities, yields declined as the market digested the change on interest-rate expectations resulting from the shift in the Fed’s interest-rate stance. This resulted in a downward trend in fixed-income tax-exempt yields, moving the one-year index level from Municipal Market Analytics down from 2.00% to 1.60%.

Following income tax-related outflows in April 2019, asset levels in tax-exempt money market funds stabilized. During the summer months, inflows from coupon payments and maturities caused rates on variable-rate demand notes to decline. The yield on the Securities Industry and Financial Markets Association (SIFMA) Index averaged 1.61% in 2019 through April 30, above the 1.42% average for 2018. Over the remainder of the reporting period, however, this yield fell to 1.49%. (The SIFMA Index is a weekly, high grade market index comprised of seven-day, tax-exempt, variable-rate demand notes produced by Bloomberg LP.)

With demand remaining healthy, the downward trend in fixed-income tax-exempt yields also continued, moving the one-year index level from Municipal Market Analytics down to 1.15% toward the end of the reporting period. Demand for shorter maturities was fueled in part by the continued flattening of the yield curve.

Toward the end of the reporting period, the majority of states had an enacted budget (46 states begin the fiscal year on July 1, and only two had delayed budgets). Financial performance remained sound as revenue growth continued in fiscal year 2019, with economic indicators remaining positive. Personal income tax, corporate income tax and sales tax revenue all showed overall growth. However, uncertainty over the future direction of the economy and consumer spending prompted most states to prioritize bolstering reserve or “rainy day” funds to guard against a potential slowdown.

Maintaining a Prudent Investment Posture

In an environment in which the yield curve has flattened and even inverted at times, with shorter maturities yielding as much or more than longer maturities, most municipal money market funds have maintained short weighted-average maturities. The fund was no exception, enabling it to capture relatively attractive yields without the risk associated with longer-dated issues.

We have continued to identify what we believe to be low credit-risk opportunities among certain state general obligation bonds; essential service revenue bonds issued by water, sewer and electric enterprises; select local credits with strong financial positions and stable tax bases; and various health care and education issuers.

The Federal Reserve Reduces Rates, More Cuts Expected

At its first meeting of the year on January 30, 2019, the Fed said it would be patient about any future interest-rate moves and signaled flexibility on the path for reducing its balance sheet. This was a pivotal change from the December 2018 meeting, which had sent signals of higher interest rates. The Fed kept the target range for the federal funds rate steady at 2.25%- 2.50%, but citing global economic and financial developments, as well as muted inflation pressures, the Fed’s statement marked a broader shift toward risk management.

On July 31, 2019, the Fed followed through on this shift in stance and cut the federal funds target rate, lowering it by a quarter point to 2.00%-2.25%. Many Federal Open Market Committee (FOMC) participants now see that the case for somewhat more accommodative monetary policy has strengthened, and the FOMC has indicated it will continue to monitor economic data and respond with policy changes when needed.

In light of these developments and the market’s ongoing adjustment to the new tax laws, we intend to emphasize liquidity. In addition, we believe that a focus on preservation of capital remains the prudent course for the fund’s management.

September 16, 2019

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by BNY Mellon Investment Adviser, Inc.), involve credit and liquidity risks and risk of principal loss.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.52	$2.79
Ending value (after expenses)	$1,010.60	$1,009.30
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.52	$2.78
Ending value (after expenses)	$1,006.70	$1,005.40
Annualized expense ratio (%)	.30	.55

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.53	$2.80
Ending value (after expenses)	$1,023.69	$1,022.43
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.53	$2.80
Ending value (after expenses)	$1,023.69	$1,022.43
Annualized expense ratio (%)	.30	.55

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

August 31, 2019

BNY Mellon Government Money Market Fund
U.S. Government Agencies - 36.1%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
9/3/19, PRIME -3.08%	2.17	10,000,000	[a]	9,999,946
Federal Home Loan Banks:
9/8/19, 1 Month LIBOR -.07%	2.15	20,000,000	[a]	20,000,024
9/3/19, SOFR +.02%	2.14	25,000,000	[a]	25,000,000
11/21/19, SOFR +.04%	2.20	10,000,000	[a]	10,000,000
9/27/19, SOFR +.07%	2.23	10,000,000	[a]	10,000,000
9/3/19, SOFR +.04%	2.16	25,000,000	[a]	25,000,000
Federal Home Loan Banks:
9/4/19	2.36	50,000,000	[b]	49,990,292
10/7/19	2.16	125,000,000	[b]	124,733,750
11/6/19	2.06	25,000,000	[b]	24,907,417
Total U.S. Government Agencies (cost $299,631,429)				299,631,429
U.S. Treasury Bills - 10.8%
1/16/20	2.05	75,000,000	[b]	74,426,312
2/27/20	1.88	15,000,000	[b]	14,863,140
Total U.S. Treasury Bills (cost $89,289,452)				89,289,452
U.S. Treasury Notes - 4.2%
1/15/20	1.38	25,000,000		24,937,801
2/29/20	1.25	10,000,000		9,965,856
Total U.S. Treasury Notes (cost $34,903,657)				34,903,657
U.S. Treasury Floating Rate Notes - 14.5%
9/4/19, 3 Month U.S. T-BILL FLAT	1.96	25,000,000	[a]	24,998,682
9/4/19, 3 Month U.S. T-BILL +.04%	2.00	35,000,000	[a]	34,998,676
9/4/19, 3 Month U.S. T-BILL +.05%	2.00	25,000,000	[a]	25,001,315
9/4/19, 3 Month U.S. T-BILL +.12%	2.07	5,000,000	[a]	4,999,904
9/4/19, 3 Month U.S. T-BILL +.14%	2.10	25,000,000	[a]	25,002,635
9/4/19, 3 Month U.S. T-BILL +.22%	2.18	5,000,000	[a]	5,000,471
Total U.S. Treasury Floating Rate Notes (cost $120,001,683)				120,001,683

7

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Government Money Market Fund (continued)
Repurchase Agreements - 34.4%	Annualized Yield (%)	Principal Amount ($)	Value ($)
ABN Amro Bank , Tri-Party Agreement thru BNY Mellon, dated 8/30/19, due at 9/3/19 in the amount of $100,023,888 (fully collateralized by original par $91,596,911 U.S. Treasuries (including strips) 1.75%-6.63% due 9/30/2020-05/15/2045 value $102,000,011)	2.15	100,000,000	100,000,000
Credit Agricole CIB , Tri-Party Agreement thru BNY Mellon, dated 8/30/19, due at 9/3/19 in the amount of $106,025,322 (fully collateralized by original par $101,742,219 U.S. Treasuries (including strips) 0.00%-4.38% due 1/15/2020-2/15/2048 value $108,120,001)	2.15	106,000,000	106,000,000
HSBC Securities USA , Tri-Party Agreement thru BNY Mellon, dated 8/28/19, due at 9/4/19 in the amount of $80,034,067 (fully collateralized by original par $108,718,168 U.S. Treasuries (including strips) 0.00%-3.00% due 12/31/2019-05/15/2049 value $81,600,000)	2.19	80,000,000	80,000,000
Total Repurchase Agreements (cost $286,000,000)			286,000,000
Total Investments (cost $829,826,221)		100.0%	829,826,221
Cash and Receivables (Net)		.0%	318,406
Net Assets		100.0%	830,144,627

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Securities	65.6
Repurchase Agreements	34.4
100.0

† Based on net assets.

See notes to financial statements.

8

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 100.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 8.2%
Huntsville Health Care Authority, COP, Ser. B	1.38	10/16/19	20,000,000		20,000,000
Mobile County Industrial Development Authority, Revenue Bonds (LOC; Swedbank AB) Ser. B	1.52	9/5/19	40,000,000	[a]	40,000,000
Tender Option Bond Trust Receipts (Series 2018-XL0098), (Black Belt Energy Gas District, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada and Guaranty Agreement; Royal Bank of Canada)), Trust Maturity Date 12/1/2022	1.44	9/5/19	4,500,000	[a,b,c]	4,500,000
				64,500,000
Alaska - 1.4%
Tender Option Bond Trust Receipts (Series 2017-XL0044), (Alaska Municipal Bond Bank Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 4/1/2025	1.45	9/5/19	6,750,000	[a,b,c]	6,750,000
Tender Option Bond Trust Receipts (Series 2017-XM0532), (Alaska Municipal Bonds Bank Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 4/1/2025	1.45	9/5/19	4,665,000	[a,b,c]	4,665,000
				11,415,000
Arizona - 2.5%
Casa Grande Industrial Development Authority, Revenue Bonds, Refunding (Center Park Apartments Project) (LOC; FNMA)	1.40	9/5/19	500,000	[a]	500,000
Tempe Industrial Development Authority, Revenue Bonds (The Centers for Habilitation Project) (LOC; Wells Fargo Bank NA)	1.51	9/5/19	565,000	[a]	565,000
Tender Option Bond Trust Receipts (Series 2018-XF0695), (Phoenix Civic Improvement Corporation, Revenue Bonds, Refunding (Liquidity Facility; JPMorgan Chase Bank NA and LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 7/1/2025	1.40	9/5/19	5,000,000	[a,b,c]	5,000,000
Tender Option Bond Trust Receipts (Series 2019-BAML8004), (Maricopa County Industrial Development Authority, Revenue Bonds (Capri on Camelback Project) (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 5/1/2058	1.43	9/6/19	9,370,000	[b,c]	9,370,000
Tender Option Bond Trust Receipts (Series 2019-XG0231), (Illinois Finance Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA and LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 1/1/2054	1.43	9/6/19	4,070,000	[b,c]	4,070,000
				19,505,000
California - 11.1%
California Enterprise Development Authority, Revenue Bonds (Pocino Foods Company Project) (LOC; City National Bank) Ser. A	1.39	9/5/19	2,920,000	[a]	2,920,000
California Enterprise Development Authority, Revenue Bonds (Regional Properties, Inc. Project) (LOC; City National Bank)	1.37	9/5/19	15,000,000	[a,b]	15,000,000
California Enterprise Development Authority, Revenue Bonds (Tri Tool Inc. Project) (LOC; Comerica Bank) Ser. A	1.43	9/5/19	100,000	[a]	100,000
California State University, COP, Ser. A	1.15	10/3/19	11,250,000		11,247,100
Mizuho Floater/Residual Trust, Special Tax Bonds (LOC; Mizuho Bank Ltd)	1.50	9/5/19	15,000,000	[a,b]	15,000,000
San Francisco City & County Lease Authority, COP, Ser. 2	1.17	10/10/19	33,763,000		33,753,332
Tender Option Bond Trust Receipts (Series 2015-ZF0183), (Los Angeles County Public Works Finance Authority, Revenue Bonds, Refunding (Liquidity Agreement; JP Morgan Chase Bank NA)), Trust Maturity Date 12/1/2022	1.38	9/5/19	3,225,000	[a,b,c]	3,225,000

9

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 11.1% (continued)
Tender Option Bond Trust Receipts (Series 2017-XF0578), (Pittsburg Unified School District, GO, Refunding (Liquidity Facility; TD Bank NA)), Trust Maturity Date 8/1/2044	1.40	9/5/19	1,620,000	[a,b,c]	1,620,000
Tender Option Bond Trust Receipts (Series 2019-XF2835), (California Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC)), Trust Maturity Date 7/1/2042	1.45	9/5/19	4,440,000	[a,b,c]	4,440,000
Tender Option Bond Trust Receipts (Series 2019-XG0243), (Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America NA and LOC; Bank of America NA)), Trust Maturity Date 1/15/2053	1.39	9/6/19	610,000	[b,c]	610,000
				87,915,432
Colorado - 1.8%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Boulder Country Day School Project) (LOC; Wells Forgo Bank NA)	1.46	9/5/19	1,810,000	[a]	1,810,000
Colorado Health Facilities Authority, Revenue Bonds (Boulder Community Hospital Project) (LOC; JPMorgan Chase Bank)	1.44	9/4/19	7,000,000	[a]	7,000,000
Colorado Springs, Revenue Bonds, Ser. B	1.42	9/5/19	300,000	[a]	300,000
Jefferson County, Revenue Bonds (Rocky Mountain Butterfly Consortium Project) (LOC; Wells Forgo Bank NA)	1.46	9/5/19	885,000	[a]	885,000
Tender Option Bond Trust Receipts (Series 2019-XM0767), (Colorado State Health Facilities Authority, Revenue Bonds, Refunding (Liquidity Agreement; Barclays Bank PLC)), Trust Maturity Date 8/1/2049	1.40	9/5/19	4,185,000	[a,b,c]	4,185,000
				14,180,000
District of Columbia - 2.3%
Columbia, Revenue Bonds (DC Preparatory Academy) (LOC; Manufacturers & Traders)	1.45	9/6/19	1,400,000	[a]	1,400,000
Columbia, Revenue Bonds (District of Columbia Preparatory Academy Issue) (LOC; Manufacturers & Traders)	1.45	9/6/19	3,610,000	[a]	3,610,000
Tender Option Bond Trust Receipts (Series 2019-BAML8001), (District of Columbia Housing Finance Agency, Revenue Bonds (Liquidity Facility; U.S. Bank NA)) , Trust Maturity Date 8/1/2047	1.43	9/6/19	6,805,000	[b,c]	6,805,000
Tender Option Bond Trust Receipts (Series 2019-BAML8002), (Illinois Finance Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA and LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 3/1/2052	1.43	9/6/19	6,050,000	[b,c]	6,050,000
				17,865,000
Florida - 7.1%
Collier County Industrial Development Authority, Revenue Bonds (Redlands Christian Migrant Association, Inc. Project) (LOC; Bank of America NA)	1.46	9/5/19	2,020,000	[a]	2,020,000
Florida Development Finance Corp., Revenue Bonds (Center Court Properties, LLC Project) (LOC; Wells Fargo Bank NA)	1.43	9/5/19	1,300,000	[a]	1,300,000
Gainesville Utilities System, Revenue Bonds, Refunding, Ser. A	1.39	9/4/19	5,050,000	[a]	5,050,000
Jacksonville, Revenue Bonds (Edward Waters College Project) (LOC; Wells Forgo Bank NA)	1.46	9/5/19	2,500,000	[a]	2,500,000
Jacksonville, Revenue Bonds (Edward Waters College Project) (LOC; Wells Forgo Bank NA)	1.46	9/5/19	235,000	[a]	235,000
Miami-Dade County, Revenue Bonds (LOC; PNC Bank Bank NA) Ser. E	1.37	9/5/19	35,000,000	[a]	35,000,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 7.1% (continued)
Palm Beach County, Revenue Bonds, Refunding (LOC; Northern Trust Company)	1.43	9/5/19	1,975,000	[a]	1,975,000
Pinellas County Health Facilities Authority, Revenue Bonds (Hospice of the Florida Suncoast Inc Project ) (LOC; Wells Fargo Bank NA)	1.46	9/5/19	200,000	[a]	200,000
Tender Option Bond Trust Receipts (Series 2019-BAML7005), (Alachua County Health Facilities Authority, Revenue Bonds (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 12/1/2037	1.32	9/6/19	8,250,000	[b,c]	8,250,000
				56,530,000
Georgia - 2.5%
Heard County Development Authority, Revenue Bonds (LOC;JP Morgan Chase Bank NA)	1.39	9/4/19	2,550,000	[a]	2,550,000
Monroe County Development Authority, Revenue Bonds, Refunding (LOC; JP Morgan Chase Bank NA) Ser. B	1.39	9/4/19	6,575,000	[a]	6,575,000
RBC Municipal Products Inc. Trust, Revenue Bonds (LOC; Royal Bank of Canada) Ser. E107	1.41	9/5/19	7,050,000	[a,b]	7,050,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	1.43	9/5/19	3,200,000	[a,b,c]	3,200,000
				19,375,000
Illinois - 7.6%
Illinois Development Finance Authority, Revenue Bonds (LOC; BMO Harris Bank NA)	1.39	9/4/19	3,100,000	[a]	3,100,000
Illinois Development Finance Authority, Revenue Bonds (North Shore Senior Center Project) (LOC;JP Morgan Chase Bank NA)	1.43	9/4/19	7,000,000	[a]	7,000,000
Illinois Educational Facilities Authority, Revenue Bonds (LOC; Citi Bank NA)	1.41	9/4/19	200,000	[a]	200,000
Illinois Educational Facilities Authority, Revenue Bonds, Refunding (LOC; Northern Trust Company)	1.39	9/4/19	800,000	[a]	800,000
Illinois Finance Authority, Revenue Bonds (Everest Academy of Lemont Inc. Project) (LOC; First Midwest Bank NA)	1.46	9/5/19	4,915,000	[a]	4,915,000
Illinois Finance Authority, Revenue Bonds (Marwen Foundation Project) (LOC; Northern Trust Company)	1.43	9/5/19	3,810,000	[a]	3,810,000
Illinois Finance Authority, Revenue Bonds, Refunding (LOC; BMO Harris Bank NA)	1.39	9/4/19	1,100,000	[a]	1,100,000
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. C1	1.39	9/4/19	6,345,000	[a]	6,345,000
Illinois Housing Development Authority, Revenue Bonds (LOC; FREDDIE Mac)	1.39	9/5/19	7,370,000	[a]	7,370,000
Tender Option Bond Trust Receipts (Series 2018-XF0711), (Illinois Finance Authority, Revenue Bonds, Refunding (Liquidity Agreement; JPMorgan Chase Bank NA and LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 11/15/2040	1.40	9/5/19	23,250,000	[a,b,c]	23,250,000
University of Illinois, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.39	9/4/19	1,900,000	[a]	1,900,000
University of Illinois, Revenue Bonds, Refunding (LOC; JP Morgan Chase Bank NA)	1.39	9/4/19	565,000	[a]	565,000
				60,355,000
Indiana - .5%
Crawfordsville, Revenue Bonds, Refunding (National Service Industries Inc., Project) (LOC, Wells Forgo Bank NA)	1.46	9/5/19	4,000,000	[a]	4,000,000

11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Iowa - .6%
Tender Option Bond Trust Receipts (Series 2018-ZF2627), (Iowa Finance Authority, Health Facilities Revenue Bonds (Liquidity Facility; Morgan Stanley Bank)), Trust Maturity Date 2/15/2035	1.40	9/5/19	5,000,000	[a,b,c]	5,000,000
Maryland - 2.6%
Baltimore County, Revenue Bonds, Refunding (LOC; M&T Bank)	1.46	9/4/19	760,000	[a]	760,000
Maryland Economic Development Corp., Revenue Bonds (LOC; Bank of America) (LOC; Bank of America NA)	1.40	9/5/19	3,020,000	[a]	3,020,000
Maryland Economic Development Corp., Revenue Bonds (Prologue, Inc. Project) (LOC; Bank of America NA)	1.44	9/5/19	1,890,000	[a]	1,890,000
Tender Option Bond Trust Receipts (Series 2017-XG0146), (Medical Health and Higher Educational Facilities Authority, Revenue Bonds (LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 11/15/2024	1.40	9/5/19	6,635,000	[a,b,c]	6,635,000
Tender Option Bond Trust Receipts (Series 2019-XF2832), (Maryland State Economic Development Corporation, Revenue Bonds (N Wolfe Street LLC Project) (Liquidity Agreement; Mizuho Capital Markets LLC and LOC; Mizuho Capital Markets LLC)), Trust Maturity Date 7/1/2037	1.45	9/5/19	8,000,000	[a,b,c]	8,000,000
					20,305,000
Michigan - 2.6%
Tender Option Bond Trust Receipts (Series 2018 XF0686), (Michigan Finance Authority, Revenue Bonds (Charter County of Wayne Criminal Justice Center) (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 11/1/2040	1.40	9/5/19	17,500,000	[a,b,c]	17,500,000
Tender Option Bond Trust Receipts (Series 2019-XF2825), (Michigan State Finance Authority, Revenue Bonds (Liquidity Agreement; Barclays Bank PLC)), Trust Maturity Date 2/15/2047	1.43	9/5/19	3,300,000	[a,b,c]	3,300,000
				20,800,000
Minnesota - 1.0%
Minneapolis, Revenue Bonds (LOC; JP Morgan Chase Bank NA) Ser. B	1.39	9/4/19	2,000,000	[a]	2,000,000
Minneapolis, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.46	9/5/19	2,320,000	[a]	2,320,000
Minnesota Higher Education Facilities Authority, Revenue Bonds (Macalester College)	1.45	9/5/19	2,400,000	[a]	2,400,000
St. Paul Housing & Redevelopment Authority, Revenue Bonds (LOC; U.S. Bank NA)	1.48	9/5/19	775,000	[a]	775,000
				7,495,000
Missouri - 2.4%
RBC Municipal Products Inc. Trust, Revenue Bonds (LOC; Royal Bank of Canada) Ser. C17	1.39	9/5/19	5,000,000	[a,b]	5,000,000
RBC Municipal Products Inc. Trust, Revenue Bonds, Refunding (LOC; Royal Bank of Canada) Ser. C16	1.41	9/5/19	14,000,000	[a,b]	14,000,000
				19,000,000
Nebraska - .6%
Omaha Public Power District, COP, Ser. A	1.35	12/10/19	5,000,000		5,000,000
Nevada - 1.5%
Tender Option Bond Trust Receipts (Series 2018-XG0199), (Las Vegas Convention & Visitors Authority, Revenue Bonds (Liquidity Facility; Royal Bank of Canada)), Trust Maturity Date 1/1/2042	1.43	9/5/19	7,185,000	[a,b,c]	7,185,000

12

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Nevada - 1.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF2806), (Las Vegas Convention and Visitors Authority Convention Center Expansion, Revenue Bonds (Liquidity Agreement; Wells Fargo Bank NA)), Trust Maturity Date 7/1/2049	1.45	9/5/19	4,605,000	[a,b,c]	4,605,000
				11,790,000
New Jersey - 1.4%
Tender Option Bond Trust Receipts (Series 2016-ZF0468), (New Jersey Transportation Trust Fund Authority, Revenue Bonds (LOC; Royal Bank of Canada)), Trust Maturity Date 12/15/2020	1.40	9/5/19	9,850,000	[a,b,c]	9,850,000
Tender Option Bond Trust Receipts (Series 2016-ZF0470), (New Jersey Turnpike Authority, Revenue Bonds (LOC; Royal Bank of Canada)), Trust Maturity Date 7/1/2020	1.40	9/5/19	1,300,000	[a,b,c]	1,300,000
				11,150,000
New York - 7.3%
Eastport-South Manor Central School District, GO (Insured; State Aid Withholding)	2.00	3/26/20	4,000,000		4,018,669
New York City, GO (LOC; Mizuho Bank, Ltd.) Ser. A3	1.52	9/3/19	1,200,000	[a]	1,200,000
New York City Transitional Finance Authority, Special Tax Bonds (Liquidity Facility; Mizuho Bank, Ltd.) Ser. D3	1.52	9/3/19	4,800,000	[a]	4,800,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Mizuho Bank Ltd.) Ser. AA5	1.52	9/3/19	5,700,000	[a]	5,700,000
New York State Dormitory Authority, Revenue Bonds, Refunding (LOC; Mizuho Bank Ltd.) Ser. B	1.45	9/4/19	15,000,000	[a]	15,000,000
Tender Option Bond Trust Receipts (Series 2018-XF0615), (Metropolitan Transportation Authority, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 11/15/2025	1.43	9/5/19	12,375,000	[a,b,c]	12,375,000
Tender Option Bond Trust Receipts (Series 2018-XF0623), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Liquidity Facility; TD Bank NA)) , Trust Maturity Date 11/15/2042	1.47	9/5/19	5,000,000	[a,b,c]	5,000,000
Tender Option Bond Trust Receipts (Series 2018-XM0697), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 11/15/2042	1.50	9/6/19	4,000,000	[b,c]	4,000,000
Tender Option Bond Trust Receipts (Series 2018-XM0700), (Hudson Yards Infrastructure Corp., Revenue Bonds (Liquidity Agreement; Toronto-Dominion Bank)), Trust Maturity Date 2/15/2039	1.40	9/5/19	6,020,000	[a,b,c]	6,020,000
				58,113,669
Ohio - 2.4%
Salem, Revenue Bonds (Community Center, Inc. Project) (LOC; PNC Bank NA)	1.36	9/5/19	115,000	[a]	115,000
Tender Option Bond Trust Receipts (Series 2018-XG0206), (Cuyahoga County, COP (Convention Hotel Project) (Liquidity Agreement; Bank of America)), Trust Maturity Date 12/1/2044	1.47	9/6/19	4,255,000	[b,c]	4,255,000
Tender Option Bond Trust Receipts (Series 2018-YX1079), (Columbus-Franklin County Finance Authority, Revenue Bonds (Storypoint Grove City Project) (Liquidity Agreement; Barclays Bank PLC and LOC; Barclays Bank PLC)), Trust Maturity Date 9/1/2025	1.50	9/5/19	14,590,000	[a,b,c]	14,590,000
				18,960,000
Oklahoma - 2.3%
Tender Option Bond Trust Receipts (Series 2018-XX1096), (Oklahoma Development Finance Authority, Revenue Bonds (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)), Trust Maturity Date 8/15/2057	1.39	9/5/19	18,235,000	[a,b,c]	18,235,000

13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - .3%
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (Girl Scouts of Eastern Pennsylvania Inc Project) (LOC; TD Bank NA)	1.50	9/5/19	120,000	[a]	120,000
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	1.50	9/6/19	1,995,000	[a]	1,995,000
				2,115,000
South Carolina - 2.9%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.46	9/5/19	2,090,000	[a]	2,090,000
Tender Option Bond Trust Receipts (Series 2017-XG0149), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Liquidity Facility; Barclays Bank PLC)), Trust Maturity Date 12/1/2050	1.39	9/5/19	21,190,000	[a,b,c]	21,190,000
				23,280,000
Tennessee - 4.5%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett and Platt, Inc. Project) (LOC; Wachovia Bank NA)	1.48	9/4/19	1,750,000	[a]	1,750,000
Tender Option Bond Trust Receipts (Series 2017-XG0145), (Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Revenue Bonds (Vanderbilt University Medical Center Program) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)), Trust Maturity Date 7/1/2048	1.39	9/5/19	3,485,000	[a,b,c]	3,485,000
Tender Option Bond Trust Receipts (Series 2018-XL0062), (Met Government Nashville & Davidson County, Health and Educational Facility Board, Revenue Bonds (Liquidity Facility; Citibank NA and LOC; Citibank NA)), Trust Maturity Date 7/1/2024	1.41	9/5/19	4,420,000	[a,b,c]	4,420,000
The Blount County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. A1	1.39	9/5/19	25,735,000	[a]	25,735,000
				35,390,000
Texas - 14.5%
Atascosa County Industrial Development Corp., Revenue Bonds, Refunding (San Miguel Electric Cooperative Inc.) (SPA; National Rural Utilities Cooperative Finance Corp.)	1.35	9/5/19	10,100,000	[a]	10,100,000
Gulf Coast Industrial Development Authority, Revenue Bonds, Refunding (LOC; BNP Paribas)	1.44	9/5/19	6,200,000	[a]	6,200,000
Houston Texas Combined Utility System, COP, Ser. B6	1.27	9/6/19	29,795,000		29,794,240
Lower Colorado River Authority, COP, Ser. B	1.30	9/6/19	13,178,000		13,178,000
Tender Option Bond Trust Receipts (Series 2016-XM0187), (Texas Municipal Gas Acquisition and Supply Corporation III, Revenue Bonds (Liquidity Facility; JPMorgan Chase Bank and LOC; JPMorgan Chase Bank)), Trust Maturity Date 12/15/2028	1.41	9/5/19	5,000,000	[a,b,c]	5,000,000
Tender Option Bond Trust Receipts (Series 2018-XM0698), (Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds (Liquidity Agreement; Credit Suisse)), Trust Maturity Date 8/15/2024	1.39	9/5/19	4,585,000	[a,b,c]	4,585,000
Texas, GO (Veterans Bonds)	1.50	9/4/19	40,000,000	[a]	40,000,000
University of Houston, COP, Ser. A	1.36	10/4/19	5,735,000		5,735,000
					114,592,240
Vermont - .1%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (LOC; People's United Bank)	1.65	9/5/19	515,000	[a]	515,000

14

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Virginia - .5%
Fairfax County Economic Development Authority, Revenue Bonds (Capital Hospice) (LOC, Branch Banking & Trust)	1.42	9/5/19	1,490,000	[a]	1,490,000
Greene County Economic Development Authority, Revenue Bonds (LOC; Branch Banking & Trust)	1.39	9/5/19	2,150,000	[a]	2,150,000
Norfolk Economic Development Authority, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.46	9/5/19	235,000	[a]	235,000
				3,875,000
Washington - 3.4%
King County, GO, Refunding, Ser. B	1.37	9/4/19	23,000,000	[a]	23,000,000
Tender Option Bond Trust Receipts (Series 2019-BAML5008), (Seattle Local Improvement District #6750, Special Assessment Bonds (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 12/15/2026	1.52	9/6/19	2,275,000	[b,c]	2,275,000
Washington Housing Finance Commission, Revenue Bonds (The Evergreen School Project) (LOC; Wells Fargo Bank NA)	1.46	9/5/19	1,800,000	[a]	1,800,000
Washington Housing Finance Commission, Revenue Bonds, Refunding (Panorama City Project) (LOC; Wells Fargo Bank NA)	1.46	9/5/19	125,000	[a]	125,000
				27,200,000
West Virginia - .2%
Cabell County, Revenue Bonds (Huntington YMCA Project) (LOC; JP Morgan Chase Bank NA)	1.44	9/5/19	1,735,000	[a]	1,735,000
Wisconsin - 3.9%
Public Finance Authority, Revenue Bonds, (LOC; Barclays Bank Plc) Ser. B	1.38	9/4/19	16,925,000	[a]	16,925,000
Tender Option Bond Trust Receipts (Series 2019-XF2823), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC and LOC; Mizuho Capital Markets LLC)), Trust Maturity Date 1/1/2026	1.45	9/5/19	9,020,000	[a,b,c]	9,020,000
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (LOC; Wells Fargo Bank NA)	1.46	9/5/19	4,215,000	[a]	4,215,000
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Madison Family Medicine Residency Corporation, Inc. Project) (LOC; JP Morgan Chase & Company)	1.44	9/5/19	620,000	[a]	620,000
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Sinsinawa Nursing, Inc. Project) (JP Morgan Chase Bank NA)	1.44	9/5/19	150,000	[a]	150,000
				30,930,000
Total Investments (cost $791,121,341)			100.0%		791,121,341
Liabilities, Less Cash and Receivables			0.0%		(81,760)
Net Assets			100.0%		791,039,581

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities amounted to $329,865,000 or 41.7% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

15

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	20.3
Facilities	19.2
Development	11.9
General	10.1
General Obligation	8.1
Education	7.9
Power	6.0
Multifamily Housing	5.4
Water	3.0
Transportation	2.9
Special Tax	1.9
School District	1.1
Housing	1.0
Airport	.6
Nursing Homes	.6
Utilities	.0
100.0

† Based on net assets.

See notes to financial statements.

16

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

17

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2019

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	829,826,221	††	791,121,341
Cash	27,431		-
Interest receivable	537,536		1,692,865
Prepaid expenses	14,974		15,524
	830,406,162		792,829,730
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	212,436		216,778
Cash overdraft due to Custodian	-		1,058,206
Trustees fees and expenses payable	22,260		22,032
Payable for investment securities purchased	-		450,000
Other accrued expenses	26,839		43,133
	261,535		1,790,149
Net Assets ($)	830,144,627		791,039,581
Composition of Net Assets ($):
Paid-in capital	830,136,270		791,039,581
Total distributable earnings (loss)	8,357		-
Net Assets ($)	830,144,627		791,039,581
† Investments at cost ($)	829,826,221		791,121,341
†† Value of repurchase agreements—Note 1(b) ($)	286,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	812,992,576		790,984,361
Shares Outstanding	812,987,225		791,463,813
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	17,152,051		55,220
Shares Outstanding	17,151,839		55,258
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

18

STATEMENTS OF OPERATIONS

Year Ended August 31, 2019

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	20,548,144	14,560,590
Expenses:
Investment advisory fee—Note 2(a)	1,314,173	1,362,636
Administration fee—Note 2(a)	1,074,494	1,114,303
Trustees’ fees and expenses—Note 2(c)	62,544	64,428
Professional fees	45,455	53,704
Shareholder servicing costs—Note 2(b)	42,725	159
Registration fees	33,743	34,204
Custodian fees—Note 2(b)	23,282	28,447
Prospectus and shareholders’ reports	16,269	14,143
Miscellaneous	29,165	40,900
Total Expenses	2,641,850	2,712,924
Less—reduction in fees due to earnings credits—Note 2(b)	(2,849)	(5,391)
Net Expenses	2,639,001	2,707,533
Investment Income—Net	17,909,143	11,853,057
Realized and Unrealized Gain (Loss) on Investments—Note1(b) ($):
Net realized gain (loss) on investments	11,125	271,786
Net change in unrealized appreciation (depreciation) on investments	-	(42,986)
Net Realized and Unrealized Gain (Loss) on Investments	11,125	228,800
Net Increase in Net Assets Resulting from Operations	17,920,268	12,081,857

See notes to financial statements.

19

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018[a]
Operations ($):
Investment income—net	17,909,143	9,546,308	11,853,057	6,650,490
Net realized gain (loss) on investments	11,125	521	271,786	79,004
Net change in unrealized appreciation (depreciation) on investments	-	-	(42,986)	42,986
Net Increase (Decrease) in Net Assets Resulting from Operations	17,920,268	9,546,829	12,081,857	6,772,480
Distributions ($):
Distributions to shareholders:
Class M	(17,603,726)	(9,383,047)	(11,852,476)	(6,655,129)
Investor Shares	(305,417)	(163,261)	(581)	(369)
Total Distributions	(17,909,143)	(9,546,308)	(11,853,057)	(6,655,498)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	1,331,504,695	1,162,190,850	2,003,324,264	1,564,832,868
Investor Shares	23,275,017	26,360,739	-	15,000
Distributions reinvested:
Class M	97,720	38,605	192,679	177,176
Investor Shares	302,423	161,584	160	98
Cost of shares redeemed:
Class M	(1,293,353,786)	(1,082,838,713)	(1,976,282,257)	(1,423,041,075)
Investor Shares	(23,329,479)	(29,986,172)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	38,496,590	75,926,893	27,234,846	141,984,067
Total Increase (Decrease) in Net Assets	38,507,715	75,927,414	27,463,646	142,101,049
Net Assets ($):
Beginning of Period	791,636,912	715,709,498	763,575,935	621,474,886
End of Period	830,144,627	791,636,912	791,039,581	763,575,935

[a]Distributions to shareholders include only distributions from net investment income.
See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.020	.012	.004	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.020)	(.012)	(.004)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.06	1.24	.38	.04	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.30	.31	.33	.32
Ratio of net expenses to average net assets	.30	.30	.31	.30	.19
Ratio of net investment income to average net assets	2.05	1.23	.36	.04	.00[b]
Net Assets, end of period ($ x 1,000)	812,993	774,733	695,342	839,477	329,114

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.018	.010	.002	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.018)	(.010)	(.002)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.80	.98	.18	.01	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.58	.57
Ratio of net expenses to average net assets	.55	.55	.52	.32	.19
Ratio of net investment income to average net assets	1.79	.94	.20	.01	.00[b]
Net Assets, end of period ($ x 1,000)	17,152	16,904	20,368	8,799	8,035

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

22

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.013	.009	.004	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.013)	(.009)	(.004)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.31	.93	.44	.04	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.30	.31	.31	.30
Ratio of net expenses to average net assets	.30	.30	.31	.16	.08
Ratio of net investment income to average net assets	1.30	.93	.44	.04	.00[b]
Net Assets, end of period ($ x 1,000)	790,984	763,521	621,435	571,287	780,977

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.011	.007	.002	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.011)	(.007)	(.002)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.06	.68	.19	.01	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.57	.56	.56
Ratio of net expenses to average net assets	.55	.55	.57	.17	.09
Ratio of net investment income to average net assets	1.10	.69	.12	.01	.00[b]
Net Assets, end of period ($ x 1,000)	55	55	40	2,331	6,788

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective June 3, 2019, The Dreyfus Corporation, each fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, each fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., each fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.” In addition, effective June 3, 2019, BNY Mellon Investment Adviser, Inc. serves as the funds’ investment adviser directly and not through BNY Mellon Fund Advisers, formerly a division of BNY Mellon Investment Adviser, Inc.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the

25

NOTES TO FINANCIAL STATEMENTS (continued)

measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2019, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2019, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended

26

August 31, 2019, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2019, the components of accumulated earnings on a tax basis for each fund were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2019 and August 31, 2018 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund $11,853,057 was tax exempt income for the period ended August 31, 2019 and $6,650,490 was tax exempt income and $5,008 ordinary income for the period ended August 31, 2018.

During the period ended August 31, 2019, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, BNY Mellon National Municipal Money Market Fund decreased total distributable earnings (loss) by $271,786 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2019, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

(e) New Accounting Pronouncements: Effective June 1, 2019, the funds adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the funds adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the funds for the period ended August 31, 2019.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 1 summarizes the amounts Investor shares were charged during the period ended August 31, 2019, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 1 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$42,653
BNY Mellon National Municipal Money Market Fund	138

27

NOTES TO FINANCIAL STATEMENTS (continued)

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. Effective August 1, 2018, BNY Mellon Government Money Market Fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. On the effective date, the arrangement with the custodian changed whereby BNY Mellon Government Money Market Fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. BNY Mellon National Municipal Money Market Fund will continue its current arrangement to offset earning credits when positive cash balance are maintained, which were used to offset custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 2 summarizes the amount each fund was charged during the period ended August 31, 2019 pursuant to the custody agreement. These fees were partially offset by earnings credits for each fund, also summarized in Table 2.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2019 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$72
BNY Mellon National Municipal Money Market Fund	21

During the period ended August 31, 2019, each fund was charged $11,539 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statements of Operations.

Table 4 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2019, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $285,175,000 and $484,385,000 respectively.

Table 2—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	23,282	(2,849)
BNY Mellon National Municipal Money Market Fund	28,447	(5,391)

Table 4—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	109,288	89,148	3623	8,000	125	2,252
BNY Mellon National Municipal Money Market Fund	106,245	86,667	12	21,600	2	2,252

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2019

29

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. For state individual income tax purposes, the fund hereby reports 66.00% of the ordinary income dividends paid during its fiscal year ended August 31, 2019 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

30

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 18-19, 2019, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds.

BNY Mellon Government Money Market Fund

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods except the one-year period, where the fund’s total return was at the Performance Group median. The Board noted that, prior to May 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold and that, consequently, the performance comparisons may have been different if the current investment limitations had been in effect during the period prior to the fund’s conversion to a government money market fund.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and Expense Universe medians.

BNY Mellon National Municipal Money Market Fund

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and at or above the Performance Universe median for all periods. The Adviser advised the Board that underperformance relative to the Performance

31

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

Group was the result of the Adviser’s conservative investment approach, including its credit standards and the maintenance of short average portfolio maturities, which the Adviser employed to seek to reduce risk.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser to each fund. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• The Board was satisfied with the relative performance of the BNY Mellon Government Money Market Fund.

• While the Board was somewhat concerned with the relative performance of BNY Mellon National Municipal Money Market Fund, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to each fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of

32

the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, or substantially similar agreements for other funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements, or substantially similar arrangements, in prior years. The Board determined to renew the Agreement.

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (76)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired since 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present) and Chair of Audit Committee (August 2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (83)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (82)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (63)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant since 2005

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (75)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (71)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Owner of The Boston Herald since February 1994, President and Publisher (from 1994 to 2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media from 2001 to 2018

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (78)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

34

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 55 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

35

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation	MFTAR0819-MM

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2019

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 16, 2019

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through August 31, 2019, as provided by John F. Flahive and Mary Collette O’Brien, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 8.26%, and Investor shares produced a total return of 7.92%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.42%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 8.41% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period due to falling interest rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, mainly due to hedging activity.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Fed’s meeting, spreads narrowed and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of 2019, rates generally fell, and the Treasury and municipal yield curves flattened.

Hedging Activity Dampens Fund Results

The fund’s performance relative to the Index was hindered during the reporting period due in part to hedging activity, which was one of the largest detractors from relative performance during the 12 months. The fund utilizes interest-rate swaps and futures, which had a material effect on performance during the period. In addition, positioning within housing and pre-refunded debt provided a headwind to results, as did a cash position. Issue selection and duration positioning within bonds issued by New Jersey also detracted, along with issue selection and duration positioning within BBB rated credit.

Conversely, investments in AA rated debt were highly beneficial to portfolio performance, due primarily to successful duration positioning and issue selection. Yield-curve positioning also helped results, as the portfolio was underweight to the short end of the curve and overweight to the long end of the curve during the period, which bolstered returns due to interest-rate movements over the 12 months. Bonds issued by New York and Pennsylvania also provided a generous tailwind. Positioning within health care and transportation debt also contributed.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to potentially help mitigate the impact of interest-rate changes on relative performance. In aiming for this goal, we have been reducing our exposure to bonds with zero-to-three-year maturity profiles and 20+ year maturity profiles.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2018 through August 31, 2019, as provided by John F. Flahive, portfolio manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 3.03%, and Investor shares produced a total return of 2.78%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 3.36%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 3.39% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period due to falling interest rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, primarily due to income generation and duration positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e. Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth calendar quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee (FOMC) meeting, spreads narrowed and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of 2019, rates generally fell, and the Treasury and municipal yield curves flattened.

Income Generation and Duration Positioning Dampens Fund Results

The fund’s performance relative to the Index was hindered during the reporting period in part by the portfolio’s income production, mainly in the industrial development revenue (IDR)/pollution control revenue (PCR), tax-supported, utility, transportation and health care sectors. Positioning within debt that matured in 2018 also provided a headwind, as did investments in BBB rated credit. New York state bonds also detracted, as did short-duration positioning.

Conversely, investments in AAA, AA and A rated debt contributed to relative results, primarily due to successful security selection, as did a cash position. Issue selection among bonds maturing in 2019 and 2020 was also helpful. Pre-refunded and tax-supported bonds were also among the top contributors to returns, as were bonds issued by California and Texas.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to help mitigate the impact of interest-rate changes on relative performance. In attempting to move toward this goal, we have been reducing our exposure to bonds with zero-to-three-year maturity profiles and 20+ year maturity profiles.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2018 through August 31, 2019, as provided by Gregory J. Conant and Mary Collette O’Brien, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 8.09%, and Investor shares produced a total return of 7.83%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.42%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 8.41% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period due to falling interest rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, primarily due to hedging activity.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee (FOMC) meeting, spreads narrowed and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of 2019, rates generally fell, and the Treasury and municipal yield curves flattened.

The financial condition of Pennsylvania has stabilized throughout the last several years due to an improved budgetary process. This has reassured investors, and the state spreads have narrowed. Pennsylvania enjoys a diverse economy, which helps to provide steady revenues.

Hedging Activity Dampens Fund Results

The fund’s performance relative to the Index was hindered during the reporting period due in part to hedging activity, which was one of the largest detractors from relative performance during the 12 months. The fund utilizes interest-rate futures, which had a material effect on performance during the period. An overweight to shorter-maturity bonds also detracted. In addition, positioning within pre-refunded debt provided a headwind to results, as did a small cash position. Shorter duration and maturity positioning within bonds issued by New Jersey, Illinois, and Puerto Rico also detracted relative to the Index.

Conversely, its concentrated exposure to bonds issued by Pennsylvania was beneficial to portfolio performance. Investments in AA, A and AAA rated debt also contributed. An overweight to bonds maturing between 2034 and 2038 bolstered results, along with duration positioning and issue selection within local general obligation, education and health care bonds. Transportation credits also benefited returns.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to potentially help mitigate the impact of interest-rate changes on relative performance. In aiming for this goal, we have been reducing our exposure to bonds with zero-to-three-year maturity profiles and 20+ year maturity profiles.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2018 through August 31, 2019, as provided by Mary Collette O’Brien and Stephen J. O’Brien, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 8.28%, and Investor shares produced a total return of 7.93%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.42%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 8.41% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period due to falling interest rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, primarily due to hedging activity.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Fed’s meeting, spreads narrowed and risk asset valuations recovered. Prices of fixed income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of 2019, rates generally fell, and the Treasury and municipal yield curves flattened.

Massachusetts is doing well from an economic and credit perspective. Revenue increases have been mitigating budgetary strains. The state benefits from diversified sources of revenue. Challenges remain regarding pension funding, but increased revenue flows have improved funding rates. Fiscal discipline keeps the state in a healthy financial condition.

Hedging Activity Dampens Fund Results

The fund’s performance relative to the Index was hindered during the reporting period due in part to hedging activity, which was one of the largest detractors from relative performance during the 12 months. The fund utilizes interest-rate futures, which had a material effect on performance during the period. An overweight to shorter-maturity bonds also detracted. A small cash position provided a headwind to returns, as did shorter-duration positioning within the transportation sector, bonds issued by New Jersey, and investments in A rated credit.

Conversely, the fund’s concentrated exposure to bonds issued by Massachusetts was beneficial to portfolio performance along with securities in the BBB rating category. An overweight to bonds maturing between 2034 and 2038 bolstered results, along with positioning in education, health care, utility and Industrial Development Revenue/Pollution Control Revenue (IDR/PCR).

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to potentially help mitigate the impact of interest-rate changes on relative performance. In aiming for this goal, we have been reducing our exposure to bonds with zero-to-three-year maturity profiles and 20+ year maturity profiles.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2018 through August 31, 2019, as provided by John F. Flahive and Gregory J. Conant, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 8.28%, and Investor shares produced a total return of 8.00%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.42%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 8.41% for the same period.3,4

Municipal bonds generally produced positive total returns over the reporting period due to falling interest rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, primarily due to hedging activities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York City as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Generally, the fund’s average effective portfolio maturity will be between three and ten years.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee (FOMC) meeting, spreads narrowed and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of 2019, rates generally fell, and the Treasury and municipal yield curves flattened.

New York’s fiscal condition continues to benefit from a diverse economy. The state also employs strong fiscal controls and relatively high funding requirements for public pensions, when compared with other states. New York boasts a long history of being supportive to its bondholders and continues to enjoy an AA rating.

Hedging Activity Dampens Fund Results

The fund’s performance relative to the Index was hindered during the reporting period due in part to hedging activity, which was one of the largest detractors from relative performance during the 12 months. The fund utilizes futures, which had a material effect on performance during the period. An overweight to shorter-maturity bonds also detracted. A small cash position provided a headwind to returns, as did its shorter-duration positioning within transportation and housing debt. Shorter duration and maturity positioning within bonds issued by New Jersey, Illinois, and Puerto Rico also detracted relative to the Index.

Conversely, its concentrated exposure to bonds issued by New York was beneficial to portfolio performance. Investments in AA rated debt were standout contributors, but all credit qualities yielded positive performance for the period. An overweight to bonds maturing between 2034 and 2038 also bolstered results, along with positioning in tax-supported, education and utility debt.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to potentially help mitigate the impact of interest-rate changes on relative performance. In aiming for this goal, we have been reducing our exposure to bonds with zero-to-three-year maturity profiles and 20+ year maturity profiles.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

8

For the period from September 1, 2018 through August 31, 2019, as provided by John F. Flahive, portfolio manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 7.77%, and Investor shares produced a total return of 7.50%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 8.72% for the same period.2

Municipal bonds generally produced positive total returns over the reporting period due to falling interest rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index for the period, partly due to the hedging activity of the fund.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated, fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated, foreign-debt securities, such as Brady bonds and sovereign debt obligations.

The fund’s portfolio manager seeks to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty, unnerved investors and sparked a period of volatility that lasted throughout the fourth quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Fed’s meeting, spreads narrowed, and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points. Throughout much of the latter half of the period, rates generally fell, and the Treasury yield curve flattened.

Hedging Activity Dampens Fund Results

The fund’s performance relative to the Index was hindered during the reporting period due in part to hedging activity, which was one of the largest detractors from relative performance during the 12 months. The fund utilizes interest-rate swaps and futures, which had a material effect on performance during the period. In addition, an out-of-index position in bonds that matured in 2018 provided a drag on results, as did a cash position. An overweight to bonds issued by Texas also produced a headwind during the period.

Conversely, investments in AA and A rated debt were beneficial to portfolio performance, due primarily to successful duration positioning and issue selection. A generous overweight to BBB rated securities also provided a tailwind to results. Bonds issued by California, New York, Massachusetts and Puerto Rico also bolstered returns. An overweight to bonds maturing in 2039 and beyond also helped.

Constructively Positioned for Low Rates

As we watch economic growth rates moderate, we remain guarded and are keeping an eye on global events and dynamics. We believe that the U.S. continues to be tethered to global interest rates. As non-U.S. sovereign rates stay low, so do rates in the U.S. We think this trend will persist, with the Fed possibly continuing to unwind its previous rate increases throughout the rest of 2019. It is our opinion that rates will stay range-bound, but the yield curve may steepen. In this environment, we feel it is prudent to maintain neutral duration positioning to potentially help mitigate the impact of interest-rate changes on relative performance.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets

9

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	8.26%	3.14%	3.83%
Investor shares	7.92%	2.87%	3.57%
S&P Municipal Bond Intermediate Index	8.41%	3.50%	4.38%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

13,850
12,850
11,850
10,850
9,850
Dollars
BNY Mellon National Intermediate Municipal Bond Fund (Class M shares)
BNY Mellon National Intermediate Municipal Bond Fund (Investor shares)
S&P Municipal Bond Investment Grade Intermediate Index[11]
$12,683
$12,332
$12,136
7/1/13
13
14
15
16
17
18
19
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	8.26%	3.14%	3.46%
Investor shares	7/1/13	7.92%	2.87%	3.19%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	8.42%	3.43%	3.93%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Short Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	3.03%	1.07%	1.23%
Investor shares	2.78%	0.80%	0.99%
S&P Municipal Bond Short Index	3.39%	1.38%	1.63%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Short Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Short Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

Comparison of change in value of a $10,000 investment in Fund Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Short Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	3.03%	1.07%	1.11%
Investor shares	7/1/13	2.78%	0.80%	0.86%
S&P Municipal Bond Investment Grade Short Index	7/1/13	3.36%	1.35%	1.40%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	8.09%	3.06%	3.47%
Investor shares	7.83%	2.79%	3.21%
S&P Municipal Bond Intermediate Index	8.41%	3.50%	4.38%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	8.09%	3.06%	3.22%
Investor shares	7/1/13	7.83%	2.79%	2.95%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	8.42%	3.43%	3.93%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	8.28%	2.96%	3.38%
Investor shares	7.93%	2.68%	3.11%
S&P Municipal Bond Intermediate Index	8.41%	3.50%	4.38%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	8.28%	2.96%	3.13%
Investor shares	7/1/13	7.93%	2.68%	2.88%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	8.42%	3.43%	3.93%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Years	10 Years
Class M shares	8.28%	3.14%	3.61%
Investor shares	8.00%	2.88%	3.35%
S&P Municipal Bond Intermediate Index	8.41%	3.50%	4.38%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton New York Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon New York Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	8.28%	3.14%	3.42%
Investor shares	7/1/13	8.00%	2.88%	3.16%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	8.42%	3.43%	3.93%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/19
	1 Year	5 Year	10 Years
Class M shares	7.77%	4.32%	5.67%
Investor shares	7.50%	4.07%	5.42%
Bloomberg Barclays U.S. Municipal Bond Index	8.72%	3.85%	4.62%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Municipal Opportunities Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.59	$3.89
Ending value (after expenses)	$1,058.50	$1,056.50
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,020.10	$1,018.80
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.63	$4.92
Ending value (after expenses)	$1,056.00	$1,054.00
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.75	$4.04
Ending value (after expenses)	$1,057.10	$1,055.00
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.06	$4.35
Ending value (after expenses)	$1,058.20	$1,056.80
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.74	$5.03
Ending value (after expenses)	$1,060.00	$1,058.60
Annualized expense ratio (%)	.72	.97

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

21

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2019
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.57	$4.84
Ending value (after expenses)	$1,021.68	$1,020.42
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.70	$3.97
Ending value (after expenses)	$1,022.53	$1,021.27
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.67	$4.94
Ending value (after expenses)	$1,021.58	$1,020.32
Annualized expense ratio (%)	.72	.97

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS
August 31, 2019

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3%
Alabama - 1.1%
Alabama 21st Century Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2021	1,240,000	1,317,624
Alabama 21st Century Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2020	1,500,000	1,540,800
Auburn University, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000	5,998,450
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	16,500,000	18,710,175
				27,567,049
Alaska - .5%
Alaska, GO, Ser. A	5.00	8/1/2028	5,560,000	6,741,556
Alaska Industrial Development & Export Authority, Revenue Bonds, Refunding (LOC; Bank of Tokyo-Mitsubishi UFJ)	1.39	4/1/2034	100,000	[a] 100,000
Alaska International Airports, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2032	5,000,000	5,951,900
				12,793,456
Arizona - 2.6%
Arizona, COP, Refunding, Ser. A	5.00	10/1/2026	10,450,000	13,150,175
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2029	675,000	834,077
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2025	650,000	757,497
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2028	1,000,000	1,223,680
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2026	600,000	713,370
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2027	525,000	635,098
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000	12,269,700
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2027	5,000,000	6,305,550
Maricopa County Special Health Care District, GO	5.00	7/1/2035	6,000,000	7,540,500
Maricopa County Special Health Care District, GO	5.00	7/1/2029	5,000,000	6,458,750
Mesa Utility System, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2033	5,000,000	5,522,650
Phoenix Civic Improvement Corp., Revenue Bonds, Refunding, Ser. B	4.00	7/1/2028	10,000,000	11,257,100
				66,668,147
California - 13.5%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	10/1/2035	2,050,000	2,477,138
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000	1,783,245
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,750,000	1,985,813
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2035	2,485,000	2,823,358
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2035	10,000,000	11,509,100
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	10,845,900
California, GO	5.25	9/1/2029	10,000,000	11,602,800
California, GO	5.25	10/1/2039	5,000,000	6,155,200
California, GO, Refunding	4.00	9/1/2031	10,000,000	11,675,100
California, GO, Refunding	5.00	12/1/2023	12,500,000	14,558,500
California, GO, Refunding	5.00	12/1/2023	2,500,000	2,911,700
California, GO, Refunding	5.00	10/1/2029	5,000,000	6,179,700
California, GO, Refunding	5.00	10/1/2025	5,000,000	6,163,350
California, GO, Refunding	5.00	4/1/2033	5,000,000	5,813,500

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.3% (continued)
California - 13.5% (continued)
California, GO, Refunding	5.00	4/1/2031	9,900,000		13,071,762
California Health Facilities Financing Authority, Revenue Bonds	4.00	11/15/2047	1,120,000		1,239,862
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System) Ser. A	4.00	3/1/2033	7,500,000		8,013,450
California Health Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph Health System) Ser. A	5.00	7/1/2033	10,000,000		11,331,600
California Health Facilities Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2035	5,100,000		6,449,664
California Health Facilities Financing Authority, Revenue Bonds, Ser. A	5.00	11/15/2024	1,600,000		1,800,944
California Health Facilities Financing Authority, Revenue Bonds, Ser. A	5.00	11/15/2023	1,500,000		1,690,410
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	4.00	10/1/2045	8,275,000		9,270,979
Evergreen School District, GO	4.00	8/1/2041	5,000,000		5,504,250
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2025	1,115,000	[b]	1,309,902
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2026	1,170,000	[b]	1,411,827
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2027	2,460,000	[b]	3,038,469
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2024	1,060,000	[b]	1,211,622
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2021	1,955,000	[b]	2,038,870
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2022	2,055,000	[b]	2,212,392
Fairfield-Suisun Unified School District, GO, Refunding	5.00	8/1/2023	2,030,000	[b]	2,252,975
Glendale Unified School District, GO, Refunding	5.00	9/1/2024	650,000	[b]	751,433
Glendale Unified School District, GO, Refunding	5.00	9/1/2025	500,000	[b]	595,780
Glendale Unified School District, GO, Refunding	5.00	9/1/2026	500,000	[b]	612,675
Glendale Unified School District, GO, Refunding	5.00	9/1/2021	500,000	[b]	523,330
Glendale Unified School District, GO, Refunding	5.00	9/1/2022	715,000	[b]	774,774
Glendale Unified School District, GO, Refunding	5.00	9/1/2023	530,000	[b]	593,621
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2032	5,000,000		6,074,650
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,500,000		4,232,655
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2033	1,000,000		1,211,510
Golden State Tobacco Securitization Corp., Revenue Bonds, Ser. A	5.00	6/1/2029	9,080,000		10,403,864
Long Beach Unified School District, GO, Ser. A	4.00	8/1/2038	10,300,000		11,720,164
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2024	1,080,000		1,264,540
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000		1,850,415
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000		1,492,228
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2023	825,000		937,365
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	9,060,000		11,196,167
Los Angeles Unified School District, GO, Refunding, Ser. A	5.00	7/1/2026	5,000,000		6,266,200
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[c]	2,920,400
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2026	1,060,000	[b]	1,288,239
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2025	1,300,000	[b]	1,538,030
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2024	1,000,000	[b]	1,150,590
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	6,610,000		8,211,074
Port of Oakland, Revenue Bonds, Refunding, Ser. O	5.00	5/1/2023	1,875,000		1,989,769

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.3% (continued)
California - 13.5% (continued)
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2029	875,000	[b]	1,123,570
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2030	930,000	[b]	1,184,615
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2027	805,000	[b]	998,651
Redondo Beach Unified School District, GO, Refunding	5.00	8/1/2028	840,000	[b]	1,062,088
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	5,000,000	[d]	5,802,450
Sacramento County Sanitation Districts Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. B, 3 Month LIBOR x .67 +.53%	2.22	12/1/2035	10,000,000	[e]	9,698,300
Sacramento County Water Financing Authority, Revenue Bonds (Water Agency Zones 40 & 41) (Insured; National Public Finance Guarantee Corp.) Ser. B, 3 Month LIBOR x .67 +.55%	2.24	6/1/2034	8,000,000	[e]	7,630,720
San Francisco City & County, COP, Refunding (Moscone Convention Center Expansion Project)	4.00	4/1/2037	7,000,000		7,824,810
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		5,110,087
San Francisco Community College District, GO, Refunding	5.00	6/15/2029	5,000,000		6,065,500
San Francisco Public Utilities Commission, Revenue Bonds, Refunding (Green Bond) Ser. D	5.00	11/1/2035	10,025,000		12,799,920
Southern California Public Power Authority, Revenue Bonds (Apex Power Project) Ser. A	5.00	7/1/2033	3,380,000		3,969,303
Southern California Public Power Authority, Revenue Bonds (Project No. 1) Ser. A	5.25	11/1/2020	4,000,000		4,179,480
University of California, Revenue Bonds, Refunding (Limited Project) Ser. I	5.00	5/15/2030	11,000,000		13,325,070
University of California, Revenue Bonds, Refunding (Limited Project) Ser. K	4.00	5/15/2037	5,000,000		5,640,450
University of California, Revenue Bonds, Refunding, Ser. AO	5.00	5/15/2031	9,000,000		10,880,190
				343,228,059
Colorado - 1.5%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding (Insured; State Aid Withholding) Ser. A	5.00	12/1/2030	5,000,000		6,259,800
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	5.00	8/1/2034	4,000,000		5,029,440
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. B	5.00	8/1/2025	3,000,000		3,551,040
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. B	5.00	8/1/2026	5,000,000		6,026,400
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2033	1,500,000		1,891,155
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	5,000,000		5,583,400
Public Authority for Colorado Energy, Revenue Bonds	6.13	11/15/2023	5,350,000		5,929,458
Regional Transportation District, COP, Refunding, Ser. A	5.00	6/1/2020	2,700,000		2,778,948
Regional Transportation District, COP, Refunding, Ser. A	5.50	6/1/2022	450,000		464,166
Regional Transportation District, COP, Refunding, Ser. A	5.50	6/1/2020	1,750,000	[d]	1,807,890
				39,321,697
Connecticut - .8%
Connecticut, GO, Ser. B	4.00	6/15/2030	3,000,000		3,359,970
Connecticut, GO, Ser. B	5.00	4/15/2022	5,000,000		5,486,700
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2030	7,055,000		8,630,452
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2028	1,070,000		1,320,883
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	2,215,000		2,377,958
				21,175,963
Delaware - .3%
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000		1,160,930

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Delaware - .3% (continued)
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000	1,688,415
University of Delaware, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	5,440,000	[d] 6,204,918
				9,054,263
District of Columbia - 2.2%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000	3,715,040
District of Columbia, Revenue Bonds, Refunding (Kipp DC Project) Ser. B	5.00	7/1/2037	1,010,000	1,209,111
District of Columbia, Revenue Bonds, Refunding, (KIPP DC) Ser. A	5.00	7/1/2042	5,955,000	7,031,545
District of Columbia, Revenue Bonds, Refunding, (KIPP DC) Ser. A	5.00	7/1/2037	4,925,000	5,895,914
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	15,495,000	19,616,670
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	8,500,000	10,968,910
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2023	4,250,000	4,575,210
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2024	2,500,000	2,690,775
				55,703,175
Florida - 4.8%
Broward County School District, GO	5.00	7/1/2031	5,035,000	6,501,645
Florida Turnpike Authority, Revenue Bonds, Refunding, Ser. C	4.50	7/1/2040	8,710,000	9,509,230
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2021	2,500,000	2,695,050
Lee County, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2024	5,000,000	5,400,350
Lee County, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2023	3,565,000	3,850,450
Miami-Dade County Aviation, Revenue Bonds, Ser. A	5.50	10/1/2020	3,165,000	[d] 3,316,540
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,110,000	12,088,931
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	5,000,000	6,003,050
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2031	3,000,000	3,608,790
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2033	5,150,000	6,172,687
Orange County Convention Center, Revenue Bonds, Refunding	4.00	10/1/2031	5,000,000	5,762,350
Orange County Health Facilities Authority, Revenue Bonds, Refunding	5.00	10/1/2025	3,000,000	3,666,360
Orange County Health Facilities Authority, Revenue Bonds, Refunding	5.00	10/1/2026	3,000,000	3,754,380
Orange County School Board, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000	11,962,800
Palm Beach County School District, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000	11,684,000
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2030	7,840,000	9,428,227
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2031	2,855,000	3,420,718
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000	104,774
The School Board of Miami-Dade County, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000	6,476,596
The School Board of Miami-Dade County, COP, Refunding, Ser. A	5.00	5/1/2026	5,600,000	6,718,096
				122,125,024
Georgia - 2.0%
Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.35	12/11/2020	7,500,000	7,591,125
Cobb County Kennestone Hospital Authority, Revenue Bonds, Refunding	5.00	4/1/2037	2,845,000	3,412,350

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Georgia - 2.0% (continued)
Cobb County Kennestone Hospital Authority, Revenue Bonds, Refunding	5.00	4/1/2036	2,710,000		3,259,100
Cobb County Kennestone Hospital Authority, Revenue Bonds, Refunding	5.00	4/1/2035	2,000,000		2,411,180
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2029	1,140,000	[b]	1,478,740
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2031	1,240,000	[b]	1,628,207
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2025	300,000	[b]	355,632
Columbia County Water & Sewerage, Revenue Bonds, Refunding	5.00	6/1/2026	800,000	[b]	973,584
DeKalb County Water & Sewerage, Revenue Bonds, Ser. A	5.25	10/1/2036	3,500,000		3,780,455
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000		3,613,380
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2027	2,500,000		3,064,525
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2029	4,940,000		6,227,660
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2028	2,510,000		3,124,699
Main Street Natural Gas, Revenue Bonds, Ser. A	6.38	7/15/2038	1,335,000	[f]	13,350
Main Street Natural Gas, Revenue Bonds, Ser. A	4.00	9/1/2023	5,000,000		5,481,050
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2023	5,000,000		5,502,550
				51,917,587
Idaho - .6%
Idaho Health Facilities Authority, Revenue Bonds, Refunding, Ser. D	5.00	12/1/2033	5,000,000		5,460,300
University of Idaho, Revenue Bonds, Refunding	5.25	4/1/2021	9,075,000		9,597,538
				15,057,838
Illinois - 5.2%
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	3,500,000		3,954,090
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000		4,253,062
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,000,000		1,066,600
Chicago II, GO, Ser. A	5.00	1/1/2026	3,000,000		3,400,020
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000		4,988,835
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,110,000		2,467,160
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	3,000,000		3,429,600
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000		1,169,700
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000		3,775,620
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	7,055,000		7,948,516
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	4,450,000		5,295,722
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	4,615,000		5,016,551
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,000,000		2,244,240
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2024	5,000,000		5,784,050
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2027	2,500,000		3,048,450
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	2,000,000		2,443,380
Cook County, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000		7,366,540
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000		5,987,103

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Illinois - 5.2% (continued)
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2033	2,000,000	2,320,320
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000	5,759,850
Illinois, GO, Refunding	5.00	2/1/2021	5,000,000	5,224,300
Illinois, GO, Refunding	5.00	8/1/2023	5,000,000	5,519,200
Illinois, GO, Refunding	5.00	9/1/2019	185,000	185,000
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000	1,329,660
Illinois, GO, Refunding, Ser. A	5.00	10/1/2022	2,000,000	2,176,280
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000	4,580,200
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000	2,245,600
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000	5,275,713
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	2,625,000	3,155,565
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000	5,878,511
Illinois State Toll Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	5,000,000	5,982,350
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding	3.00	12/15/2032	5,000,000	5,292,150
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000	2,498,521
St. Clair County Community Unit School District No. 19, GO, Refunding, Ser. B	5.00	2/1/2029	2,235,000	2,547,677
				133,610,136
Indiana - .8%
Indiana Finance Authority, Revenue Bonds (Goshen Health) Ser. B	2.10	11/1/2026	2,700,000	2,765,988
Indiana Finance Authority, Revenue Bonds, Refunding (Goshen Health) Ser. A	5.00	11/1/2028	775,000	986,451
Indiana Finance Authority, Revenue Bonds, Refunding (Goshen Health) Ser. A	5.00	11/1/2027	740,000	927,538
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	12,500,000	15,235,250
				19,915,227
Iowa - .3%
PEFA, Revenue Bonds (PEFA Inc. Gas Project)	5.00	9/1/2026	7,000,000	8,430,870
Kansas - .5%
Kansas Department of Transportation, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2028	6,000,000	7,123,860
Kansas Department of Transportation, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2027	5,000,000	5,939,850
				13,063,710
Kentucky - 1.9%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000	8,986,240
Kentucky State Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000	6,220,994
Kentucky State Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000	3,544,830
Kentucky State Property & Building Commission, Revenue Bonds, Refunding (Project No. 100) Ser. A	5.00	8/1/2021	1,785,000	1,912,574
Kentucky State Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2025	7,475,000	9,008,496
Kentucky State Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2022	5,000,000	5,565,850
Kentucky State Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2026	5,000,000	6,127,550

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Kentucky - 1.9% (continued)
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000	6,121,100
				47,487,634
Louisiana - .2%
Louisiana, GO, Refunding, Ser. C	5.00	8/1/2026	5,000,000	5,901,600
Maine - .2%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2034	1,880,000	2,179,597
University of Maine, Revenue Bonds, Refunding	5.00	3/1/2027	3,085,000	3,479,078
				5,658,675
Maryland - 2.9%
Anne Arundel County, GO	5.00	10/1/2025	7,205,000	8,867,049
Anne Arundel County, GO, Refunding	5.00	4/1/2030	4,640,000	5,251,645
Maryland, GO	4.00	6/1/2027	18,700,000	21,251,802
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	5,000,000	5,529,800
Maryland Department of Transportation, Revenue Bonds	4.00	11/1/2027	1,300,000	1,486,797
Maryland Economic Development Corp., Revenue Bonds (Purple Line Light Rail Project)	5.00	3/31/2024	6,000,000	6,454,560
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[d] 11,978,200
Montgomery County, GO, Refunding, Ser. B	4.00	12/1/2030	12,000,000	13,323,480
				74,143,333
Massachusetts - 2.0%
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x .67 +.55%	2.06	11/1/2025	5,000,000	[e] 5,008,350
Massachusetts, GO, Ser. C	4.00	2/1/2029	5,000,000	5,579,500
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000	2,281,500
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000	5,901,450
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2035	5,000,000	5,765,300
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2033	5,815,000	7,385,399
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000	970,354
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000	784,610
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000	1,005,616
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000	891,653
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000	1,205,480
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000	1,201,420
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000	1,209,637
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	380,000	381,307
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2043	10,000,000	10,671,000
				50,242,576
Michigan - 2.0%
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000	1,550,529
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) Ser. A	5.00	7/1/2032	1,000,000	1,139,250

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Michigan - 2.0% (continued)
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) Ser. A	5.00	7/1/2031	1,000,000	1,141,340
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2026	1,875,000	2,209,613
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2027	3,000,000	3,527,040
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2028	2,500,000	2,933,375
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2026	2,500,000	2,946,150
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp)	5.00	12/1/2035	5,000,000	5,465,950
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp)	5.00	12/1/2031	10,000,000	10,926,200
Michigan State Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2029	10,000,000	11,471,400
Michigan State Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2033	5,000,000	5,712,200
Michigan State Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2022	2,400,000	2,687,424
				51,710,471
Minnesota - .1%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	1,560,000	1,675,970
Mississippi - .3%
Mississippi Business Finance Corp., Revenue Bonds (Chevron USA Inc. Project) Ser. E	1.35	12/1/2030	2,000,000	[a] 2,000,000
The University of Southern Mississippi, Revenue Bonds, Refunding (Facilities Refinancing Project)	5.00	9/1/2025	250,000	304,500
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	1,650,000	1,929,098
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	1,000,000	1,171,070
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2030	1,105,000	1,302,231
				6,706,899
Missouri - 1.5%
Missouri Environmental Improvement & Energy Resources Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	75,000	85,865
Missouri Environmental Improvement & Energy Resources Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2022	65,000	72,012
Missouri Environmental Improvement & Energy Resources Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2021	45,000	48,153
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2028	6,000,000	7,800,240
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. C	4.00	11/15/2036	1,300,000	1,469,624
Missouri Highways & Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	24,625,000	28,144,405
				37,620,299
Montana - .9%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	3,545,000	3,735,934
Montana Facility Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2036	3,000,000	3,527,670
Montana Facility Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2035	4,000,000	4,719,320
Montana Facility Finance Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2027	5,000,000	6,268,250

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Montana - .9% (continued)
Montana Facility Finance Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2028	3,885,000	4,980,143
				23,231,317
Nebraska - .1%
Lincoln Electric System, Revenue Bonds	5.00	9/1/2030	1,650,000	2,068,391
Nevada - 1.8%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	5,280,000	6,583,526
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2033	5,000,000	6,330,400
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2024	5,000,000	5,866,500
Clark County School District, GO, Refunding, Ser. C	5.00	6/15/2027	5,000,000	6,043,400
Clark County School District, GO, Refunding, Ser. C	5.00	6/15/2036	5,000,000	5,479,000
Clark County School District, GO, Ser. B	5.00	6/15/2028	10,005,000	12,827,010
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	3,100,000	3,430,460
				46,560,296
New Jersey - 5.9%
Bergen County, GO, Refunding	3.00	7/15/2028	3,025,000	3,371,121
Bergen County, GO, Refunding	3.00	7/15/2027	3,505,000	3,946,209
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	5,000,000	5,446,000
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2021	10,000,000	10,605,300
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2024	5,000,000	5,435,700
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	5,000,000	5,255,150
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.50	12/15/2019	1,410,000	1,426,821
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2025	13,000,000	14,478,750
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2023	10,000,000	11,447,200
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. PP	5.00	6/15/2020	5,000,000	5,146,300
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Barnabas Health) Ser. A	5.00	7/1/2022	1,830,000	2,028,134
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Barnabas Health) Ser. A	5.00	7/1/2024	3,005,000	3,322,358
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center)	5.00	7/1/2024	1,000,000	1,155,560
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center)	5.00	7/1/2025	1,060,000	1,254,107
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center)	5.00	7/1/2026	1,000,000	1,207,950
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000	6,146,000
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000	7,291,920
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000	14,538,000
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,000,000	9,636,160

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.3% (continued)
New Jersey - 5.9% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000		5,157,420
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	5.50	12/15/2021	10,000,000		10,916,100
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	10,000,000		12,356,000
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	3,000,000		3,258,060
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B	5.50	6/15/2031	5,000,000		5,331,200
				150,157,520
New Mexico - .1%
New Mexico Finance Authority, Revenue Bonds, Ser. C	5.00	6/1/2029	1,615,000		1,943,717
New York - 14.7%
Brooklyn Arena Local Development Corp., Revenue Bonds, Refunding (Barclays Center Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/15/2034	1,000,000		1,132,180
Brooklyn Arena Local Development Corp., Revenue Bonds, Refunding (Barclays Center Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/15/2033	900,000		1,023,111
Brooklyn Arena Local Development Corp., Revenue Bonds, Refunding (Barclays Center Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/15/2032	750,000		855,413
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000		6,268,450
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000		12,436,900
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	10,000,000		11,823,400
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	5,000,000		6,478,400
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000		12,726,667
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		12,327,200
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,355,450
Nassau County, GO, Refunding, Ser. B	5.00	4/1/2036	4,000,000		4,885,680
Nassau County, GO, Refunding, Ser. C	5.00	10/1/2028	10,000,000		12,734,700
New York & New Jersey Port Authority, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	10,000,000		11,804,600
New York City, GO (LOC; Mizuho Bank, Ltd.) Ser. A3	1.52	10/1/2040	4,900,000	[a]	4,900,000
New York City, GO (LOC; Mizuho Bank, Ltd.) Ser. G6	1.40	4/1/2042	3,300,000	[a]	3,300,000
New York City, GO Notes, Ser. A2	1.52	10/1/2038	8,700,000	[a]	8,700,000
New York City, GO, Refunding, Ser. A	5.00	8/1/2024	5,000,000		5,930,850
New York City, GO, Refunding, Ser. G	5.00	8/1/2023	5,000,000		5,747,750
New York City, GO, Refunding, Ser. I	5.00	8/1/2026	5,660,000		6,288,826
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		3,200,160
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	10,000,000		11,324,700
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,923,600
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	10,000,000		12,848,800
New York City Transitional Finance Authority, Revenue Bonds (SPA; State Street Bank and Trust Co.) Ser. A6	1.42	8/1/2039	3,800,000	[a]	3,800,000

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.3% (continued)
New York - 14.7% (continued)
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2035	5,295,000		6,592,328
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F	1.42	6/15/2035	2,300,000	[a]	2,300,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Mizuho Bank Ltd.) Ser. AA5	1.52	6/15/2048	400,000	[a]	400,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,120,110
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A-2B	5.00	6/1/2045	1,250,000		1,347,650
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[g]	17,106,166
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[g]	3,954,755
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	5,000,000		6,371,550
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	7,000,000		8,643,110
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2034	2,500,000		2,894,775
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2032	10,000,000		11,877,100
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	5,165,000		6,013,558
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2033	5,685,000		7,040,816
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2033	20,000,000		23,785,600
New York State Mortgage Agency, Revenue Bonds, Ser. 52	1.65	10/1/2019	1,200,000		1,200,156
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. K	5.00	1/1/2032	3,000,000		3,556,950
New York State Urban Development Corp., Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A2	5.50	3/15/2024	10,000,000		11,962,400
New York State Urban Development Corp., Revenue Bonds, Ser. C	5.00	3/15/2029	10,000,000		11,358,000
New York State Urban Development Corp., Revenue Bonds, Ser. E	5.00	3/15/2026	5,000,000		5,679,000
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2025	20,000,000		23,263,400
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/2041	2,000,000		2,250,100
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,797,700
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/15/2029	6,370,000		7,572,592
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2032	4,780,000		5,488,157
Suffolk County, GO, Refunding (Insured; Build America Mutual) Ser. D	4.00	10/15/2028	4,810,000		5,693,886
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[c]	8,138,600
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	5,000,000		5,657,400
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2026	2,500,000		2,910,825
				375,793,521
North Carolina - .7%
North Carolina Municipal Power Agency No. 1, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2024	1,585,000		1,589,486
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		4,304,434

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.3% (continued)
North Carolina - .7% (continued)
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	3,780,000		4,798,294
Wake County, GO, Refunding, Ser. B	4.00	5/1/2031	3,245,000		3,553,729
Wake County, GO, Refunding, Ser. B	4.00	5/1/2030	3,000,000		3,293,520
				17,539,463
Ohio - .6%
Hamilton County Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,250,000		2,677,613
Hamilton County Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2026	3,500,000		4,052,685
Ohio, Revenue Bonds, Refunding (University Hospitals Health System) (LOC; PNC Bank NA) Ser. A	1.43	1/15/2046	2,100,000	[a]	2,100,000
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	1,990,000		2,181,995
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	4,870,000		5,233,984
				16,246,277
Oregon - 1.8%
Multnomah & Clackamas Counties School District No. 10, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2030	10,000,000		12,641,300
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	3,650,000		3,901,157
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		15,899,364
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		13,468,372
				45,910,193
Pennsylvania - 9.6%
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project)	4.00	11/1/2032	1,400,000		1,570,352
Chambersburg Area School District, GO, Refunding (Insured; State Aid Withholding)	4.00	3/1/2028	2,435,000		2,863,170
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System) Ser. A	4.00	10/1/2037	2,105,000		2,384,586
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2033	3,250,000		4,046,153
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000		4,381,965
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		5,034,240
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,319,218
Pennsylvania, GO	5.00	9/15/2029	7,000,000		8,667,190
Pennsylvania, GO	5.00	3/15/2031	5,000,000		5,934,800
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/2022	7,540,000	[d]	8,351,379
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2023	11,520,000	[d]	13,125,542
Pennsylvania, GO, Refunding	4.00	1/1/2030	5,000,000		5,755,500
Pennsylvania, GO, Refunding	5.00	8/15/2023	5,000,000		5,744,550
Pennsylvania, GO, Refunding	5.00	7/15/2028	10,000,000		12,899,700
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC)	4.00	3/15/2032	3,305,000		3,738,847
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		4,257,337
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	6,000,000		6,830,280
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (St. Joseph's University) Ser. A	5.00	11/1/2034	2,240,000		2,322,746
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Pennsylvani Health System) Ser. C	5.00	8/15/2024	5,000,000		5,903,650
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,907,528

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Pennsylvania - 9.6% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,567,586
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT-1	5.00	6/15/2029	5,000,000		6,087,800
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	3,310,000		3,572,946
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	4.00	10/1/2046	2,130,000		2,283,743
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		12,180,200
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2035	7,085,000		8,697,829
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2031	5,000,000		6,203,350
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corporation) Ser. B2	5.00	6/1/2033	10,000,000		12,278,600
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2033	2,525,000		3,186,373
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		9,534,567
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2022	5,110,000	[d]	5,756,824
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2021	3,740,000		4,051,355
Perkiomen Valley School District, GO (Insured; State Aid Withholding)	4.00	2/15/2031	5,000,000		5,573,000
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2026	3,400,000		4,234,904
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2025	3,455,000		4,191,537
Philadelphia, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,351,755
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2035	1,575,000		1,808,825
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	8,400,000		9,622,620
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	10,000,000		12,490,200
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia Project) (Insured; State Aid Withholding)	5.00	4/1/2025	2,750,000		2,996,923
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia Project) (Insured; State Aid Withholding)	5.00	4/1/2022	1,000,000		1,090,590
State Public School Building Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000		6,042,900
State Public School Building Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2025	5,000,000		5,978,750
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000		600,355
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000		701,142
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000		621,220
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000		612,140
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000		1,201,920

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Pennsylvania - 9.6% (continued)
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2027	1,140,000	1,374,384
				243,933,071
Rhode Island - .5%
Rhode Island, GO, Refunding, Ser. B	5.00	8/1/2029	5,290,000	6,715,919
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	5,000,000	5,533,000
				12,248,919
South Carolina - .8%
Dorchester County School District No. 2, Revenue Bonds, Refunding	5.00	12/1/2029	2,000,000	2,291,700
Dorchester County School District No. 2, Revenue Bonds, Refunding	5.00	12/1/2028	1,750,000	2,008,353
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2032	750,000	852,593
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2031	1,000,000	1,141,260
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2030	1,000,000	1,148,080
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	3,315,000	4,014,200
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2022	7,500,000	8,375,700
				19,831,886
South Dakota - .3%
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2027	500,000	557,775
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2025	1,800,000	2,011,932
South Dakota State Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2032	2,660,000	3,081,583
South Dakota State Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2031	1,250,000	1,452,513
				7,103,803
Tennessee - 1.2%
Clarksville Natural Gas Acquisition Corp., Revenue Bonds	5.00	12/15/2020	1,690,000	1,768,382
Clarksville Public Building Authority, Revenue Bonds (Tennessee Municipal Bond Fund) (LOC; Bank of America NA)	1.40	11/1/2035	3,900,000	[a] 3,900,000
Memphis-Shelby County Industrial Development Board, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2029	5,840,000	7,228,168
Metropolitan Government of Nashville & Davidson County, GO, Refunding	5.00	1/1/2030	5,000,000	6,197,200
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	7,820,000	8,465,854
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	1,670,000	1,801,830
Tennessee Housing Development Agency, Revenue Bonds, Ser. B	3.50	1/1/2047	2,005,000	2,115,476
				31,476,910
Texas - 8.8%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000	4,874,591
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) (Insured; Texas Permanent School Fund Guarantee Program) Ser. A	4.00	12/1/2042	2,760,000	3,090,262
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	4.00	8/15/2033	1,000,000	1,161,690

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Texas - 8.8% (continued)
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	4.00	8/15/2034	1,075,000	1,242,722
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	4.00	8/15/2032	1,000,000	1,166,200
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	4.00	8/15/2030	1,000,000	1,179,530
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000	1,396,702
Clifton Higher Education Finance Corp., Revenue Bonds	5.00	8/15/2023	1,100,000	1,188,253
Culberson County-Allamoore Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	4.00	2/15/2041	1,300,000	1,302,535
Dallas, GO, Refunding	5.00	2/15/2028	5,000,000	6,314,250
Forney Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2027	2,200,000	2,669,304
Frisco Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2027	4,010,000	4,536,353
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	12,500,000	14,019,375
Harris County Flood Control District, Revenue Bonds, Refunding	5.00	10/1/2026	10,000,000	11,940,500
Houston, GO, Refunding, Ser. A	5.00	3/1/2029	5,000,000	6,250,850
Houston Community College System, GO	5.00	2/15/2032	8,200,000	9,146,034
Houston Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2028	5,000,000	5,605,150
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000	19,355,439
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	5.25	11/15/2033	5,000,000	6,295,350
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000	1,749,992
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000	2,180,483
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000	2,186,963
New Hope Cultural Educational Facilities Finance Corp., Revenue Bonds, Refunding (Children's Health System Project) Ser. A	4.00	8/15/2033	2,000,000	2,275,880
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000	5,698,043
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000	10,487,865
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2026	10,000,000	11,590,700
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000	3,538,830
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	11,415,000	13,405,205
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000	2,252,813
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	5,000,000	5,581,050
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000	2,113,598
Pearland Independent School District, GO, Refunding (Insured; Texas Permanent School Fund Guarantee Program)	5.00	2/15/2031	5,000,000	6,084,450
Southwest Higher Education Authority, Revenue Bonds, Refunding	5.00	10/1/2029	5,000,000	6,158,900
Southwest Higher Education Authority, Revenue Bonds, Refunding	5.00	10/1/2028	4,500,000	5,565,150
Texas, GO, Refunding	5.00	10/1/2023	4,220,000	4,563,761
Texas, GO, Refunding	5.00	10/1/2024	4,000,000	4,697,240
Texas, GO, Refunding	5.00	10/1/2027	8,470,000	10,360,673

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Texas - 8.8% (continued)
Texas, GO, Refunding	5.00	10/1/2021	5,165,000	[d] 5,564,874
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/2047	2,500,000	2,586,275
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	6,033,750
University of North Texas System, Revenue Bonds, Refunding, Ser. A	5.00	4/15/2035	5,000,000	5,877,800
				223,289,385
U.S. Related - .3%
Antonio B Won International Airport Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2033	1,000,000	1,161,370
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000	2,338,880
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000	2,351,520
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2018	2,500,000	[f] 1,921,875
				7,773,645
Utah - .6%
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000	2,948,616
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000	2,468,840
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000	3,103,350
Utah Associated Municipal Power Systems, Revenue Bonds, Refunding (Payson Power Project)	5.00	4/1/2022	5,675,000	6,114,131
				14,634,937
Vermont - .5%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center) Ser. A	5.00	12/1/2032	10,000,000	12,055,000
Virginia - .4%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	9,500,000	10,218,295
Washington - 3.5%
Energy Northwest, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	5,745,000	7,319,819
King County School District No. 411, GO, Refunding (Insured; School Board Guaranty)	4.50	12/1/2027	6,650,000	7,334,684
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2028	1,750,000	2,059,295
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2030	2,840,000	3,339,386
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2029	1,000,000	1,177,500
Washington, GO, Refunding, Ser. B	5.00	7/1/2032	5,000,000	6,068,750
Washington, GO, Refunding, Ser. R-2015C	5.00	7/1/2031	5,400,000	6,422,058
Washington, GO, Ser. A1	5.00	8/1/2031	5,165,000	6,243,710
Washington, GO, Ser. A1	5.00	8/1/2026	10,000,000	12,221,700
Washington, Revenue Bonds, Ser. C	5.00	9/1/2022	5,000,000	5,574,250
Washington, Revenue Bonds, Ser. C	5.00	9/1/2023	5,000,000	5,761,200
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. B2	5.00	8/1/2025	3,000,000	3,559,620
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. B3	5.00	8/1/2026	3,000,000	3,617,880
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence Health & Services) Ser. B	5.00	10/1/2021	5,550,000	5,975,907
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health)	5.00	10/1/2032	2,500,000	3,174,400
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center)	5.00	8/15/2025	1,700,000	1,993,335
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center)	5.00	8/15/2026	2,000,000	2,393,640
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center)	5.00	8/15/2027	2,175,000	2,645,975
Washington State University, Revenue Bonds, Refunding (Green Bond)	5.00	10/1/2028	1,000,000	1,306,230

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.3% (continued)
Washington - 3.5% (continued)
Washington State University, Revenue Bonds, Refunding (Green Bond)	5.00	10/1/2027	1,000,000	1,280,880
				89,470,219
Wisconsin - .4%
Wisconsin, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2029	3,140,000	3,986,073
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,000,000	2,324,400
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,000,000	1,170,760
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2032	500,000	581,645
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	1,000,000	1,168,020
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,000,000	1,164,910
				10,395,808
Total Investments (cost $2,426,147,113)			101.3%	2,582,662,231
Liabilities, Less Cash and Receivables			(1.3%)	(32,565,116)
Net Assets			100.0%	2,550,097,115

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2019.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Variable rate security—rate shown is the interest rate in effect at period end.

f Non-income producing—security in default.

g Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $21,060,921 or .83% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General	18.7
General Obligation	17.8
Transportation	12.6
Education	9.6
Medical	9.4
Water	7.0
School District	6.8
Airport	5.0
Tobacco Settlement	3.3
Development	2.8
Prerefunded	2.4
Single Family Housing	2.0
Power	1.8
Multifamily Housing	.6
Utilities	.5
Bond Bank	.4
Facilities	.2
Special Tax	.2
Nursing Homes	.2
101.3

† Based on net assets.

See notes to financial statements.

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9%
Alabama - 2.5%
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	6/1/2021	18,085,000	18,910,399
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	7/1/2022	9,125,000	9,780,449
				28,690,848
Arizona - 2.9%
Arizona, COP, Refunding, Ser. A	5.00	10/1/2022	8,000,000	8,946,400
Arizona, CP, Refunding, Ser. A	5.00	10/1/2021	9,000,000	9,723,420
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000	8,124,200
Coconino County Pollution Control Corp., Revenue Bonds, Refunding, Ser. B	1.60	5/21/2020	1,100,000	1,102,013
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Honorhealth) Ser. A	5.00	9/1/2021	725,000	778,889
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Honorhealth) Ser. A	5.00	9/1/2020	750,000	778,995
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management) Ser. A2	2.20	6/3/2024	3,350,000	3,455,659
				32,909,576
California - 2.8%
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. B	2.25	4/1/2022	7,500,000	7,687,050
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding, (The J Paul Getty Trust) Ser. A, 1 Month LIBOR x .7 +.33%	1.89	4/1/2022	5,000,000	[a] 4,996,700
Port of Los Angeles, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2023	5,000,000	5,715,900
Port of Los Angeles, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2022	3,000,000	3,324,390
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Refunding, Ser. H	5.00	5/1/2023	8,580,000	9,718,394
				31,442,434
Colorado - 2.7%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2020	910,000	928,318
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2021	4,555,000	[b] 4,795,276
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. B3	1.88	11/6/2019	5,000,000	5,005,500
Colorado Housing & Finance Authority, Revenue Bonds (Multi-Family Project) Ser. B2	1.35	2/1/2022	5,000,000	4,997,150
Colorado Housing & Finance Authority, Revenue Bonds (S Range Crossings Project)	2.15	1/1/2020	3,000,000	3,007,200
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. C	5.25	9/1/2025	3,000,000	3,118,020
Rio Blanco County School District No. Re-1, GO, Ser. B	5.00	12/1/2022	1,000,000	1,121,840
Rio Blanco County School District No. Re-1, GO, Ser. B	5.00	12/1/2021	2,000,000	2,171,140
Rio Blanco County School District No. Re-1, GO, Ser. B	5.00	12/1/2020	1,700,000	1,780,869
University of Colorado Hospital Authority, Revenue Bonds	4.00	3/1/2020	4,000,000	4,004,640
				30,929,953
Connecticut - 3.0%
Connecticut, GO, Refunding, Ser. F	5.00	9/15/2020	1,200,000	1,246,944
Connecticut, GO, Ser. A	5.00	4/15/2023	3,075,000	3,483,452
Connecticut, Revenue Bonds, Ser. A	5.00	1/1/2021	5,000,000	5,254,350
Connecticut, Revenue Bonds, Ser. A	5.00	1/1/2022	5,000,000	5,442,300
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. A2	5.00	7/1/2022	11,960,000	13,261,966
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. C2	5.00	2/1/2023	5,000,000	5,647,000
				34,336,012

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
District of Columbia - .4%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. D2	1.44	10/1/2039	4,000,000	[c] 4,000,000
Florida - 4.9%
Citizens Property Insurance Corp., Revenue Bonds, Ser. A1	5.00	6/1/2021	5,200,000	5,546,944
Citizens Property Insurance Corp., Revenue Bonds, Ser. A1	5.00	6/1/2020	9,400,000	9,669,216
Florida, GO, Refunding, Ser. D	5.00	6/1/2023	1,031,000	1,102,036
Florida Development Finance Corp., Revenue Bonds (Virgin Trains USA) Ser. B	1.90	3/17/2020	7,500,000	7,502,400
Florida Lottery, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2021	12,575,000	13,456,130
Hillsborough County School Board, COP, Refunding	5.00	7/1/2021	7,000,000	7,498,400
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2021	3,890,000	4,199,333
Palm Beach County Airport System, Revenue Bonds, Refunding	5.00	10/1/2022	710,000	788,292
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities)	4.00	11/15/2020	2,000,000	2,065,300
Palm Beach County School Board, COP, Refunding, Ser. A	5.00	8/1/2022	1,875,000	2,083,875
Palm Beach County School Board, COP, Refunding, Ser. A	5.00	8/1/2021	1,525,000	1,638,506
				55,550,432
Georgia - 2.8%
Bartow County Development Authority, Revenue Bonds, Refunding (Gerorgia Power)	1.55	8/19/2022	2,000,000	1,995,540
Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.35	12/11/2020	5,000,000	5,060,750
Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	8,000,000	8,169,520
Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	5,000,000	5,105,950
DeKalb County School District, GO	4.00	10/1/2021	4,045,000	4,292,514
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2021	700,000	741,034
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2022	1,000,000	1,091,440
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2020	500,000	512,470
Main Street Natural Gas, Revenue Bonds, Ser. A	4.00	9/1/2023	5,000,000	5,481,050
				32,450,268
Hawaii - 1.0%
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,696,850
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,696,850
				11,393,700
Illinois - 6.4%
Chicago, Revenue Bonds, Refunding	5.00	11/1/2019	3,250,000	3,268,557
Chicago, Revenue Bonds, Refunding, Ser. 2017-2	5.00	11/1/2019	2,500,000	2,514,275
Chicago Board of Education, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.00	12/1/2019	2,020,000	2,035,736
Chicago Board of Education, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.25	12/1/2020	1,175,000	1,225,408
Chicago Board of Education, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.25	12/1/2020	1,275,000	1,329,698
Cook County, GO, Refunding	5.00	11/15/2020	890,000	928,421
Greater Chicago Metropolitan Water Reclamation District, GO (Green Bond) Ser. C	5.00	12/1/2020	5,000,000	5,234,000
Illinois, GO	5.00	4/1/2020	1,865,000	1,900,043
Illinois, GO, Refunding, Ser. A	5.00	10/1/2020	3,000,000	3,103,020
Illinois, GO, Ser. A	5.00	4/1/2020	4,515,000	4,599,837
Illinois, GO, Ser. D	5.00	11/1/2021	5,000,000	5,307,250
Illinois, GO, Ser. D	5.00	11/1/2020	17,000,000	17,598,570
Illinois, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.)	5.75	6/15/2020	1,615,000	1,666,228

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Illinois - 6.4% (continued)
Illinois Finance Authority, Revenue Bonds (Northwestern Memorial Healthcare) Ser. B	5.00	12/15/2022	10,680,000	11,963,522
Illinois Housing Development Authority, Revenue Bonds (Century Woods) (Insured; Government National Mortgage Association Collateral)	1.90	10/1/2021	5,000,000	5,055,850
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2022	5,000,000	5,484,350
				73,214,765
Indiana - 1.2%
Center Grove Multi-Facility School Building Corp., BAN	2.50	12/15/2020	2,200,000	2,214,124
Hammond Multi-School Building Corp., Revenue Bonds, Refunding	4.00	1/15/2021	660,000	683,278
Indiana Finance Authority, Revenue Bonds, Refunding (Indiana University Health Inc.) Ser. C	5.00	12/1/2022	3,500,000	3,935,995
Whiting, Revenue Bonds (BP Products North America)	5.00	11/1/2022	6,000,000	6,671,220
				13,504,617
Kansas - .5%
Johnson County Unified School District No. 512, GO, Refunding, Ser. A	2.25	10/1/2023	4,790,000	4,851,695
Lenexa, GO, Ser. B	1.63	9/1/2021	1,000,000	1,000,820
				5,852,515
Kentucky - 3.5%
Carroll County, Revenue Bonds, Refunding	1.20	6/1/2021	6,000,000	5,994,840
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project Number 112) Ser. B	5.00	11/1/2020	10,000,000	10,436,800
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric)	1.85	4/1/2021	13,500,000	13,632,165
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric)	2.55	5/3/2021	1,500,000	1,532,745
Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, Refunding	5.00	5/15/2022	7,470,000	8,251,287
				39,847,837
Louisiana - .3%
East Baton Rouge Parish Industrial Development Board, Revenue Bonds (Exxon Mobil Project) Ser. A	1.43	8/1/2035	2,000,000	[d] 2,000,000
East Baton Rouge Parish Industrial Development Board, Revenue Bonds (Exxon Mobil Project) Ser. B	1.43	12/1/2040	1,500,000	[d] 1,500,000
				3,500,000
Maryland - 1.5%
Cecil County, GO, Refunding	5.00	8/1/2022	2,185,000	2,431,730
Maryland, GO, Refunding, Ser. B	5.00	8/1/2022	10,000,000	11,129,200
Washington Suburban Sanitary Commission, GO	5.00	6/1/2021	3,605,000	3,850,717
				17,411,647
Massachusetts - 2.5%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2021	3,010,000	3,222,054
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5,1 Month MUNIPSA +.42%	1.77	1/27/2022	5,500,000	[a] 5,500,660
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2022	550,000	606,150
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2021	575,000	613,565
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue J)	5.00	7/1/2022	3,000,000	3,308,010
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue K) Ser. A	4.00	7/1/2021	1,000,000	1,048,720
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue K) Ser. A	4.00	7/1/2020	375,000	383,340

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Massachusetts - 2.5% (continued)
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue L) Ser. B	5.00	7/1/2022	2,000,000	2,205,340
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue L) Ser. B	5.00	7/1/2021	1,150,000	1,226,694
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	5,000,000	5,099,850
Massachusetts Transportation Trust Fund Metropolitan Highway, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000	5,610,600
				28,824,983
Michigan - 1.4%
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) Ser. A	5.00	7/1/2021	500,000	531,565
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding, Ser. A	5.00	7/1/2021	1,000,000	1,063,130
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2020	12,325,000	12,548,329
Michigan State Housing Development Authority, Revenue Bonds, Ser. A1	1.50	10/1/2022	1,000,000	1,001,630
Michigan Strategic Fund, Revenue Bonds, Refunding, Ser. CC	1.45	9/1/2021	1,000,000	998,990
				16,143,644
Minnesota - 1.3%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	6,340,000	7,082,921
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	4,675,000	5,062,417
Rochester Independent School District No. 535, COP, Ser. B	5.00	2/1/2022	1,560,000	1,705,205
Russell Tyler Ruthton Independent School District No. 2902, GO, Ser. A	5.00	2/1/2024	1,210,000	1,412,929
				15,263,472
Mississippi - .7%
Mississippi, GO, Refunding, Ser. B, 1 Month LIBOR x .67 +.33%	1.82	9/1/2020	5,490,000	[a] 5,492,800
Mississippi Business Finance Corp., Revenue Bonds (Chevron U.S.A. Inc. Project) Ser. F	1.35	12/1/2030	2,295,000	[d] 2,295,000
				7,787,800
Missouri - .6%
Missouri Development Finance Board, Revenue Bonds, Refunding, Ser. A	3.00	12/1/2022	3,540,000	3,740,930
Missouri Health & Educational Facilities Authority, Revenue Bonds (Liquidity Facility; U.S. Bank NA) Ser. C	1.35	3/1/2040	2,900,000	[d] 2,900,000
				6,640,930
Montana - .2%
Montana Board of Investments, Revenue Bonds, Refunding	1.87	3/1/2028	2,000,000	[d] 2,004,980
Nebraska - .2%
Central Plains Energy Project, Revenue Bonds, Refunding (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/2019	1,975,000	1,991,985
Nevada - 2.6%
Clark County, Revenue Bonds, Refunding (Nevada Power)	1.60	5/21/2020	3,000,000	3,005,490
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A1	5.00	7/1/2020	3,010,000	3,104,574
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2022	8,220,000	9,081,867
Clark County School District, GO, Refunding, Ser. D	5.00	6/15/2021	3,000,000	3,205,140
Las Vegas Valley Water District, GO, Refunding, Ser. C	5.00	6/1/2022	4,000,000	4,272,720
Washoe County, Revenue Bonds, Refunding (Sierra Pacific Power)	2.05	4/15/2022	7,500,000	7,606,200
				30,275,991
New Hampshire - .5%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	4,105,280

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New Hampshire - .5% (continued)
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	2,052,520
				6,157,800
New Jersey - 4.4%
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	1,500,000	1,633,800
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2020	4,500,000	4,623,435
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2021	1,000,000	1,060,530
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.50	12/15/2019	750,000	758,948
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. 2	2.45	11/1/2019	2,350,000	2,353,290
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2020	4,000,000	4,104,600
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2021	5,000,000	5,302,000
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. B	5.25	12/15/2022	5,000,000	5,601,500
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2021	3,400,000	3,615,050
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2022	10,000,000	10,962,000
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	10,000,000	10,860,200
				50,875,353
New Mexico - 2.1%
New Mexico, GO, Refunding, Ser. B	5.00	3/1/2022	14,365,000	15,755,101
New Mexico Finance Authority, Revenue Bonds, Ser. C	5.00	6/1/2022	4,200,000	4,487,112
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2021	1,210,000	1,282,419
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/1/2022	1,000,000	1,072,330
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/1/2021	1,200,000	1,255,440
				23,852,402
New York - 9.8%
Metropolitan Transportation Authority, BAN, Ser. A	5.00	3/1/2022	10,000,000	10,952,200
Metropolitan Transportation Authority, BAN, Ser. B1	5.00	5/15/2022	10,000,000	10,986,900
Metropolitan Transportation Authority, BAN, Ser. C1	5.00	9/1/2020	10,000,000	10,368,400
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. F	5.00	11/15/2024	11,175,000	12,508,736
New York City, GO, Refunding, Ser. C	5.00	8/1/2022	3,840,000	3,851,174
New York City, GO, Ser. D3	5.00	2/1/2024	5,000,000	5,730,800
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2023	4,100,000	4,654,156
New York City Housing Development Corp., Revenue Bonds, Ser. C2	1.70	7/1/2021	10,000,000	10,012,700
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	2.50	3/1/2023	2,000,000	[e] 2,072,280
New York City Transitional Finance Authority, Revenue Bonds (Build America Bonds)	4.44	8/1/2021	8,870,000	9,324,144
New York City Transitional Finance Authority, Revenue Bonds (SPA; JPMorgan Chase Bank NA)	1.39	8/1/2045	4,000,000	[d] 4,000,000

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 9.8% (continued)
New York City Transitional Finance Authority, Revenue Bonds, Ser. B4	1.39	8/1/2042	1,100,000	[d]	1,100,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank HessenThuringen Girozentrale) Ser. BB1	1.37	6/15/2039	100,000	[c]	100,000
New York Housing Finance Authority, Revenue Bonds (Insured; SONYMA/GNMA/FNMA/FHLMC) Ser. K	1.50	5/1/2021	5,000,000		5,017,350
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.55	11/1/2022	2,000,000		2,025,180
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.65	5/1/2023	2,000,000		2,039,100
New York State Housing Finance Agency, Revenue Bonds, Refunding (Insured; State of New York Mortgage Agency) Ser. F	1.80	5/1/2020	2,915,000		2,915,641
New York State Housing Finance Agency, Revenue Bonds, Ser. J	2.50	5/1/2022	1,500,000		1,513,605
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 1 Month SOFRRATE x .67 +.43%	1.85	9/26/2019	2,650,000	[a]	2,650,477
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D, 1 Month SOFRRATE x .67 +.50%	1.92	10/1/2020	5,000,000	[a]	5,015,300
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	2,790,000		3,064,731
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2020	2,500,000		2,569,325
				112,472,199
North Carolina - .1%
North Carolina Eastern Municipal Power Agency, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity) Ser. B	6.00	1/1/2022	1,250,000		1,391,425
Ohio - 2.1%
Allen County Hospital Facilities, Revenue Bonds (Mercy Health Project) Ser. B	5.00	5/5/2022	3,000,000		3,292,260
American Municipal Power, Revenue Bonds (AMP Fremont Energy Center Project) Ser. B	5.25	2/15/2022	5,040,000	[b]	5,542,337
American Municipal Power, Revenue Bonds (Combined Hydroelectric Project) Ser. A	2.25	8/15/2021	2,500,000		2,531,050
Miami University, Revenue Bonds, Refunding	5.00	9/1/2022	1,590,000		1,710,474
Ohio, Revenue Bonds, Refunding (University Hospitals Health System) (LOC; PNC Bank NA) Ser. A	1.43	1/15/2046	1,100,000	[c]	1,100,000
Ohio, Revenue Bonds, Ser. A	5.00	4/1/2021	1,035,000		1,099,191
Ohio Housing Finance Agency, Revenue Bonds (Neilan Park Apartments)	1.75	6/1/2021	3,150,000		3,173,972
Ohio Housing Finance Agency, Revenue Bonds (RAD East Project)	2.45	5/1/2021	5,020,000		5,115,531
				23,564,815
Oregon - .4%
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,375,000		2,439,909
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,500,000		2,567,975
				5,007,884
Pennsylvania - 7.2%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center) Ser. A	5.00	7/15/2022	1,500,000		1,664,145
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center) Ser. A	5.00	7/15/2023	2,200,000		2,518,164
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center) Ser. A	5.00	7/15/2020	2,850,000		2,945,276
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center) Ser. A	5.00	7/15/2021	2,500,000		2,676,000

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Pennsylvania - 7.2% (continued)
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2022	3,000,000		3,288,060
Delaware River Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2021	4,000,000		4,206,760
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (AICUP Financing Program Gwynedd Mercy University Project)	4.00	5/1/2022	1,000,000		1,056,130
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Gwynedd Mercy University Project)	3.00	5/1/2021	1,100,000		1,117,655
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2023	500,000		572,535
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2022	600,000		667,596
Pennsylvania, GO	5.00	4/1/2023	12,040,000	[b]	13,718,015
Pennsylvania, GO, Refunding	5.00	1/15/2021	5,000,000		5,266,000
Pennsylvania, GO, Refunding	5.00	8/15/2022	9,000,000		10,007,460
Pennsylvania Economic Development Financing Authority, Revenue Bonds	5.00	12/31/2019	2,000,000		2,020,980
Pennsylvania Economic Development Financing Authority, Revenue Bonds	5.00	6/30/2020	2,640,000		2,708,138
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Inc. Project)	1.75	8/1/2024	5,000,000		5,032,750
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Inc. Project)	2.15	7/1/2024	4,500,000		4,614,480
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Inc. Project) Ser. A	1.70	8/3/2020	3,000,000		3,005,970
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Shippensburg University of Pennsylvania)	6.00	10/1/2021	2,000,000	[b]	2,202,220
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Shippensburg University Student Sevices)	5.00	10/1/2022	1,000,000	[b]	1,118,560
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C, 1 Month LIBOR x .7 +.64%	2.20	12/1/2020	2,500,000	[a]	2,500,950
The Philadelphia School District, GO, Refunding, Ser. C	5.00	9/1/2021	1,500,000		1,555,995
The Philadelphia School District, GO, Refunding, Ser. D	5.00	9/1/2020	6,000,000		6,220,440
The Philadelphia School District, GO, Ser. A	5.00	9/1/2019	700,000		700,000
The Philadelphia School District, GO, Ser. A	5.00	9/1/2020	500,000		518,370
				81,902,649
Rhode Island - .1%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Lifespan Obligated Group)	5.00	5/15/2020	1,500,000		1,536,135
Tennessee - .7%
Greeneville Health & Educational Facilities Board, Revenue Bonds, Refunding (Ballad Health Obligated Group)	5.00	7/1/2020	2,000,000		2,061,160
Knox County Health Educational & Housing Facility Board, Revenue Bonds (Clear Springs Apartments Project)	1.80	5/1/2021	1,000,000		1,007,880
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities, Revenue Bonds (Ascension Health Credit Group)	1.55	11/3/2020	5,000,000		5,020,150
				8,089,190
Texas - 19.5%
Alamo Heights Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	3.00	2/1/2021	1,500,000		1,536,945
Alvin Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2025	1,000,000		1,055,610
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2022	2,000,000		2,231,720
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2023	3,000,000		3,452,940

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Texas - 19.5% (continued)
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2020	2,500,000		2,614,075
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2021	2,500,000		2,702,350
Austin Airport System, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2024	600,000		710,400
Austin Airport System, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2022	1,200,000		1,339,032
Bexar County , GO, Ser. B	5.00	6/15/2023	1,000,000	[b]	1,145,210
Brownsville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	2/15/2022	2,875,000		3,148,326
Central Texas Regional Mobility Authority, BAN	4.00	1/1/2022	4,000,000		4,176,800
Corpus Christi, GO	5.00	3/1/2027	2,365,000		2,497,984
Cypress-Fairbanks Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A3	3.00	8/17/2020	12,000,000		12,197,040
Dallas Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B5	5.00	2/15/2021	3,000,000		3,163,500
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	1.95	8/1/2022	1,000,000		1,017,990
Garland, GO, Refunding	5.00	2/15/2022	1,750,000		1,915,918
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.75	8/1/2022	5,000,000		5,205,150
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2022	6,500,000		7,261,800
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. C, 1 Month LIBOR x .7 +.36%	1.84	8/1/2021	5,000,000	[a]	4,999,450
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A1B	2.20	6/1/2020	6,270,000		6,317,025
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A2	2.25	6/1/2022	3,500,000		3,587,675
Lamar Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	1.95	8/17/2020	3,750,000		3,779,400
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2021	12,700,000		13,666,851
Mansfield Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.50	8/1/2021	3,500,000		3,578,225
Matagorda County Navigation Distric No. 1, Revenue Bonds, Refunding	1.75	9/1/2020	5,000,000		4,993,650
New Caney Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/2021	6,000,000		6,195,180
North Texas Tollway Authority, Revenue Bonds (Special Project Systems) Ser. D	5.00	9/1/2021	10,000,000	[b]	10,764,200
North Texas Tollway Authority, Revenue Bonds (Special Project Systems) Ser. D	5.00	9/1/2021	22,540,000	[b]	24,262,507
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2022	2,275,000		2,479,545
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,500,000		2,813,150
Northside Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	6/1/2021	5,000,000		5,066,100
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000		4,035,560
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	2.25	8/15/2022	3,450,000		3,548,739
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	9,725,000		10,168,071
Round Rock Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	1.50	8/1/2021	6,770,000		6,776,838
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	2.75	12/1/2022	2,250,000		2,349,653

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Texas - 19.5% (continued)
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. B	2.00	12/1/2021	5,000,000		5,052,400
Socorro Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2021	10,000,000	[b]	10,747,200
Tarrant County Health Facilities Development Corp., Revenue Bonds (Cook Children's Medical Center) Ser. A	5.00	12/1/2033	1,010,000		1,018,535
Texas, GO, Refunding, Ser. B3	5.00	8/1/2022	7,500,000		8,340,075
Travis County, GO, Refunding	5.00	3/1/2023	3,900,000		4,279,431
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2022	15,530,000		17,002,399
				223,194,649
U.S. Related - .1%
Puerto Rico Highways & Transportation Authority, TRAN, Ser. K	5.00	12/31/2049	2,885,000	[f]	1,110,725
Virginia - 1.2%
Charles City County Economic Development Authority, Revenue Bonds (Waste Management)	2.40	5/2/2022	1,750,000		1,797,740
Fairfax County Industrial Development Authority, Revenue Bonds, Refunding (Inova Health System) Ser. B1	5.00	5/15/2021	3,900,000		4,152,252
Gloucester County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,500,000		1,542,765
King George County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.50	6/1/2023	2,000,000	[d]	2,071,680
Peninsula Ports Authority , Revenue Bonds, Refunding (Dominion Terminal Association Project)	1.55	10/1/2019	2,750,000		2,749,780
Sussex County Industrial Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,750,000		1,797,408
				14,111,625
Washington - 2.4%
King County, GO, Refunding	5.00	12/1/2022	2,675,000		3,010,953
King County School District No. 405, GO (Insured; School Board Guaranty)	5.00	12/1/2022	4,085,000		4,599,424
University of Washington, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	2,260,000		2,505,346
University of Washington, Revenue Bonds, Ser. A	5.00	5/1/2022	7,575,000		8,180,848
Washington, GO, Ser. D	5.00	2/1/2024	660,000		721,928
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. B1	5.00	8/1/2024	5,000,000		5,759,250
Whatcom County School District No. 502, GO (Insured; School Board Guaranty)	3.00	12/1/2024	1,295,000		1,421,055
Whatcom County School District No. 502, GO (Insured; School Board Guaranty)	3.00	12/1/2023	1,015,000		1,096,342
				27,295,146
West Virginia - .2%
West Virginia Economic Development Authority, Revenue Bonds (Appalachian Power Company Amos Project) Ser. A	1.70	9/1/2020	2,500,000		2,507,350
Wisconsin - 2.2%
Howard, NAN	4.00	12/1/2022	5,000,000		5,220,550
Kenosha Unified School District No. 1, GO, Refunding	5.00	4/1/2023	1,365,000		1,551,609
Waukesha County, GO, Ser. A	3.00	4/1/2023	1,400,000		1,491,966
Wisconsin, GO, Refunding, Ser. 2	5.00	5/1/2024	8,050,000		8,877,781
Wisconsin, GO, Ser. A	5.00	5/1/2022	6,300,000	[b]	6,957,594
Wisconsin, GO, Ser. B	5.00	5/1/2022	580,000	[b]	640,540
				24,740,040
Total Long-Term Municipal Investments (cost $1,119,618,688)			1,131,777,776

Short-Term Municipal Investments - 2.8%
Illinois - .2%
Illinois, GO (Build America Bonds)	5.73	4/1/2020	2,475,000		2,518,783

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Municipal Investments - 2.8% (continued)
Massachusetts - .4%
Medford, BAN	2.50	6/19/2020	1,585,000	1,599,962
Taunton, BAN	2.50	5/21/2020	2,445,000	2,467,421
				4,067,383
New Jersey - .1%
New Jersey Sports & Exposition Authority, Revenue Bonds, Refunding, Ser. A	4.00	9/1/2019	1,000,000	1,000,000
New York - 1.1%
Hempstead Union Free School District, TAN	2.50	6/25/2020	3,000,000	3,022,110
Phoenix Central School District, GO	2.25	7/10/2020	10,000,000	10,076,000
				13,098,110
Pennsylvania - .1%
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 109	3.40	4/1/2020	755,000	756,208
Texas - .9%
Texas, TRAN	4.00	8/27/2020	10,000,000	10,278,100
Total Short-Term Municipal Investments (cost $31,689,692)			31,718,584
	Annualized Yield (%)
Short-Term Investments - .9%
U.S. Treasury Securities
U.S. Treasury Bills (cost $9,861,742)	3.89	5/21/2020	10,000,000	[g] 9,873,294
Total Investments (cost $1,161,170,122)			102.6%	1,173,369,654
Liabilities, Less Cash and Receivables			(2.6%)	(29,275,673)
Net Assets			100.0%	1,144,093,981

a Variable rate security—rate shown is the interest rate in effect at period end.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing—security in default.

g Security is a discount security. Income is recognized through the accretion of discount.

49

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	18.7
School District	14.3
General Obligation	13.7
Transportation	8.7
Prerefunded	7.2
Development	6.6
Medical	6.5
Education	6.4
Multifamily Housing	4.7
Airport	3.7
Power	3.5
Tobacco Settlement	2.1
Water	1.9
Pollution	1.1
Build America Bonds	1.0
U.S. Government	.9
Student Loan	.7
Utilities	.6
Nursing Homes	.2
Single Family Housing	.1
102.6

† Based on net assets.

See notes to financial statements.

50

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.1%
Alabama - 1.1%
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	2,000,000	2,267,900
Florida - .9%
Lake County School Board, COP, Refunding, Ser. B	5.00	6/1/2027	1,620,000	1,772,960
Illinois - 2.1%
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,285,000	1,370,581
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000	554,315
Illinois, GO	5.25	2/1/2029	2,000,000	2,229,340
				4,154,236
Michigan - 1.0%
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp.)	5.00	12/1/2033	1,850,000	2,020,311
New Jersey - 4.3%
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	3/1/2027	2,000,000	2,207,260
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	1,250,000	1,313,788
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	2,000,000	2,172,040
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	625,000	763,669
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000	1,082,568
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000	1,088,509
				8,627,834
New Mexico - 1.2%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	2,000,000	2,369,640
New York - 4.8%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	1,625,000	1,921,302
New York City, GO Notes, Ser. A2	1.52	10/1/2038	300,000	[a] 300,000
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,350,000	1,528,834
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	1,675,000	1,734,194
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b] 2,499,277
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2025	1,350,000	1,570,279
				9,553,886
Pennsylvania - 84.7%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000	1,221,500
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	4/1/2030	1,000,000	1,253,340
Allegheny County Port Authority, Revenue Bonds, Refunding	5.25	3/1/2024	2,000,000	2,117,080
Armstrong School District, GO, Refunding, Ser. A	5.00	3/15/2029	920,000	1,184,482
Beaver County Hospital Authority, Revenue Bonds, Refunding (Heritage Valley Health System)	5.00	5/15/2025	1,250,000	1,323,713
Beaver County Hospital Authority, Revenue Bonds, Refunding (Heritage Valley Health System)	5.00	5/15/2023	1,345,000	1,428,054
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project)	4.00	11/1/2033	1,300,000	1,454,817

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 84.7% (continued)
Boyertown Area School District, GO	5.00	10/1/2034	1,060,000		1,214,580
Canonsburg-Houston Joint Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2023	1,260,000		1,436,513
Capital Region Water, Revenue Bonds, Refunding	5.00	7/15/2026	750,000		927,525
Chambersburg Area School District, GO, Refunding (Insured; State Aid Withholding)	4.00	3/1/2028	1,000,000		1,175,840
Chester County, GO, Refunding	4.00	11/15/2032	740,000		873,859
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	2,500,000		3,119,700
Dallastown Area School District, GO, Refunding	5.00	4/15/2031	1,400,000		1,652,602
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project), Ser. A	5.00	6/1/2029	1,000,000		1,216,570
Downingtown Area School District, GO, Ser. C	5.00	8/1/2030	1,455,000		1,808,085
East Pennsboro Township, GO, Refunding	5.00	9/1/2031	1,115,000		1,397,374
Easton Area School District, GO, Ser. A	5.00	4/1/2029	1,090,000		1,336,613
Erie County, GO (Insured; National Public Finance Guarantee Corp.) Ser. A	5.50	9/1/2022	1,640,000		1,846,214
Franklin County, GO, Refunding	4.00	11/1/2032	1,205,000		1,376,905
Garnet Valley School District, GO, Refunding	4.00	4/1/2027	2,415,000		2,751,651
Lancaster County Solid Waste Management Authority, Revenue Bonds (Insured; County Guaranty) Ser. B	5.00	12/15/2033	1,895,000		2,163,863
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/15/2031	1,500,000		1,723,590
Lower Merion Township, GO, Ser. B	4.00	7/15/2033	495,000		552,504
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		573,983
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		515,780
Lower Merion Township, GO, Ser. B	4.00	7/15/2029	425,000		478,780
Lower Merion Township, GO, Ser. B	4.00	7/15/2030	440,000		494,476
Manheim Township School District, GO, Ser. A	5.00	2/1/2030	1,025,000		1,237,677
Montgomery County, GO, Refunding, Ser. C	5.00	12/15/2019	100,000	[c]	101,085
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		586,425
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		1,142,180
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University) Ser. A	5.00	9/1/2030	1,600,000		2,018,736
Montgomery County Industrial Development Authority, Revenue Bonds (New Regional Medical Center Project) (Insured; Federal Housing Administration)	5.50	8/1/2020	995,000	[c]	1,035,288
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (Albert Einstein Healthcare Network)	5.00	1/15/2020	1,000,000		1,011,520
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,365,647
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,239,280
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2043	2,000,000		2,242,280
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lehigh University) Ser. A	4.00	11/15/2035	1,530,000		1,742,991
Pennsylvania, GO, Ser. 1st	5.00	3/15/2028	2,200,000		2,624,578
Pennsylvania, GO, Ser. 2nd	5.00	9/15/2024	2,975,000		3,535,847
Pennsylvania Economic Development Financing Authority, Revenue Bonds (UPMC) Ser. A	5.00	2/1/2026	2,455,000		2,899,011
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Inc. Project)	2.15	7/1/2024	2,000,000		2,050,880
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Inc. Project) Ser. A	2.15	11/1/2021	2,375,000		2,407,514

52

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 84.7% (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Amtrak Project) Ser. A	5.00	11/1/2026	1,000,000		1,095,950
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Forum Place Project)	5.00	3/1/2025	1,000,000		1,086,950
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC)	4.00	3/15/2032	1,690,000		1,911,846
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC)	5.00	3/15/2031	1,000,000		1,232,110
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual Assurance Company) Ser. AT-1	5.00	6/15/2027	1,000,000		1,233,890
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Temple University)	5.00	4/1/2026	1,000,000		1,089,790
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Trustees of the University of Pennsylvania) Ser. A	5.00	8/15/2032	1,000,000		1,250,930
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (University of Pennsylvania Health System) Ser. E	4.00	8/15/2034	1,000,000		1,142,340
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		2,323,295
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Pennsylvani Health System) Ser. C	5.00	8/15/2024	1,410,000		1,664,829
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Pennsylvania Health System)	5.00	8/15/2035	1,200,000		1,421,580
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2025	1,000,000		1,169,220
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AQ	5.00	6/15/2025	1,000,000		1,203,790
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV-1	4.00	6/15/2030	2,220,000		2,590,585
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	1,500,000		1,619,160
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,525,973
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,230,000		1,498,165
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/2025	2,500,000		3,097,850
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2034	1,000,000		1,224,540
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 2nd	5.00	12/1/2034	1,000,000		1,230,990
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	1,325,000		1,644,378
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A-1	5.25	12/1/2035	2,280,000		2,703,738
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,210,350
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2038	2,415,000		2,637,711
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2034	1,000,000		1,257,370
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2022	1,190,000	[c]	1,340,630
Philadelphia, GO, Refunding	5.00	8/1/2029	1,000,000		1,250,860
Philadelphia, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2030	1,275,000		1,596,478
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2029	1,000,000		1,250,860
Philadelphia, Revenue Bonds, Refunding	5.00	11/1/2022	355,000	[c]	398,207
Philadelphia, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2020	1,750,000		1,799,945

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 84.7% (continued)
Philadelphia, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	2,000,000		2,403,120
Philadelphia, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	2,000,000		2,379,360
Philadelphia, Revenue Bonds, Ser. A	5.00	1/1/2036	2,830,000		2,956,586
Philadelphia Authority for Industrial Development, Revenue Bonds (Green Bond) Ser. A	5.00	2/15/2034	1,250,000		1,534,912
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	1,000,000		1,145,550
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Temple University) Ser. 2016	5.00	4/1/2031	2,000,000		2,353,000
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (Temple University) Ser. 2016	5.00	4/1/2025	1,500,000		1,805,100
Pittsburgh, GO	4.00	9/1/2034	325,000		370,698
Pittsburgh, GO	4.00	9/1/2035	750,000		854,340
Pittsburgh, GO	4.00	9/1/2036	500,000		568,190
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,216,320
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2023	855,000		979,659
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2024	940,000		1,107,217
Pittsburgh Water & Sewer Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	9/1/2023	2,580,000	[c]	2,974,069
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2027	1,060,000		1,352,380
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	1,000,000		1,249,020
Selinsgrove Area School District, GO, Refunding, Ser. B	3.00	3/1/2026	1,095,000		1,180,936
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group)	5.00	6/1/2038	1,000,000		1,261,500
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group) Ser. A	5.00	6/1/2027	2,085,000		2,431,006
Southeastern Pennsylvania Transportation Authority, Revenue Bonds	5.00	6/1/2021	1,000,000	[c]	1,067,800
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2031	2,490,000		2,683,647
State Public School Building Authority, Revenue Bonds, Refunding (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2024	2,000,000		2,312,900
Susquehanna Township School District, GO, Refunding	4.00	11/15/2027	1,975,000		2,202,243
The Pennsylvania State University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000		1,247,037
The School District of Philadelphia, GO, Ser. A	5.00	9/1/2028	500,000		632,270
Township of Whitemarsh, GO, Refunding	4.00	11/15/2035	605,000		665,790
Township of Whitemarsh, GO, Refunding	4.00	11/15/2039	1,000,000		1,091,690
Tredyffrin Easttown School District, GO	5.00	2/15/2032	290,000		361,337
Tredyffrin Easttown School District, GO	5.00	2/15/2036	1,365,000		1,675,756
Tredyffrin Easttown School District, GO	5.00	2/15/2034	240,000		296,167
Upper Merion Area School District, GO	5.00	1/15/2034	350,000		422,811
Upper Merion Area School District, GO	5.00	1/15/2037	275,000		329,786
Upper Merion Area School District, GO	5.00	1/15/2035	420,000		506,159
Upper Merion Area School District, GO	5.00	1/15/2036	250,000		300,635
Upper Moreland Township School District, GO	4.00	10/1/2033	780,000		838,562
Upper St. Clair Township School District, GO	5.00	10/1/2041	1,000,000		1,149,000
West Mifflin Area School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000		1,197,690

54

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.1% (continued)
Pennsylvania - 84.7% (continued)
West View Municipal Authority, Revenue Bonds	5.00	11/15/2024	3,000,000	[c] 3,597,810
Westmoreland County Municipal Authority, Revenue Bonds, Refunding (Insured; Build America Mutual Assurance Company)	5.00	8/15/2027	1,500,000	1,808,415
Westmoreland County Municipal Authority, Revenue Bonds, Refunding (Insured; Build America Mutual Assurance Company)	5.00	8/15/2028	1,000,000	1,204,210
				169,279,920
Tennessee - .1%
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	1.40	4/1/2032	200,000	[d] 200,000
U.S. Related - .9%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,500,000	1,599,480
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	800,000	[e] 190,000
				1,789,480
Total Investments (cost $189,810,837)			101.1%	202,036,167
Liabilities, Less Cash and Receivables			(1.1%)	(2,271,837)
Net Assets			100.0%	199,764,330

a Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $2,499,277 or 1.25% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Medical	15.3
Education	15.0
General Obligation	13.2
School District	12.6
Transportation	10.5
General	7.3
Water	6.7
Prerefunded	5.3
Development	4.5
Tobacco Settlement	3.0
Pollution	2.3
Airport	2.1
Facilities	1.7
Single Family Housing	.8
Multifamily Housing	.8
101.1

† Based on net assets.

See notes to financial statements.

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.4%
Alabama - 1.0%
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	3,000,000		3,401,850
Florida - .5%
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2024	1,250,000		1,486,975
Illinois - 1.5%
Chicago, GO, Ser. A	5.00	1/1/2023	1,970,000		2,136,465
Illinois, GO, Ser. D	5.00	11/1/2026	2,500,000		2,898,875
				5,035,340
Massachusetts - 88.3%
Berkshire Wind Power Cooperative Corp., Revenue, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2030	1,000,000		1,244,330
Berkshire Wind Power Cooperative Corp., Revenue, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000		1,255,550
Berkshire Wind Power Cooperative Corp., Revenue, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2026	475,000		588,596
Dedham, GO	4.00	6/15/2029	495,000		574,848
Framingham, GO, Refunding	5.00	12/1/2029	365,000		473,084
Framingham, GO, Refunding	5.00	12/1/2028	420,000		546,937
Manchester Essex Regional School District, GO, (School Project Loan)	4.00	2/1/2034	845,000		996,247
Manchester Essex Regional School District, GO, (School Project Loan)	4.00	2/1/2033	590,000		704,082
Mansfield, GO (Municipal Purpose Loan)	4.00	5/15/2030	845,000		968,488
Mansfield, GO (Municipal Purpose Loan)	4.00	5/15/2029	815,000		940,029
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x .67 +.55%	2.06	11/1/2025	2,500,000	[a]	2,504,175
Massachusetts, GO, Refunding, Ser. B	5.00	7/1/2027	2,500,000		3,210,150
Massachusetts, GO, Refunding, Ser. B	5.00	1/1/2021	3,000,000		3,156,690
Massachusetts, GO, Ser. A	5.00	3/1/2031	2,250,000		2,619,022
Massachusetts, GO, Ser. C	4.00	2/1/2029	2,500,000		2,789,750
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2032	870,000		992,148
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2028	1,250,000		1,432,950
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute) Ser. N	5.00	12/1/2033	2,500,000		3,069,700
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		204,258
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2028	255,000		318,003
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2033	305,000		372,048
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		343,655
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		399,604
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		416,038
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2022	565,000		611,714
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2023	400,000		446,076
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities) Ser. A	6.50	11/15/2023	3,750,000	[b,c]	4,561,087
Massachusetts Development Finance Agency, Revenue Bonds (Partners Healthcare System) (LOC; U.S. BANK N.A.) Ser. M-1	1.40	7/1/2048	700,000	[d]	700,000

56

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.4% (continued)
Massachusetts - 88.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Southcoast Health System Obligated Group) Ser. F	4.00	7/1/2020	530,000		541,740
Massachusetts Development Finance Agency, Revenue Bonds (Suffolk University)	5.13	7/1/2040	210,000		216,010
Massachusetts Development Finance Agency, Revenue Bonds (Waste Management Inc. Project)	2.15	5/1/2020	2,500,000	[b]	2,511,900
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000		639,804
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2020	705,000		732,121
Massachusetts Development Finance Agency, Revenue Bonds (Williams College) Ser. S	5.00	7/1/2030	1,000,000		1,284,070
Massachusetts Development Finance Agency, Revenue Bonds, (Boston University Issue) Ser. DD	5.00	4/1/2024	1,075,000		1,239,658
Massachusetts Development Finance Agency, Revenue Bonds, (Brandeis University) Ser. S-2	5.00	10/1/2031	1,000,000		1,310,750
Massachusetts Development Finance Agency, Revenue Bonds, (Brandeis University) Ser. S-3	5.00	10/1/2032	1,410,000		1,842,870
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Babson College) Ser. A	5.00	10/1/2025	545,000		668,203
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Baystate Medical Center) Ser. N	5.00	7/1/2024	350,000		409,413
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Beth Israel Lahey Health)	5.00	7/1/2026	1,000,000		1,236,210
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center) Ser. E	5.00	7/1/2026	500,000		610,090
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center) Ser. E	5.00	7/1/2025	500,000		596,150
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center) Ser. E	5.00	7/1/2023	2,060,000		2,327,718
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston University) Ser. BB2	4.00	10/1/2032	1,000,000		1,142,010
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. H1	5.00	7/1/2025	800,000		965,232
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. H1	5.00	7/1/2022	1,000,000		1,105,320
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. I	5.00	7/1/2026	1,000,000		1,236,210
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. I	5.00	7/1/2029	2,000,000		2,447,580
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (College of the Holy Cross)	5.00	9/1/2026	705,000		886,467
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	1,000,000		1,140,750
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2025	1,000,000		1,175,400
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2035	1,000,000		1,212,320
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000		1,524,788
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000		1,156,770
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000		1,195,100
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	4.00	7/1/2022	655,000		688,634
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	4.00	7/1/2021	625,000		646,713
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	7/1/2037	1,600,000		1,853,584

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.4% (continued)
Massachusetts - 88.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2035	840,000		996,500
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000		465,371
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000		443,016
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000		421,253
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2037	835,000		984,883
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	3,200,000		4,042,176
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2033	3,410,000		3,777,359
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,730,000		1,887,966
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Lesley University)	5.00	7/1/2031	1,000,000		1,219,090
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000		547,612
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Northeastern University) Ser. A	5.00	10/1/2033	500,000		643,015
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Northeastern University) Ser. A	5.00	10/1/2032	750,000		966,848
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Park School)	5.00	9/1/2021	300,000		321,438
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000		2,851,926
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2032	2,000,000		2,275,760
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5,1 Month MUNIPSA +.42%	1.77	1/27/2022	1,500,000	[a]	1,500,180
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,190,930
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		838,236
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2021	500,000		532,130
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2028	750,000		908,130
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2024	530,000		616,194
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2025	500,000		596,765
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark)	5.00	7/1/2028	1,000,000		1,261,450
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark)	5.00	7/1/2031	2,050,000		2,552,598
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark)	5.00	7/1/2032	1,910,000		2,294,426
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2025	1,340,000		1,610,090
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,300,000		1,611,649
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2027	600,000		746,592
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2023	2,500,000		2,839,900

58

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.4% (continued)
Massachusetts - 88.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	525,000	664,781
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2029	2,250,000	2,770,762
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000	2,505,720
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care) Ser. I	5.00	7/1/2036	1,340,000	1,584,684
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care) Ser. I	5.00	7/1/2024	1,000,000	1,163,640
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care) Ser. I	5.00	7/1/2028	1,000,000	1,218,040
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care) Ser. I	5.00	7/1/2025	2,375,000	2,837,555
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care) Ser. K	5.00	7/1/2022	490,000	538,299
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care) Ser. K	5.00	7/1/2024	815,000	948,367
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WellsForce) Ser. A	5.00	7/1/2031	1,350,000	1,689,228
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WellsForce) Ser. A	5.00	7/1/2030	2,075,000	2,610,661
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2024	1,090,000	1,269,741
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000	1,150,210
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2026	1,205,000	1,470,799
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	2,650,000	3,017,952
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000	613,320
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000	615,635
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	3.00	1/1/2025	190,000	206,414
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	4.00	1/1/2026	130,000	150,704
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000	173,705
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000	246,976
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2023	250,000	282,275
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2027	310,000	387,261
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2030	410,000	504,862
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2021	100,000	105,115
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2022	200,000	218,126
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000	508,782
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wheaton College) Ser. H	5.00	1/1/2023	1,935,000	2,174,669
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000	1,061,582
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2025	450,000	546,944

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.4% (continued)
Massachusetts - 88.3% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, (Olin College) Ser. E	5.00	11/1/2038	4,500,000		5,110,785
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, (Simmons College) Ser. J	5.25	10/1/2024	465,000		534,387
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, (Williams College) Ser. P	5.00	7/1/2024	3,250,000		3,724,597
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,050,000		1,330,665
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000		207,717
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000		258,704
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2032	250,000		326,303
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2025	1,140,000		1,395,793
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2026	1,000,000		1,255,520
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2031	250,000		328,085
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000		257,858
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue J)	5.00	7/1/2021	2,350,000		2,506,721
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue K) Ser. A	5.00	7/1/2024	3,000,000		3,487,890
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding (Issue L) Ser. B	5.00	7/1/2023	2,300,000		2,608,085
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. A	5.00	1/1/2020	1,400,000		1,416,800
Massachusetts Federal Highway Grant, GAN, Refunding, Ser. A	5.00	6/15/2027	2,500,000		3,136,250
Massachusetts Federal Highway Grant, GAN, Ser. A	5.00	6/15/2027	2,000,000		2,370,960
Massachusetts Federal Highway Grant, GAN, Ser. A	5.00	6/15/2025	4,000,000		4,747,960
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Dana-Farber Cancer Institute) Ser. K	5.25	12/1/2022	2,750,000		2,750,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) (SPA; Wells Fargo Bank NA) Ser. A1	1.32	12/1/2037	1,100,000	[e]	1,100,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	1,250,000		1,274,963
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, (Massachusetts Institute of Technology) Ser. K	5.50	7/1/2022	1,800,000		2,027,898
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Baystate Medical Center) (LOC; TD Bank NA) Ser. G	1.37	7/1/2026	1,900,000	[d]	1,900,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Berklee College of Music)	5.00	10/1/2032	125,000		125,375
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Massachusetts Institute of Technology) Ser. L	5.00	7/1/2023	3,335,000		3,838,251
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Northeastern University) Ser. A	5.00	10/1/2030	3,000,000		3,111,480
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Tufts University) Ser. M	5.25	2/15/2026	3,130,000		3,935,005
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Single Family Housing) (Insured: GNMA, FNMA and FHLMC) Ser. 195	4.00	12/1/2048	1,240,000		1,350,422
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Single Family Housing) Ser. 183	3.50	12/1/2046	1,255,000		1,312,303

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.4% (continued)
Massachusetts - 88.3% (continued)
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	2,700,000	2,980,368
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000	1,029,670
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000	2,570,240
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000	2,523,800
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	1,330,000	1,573,550
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2030	1,375,000	1,515,773
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,500,000	1,652,685
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2032	750,000	878,955
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	2,000,000	2,343,720
Massachusetts Port Authority, Revenue Bonds, Ser. A	5.00	7/1/2027	1,345,000	1,479,150
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2024	315,000	370,242
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	200,000	239,728
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	200,000	239,350
Massachusetts Port Authority, Revenue Bonds, Ser. C	5.00	7/1/2030	1,635,000	2,121,707
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2026	2,000,000	2,225,720
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2029	2,700,000	2,998,080
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. C	4.00	8/15/2032	2,500,000	2,841,350
Massachusetts Transportation Fund, Revenue Bonds Ser. A	5.00	6/1/2036	1,000,000	1,165,110
Massachusetts Transportation Trust Fund Metropolitan Highway, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000	5,610,600
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	8/1/2028	1,925,000	2,409,041
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	8/1/2033	2,500,000	3,084,225
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	8/1/2029	2,590,000	3,236,904
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	8/1/2028	2,000,000	2,681,080
Metropolitan Boston Transit Parking Corp., Revenue Bonds, Refunding	5.00	7/1/2041	2,000,000	2,125,520
Minuteman Regional Vocational Technical School District, GO (School Bonds)	5.00	10/15/2028	1,055,000	1,330,186
Minuteman Regional Vocational Technical School District, GO (School Bonds)	5.00	10/15/2026	915,000	1,161,794
Minuteman Regional Vocational Technical School District, GO (School Bonds)	5.00	10/15/2027	525,000	663,789
Mount Greylock Regional School District, GO	4.00	6/15/2028	420,000	471,950
Mount Greylock Regional School District, GO	4.00	6/15/2027	640,000	720,621
Mount Greylock Regional School District, GO	4.00	6/15/2030	315,000	351,127
Mount Greylock Regional School District, GO	4.00	6/15/2029	745,000	834,586
Natick, GO (Municipal Purpose Loan)	4.00	7/15/2033	3,000,000	3,543,780
Natick, GO (Municipal Purpose Loan)	5.00	7/15/2029	2,000,000	2,572,800
Plainville, GO (Municipal Purpose Loan)	4.00	10/15/2030	1,210,000	1,454,735
Randolph, GO, Refunding	5.00	9/15/2031	595,000	760,190
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2035	990,000	1,180,209

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.4% (continued)
Massachusetts - 88.3% (continued)
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2033	2,300,000	2,752,410
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21	5.00	8/1/2035	2,250,000	2,900,362
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	155,000	155,533
University of Massachusetts Building Authority, Revenue Bonds, Refunding (University of Massachusetts) Ser. 3	5.00	11/1/2034	2,200,000	2,777,896
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2043	3,500,000	3,734,850
Worcester, GO, Refunding	4.00	1/15/2031	2,235,000	2,611,888
Worcester, GO, Refunding	4.00	1/15/2028	800,000	952,224
Worcester, GO, Refunding, Ser. A	5.00	1/15/2029	1,690,000	2,087,674
				285,809,085
Michigan - .7%
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp.)	5.00	12/1/2033	2,000,000	2,184,120
New Jersey - 3.4%
New Jersey Economic Development Authority, Revenue Bonds, (School Facilities Construction) (Insured; Assured Guaranty Municipal Corp.) Ser. UU-A	5.00	6/15/2025	2,000,000	2,308,140
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	1,760,000	1,849,813
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	2,160,000	2,345,803
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	875,000	1,069,136
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	1,375,000	1,701,178
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	1,375,000	1,710,514
				10,984,584
New Mexico - 1.1%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	3,000,000	3,554,460
New York - 3.3%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	2,500,000	2,955,850
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	2,250,000	2,548,057
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	2,675,000	2,769,534
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b] 2,499,278
				10,772,719
Texas - .9%
Arlington Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund) Ser. A	4.00	8/15/2035	500,000	588,310
Arlington Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund) Ser. A	4.00	8/15/2031	510,000	607,308
Houston Independent School District, GO, Refunding, Ser. C	4.00	2/15/2030	1,500,000	1,633,485
				2,829,103
U.S. Related - .7%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2025	1,500,000	1,599,405
Guam, Revenue Bonds, Ser. A	6.00	11/1/2026	500,000	535,535

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.4% (continued)
U.S. Related - .7% (continued)
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2020	650,000	[f] 154,375
				2,289,315
Total Investments (cost $310,617,338)			101.4%	328,347,551
Liabilities, Less Cash and Receivables			(1.4%)	(4,545,841)
Net Assets			100.0%	323,801,710

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $9,572,265 or 2.96% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

f Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Education	32.8
Medical	15.5
General Obligation	11.4
Transportation	10.9
General	6.8
Water	4.8
Development	3.9
Student Loan	3.1
School District	2.7
Single Family Housing	1.7
Power	1.7
Prerefunded	1.4
Tobacco Settlement	1.4
Multifamily Housing	1.1
Pollution	.8
Facilities	.7
Airport	.7
101.4

† Based on net assets.

See notes to financial statements.

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8%
Alabama - 1.1%
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	1,500,000	1,700,925
Florida - .5%
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2024	750,000	892,185
Illinois - 1.7%
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,150,000	1,226,590
Illinois, GO, Ser. D	5.00	11/1/2026	1,250,000	1,449,438
				2,676,028
Michigan - .8%
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp.)	5.00	12/1/2033	1,150,000	1,255,869
New Jersey - 3.8%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	1,000,000	1,051,030
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	1,265,000	1,373,815
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. II	5.00	3/1/2025	1,070,000	1,157,558
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	500,000	610,935
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000	927,915
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000	933,008
				6,054,261
New Mexico - 1.1%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	1,500,000	1,777,230
New York - 91.1%
Albany County Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/15/2023	1,500,000	1,544,130
Battery Park City Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2023	1,065,000	1,240,331
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2029	200,000	236,098
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2027	300,000	357,045
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2026	350,000	417,806
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems) Ser. B	5.00	7/1/2026	1,000,000	1,240,630
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000	1,268,130
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	920,000	1,139,558
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000	640,595
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2027	1,000,000	1,243,490
East Ramapo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	1,240,000	1,482,866
Haverstraw-Stony Point Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/2034	730,000	836,690
Haverstraw-Stony Point Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/2033	725,000	832,336

64

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 91.1% (continued)
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	1,310,000		1,642,334
Island Trees Union Free School District, GO, Refunding	3.00	5/15/2030	615,000		673,474
Johnstown City School District, GO, Refunding (Insured; Build America Mutual Assurance Company)	3.00	6/15/2028	1,100,000		1,211,276
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,570,000		1,952,593
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,160,630
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	2,300,000		2,719,382
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,222,900
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. A	5.25	11/15/2035	1,000,000		1,258,840
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,481,875
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,224,110
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.00	11/15/2038	1,010,000		1,129,190
Nassau County, GO, Refunding, Ser. B	5.00	4/1/2036	1,000,000		1,221,420
New York & New Jersey Port Authority, Revenue Bonds, Refunding, Ser. 189	5.00	5/1/2030	1,000,000		1,211,850
New York & New Jersey Port Authority, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	3,000,000		3,541,380
New York City, GO (LOC; Bank of America NA) Ser. L3	1.45	4/1/2036	100,000	[a]	100,000
New York City, GO, Refunding, Ser. E	5.00	8/1/2033	1,000,000		1,295,400
New York City, GO, Refunding, Ser. J	5.00	8/1/2025	1,335,000		1,532,994
New York City, GO, Ser. E1	5.25	3/1/2031	1,065,000		1,388,717
New York City Housing Development Corp., Revenue Bonds, Refunding, Ser. A	4.00	7/1/2024	1,150,000		1,261,251
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		1,066,720
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2025	1,500,000		1,709,070
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,500,000		1,698,705
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	1,000,000		1,004,890
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	1,000,000		1,292,360
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	1,000,000		1,284,880
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. F1	5.00	5/1/2029	2,000,000		2,200,120
New York City Transitional Finance Authority, Revenue Bonds, Ser. C2	2.98	11/1/2027	1,050,000		1,128,740
New York City Trust for Cultural Resources, Revenue Bonds (Wildlife Conservation Society) Ser. A	5.00	8/1/2031	1,480,000		1,685,912
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (Carnegie Hall)	5.00	12/1/2033	1,000,000		1,321,190
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (Lincoln Center Performing Arts) Ser. A	5.00	12/1/2026	1,075,000		1,360,724
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (The American Museum of Natural History) Ser. A	5.00	7/1/2037	1,000,000		1,163,530
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Mizuho Bank Ltd.) Ser. AA5	1.52	6/15/2048	200,000	[a]	200,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2027	2,000,000		2,586,100

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 91.1% (continued)
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2021	2,000,000	[b]	2,142,280
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. FF2	4.00	6/15/2036	1,000,000		1,187,500
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2034	1,000,000		1,307,460
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,302,090
New York Convention Center Development Corp., Revenue Bonds, Refunding	5.00	11/15/2029	1,000,000		1,224,270
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A-2B	5.00	6/1/2045	750,000		808,590
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	1,500,000		1,553,010
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[c]	2,221,580
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[c]	1,694,895
New York Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,348,065
New York Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,209,210
New York Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,146,900
New York Nassau County, GO, Refunding, Ser. A	5.00	1/1/2032	1,640,000		1,974,970
New York Nassau County, GO, Ser. A	5.00	1/15/2031	500,000		618,960
New York Nassau County, GO, Ser. B	5.00	4/1/2029	1,500,000		1,743,000
New York State Dormitory Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/2035	1,000,000		1,073,150
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2043	2,400,000		2,722,824
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System)	5.00	7/1/2034	550,000		694,579
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System)	5.00	7/1/2032	640,000		812,397
New York State Dormitory Authority, Revenue Bonds, Refunding (Fordham University)	4.00	7/1/2034	1,000,000		1,147,740
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2023	1,000,000		1,143,600
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	1,045,000		1,331,654
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	5.00	7/1/2031	2,000,000		2,432,780
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Hospitals Center)	5.00	7/1/2030	1,155,000		1,411,479
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology)	5.00	7/1/2023	1,000,000		1,030,670
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,530,000		1,821,893
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	1,400,000		1,761,382
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. E	5.00	3/15/2032	1,325,000		1,610,193
New York State Dormitory Authority, Revenue Bonds, Ser. 2015B-B	5.00	3/15/2035	1,100,000		1,325,874
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2030	1,275,000		1,594,349
New York State Dormitory Authority, Revenue Bonds, Ser. B1	4.00	7/1/2026	1,200,000		1,411,500
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Green Bond) Ser. D	3.00	9/15/2030	1,050,000		1,129,643

66

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
New York - 91.1% (continued)
New York State Environmental Facilities Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/15/2026	1,010,000	1,091,356
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000	1,079,330
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. K	5.00	1/1/2031	2,000,000	2,383,640
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	1,000,000	1,245,670
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. A	5.00	3/15/2031	1,500,000	1,883,700
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2025	1,575,000	1,831,993
New York Westchester County Health Care Corp., Revenue Bonds, Refunding, Ser. A	5.00	11/1/2024	1,500,000	1,609,920
New York Westchester County Health Care Corp., Revenue Bonds, Ser. A	5.00	11/1/2020	1,400,000	1,456,168
Niagara Area Development Corp., Revenue Bonds, Refunding (Niagara University Project) Ser. A	5.00	5/1/2035	500,000	539,195
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding, Ser. T	5.00	4/1/2024	1,750,000	2,008,702
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding, Ser. T	5.00	4/1/2026	925,000	1,114,227
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding, Ser. T	5.00	4/1/2025	630,000	741,403
Oyster Bay, GO, Refunding (Insured; Build America Mutual Assurance Company) Ser. B	5.00	8/15/2022	1,715,000	1,894,869
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/15/2031	1,060,000	1,256,641
St. Lawrence County Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000	1,226,140
Suffolk County, GO (Insured; Build America Mutual Assurance Company) Ser. A	4.00	4/1/2033	1,785,000	2,036,863
Suffolk County, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2022	1,000,000	1,090,830
Suffolk County Water Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2030	1,145,000	1,346,245
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	1,750,000	1,922,322
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000	580,450
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2027	1,600,000	1,954,032
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	6/15/2026	2,000,000	2,328,660
Washingtonville Central School District, GO, Refunding	3.00	6/15/2031	1,000,000	1,087,080
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000	1,194,200
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000	1,458,873
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000	1,303,270
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center Obligated Group Project)	5.00	11/1/2028	1,000,000	1,186,310
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2026	1,000,000	1,259,710
				145,462,548

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.8% (continued)
U.S. Related - .7%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,000,000	1,066,320
Total Investments (cost $151,435,175)			100.8%	160,885,366
Liabilities, Less Cash and Receivables			(0.8%)	(1,276,817)
Net Assets			100.0%	159,608,549

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $3,916,475 or 2.45% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General	21.6
Education	16.8
General Obligation	11.8
Transportation	10.1
Medical	9.1
Development	5.8
Water	5.7
Multifamily Housing	4.3
School District	3.8
Tobacco Settlement	3.6
Airport	3.4
Power	2.7
Prerefunded	1.3
Housing	.8
100.8

† Based on net assets.

See notes to financial statements.

68

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.2%
Health Care - 1.2%
CommonSpirit Health, Sr. Scd. Bonds	3.82	10/1/2049	7,000,000		7,292,800
CommonSpirit Health, Sr. Scd. Bonds	4.19	10/1/2049	4,000,000		4,296,344
Montefiore Obligated Group, Unscd. Bonds, Ser. 18-C	5.25	11/1/2048	10,000,000		12,019,276
Total Bonds and Notes (cost $21,000,000)			23,608,420

Long-Term Municipal Investments - 100.5%
Alabama - 1.1%
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		6,177,150
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2043	3,500,000		4,349,170
Black Belt Energy Gas District, Revenue Bonds, Refunding (Project No. 4) Ser. A1	4.00	12/1/2025	10,000,000		11,339,500
				21,865,820
Arizona - 2.3%
Arizona Health Facilities Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital) Ser. A	5.00	2/1/2042	6,000,000		6,438,180
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,283,492
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	2,191,180
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,579,871
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[a]	1,839,100
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000	[a]	1,472,088
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund) Ser. A	4.00	11/1/2049	1,600,000		1,770,608
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund) Ser. A	5.00	11/1/2044	1,625,000		1,982,403
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. A	5.00	1/1/2043	1,750,000		2,028,863
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. B	5.00	1/1/2043	1,000,000		1,131,290
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities LLC) Ser. B	5.00	1/1/2049	1,400,000		1,570,114
Arizona Industrial Development Authority, Revenue Bonds (Insured; Bulid America Mutual) Ser. A	4.00	6/1/2044	2,000,000		2,188,440
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	763,833
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	442,788
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		9,378,975
Pinal County Industrial Development Authority, Revenue Bonds (Green Bond) (WOF SW GGP 1)	7.25	10/1/2033	4,000,000	[a]	4,428,200
University Medical Center Corp., Revenue Bonds	6.00	7/1/2021	2,500,000	[b]	2,717,825
				45,207,250
Arkansas - .4%
University of Arkansas, Revenue Bonds	5.00	11/1/2042	5,990,000		7,391,600
California - 18.7%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2035	1,500,000		1,685,940
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2037	1,000,000		1,114,140

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
California - 18.7% (continued)
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	2,500,000		2,972,075
Anaheim Public Financing Authority, Revenue Bonds, Refunding (Anaheim Convention Center Expansion Project) Ser. A	5.00	5/1/2046	6,450,000		7,465,359
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2042	5,000,000		5,629,450
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000		10,845,900
California, GO	5.00	4/1/2031	750,000		990,285
California, GO	5.00	4/1/2049	2,500,000		3,170,550
California, GO	5.00	4/1/2032	3,000,000		3,945,300
California, GO	5.00	4/1/2045	3,500,000		4,464,250
California, GO	5.00	4/1/2033	1,205,000		1,580,538
California, GO, Refunding	5.00	4/1/2035	9,000,000		10,442,610
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,000,000		2,390,780
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,501,713
California Community Housing Agency, Revenue Bonds (Annadel Apartments) Ser. A	5.00	4/1/2049	7,500,000	[a]	8,434,275
California Community Housing Agency, Revenue Bonds (Verdant At Green Valley Project)	5.00	8/1/2049	4,000,000	[a]	4,541,640
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,684,540
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,960,100
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,389,160
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital) Ser. A	5.00	8/15/2047	1,000,000		1,197,450
California Health Facilities Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2037	2,270,000		2,565,917
California Health Facilities Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	11/1/2044	12,000,000		13,490,160
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J. David Gladstone Institutes Project) Ser. A	5.25	10/1/2034	900,000		971,343
California Municipal Finance Authority, Revenue Bonds	5.00	6/1/2043	5,750,000		7,108,610
California Municipal Finance Authority, Revenue Bonds	5.00	5/15/2049	2,000,000		2,449,140
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		689,370
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		3,102,192
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		6,098,550
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		6,055,800
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		7,234,200
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		3,992,148
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		9,022,050
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,422,320
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		3,204,358
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,797,605

70

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
California - 18.7% (continued)
California Municipal Finance Authority, Revenue Bonds (Emerson College)	6.00	1/1/2022	6,000,000	[b]	6,705,360
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions LLC Project) Ser. A	5.00	12/31/2047	2,250,000		2,709,157
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare) Ser. A	5.25	11/1/2047	700,000		815,752
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare) Ser. A	5.25	11/1/2041	1,200,000		1,408,368
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,259,522
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2049	1,800,000	[a]	2,031,084
California Municipal Finance Authority, Revenue Bonds (Southwestern Law School)	6.50	11/1/2031	300,000		336,678
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,500,000		1,738,725
California Municipal Finance Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	1,000,000		1,193,940
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility, LLC Project)	7.50	12/1/2040	5,000,000	[a]	5,250,450
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,870,000		3,004,115
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	4,125,000		4,319,081
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Projects) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,204,420
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Projects) Ser. A	5.00	8/1/2048	2,750,000	[a]	3,269,860
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	706,466
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	1,022,433
California School Finance Authority, Revenue Bonds (Summit Public Schools)	5.00	6/1/2047	1,500,000	[a]	1,753,515
California State Public Works Board, Revenue Bonds (Various Judicial Council Projects) Ser. D	5.00	12/1/2031	2,000,000		2,171,600
California State University, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2045	500,000		556,165
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center)	5.00	12/1/2033	1,000,000	[a]	1,191,860
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.00	12/1/2036	2,500,000	[a]	2,875,450
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.00	12/1/2041	2,500,000	[a]	2,840,675
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.25	12/1/2043	2,150,000	[a]	2,551,190
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.25	12/1/2038	1,500,000	[a]	1,804,515
California Statewide Communities Development Authority, Revenue Bonds (Sutter Health) Ser. A	6.00	8/15/2020	6,000,000	[b]	6,289,080
California Statewide Communities Development Authority, Revenue Bonds, Refunding	5.38	5/15/2038	1,900,000		2,038,301
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,357,600
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services)	4.00	4/1/2042	1,600,000		1,747,648

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
California - 18.7% (continued)
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services)	5.00	4/1/2047	1,500,000		1,780,635
Capistrano Unified School District Community Facilities District No. 90-2, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2032	4,000,000		4,579,480
Desert Sands Unified School District, GO	5.00	8/1/2040	7,680,000		9,491,328
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		5,399,200
Galt Redevelopment Agency, Tax Allocation Bonds (Galt Redevelopment Project)	7.38	9/1/2033	2,000,000		2,245,420
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	5,000,000		5,128,300
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,000,000		3,627,990
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	3,000,000		3,646,500
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2047	5,000,000		5,128,300
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[c]	3,223,592
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[c]	1,719,723
Irvine, Revenue Bonds	4.00	9/2/2029	1,000,000		1,072,490
Long Beach Marina System, Revenue Bonds (Alamitos Bay Marina Project)	5.00	5/15/2045	2,000,000		2,273,000
Long Beach Marina System, Revenue Bonds (Alamitos Bay Marina Project)	5.00	5/15/2040	2,500,000		2,848,400
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2039	1,000,000		1,177,060
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2034	1,000,000		1,188,300
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[c]	1,879,200
Norman Y Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		10,113,810
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	5,000,000		5,521,350
Northern California Gas Authority No. 1, Revenue Bonds, Ser. B, 3 Month LIBOR x .67 +.72%	2.27	7/1/2027	660,000	[d]	648,549
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		2,138,290
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,157,640
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	2,000,000	[b]	2,320,980
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2048	5,000,000		5,587,250
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	2,000,000		2,238,820
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	4,000,000	[c]	3,705,800
San Diego Unified School District, GO, Ser. F	4.00	7/1/2035	2,205,000		2,488,343
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Ser. A	5.00	5/1/2044	6,500,000		8,017,100
San Francisco City & County Redevelopment Agency Successor Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[c]	2,166,142
San Francisco City & County Redevelopment Agency Successor Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[c]	746,800
San Francisco City & County Redevelopment Financing Authority, Tax Allocation Bonds (San Francisco Redevelopment Projects) Ser. B	6.63	2/1/2021	1,250,000	[b]	1,350,838
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2050	5,000,000		5,698,850

72

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
California - 18.7% (continued)
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[c]	2,464,078
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[c]	4,223,119
South Bayside Waste Management Authority, Revenue Bonds, Ser. A	6.00	9/1/2036	1,000,000		1,000,000
Tender Option Bond Trust Receipts (Series 2016-XM0427) Non-recourse, (Los Angeles International Airport, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.25	12.29	5/15/2026	10,000,000	[a,e,f]	10,294,100
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	1,139,090
University of California, Revenue Bonds, Refunding (Limited Project) Ser. G	5.00	5/15/2037	7,325,000		8,061,455
University of California, Revenue Bonds, Refunding (Limited Project) Ser. G	5.00	5/15/2022	7,280,000	[b]	8,067,332
University of California, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	4,000,000		4,998,960
University of California, Revenue Bonds, Ser. AV	5.00	5/15/2042	2,525,000		3,117,542
				371,437,984
Colorado - 2.1%
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2043	5,000,000		6,188,450
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Adventist Health System)	4.00	11/15/2043	4,000,000		4,581,680
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2044	6,000,000		6,648,720
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2049	5,000,000		5,504,200
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2038	2,750,000		3,096,252
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2039	2,250,000		2,524,388
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/2027	2,500,000	[b]	3,156,000
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000		1,392,488
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		4,367,020
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,000,000	[a]	2,150,520
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,500,000	[a]	2,688,150
				42,297,868
Connecticut - .2%
The Metropolitan District, GO, Ser. A	4.00	7/15/2037	1,125,000		1,301,771
The Metropolitan District, GO, Ser. A	4.00	7/15/2039	500,000		575,355
The Metropolitan District, GO, Ser. A	4.00	7/15/2035	500,000		582,450
The Metropolitan District, GO, Ser. A	4.00	7/15/2036	1,200,000		1,393,572
				3,853,148
Delaware - .8%
Kent County, Revenue Bonds (CHF-Dover LLC University Project) Ser. A	5.00	7/1/2048	1,000,000		1,112,820
Kent County, Revenue Bonds (CHF-Dover LLC University Project) Ser. A	5.00	7/1/2040	750,000		843,863
Tender Option Bond Trust Receipts (Series 2016-XM0431) Non-recourse, (University of Delaware, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	11.09	11/1/2043	12,230,000	[a,e,f]	13,912,357
				15,869,040
District of Columbia - 1.3%
Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,700,000	[b]	2,013,259

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
District of Columbia - 1.3% (continued)
District of Columbia, Revenue Bonds (District of Columbia International School)	5.00	7/1/2049	1,275,000		1,538,237
District of Columbia, Revenue Bonds (Friendship Public Charter School)	5.00	6/1/2032	3,500,000		3,802,890
District of Columbia, Revenue Bonds, Refunding	6.00	7/1/2023	1,450,000	[b]	1,717,192
District of Columbia, Revenue Bonds, Refunding	6.00	7/1/2023	1,100,000	[b]	1,302,697
District of Columbia, Revenue Bonds, Refunding (Kipp DC Project) Ser. A	5.00	7/1/2048	5,000,000		5,861,750
District of Columbia, Revenue Bonds, Refunding (Kipp DC Project) Ser. B	5.00	7/1/2042	4,000,000		4,723,120
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.)	0.00	10/1/2036	6,275,000	[c]	3,882,029
				24,841,174
Florida - 3.2%
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000		807,360
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000		266,790
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,874,925
Davie, Revenue Bonds, Refunding (Nova Southeastern Univerity Project)	5.00	4/1/2048	8,395,000		9,961,675
Florida Development Finance Corp., Revenue Bonds, Refunding (Virgin Trains USA Florida) Ser. A	6.25	1/1/2024	2,500,000	[a]	2,398,475
Florida Development Finance Corp., Revenue Bonds, Refunding (Virgin Trains USA Florida) Ser. A	6.38	1/1/2026	2,000,000	[a]	1,914,540
Gainesville Utilities System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2044	2,500,000		3,160,750
Higher Educational Facilities Financing Authority, Revenue Bonds, Refunding (The University of Tampa Project) Ser. A	5.25	4/1/2042	1,100,000		1,205,633
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2030	750,000		833,715
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		8,663,094
Miami-Dade County Aviation, Revenue Bonds, Ser. A	5.50	10/1/2020	1,200,000	[b]	1,257,456
Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A	5.00	7/1/2040	1,050,000		1,082,151
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital)	5.00	8/1/2042	4,000,000		4,775,160
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2042	14,145,000		16,156,843
Orange County Health Facilities Authority, Revenue Bonds (Orlando Health Obligated Group)	5.00	10/1/2047	3,000,000		3,660,060
Orange County Health Facilities Authority, Revenue Bonds (Orlando Health Obligated Group) Ser. B	5.00	10/1/2042	5,000,000		5,371,300
				64,389,927
Georgia - .7%
Atlanta Development Authority, Revenue Bonds (Georgia Proton Treatment Center) Ser. A1	7.00	1/1/2040	2,500,000		2,754,650
Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,786,335
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W Woodruff Arts Center)	5.00	3/15/2044	6,000,000		7,419,840
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,813,290
				13,774,115
Hawaii - 1.7%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community)	5.13	11/15/2032	2,050,000		2,298,645
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community)	5.25	11/15/2037	1,000,000		1,118,280

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Hawaii - 1.7% (continued)
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Queen's Health Systems) Ser. A	5.00	7/1/2035	7,000,000		8,155,280
Tender Option Bond Trust Receipts (Series 2016-XM0429) Non-recourse, (Hawaii, GO) Non-recourse, Ser. DZ, Underlying Coupon Rate (%) 5.00	8.95	12/1/2024	20,000,000	[a,e,f]	21,720,460
				33,292,665
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Corp.) Ser. D	5.00	12/1/2032	3,900,000		4,260,126
Illinois - 9.6%
Chicago, GO, Ser. A	5.50	1/1/2049	4,000,000		4,750,680
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,405,322
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		3,049,525
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	9,704,850
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	12,791,300
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	6,363,850
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		5,462,550
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,818,255
Chicago Board of Education, Special Tax Bonds	5.00	4/1/2042	1,700,000		1,924,570
Chicago Board of Education, Special Tax Bonds	5.00	4/1/2046	1,600,000		1,802,208
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2035	5,000,000		5,443,050
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2042	1,272,000		1,472,976
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	6,208,000	[b]	8,070,772
Chicago II, GO, Refunding, Ser. D	5.50	1/1/2040	5,000,000		5,619,250
Chicago II, GO, Refunding, Ser. E	5.50	1/1/2042	1,750,000		1,961,715
Chicago II, GO, Refunding, Ser. F	5.50	1/1/2042	1,250,000		1,401,225
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,831,350
Chicago O'Hare International Airport, Revenue Bonds	5.75	1/1/2039	415,000		438,983
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,507,360
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		4,554,322
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		3,999,710
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,130,000		3,875,816
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,703,620
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		8,002,376
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	10,425,000		12,194,122
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	15,000,000		17,632,050
Illinois, GO	5.50	7/1/2033	2,500,000		2,749,600
Illinois, GO	5.50	7/1/2038	10,000,000		10,979,900
Illinois, GO, Refunding, Ser. B	5.00	10/1/2025	15,000,000		17,175,750
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,854,250
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities) Ser. A	5.00	5/15/2037	3,000,000		3,310,470
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities) Ser. A	5.25	5/15/2047	4,250,000		4,520,767
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Home & Services)	5.63	5/15/2042	3,000,000		3,116,280
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	5,000,000		5,699,600

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Illinois - 9.6% (continued)
Illinois Finance Authority, Revenue Bonds, Ser. A	5.50	7/1/2028	1,560,000		1,780,896
				189,969,320
Indiana - .6%
Allen County, Revenue Bonds (Storypoint Fort Wayne Project) Ser. A1	6.75	1/15/2043	750,000	[a]	828,465
Allen County, Revenue Bonds (Storypoint Fort Wayne Project) Ser. A1	6.88	1/15/2052	1,250,000	[a]	1,378,988
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,903,753
Indiana Finance Authority, Revenue Bonds, Refunding (Stadium Project) Ser. A	5.25	2/1/2035	5,000,000		6,056,750
				11,167,956
Kentucky - 1.1%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2039	1,295,000		1,452,925
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2038	1,000,000		1,124,980
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	3,500,000		3,846,920
Kentucky Public Transportation Infrastructure Authority, Revenue Bonds (Downtown Crossing Project) Ser. A	5.75	7/1/2049	3,000,000		3,389,730
Kentucky State Property & Building Commission, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2027	10,000,000		12,173,900
				21,988,455
Louisiana - 1.0%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation)	5.50	6/15/2038	3,200,000	[a]	3,444,192
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation)	5.63	6/15/2048	4,350,000	[a]	4,688,386
Jefferson Parish Hospital Service District No. 2, Revenue Bonds, Refunding	6.25	7/1/2031	5,000,000		5,110,800
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Project) Ser. A1	4.00	6/1/2045	5,000,000		5,515,150
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2034	500,000		574,500
				19,333,028
Maine - .9%
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine LLL Project)	5.25	6/15/2034	1,000,000		1,022,370
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine LLL Project)	5.38	12/15/2033	4,500,000	[a]	4,821,390
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center)	6.00	7/1/2026	825,000		881,315
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center)	7.00	7/1/2041	4,240,000		4,612,314
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Bowdoin College)	5.00	7/1/2038	5,000,000		6,166,650
				17,504,039
Maryland - 1.1%
Maryland, GO, Ser. B	4.00	3/15/2020	20,000,000	[b]	20,315,600
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		908,108
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		243,696
				21,467,404

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Massachusetts - 5.0%
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		6,595,875
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute) Ser. N	5.00	12/1/2041	3,000,000		3,586,110
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		6,530,150
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds)	5.13	11/15/2046	1,500,000	[a]	1,709,940
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,331,637
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Berklee College of Music)	5.00	10/1/2039	5,000,000		6,046,750
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Cape Cod Healthcare)	5.25	11/15/2041	4,370,000		4,899,163
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,195,990
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,500,000		1,636,965
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2047	3,000,000	[a]	3,327,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2037	1,000,000	[a]	1,117,290
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	2,000,000	[a]	2,211,640
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,464,081
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2036	445,000		553,099
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2035	470,000		586,396
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2037	605,000		749,359
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2038	340,000		419,611
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,656,174
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	6.75	1/1/2021	470,000	[b]	504,695
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	6.88	1/1/2021	400,000	[b]	430,184
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	7.25	1/1/2021	1,240,000	[b]	1,338,977
Massachusetts School Building Authority, Revenue Bonds, Ser. A	5.25	2/15/2048	7,500,000		9,392,700
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.25	2/15/2048	10,000,000		12,523,600
Tender Option Bond Trust Receipts (Series 2016-XM0428) Non-recourse, (Massachusetts, GO (Consolidated Loan)) Non-recourse, Underlying Coupon Rate (%) 5.00	11.27	4/1/2023	15,000,000	[a,e,f]	15,913,687
Tender Option Bond Trust Receipts (Series 2016-XM0430) Non-recourse, (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	8.95	8/15/2030	10,000,000	[a,e,f]	11,069,134
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	50,000		50,172
				98,840,379
Michigan - 3.1%
Detroit, GO	5.00	4/1/2034	1,000,000		1,136,180
Detroit, GO	5.00	4/1/2033	1,150,000		1,309,275
Detroit, GO	5.00	4/1/2035	1,660,000		1,880,481

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Michigan - 3.1% (continued)
Detroit, GO	5.00	4/1/2038	1,235,000		1,388,461
Detroit, GO	5.00	4/1/2036	1,200,000		1,355,724
Detroit, GO	5.00	4/1/2029	1,000,000		1,155,310
Detroit, GO	5.00	4/1/2028	900,000		1,040,904
Detroit, GO	5.00	4/1/2030	700,000		807,520
Detroit, GO	5.00	4/1/2032	850,000		968,618
Detroit, GO	5.00	4/1/2031	1,000,000		1,145,250
Detroit, GO, Ser. B1	4.00	4/1/2044	3,000,000		2,762,220
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		11,256,600
Michigan Finance Authority, Revenue Bonds (Henry Ford Health System) Ser. A	4.00	11/15/2050	3,000,000		3,339,030
Michigan Finance Authority, Revenue Bonds (Henry Ford Health System) Ser. A	5.00	11/15/2048	2,000,000		2,475,900
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health)	5.00	8/1/2032	2,000,000		2,320,400
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp.)	5.00	12/1/2038	6,475,000		7,051,016
Michigan State Building Authority, Revenue Bonds, Refunding, Ser. IA	5.38	10/15/2041	3,000,000		3,249,690
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	12/31/2043	10,000,000		12,126,300
Warren County, Revenue Bonds (Insured; County Guaranteed)	10.00	12/1/2040	5,000,000		5,443,950
				62,212,829
Minnesota - 1.8%
Tender Option Bond Trust Receipts (Series 2016-XM0425) Non-recourse, (Minnesota, GO (Various Purpose)) Non-recourse, Underlying Coupon Rate (%) 5.00	6.63	8/1/2023	17,125,000	[a,e,f]	17,728,319
Tender Option Bond Trust Receipts (Series 2016-XM0426) Non-recourse, (Minnesota, GO (Various Purpose)) Non-recourse, Underlying Coupon Rate (%) 5.00	6.64	8/1/2020	10,000,000	[a,e,f]	10,355,650
Western Minnesota Municipal Power Agency, Revenue Bonds (Red Rock Hydroelectric Project) Ser. A	5.00	1/1/2049	5,390,000		6,684,516
				34,768,485
Mississippi - .2%
Mississippi Development Bank, Revenue Bonds (Jackson, Water and Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,949,041
Warren County, Revenue Bonds (International Paper Company Projects) Ser. A	5.80	5/1/2034	1,500,000		1,543,800
				3,492,841
Nebraska - .6%
Omaha Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	10,000,000		12,282,900
Nevada - .4%
State of Nevada Department of Business & Industry, Revenue Bonds (Fulcrum Sierra Biofuels LLC Project)	6.25	12/15/2037	5,000,000	[a]	5,869,550
State of Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels LLC Project) Ser. B	5.13	12/15/2037	1,500,000	[a]	1,642,215
				7,511,765
New Jersey - 4.3%
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Inc. Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	1,197,279
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Inc. Project) Ser. A	5.00	6/15/2054	725,000	[a]	779,672
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.13	1/1/2034	5,325,000		6,039,349

78

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
New Jersey - 4.3% (continued)
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	5,500,000		6,214,065
New Jersey Economic Development Authority, Revenue Bonds (University Heights Charter School Project) Ser. A	4.70	9/1/2028	325,000	[a]	345,859
New Jersey Economic Development Authority, Revenue Bonds (University Heights Charter School Project) Ser. A	5.38	9/1/2033	265,000	[a]	292,714
New Jersey Economic Development Authority, Revenue Bonds (University Heights Charter School Project) Ser. A	5.63	9/1/2038	340,000	[a]	375,170
New Jersey Economic Development Authority, Revenue Bonds (University Heights Charter School Project) Ser. A	5.75	9/1/2050	1,250,000	[a]	1,367,400
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2026	2,500,000		2,708,675
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/2029	13,000,000		14,915,680
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,500,000		2,952,900
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St Peter's University Hospital)	6.25	7/1/2035	1,500,000		1,605,090
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	7,000,000		8,480,500
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,445,800
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		5,859,200
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2030	1,500,000		1,786,665
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2029	15,000,000		17,964,900
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,366,720
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,573,330
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,748,685
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,471,025
				85,490,678
New Mexico - .6%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	10,000,000		11,848,200
New York - 11.4%
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	1,093,200
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2052	1,000,000	[a]	1,090,510
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	559,660
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	774,900
Hudson Yards Infrastructure Corp., Revenue Bonds, Ser. A	5.75	2/15/2047	1,930,000		2,052,285
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A1	5.00	11/15/2024	20,000,000		23,646,800
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		5,603,150
New York City, GO, Refunding, Ser. E	5.00	8/1/2034	1,250,000		1,612,500
New York City, GO, Refunding, Ser. E	5.00	8/1/2032	1,000,000		1,300,560
New York City, GO, Refunding, Ser. F1	5.00	8/1/2032	1,000,000		1,300,560
New York City, GO, Refunding, Ser. F1	5.00	8/1/2033	1,000,000		1,295,400
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	2,220,000		2,863,800
New York City, GO, Ser. AA1	4.00	8/1/2040	5,000,000		5,831,950
New York City, GO, Ser. AA1	4.00	8/1/2038	5,000,000		5,873,400

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
New York - 11.4% (continued)
New York City, GO, Ser. AA1	5.00	8/1/2039	4,240,000		5,432,542
New York City, GO, Ser. AA1	5.00	8/1/2035	2,500,000		3,247,100
New York City, GO, Ser. B1	5.00	12/1/2041	14,000,000		16,944,480
New York City, GO, Ser. B1	5.00	12/1/2035	2,000,000		2,459,960
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/2046	325,000		326,225
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	1,300,000		1,306,357
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Financial Guaranty Insurance Co.)	2.44	3/1/2020	6,100,000	[g]	6,136,722
New York City Transitional Finance Authority, Revenue Bonds	4.00	8/1/2038	1,250,000		1,452,675
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,923,600
New York City Transitional Finance Authority, Revenue Bonds (SPA; State Street Bank and Trust Co.) Ser. A6	1.42	8/1/2039	1,400,000	[e]	1,400,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. S-2A	4.00	7/15/2037	2,500,000		2,898,200
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. S-2A	5.00	7/15/2033	3,250,000		4,152,557
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	4.00	8/1/2041	5,000,000		5,762,950
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	5.00	8/1/2042	10,000,000		12,450,400
New York City Transitional Finance Authority, Revenue Bonds, Ser. S3	5.25	7/15/2035	10,000,000		12,893,500
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A-2B	5.00	6/1/2051	4,585,000		4,811,866
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.75	11/15/2051	5,000,000		5,496,450
New York Liberty Development Corp., Revenue Bonds, Refunding (7 World Trade Center Project)	5.00	3/15/2044	2,000,000		2,171,100
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.80	9/15/2069	4,000,000		4,162,480
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[a]	5,553,950
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	10,500,000		11,887,155
New York State Dormitory Authority, Revenue Bonds (Pace University) Ser. A	5.00	5/1/2038	500,000		543,695
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2042	15,000,000		18,892,500
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	10/1/2048	2,000,000		3,232,900
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		3,020,450
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,850,320
Port Authority of New York & New Jersey, Revenue Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/2042	5,000,000		5,287,550
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2031	5,000,000	[c]	3,806,900
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2032	3,000,000	[c]	2,211,810
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2027	2,000,000	[c]	1,738,540
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2028	4,715,000	[c]	3,986,391
				226,340,000

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
North Carolina - .3%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	5,000,000		6,234,450
North Dakota - .2%
Grand Forks County, Revenue Bonds, Refunding (Green Bond) (Red River Biorefinery LLC Project)	5.38	9/15/2038	5,000,000	[a]	4,920,700
Ohio - .9%
Butler County Port Authority, Revenue Bonds (Storypoint Fairfield Project) Ser. A1	6.38	1/15/2043	1,500,000	[a]	1,635,075
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	1,170,000		1,373,826
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,759,635
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,867,276
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,300,920
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,475,410
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper LLC Project)	4.25	1/15/2038	2,500,000	[a]	2,714,150
Ohio Turnpike & Infrastructure Commission, Revenue Bonds (Infrastructure Projects)	0/5.70	2/15/2034	3,000,000	[h]	3,455,130
				18,581,422
Oregon - 1.3%
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2025	2,610,000	[h]	3,055,423
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2026	4,300,000	[h]	5,177,888
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2027	1,275,000	[h]	1,573,121
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2024	2,310,000	[h]	2,629,103
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2021	1,800,000	[h]	1,855,638
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2022	1,745,000	[h]	1,862,910
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2023	1,785,000	[h]	1,970,711
Oregon State Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a]	1,900,180
Oregon State Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	3,000,000	[a]	2,850,270
Oregon State Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000		1,078,820
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[a]	830,550
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[a]	837,627
				25,622,241
Pennsylvania - 2.0%
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project)	4.00	11/1/2038	5,000,000		5,518,550
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		4,315,500
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	4,000,000		4,961,320
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		1,942,045
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Aqua Pennsylvania, Inc. Project) Ser. B	5.00	12/1/2043	4,425,000		4,614,965

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Pennsylvania - 2.0% (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project) Ser. A	6.50	12/1/2038	3,000,000	[a]	3,111,330
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (University of Pennsylvania Health System) Ser. A	5.75	8/15/2021	2,550,000	[b]	2,779,882
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (University of Pennsylvania Health System) Ser. E	4.00	8/15/2042	4,000,000		4,461,720
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2022	1,000,000	[b]	1,109,350
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2044	5,000,000		6,132,450
				38,947,112
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		8,233,890
South Carolina - .1%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,380,800
Tennessee - .4%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2044	2,000,000		2,216,240
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2038	1,000,000		1,124,980
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	4.75	7/1/2027	560,000		618,419
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.50	7/1/2037	1,100,000		1,232,605
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.63	1/1/2046	750,000		835,950
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds, Refunding (Lipscomb University Project) Ser. S	5.25	10/1/2058	1,500,000		1,840,140
				7,868,334
Texas - 10.9%
Arlington Higher Education Finance Corp., Revenue Bonds (Fing Corp.) Ser. A	5.00	8/15/2048	1,900,000		2,003,075
Arlington Higher Education Finance Corp., Revenue Bonds (Fing Corp.) Ser. A	5.00	8/15/2053	925,000		971,990
Arlington Higher Education Finance Corp., Revenue Bonds (Fing Corp.) Ser. A	5.00	8/15/2038	1,000,000		1,067,480
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,244,496
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,509,909
Austin Airport System, Revenue Bonds, Ser. A	5.00	11/15/2046	13,120,000		15,736,653
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation Project)	5.00	7/15/2041	1,750,000		1,978,253
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2046	2,000,000		2,308,260
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2040	7,300,000		8,424,711
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2041	6,000,000		6,521,100
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2037	15,950,000		18,313,630
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,745,000		2,966,000

82

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Texas - 10.9% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		3,160,154
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,734,285
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.50	8/15/2021	1,250,000	[b]	1,352,888
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.75	8/15/2021	1,000,000	[b]	1,087,100
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	18,000,000		20,290,140
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	12/1/2045	3,855,000		4,250,176
Dallas/Fort Worth International Airport, Revenue Bonds, Ser. H	5.00	11/1/2032	7,500,000		8,028,375
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		6,153,150
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.50	4/1/2053	4,500,000		5,110,875
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.20	10/1/2031	2,000,000	[h]	2,185,440
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.40	10/1/2033	2,500,000	[h]	2,738,325
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.45	10/1/2034	2,235,000	[h]	2,443,816
Houston Higher Education Finance Corp., Revenue Bonds (Escrowed to Maturity) Ser. A	5.88	5/15/2021	260,000		273,273
Houston Higher Education Finance Corp., Revenue Bonds, Refunding	6.50	5/15/2021	1,270,000	[b]	1,381,150
Houston Higher Education Finance Corp., Revenue Bonds, Refunding	6.50	5/15/2021	1,530,000	[b]	1,663,906
Houston Higher Education Finance Corp., Revenue Bonds, Ser. A	6.88	5/15/2021	4,400,000	[b]	4,812,676
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,514,062
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	865,095
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,149,710
North Texas Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.88	6/1/2022	1,630,000	[b]	1,788,273
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2036	2,800,000		3,474,128
North Texas Tollway Authority, Revenue Bonds, Ser. A	5.50	9/1/2021	20,000,000	[b]	21,724,800
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		1,069,500
San Antonio Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	5.00	8/1/2044	7,140,000		8,465,255
Spring Branch Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	1.55	6/15/2021	3,295,000		3,310,124
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/2045	1,000,000		1,130,900
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (LBJ Infrastructure Group LLC IH-635 Managed Lanes Project)	7.00	6/30/2040	11,175,000		11,730,062
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/2043	5,000,000		5,856,450
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/2038	10,000,000		11,849,900
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/2031	2,500,000		2,554,800
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	5,000,000		5,929,250

83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Texas - 10.9% (continued)
Texas Transportation Commission, Revenue Bonds	5.00	8/1/2057	2,000,000		2,380,560
				216,504,155
U.S. Related - 2.8%
Antonio B Won International Airport Authority , Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	2,000,000		2,360,960
Antonio B Won International Airport Authority , Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	2,000,000		2,351,920
Antonio B Won International Airport Authority , Revenue Bonds, Ser. C	6.25	10/1/2034	1,000,000		1,169,130
Antonio B Won International Airport Authority , Revenue Bonds, Ser. C	6.38	10/1/2043	1,000,000		1,172,390
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,691,820
Guam, Revenue Bonds, Ser. A	6.00	11/1/2026	2,500,000		2,677,675
Guam, Revenue Bonds, Ser. A	6.13	11/1/2031	5,000,000		5,357,900
Guam, Revenue Bonds, Ser. A	6.50	11/1/2040	2,000,000		2,147,220
Puerto Rico, GO, Refunding, Ser. A	8.00	7/1/2035	5,000,000	[i]	2,781,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.75	7/1/2037	2,500,000		2,656,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	6.00	7/1/2038	2,500,000		2,537,500
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. SS	5.00	7/1/2021	500,000		505,630
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[i]	1,530,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[i]	7,987,500
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2032	220,000	[i]	85,250
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2025	110,000	[i]	42,625
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. G	5.00	7/1/2042	120,000	[i]	46,500
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. K	5.00	7/1/2030	120,000	[i]	46,500
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	500,000	[i]	118,750
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[c]	337,614
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[c]	284,673
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[c]	347,001
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,348,000	[c]	844,990
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,338,000	[c]	1,433,467
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[c]	314,142
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	207,000	[c]	180,610
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	411,000		439,959
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		214,696
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,568,438
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	3,858,000		4,032,227
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,151,600
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		64,022
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		871,351
Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands Matching Fund Loan Note - Diageo Project) Ser. A	6.75	10/1/2037	1,250,000		1,250,413
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000		1,432,500
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000		2,182,500
				55,216,973

84

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Utah - .1%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) (Insured; UT CSCE)	5.00	4/15/2049	1,150,000		1,407,462
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) (Insured; UT CSCE)	5.00	4/15/2044	625,000		768,500
				2,175,962
Virginia - 2.8%
Chesapeake Expressway, Revenue Bonds, Refunding	0/4.87	7/15/2040	2,000,000	[h]	2,005,740
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living) Ser. A	5.25	9/1/2049	10,000,000		10,458,900
University of Virginia, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2045	3,950,000		4,341,247
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes LLC Project)	5.00	1/1/2040	7,510,000		8,038,629
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes LLC Project)	5.00	1/1/2040	12,395,000		13,267,484
Virginia Small Business Financing Authority, Revenue Bonds (Covanta Project)	5.00	7/1/2038	1,000,000	[a]	1,072,470
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/2032	4,000,000		4,391,120
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/2037	1,665,000		1,854,594
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	4,000,000		4,614,200
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		5,225,265
				55,269,649
Washington - 1.6%
Washington, Revenue Bonds, Ser. B	5.00	6/1/2042	5,950,000		7,417,508
Washington, Revenue Bonds, Ser. B	5.00	6/1/2041	5,465,000		6,824,419
Washington, Revenue Bonds, Ser. B	5.00	6/1/2040	5,350,000		6,693,064
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2044	2,500,000		2,770,300
Washington Health Care Facilities Authority, Revenue Bonds, Refunding, Ser. C, 1 Month MUNIPSA +1.05%	2.40	7/3/2023	7,965,000	[d]	8,080,015
				31,785,306
West Virginia - 1.1%
Monongalia County Commission Special District, Revenue Bonds, Refunding, Ser. A	5.75	6/1/2043	750,000	[a]	830,280
West Virginia, GO, Ser. B	5.00	6/1/2041	13,330,000		16,694,625
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center)	5.00	9/1/2039	1,450,000		1,787,705
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center)	5.00	9/1/2038	1,500,000		1,854,225
				21,166,835
Wisconsin - 1.2%
Public Finance Authority, Revenue Bonds	5.00	6/15/2049	3,440,000		4,034,088
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	2,684,500
Public Finance Authority, Revenue Bonds (Nevada State College)	5.00	5/1/2055	5,000,000	[a]	5,434,600
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		1,163,310
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[c]	1,515,123
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[c]	3,615,416

85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Wisconsin - 1.2% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System) Ser. C	5.00	2/15/2047	5,000,000	5,773,600
				24,220,637
Total Long-Term Municipal Investments (cost $1,826,880,599)			1,991,827,462
	Annualized Yield (%)
Short-Term Investments - .2%
U.S. Treasury Securities
U.S. Treasury Bills (cost $4,957,891)	3.76	2/13/2020	5,000,000	[j] 4,958,420
Total Investments (cost $1,852,838,490)			101.9%	2,020,394,302
Liabilities, Less Cash and Receivables			(1.9%)	(38,344,539)
Net Assets			100.0%	1,982,049,763

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $275,702,358 or 13.91% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Variable rate security—rate shown is the interest rate in effect at period end.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

g Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

h Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

i Non-income producing—security in default.

j Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Education	14.7
General	14.2
General Obligation	13.7
Transportation	13.6
Medical	9.8
Airport	6.7
Development	5.5
Prerefunded	5.3
School District	4.6
Housing	3.3
Nursing Homes	3.1
Tobacco Settlement	2.5
Power	1.7
Multifamily Housing	.7
Pollution	.6
Special Tax	.6
Water	.5
Build America Bonds	.3
Facilities	.3
Government	.2
Mello-Roos	.0
101.9

† Based on net assets.

See notes to financial statements.

86

STATEMENTS OF FUTURES
August 31, 2019

BNY Mellon National Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	78	9/19	11,597,000	12,952,875	(1,355,875)
Gross Unrealized Depreciation				(1,355,875)

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	6	9/19	892,077	996,375	(104,298)
Gross Unrealized Depreciation				(104,298)

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	10	9/19	1,486,795	1,660,625	(173,830)
Gross Unrealized Depreciation				(173,830)

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Long Bond	5	9/19	743,398	830,313	(86,915)
Gross Unrealized Depreciation				(86,915)

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	65	9/19	8,088,968	8,518,047	(429,079)
U.S. Treasury 5 Year Notes	69	9/19	8,004,000	8,247,656	(243,656)
U.S. Treasury Long Bond	93	9/19	13,827,193	15,443,813	(1,616,620)
U.S. Treasury Ultra Long Bond	188	9/19	31,587,346	36,924,375	(5,337,029)
Ultra 10 Year U.S. Treasury Notes	113	9/19	15,070,493	16,254,344	(1,183,851)
Gross Unrealized Depreciation				(8,810,235)

See notes to financial statements.

87

STATEMENT OF SWAP AGREEMENTS
August 31, 2019

BNY Mellon Municipal Opportunities Fund
OTC Forward Rate Agreement Swaps
Reference Obligation	Counterparty	Determination Date	Notional Amount ($)[1]	Base Index Value ($)	Unrealized (Depreciation)($)
Municipal Market Data General obligation, 2049, 5% Coupon AAA Index	Goldman Sachs	11/15/19	10,000,000	2.04	(237,874)
Municipal Market Data General obligation, 2049, 5% Coupon AAA Index	Citigroup	11/11/19	10,000,000	2.17	(499,145)
Municipal Market Data General obligation, 2049, 5% Coupon AAA Index	Citigroup	11/11/19	10,000,000	2.15	(459,292)
Municipal Market Data General obligation, 2049, 5% Coupon AAA Index	Citigroup	11/15/19	10,000,000	2.04	(237,874)
Gross Unrealized Depreciation			(1,434,185)

1 The fund will receive a payment from the counterparty if the value of the reference index is less than the bases index value on the determination date. The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

See notes to financial statements.

88

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

89

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,582,662,231	1,173,369,654	202,036,167	328,347,551
Cash collateral held by broker—Note 4	218,400	-	16,800	28,000
Interest receivable	27,170,797	10,026,055	2,173,460	2,866,766
Receivable for investment securities sold	6,160,945	39,210,994	-	-
Receivable for shares of Beneficial Interest subscribed	4,137,806	1,468,658	536,867	188,741
Prepaid expenses	45,146	32,890	24,507	23,888
	2,620,395,325	1,224,108,251	204,787,801	331,454,946
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	1,046,150	476,561	112,180	136,373
Cash overdraft due to Custodian	3,875,096	1,062,778	310,979	447,772
Payable for investment securities purchased	60,869,161	71,823,365	4,041,506	6,697,793
Payable for shares of Beneficial Interest redeemed	4,387,284	6,588,642	532,541	332,874
Trustees fees and expenses payable	22,918	10,638	1,981	3,302
Other accrued expenses	97,601	52,286	24,284	35,122
	70,298,210	80,014,270	5,023,471	7,653,236
Net Assets ($)	2,550,097,115	1,144,093,981	199,764,330	323,801,710
Composition of Net Assets ($):
Paid-in capital	2,394,026,196	1,134,956,183	187,659,691	306,342,835
Total distributable earnings (loss)	156,070,919	9,137,798	12,104,639	17,458,875
Net Assets ($)	2,550,097,115	1,144,093,981	199,764,330	323,801,710
†Investments at cost ($)	2,426,147,113	1,161,170,122	189,810,837	310,617,338
Net Asset Value Per Share
Class M
Net Assets ($)	2,498,912,826	1,129,486,147	191,701,511	316,364,219
Shares Outstanding	178,007,529	87,519,815	15,201,761	24,120,453
Net Asset Value Per Share ($)	14.04	12.91	12.61	13.12
Investor Shares
Net Assets ($)	51,184,289	14,607,834	8,062,819	7,437,491
Shares Outstanding	3,650,292	1,132,723	640,197	567,278
Net Asset Value Per Share ($)	14.02	12.90	12.59	13.11

See notes to financial statements.

90

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	160,885,366	2,020,394,302
Cash collateral held by broker—Note 4	14,000	1,364,850
Interest receivable	1,703,845	20,173,696
Receivable for shares of Beneficial Interest subscribed	301,064	530,585
Receivable for investment securities sold	-	11,939,587
Prepaid expenses	19,484	38,263
	162,923,759	2,054,441,283
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	75,823	1,079,101
Cash overdraft due to Custodian	193,824	3,290,207
Payable for investment securities purchased	2,802,320	4,000,000
Payable for shares of Beneficial Interest redeemed	216,947	573,092
Payable for floating rate notes issued—Note 4	-	61,475,000
Unrealized depreciation on swap agreements—Note 4	-	1,434,185
Interest and expense payable related to floating rate notes issued—Note 4	-	335,540
Payable for futures variation margin—Note 4	-	69,039
Trustees fees and expenses payable	1,621	18,158
Other accrued expenses	24,675	117,198
	3,315,210	72,391,520
Net Assets ($)	159,608,549	1,982,049,763
Composition of Net Assets ($):
Paid-in capital	149,396,931	1,850,718,130
Total distributable earnings (loss)	10,211,618	131,331,633
Net Assets ($)	159,608,549	1,982,049,763
†Investments at cost ($)	151,435,175	1,852,838,490
Net Asset Value Per Share
Class M
Net Assets ($)	148,557,554	1,918,498,723
Shares Outstanding	12,885,449	140,084,575
Net Asset Value Per Share ($)	11.53	13.70
Investor Shares
Net Assets ($)	11,050,995	63,551,040
Shares Outstanding	957,921	4,637,652
Net Asset Value Per Share ($)	11.54	13.70

See notes to financial statements.

91

STATEMENTS OF OPERATIONS
Year Ended August 31, 2019

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	66,693,704	20,875,863	5,916,653	8,577,261
Expenses:
Investment advisory fee—Note 3(a)	7,916,627	3,772,184	951,876	1,052,549
Administration fee—Note 3(a)	2,772,993	1,321,563	233,412	368,678
Trustees’ fees and expenses—Note 3(c)	152,813	69,223	11,899	20,844
Shareholder servicing costs—Note 3(b)	113,863	24,276	14,192	17,730
Professional fees	103,255	65,991	53,540	45,742
Registration fees	62,622	53,461	31,533	33,391
Loan commitment fees—Note 2	54,503	27,935	4,653	10,276
Custodian fees—Note 3(b)	37,545	27,939	5,421	8,274
Prospectus and shareholders’ reports	20,210	8,678	10,106	13,547
Interest expense—Note 2	-	-	-	400
Miscellaneous	89,140	62,024	35,423	47,643
Total Expenses	11,323,571	5,433,274	1,352,055	1,619,074
Less—reduction in fees due to earnings credits—Note 3(b)	(7,116)	(14,035)	(809)	(4,353)
Net Expenses	11,316,455	5,419,239	1,351,246	1,614,721
Investment Income—Net	55,377,249	15,456,624	4,565,407	6,962,540
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,674,623	472,183	812,681	551,481
Net realized gain (loss) on futures	(4,445,962)	-	(381,219)	(593,852)
Net Realized Gain (Loss)	1,228,661	472,183	431,462	(42,371)
Net change in unrealized appreciation (depreciation) on investments	126,775,552	17,567,621	10,126,711	16,960,376
Net change in unrealized appreciation (depreciation) on futures	(1,425,223)	-	(110,562)	(183,450)
Net Change in Unrealized Appreciation (Depreciation)	125,350,329	17,567,621	10,016,149	16,776,926
Net Realized and Unrealized Gain (Loss) on Investments	126,578,990	18,039,804	10,447,611	16,734,555
Net Increase in Net Assets Resulting from Operations	181,956,239	33,496,428	15,013,018	23,697,095

See notes to financial statements.

92

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	4,399,218	71,220,421
Expenses:
Investment advisory fee—Note 3(a)	747,548	9,014,077
Administration fee—Note 3(a)	183,299	2,210,302
Professional fees	43,895	83,910
Registration fees	31,809	123,350
Shareholder servicing costs—Note 3(b)	27,767	133,906
Prospectus and shareholders’ reports	16,605	13,114
Custodian fees—Note 3(b)	6,722	30,357
Trustees’ fees and expenses—Note 3(c)	5,579	121,090
Loan commitment fees—Note 2	3,458	44,059
Interest and expense related to floating rate notes issued—Note 4	-	1,395,892
Miscellaneous	32,103	88,151
Total Expenses	1,098,785	13,258,208
Less—reduction in expenses due to undertakings—Note 3(a)	(184,881)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(978)	(11,885)
Net Expenses	912,926	13,246,323
Investment Income—Net	3,486,292	57,974,098
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,133,971	6,201,080
Net realized gain (loss) on futures	(288,080)	(25,432,457)
Net Realized Gain (Loss)	845,891	(19,231,377)
Net change in unrealized appreciation (depreciation) on investments	7,404,165	117,465,064
Net change in unrealized appreciation (depreciation) on futures	(92,192)	(8,985,490)
Net change in unrealized appreciation (depreciation) on swap agreements	-	(1,434,185)
Net Change in Unrealized Appreciation (Depreciation)	7,311,973	107,045,389
Net Realized and Unrealized Gain (Loss) on Investments	8,157,864	87,814,012
Net Increase in Net Assets Resulting from Operations	11,644,156	145,788,110

See notes to financial statements.

93

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund			BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,			Year Ended August 31,
	2019	2018	[a]	2019	2018	[a]
Operations ($):
Investment income—net	55,377,249	54,865,726		15,456,624	10,402,284
Net realized gain (loss) on investments	1,228,661	682,133		472,183	(1,203,921)
Net change in unrealized appreciation (depreciation) on investments	125,350,329	(57,152,638)		17,567,621	(7,136,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	181,956,239	(1,604,779)		33,496,428	2,062,116
Distributions ($):
Distributions to shareholders:
Class M	(54,047,433)	(53,913,268)		(15,273,026)	(10,300,745)
Investor Shares	(1,000,031)	(1,078,143)		(114,913)	(82,504)
Total Distributions	(55,047,464)	(54,991,411)		(15,387,939)	(10,383,249)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	924,564,661	541,093,004		662,514,188	440,092,102
Investor Shares	30,145,345	27,746,089		15,862,712	14,896,270
Distributions reinvested:
Class M	7,396,191	7,761,103		2,760,357	2,229,003
Investor Shares	748,375	794,386		76,023	63,066
Cost of shares redeemed:
Class M	(702,377,279)	(442,308,601)		(466,572,548)	(410,500,922)
Investor Shares	(29,452,276)	(32,202,146)		(10,651,925)	(19,224,766)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	231,025,017	102,883,835		203,988,807	27,554,753
Total Increase (Decrease) in Net Assets	357,933,792	46,287,645		222,097,296	19,233,620
Net Assets ($):
Beginning of Period	2,192,163,323	2,145,875,678		921,996,685	902,763,065
End of Period	2,550,097,115	2,192,163,323		1,144,093,981	921,996,685
Capital Share Transactions (Shares):
Class Mb
Shares sold	68,809,556	40,418,705		52,060,559	34,647,488
Shares issued for distributions reinvested	547,710	580,735		216,153	175,407
Shares redeemed	(52,723,996)	(33,068,224)		(36,601,056)	(32,298,310)
Net Increase (Decrease) in Shares Outstanding	16,633,270	7,931,216		15,675,656	2,524,585
Investor Shares[b]
Shares sold	2,228,820	2,077,366		1,240,572	1,173,257
Shares issued for distributions reinvested	55,481	59,478		5,948	4,965
Shares redeemed	(2,194,034)	(2,407,870)		(835,125)	(1,511,915)
Net Increase (Decrease) in Shares Outstanding	90,267	(271,026)		411,395	(333,693)

[a] For BNY Mellon National Intermediate Municipal Bond Fund, distributions to shareholders include $53,538,956 Class M shares and $1,069,679 Investor shares of distributions from net investment income and $374,312 Class M shares and $8,464 Investor shares distributions from net realized gains and for BNY Mellon National Short-Term Municipal Bond Fund, distributions to shareholders include only distributions from net investment income.

[b] During the period ended August 31, 2019, 2,239,971 Class M shares representing $30,321,493 were exchanged for 2,242,724 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,245,318 Class M shares representing $15,936,111 were exchanged for 1,246,081 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2018, 1,985,316 Class M shares representing $26,542,819 were exchanged for 1,987,563 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,147,283 Class M shares representing $14,575,993 were exchanged for 1,148,115 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

94

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2019	2018[a]	2019	2018	[a]
Operations ($):
Investment income—net	4,565,407	4,872,754	6,962,540	7,357,008
Net realized gain (loss) on investments	431,462	79,221	(42,371)	505,900
Net change in unrealized appreciation (depreciation) on investments	10,016,149	(4,727,959)	16,776,926	(8,865,871)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,013,018	224,016	23,697,095	(1,002,963)
Distributions ($):
Distributions to shareholders:
Class M	(4,439,732)	(5,091,772)	(6,794,542)	(7,269,509)
Investor Shares	(121,424)	(134,886)	(146,121)	(169,645)
Total Distributions	(4,561,156)	(5,226,658)	(6,940,663)	(7,439,154)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	59,394,454	15,022,892	140,917,074	65,668,049
Investor Shares	5,158,346	3,174,709	3,238,437	2,498,387
Distributions reinvested:
Class M	136,786	391,540	1,214,722	1,478,003
Investor Shares	109,549	126,859	116,654	138,330
Cost of shares redeemed:
Class M	(62,177,242)	(35,799,291)	(139,658,366)	(58,636,443)
Investor Shares	(2,998,173)	(2,725,343)	(3,343,700)	(4,781,629)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(376,280)	(19,808,634)	2,484,821	6,364,697
Total Increase (Decrease) in Net Assets	10,075,582	(24,811,276)	19,241,253	(2,077,420)
Net Assets ($):
Beginning of Period	189,688,748	214,500,024	304,560,457	306,637,877
End of Period	199,764,330	189,688,748	323,801,710	304,560,457
Capital Share Transactions (Shares):
Class Mb
Shares sold	4,952,835	1,248,516	11,290,812	5,248,057
Shares issued for distributions reinvested	11,251	32,492	96,492	118,419
Shares redeemed	(5,178,666)	(2,976,956)	(11,250,364)	(4,688,409)
Net Increase (Decrease) in Shares Outstanding	(214,580)	(1,695,948)	136,940	678,067
Investor Shares[b]
Shares sold	418,317	263,105	259,762	201,472
Shares issued for distributions reinvested	9,030	10,583	9,263	11,084
Shares redeemed	(245,706)	(227,651)	(269,848)	(381,253)
Net Increase (Decrease) in Shares Outstanding	181,641	46,037	(823)	(168,697)

[a] For BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, distributions to shareholders include $4,747,819 Class M shares and $123,103 Investor shares of distributions from net investment income and $343,953 Class M shares and $11,783 Investor shares distributions from net realized gains and for BNY Mellon Massachusetts Intermediate Municipal Bond Fund, distributions to shareholders include $7,180,877 Class M shares and $167,392 Investor shares of distributions from net investment income and $88,632 Class M shares and $2,253 Investor shares distributions from net realized gains.

[b] During the period ended August 31, 2019, 417,738 Class M shares representing $5,158,014 were exchanged for 418,289 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 246,548 Class M shares representing $3,076,110 were exchanged for 246,610 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2018, 262,189 Class M shares representing $3,168,278 were exchanged for 262,569 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 193,033 Class M shares representing $2,392,295 were exchanged for 193,072 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

95

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund			BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,			Year Ended August 31,
	2019	2018	[a]	2019	2018	[a]
Operations ($):
Investment income—net	3,486,292	3,796,575		57,974,098	43,592,890
Net realized gain (loss) on investments	845,891	470,127		(19,231,377)	20,347,053
Net change in unrealized appreciation (depreciation) on investments	7,311,973	(4,635,365)		107,045,389	(23,809,215)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,644,156	(368,663)		145,788,110	40,130,728
Distributions ($):
Distributions to shareholders:
Class M	(3,350,041)	(3,596,094)		(56,442,648)	(42,677,125)
Investor Shares	(240,285)	(254,130)		(1,589,104)	(1,077,442)
Total Distributions	(3,590,326)	(3,850,224)		(58,031,752)	(43,754,567)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	50,782,643	26,703,390		591,544,011	247,896,915
Investor Shares	1,724,720	729,015		60,863,277	20,385,710
Distributions reinvested:
Class M	521,325	515,854		16,847,749	14,193,605
Investor Shares	216,022	221,412		1,290,464	920,060
Cost of shares redeemed:
Class M	(57,545,613)	(28,891,537)		(206,989,736)	(83,869,298)
Investor Shares	(2,821,412)	(2,397,399)		(34,537,076)	(45,990,892)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,122,315)	(3,119,265)		429,018,689	153,536,100
Total Increase (Decrease) in Net Assets	931,515	(7,338,152)		516,775,047	149,912,261
Net Assets ($):
Beginning of Period	158,677,034	166,015,186		1,465,274,716	1,315,362,455
End of Period	159,608,549	158,677,034		1,982,049,763	1,465,274,716
Capital Share Transactions (Shares):
Class Mb
Shares sold	4,614,444	2,426,877		45,331,585	18,906,273
Shares issued for distributions reinvested	47,158	47,013		1,273,298	1,087,061
Shares redeemed	(5,277,280)	(2,629,792)		(15,711,099)	(6,417,687)
Net Increase (Decrease) in Shares Outstanding	(615,678)	(155,902)		30,893,784	13,575,647
Investor Shares[b]
Shares sold	157,588	66,757		4,613,967	1,557,633
Shares issued for distributions reinvested	19,503	20,167		97,159	70,408
Shares redeemed	(257,126)	(217,515)		(2,581,794)	(3,517,753)
Net Increase (Decrease) in Shares Outstanding	(80,035)	(130,591)		2,129,332	(1,889,712)

[a] For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, distributions to shareholders include $3,546,488 Class M shares and $250,069 Investor shares of distributions from net investment income and $49,606 Class M shares and $4,061 Investor shares distributions from net realized gains and for BNY Mellon Municipal Opportunities Fund, distributions to shareholders include $42,226,128 Class M shares and $1,067,817 Investor shares of distributions from net investment income and $450,997 Class M shares and $9,625 Investor shares distributions from net realized gains.

[b] During the period ended August 31, 2019, 71,695 Class M shares representing $797,325 were exchanged for 71,637 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,891,943 Class M shares representing $38,378,965 were exchanged for 2,892,570 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2018, 53,856 Class M shares representing $587,054 were exchanged for 53,281 Investor shares for BNY Mellon New York Intermediate Tax Exempt Bond Fund and 1,049,031 Class M shares representing $13,699,928 were exchanged for 1,048,357 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

96

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2019	2018		2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	13.29	13.64		14.00	13.56		13.77
Investment Operations:
Investment income—net[a]	.33	.34		.34	.36		.37
Net realized and unrealized gain (loss) on investments	.75	(.35)		(.27)	.43		(.21)
Total from Investment Operations	1.08	(.01)		.07	.79		.16
Distributions:
Dividends from investment income—net	(.33)	(.34)		(.34)	(.35)		(.37)
Dividends from net realized gain on investments	-	(.00)	[b]	(.09)	(.00)	[b]	-
Total Distributions	(.33)	(.34)		(.43)	(.35)		(.37)
Net asset value, end of period	14.04	13.29		13.64	14.00		13.56
Total Return (%)	8.26	(.05)		.60	5.94		1.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50		.50	.50		.50
Ratio of net expenses to average net assets	.50	.50		.50	.50		.50
Ratio of net investment income to average net assets	2.45	2.54		2.52	2.58		2.70
Portfolio Turnover Rate	61.91	38.75		32.14	18.61		35.65
Net Assets, end of period ($ x 1,000)	2,498,913	2,144,898		2,093,660	2,223,660		1,970,693

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2019	2018		2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	13.28	13.63		13.99	13.54		13.75
Investment Operations:
Investment income—net[a]	.30	.31		.31	.32		.34
Net realized and unrealized gain (loss) on investments	.74	(.36)		(.27)	.45		(.22)
Total from Investment Operations	1.04	(.05)		.04	.77		.12
Distributions:
Dividends from investment income—net	(.30)	(.30)		(.31)	(.32)		(.33)
Dividends from net realized gain on investments	-	(.00)	[b]	(.09)	(.00)	[b]	-
Total Distributions	(.30)	(.30)		(.40)	(.32)		(.33)
Net asset value, end of period	14.02	13.28		13.63	13.99		13.54
Total Return (%)	7.92	(.30)		.35	5.76		.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75		.75	.75		.75
Ratio of net expenses to average net assets	.75	.75		.75	.75		.75
Ratio of net investment income to average net assets	2.22	2.29		2.27	2.33		2.45
Portfolio Turnover Rate	61.91	38.75		32.14	18.61		35.65
Net Assets, end of period ($ x 1,000)	51,184	47,265		52,216	55,272		50,199

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

98

	Class M Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.71	12.83	12.87	12.83	12.94
Investment Operations:
Investment income—net[a]	.18	.14	.12	.11	.11
Net realized and unrealized gain (loss) on investments	.20	(.12)	(.02)	.05	(.09)
Total from Investment Operations	.38	.02	.10	.16	.02
Distributions:
Dividends from investment income—net	(.18)	(.14)	(.12)	(.11)	(.11)
Dividends from net realized gain on investments	-	-	(.02)	(.01)	(.02)
Total Distributions	(.18)	(.14)	(.14)	(.12)	(.13)
Net asset value, end of period	12.91	12.71	12.83	12.87	12.83
Total Return (%)	3.03	.18	.76	1.21	.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.51	.51	.51	.50
Ratio of net expenses to average net assets	.50	.51	.51	.51	.50
Ratio of net investment income to average net assets	1.44	1.12	.94	.84	.82
Portfolio Turnover Rate	128.58	58.52	35.60	51.47	34.24
Net Assets, end of period ($ x 1,000)	1,129,486	912,838	889,237	1,104,162	1,007,532

a  Based on average shares outstanding.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.70	12.82	12.86	12.82	12.93
Investment Operations:
Investment income—net[a]	.15	.11	.09	.08	.08
Net realized and unrealized gain (loss) on investments	.20	(.12)	(.02)	.05	(.10)
Total from Investment Operations	.35	(.01)	.07	.13	(.02)
Distributions:
Dividends from investment income—net	(.15)	(.11)	(.09)	(.08)	(.07)
Dividends from net realized gain on investments	-	-	(.02)	(.01)	(.02)
Total Distributions	(.15)	(.11)	(.11)	(.09)	(.09)
Net asset value, end of period	12.90	12.70	12.82	12.86	12.82
Total Return (%)	2.78	(.07)	.52	.97	(.15)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.76	.76	.76	.76
Ratio of net expenses to average net assets	.75	.76	.76	.76	.76
Ratio of net investment income to average net assets	1.20	.87	.72	.60	.59
Portfolio Turnover Rate	128.58	58.52	35.60	51.47	34.24
Net Assets, end of period ($ x 1,000)	14,608	9,158	13,526	5,880	12,166

a  Based on average shares outstanding.

See notes to financial statements.

100

	Class M Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.95	12.24	12.68	12.31	12.56
Investment Operations:
Investment income—net[a]	.29	.29	.30	.32	.33
Net realized and unrealized gain (loss) on investments	.66	(.27)	(.24)	.41	(.25)
Total from Investment Operations	.95	.02	.06	.73	.08
Distributions:
Dividends from investment income—net	(.29)	(.29)	(.30)	(.32)	(.33)
Dividends from net realized gain on investments	-	(.02)	(.20)	(.04)	-
Total Distributions	(.29)	(.31)	(.50)	(.36)	(.33)
Net asset value, end of period	12.61	11.95	12.24	12.68	12.31
Total Return (%)	8.09	.22	.55	5.96	.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.70	.70	.69	.68
Ratio of net expenses to average net assets	.70	.70	.70	.69	.68
Ratio of net investment income to average net assets	2.41	2.44	2.44	2.52	2.65
Portfolio Turnover Rate	69.91	38.13	20.07	25.94	35.96
Net Assets, end of period ($ x 1,000)	191,702	184,216	209,457	255,017	276,729

a  Based on average shares outstanding.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.93	12.23	12.67	12.29	12.54
Investment Operations:
Investment income—net[a]	.26	.27	.27	.28	.30
Net realized and unrealized gain (loss) on investments	.66	(.29)	(.24)	.42	(.25)
Total from Investment Operations	.92	(.02)	.03	.70	.05
Distributions:
Dividends from investment income—net	(.26)	(.26)	(.27)	(.28)	(.30)
Dividends from net realized gain on investments	-	(.02)	(.20)	(.04)	-
Total Distributions	(.26)	(.28)	(.47)	(.32)	(.30)
Net asset value, end of period	12.59	11.93	12.23	12.67	12.29
Total Return (%)	7.83	(.12)	.30	5.79	.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.95	.94	.93
Ratio of net expenses to average net assets	.95	.95	.95	.94	.93
Ratio of net investment income to average net assets	2.15	2.19	2.20	2.27	2.41
Portfolio Turnover Rate	69.91	38.13	20.07	25.94	35.96
Net Assets, end of period ($ x 1,000)	8,063	5,473	5,043	5,981	5,558

a  Based on average shares outstanding.

See notes to financial statements.

102

	Class M Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.40	12.75		13.16	12.73	12.95
Investment Operations:
Investment income—net[a]	.29	.30		.30	.31	.33
Net realized and unrealized gain (loss) on investments	.72	(.35)		(.28)	.43	(.21)
Total from Investment Operations	1.01	(.05)		.02	.74	.12
Distributions:
Dividends from investment income—net	(.29)	(.30)		(.30)	(.31)	(.34)
Dividends from net realized gain on investments	-	(.00)	[b]	(.13)	-	-
Total Distributions	(.29)	(.30)		(.43)	(.31)	(.34)
Net asset value, end of period	13.12	12.40		12.75	13.16	12.73
Total Return (%)	8.28	(.32)		.24	5.88	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.54		.54	.54	.53
Ratio of net expenses to average net assets	.53	.54		.54	.54	.53
Ratio of net investment income to average net assets	2.32	2.43		2.35	2.39	2.60
Portfolio Turnover Rate	80.68	38.51		31.61	28.71	41.79
Net Assets, end of period ($ x 1,000)	316,364	297,515		297,243	360,108	310,635

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.40	12.75		13.15	12.73	12.94
Investment Operations:
Investment income—net[a]	.26	.27		.27	.28	.31
Net realized and unrealized gain (loss) on investments	.71	(.35)		(.27)	.42	(.22)
Total from Investment Operations	.97	(.08)		-	.70	.09
Distributions:
Dividends from investment income—net	(.26)	(.27)		(.27)	(.28)	(.30)
Dividends from net realized gain on investments	-	(.00)	[b]	(.13)	-	-
Total Distributions	(.26)	(.27)		(.40)	(.28)	(.30)
Net asset value, end of period	13.11	12.40		12.75	13.15	12.73
Total Return (%)	7.93	(.56)		.06	5.54	.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.79		.79	.79	.78
Ratio of net expenses to average net assets	.78	.79		.79	.79	.78
Ratio of net investment income to average net assets	2.08	2.18		2.12	2.15	2.35
Portfolio Turnover Rate	80.68	38.51		31.61	28.71	41.79
Net Assets, end of period ($ x 1,000)	7,437	7,046		9,395	8,410	8,632

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

104

	Class M Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.91	11.20		11.62	11.24	11.40
Investment Operations:
Investment income—net[a]	.26	.26		.26	.29	.30
Net realized and unrealized gain (loss) on investments	.63	(.29)		(.24)	.41	(.16)
Total from Investment Operations	.89	(.03)		.02	.70	.14
Distributions:
Dividends from investment income—net	(.26)	(.26)		(.26)	(.29)	(.30)
Dividends from net realized gain on investments	(.01)	(.00)	[b]	(.18)	(.03)	-
Total Distributions	(.27)	(.26)		(.44)	(.32)	(.30)
Net asset value, end of period	11.53	10.91		11.20	11.62	11.24
Total Return (%)	8.28	(.22)		.31	6.30	1.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.72		.73	.72	.71
Ratio of net expenses to average net assets	.59	.59		.59	.59	.59
Ratio of net investment income to average net assets	2.35	2.36		2.38	2.53	2.64
Portfolio Turnover Rate	90.17	45.71		37.78	36.53	52.79
Net Assets, end of period ($ x 1,000)	148,558	147,343		152,923	175,053	169,337

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2019	2018		2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.92	11.20		11.62	11.24	11.40
Investment Operations:
Investment income—net[a]	.23	.23		.24	.26	.27
Net realized and unrealized gain (loss) on investments	.63	(.28)		(.24)	.41	(.16)
Total from Investment Operations	.86	(.05)		-	.67	.11
Distributions:
Dividends from investment income—net	(.23)	(.23)		(.24)	(.26)	(.27)
Dividends from net realized gain on investments	(.01)	(.00)	[b]	(.18)	(.03)	-
Total Distributions	(.24)	(.23)		(.42)	(.29)	(.27)
Net asset value, end of period	11.54	10.92		11.20	11.62	11.24
Total Return (%)	8.00	(.38)		.07	6.03	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.97		.98	.97	.96
Ratio of net expenses to average net assets	.84	.84		.84	.84	.84
Ratio of net investment income to average net assets	2.11	2.11		2.13	2.28	2.39
Portfolio Turnover Rate	90.17	45.71		37.78	36.53	52.79
Net Assets, end of period ($ x 1,000)	11,051	11,334		13,093	14,322	15,495

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

106

	Class M Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2019		2018		2017		2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.12		13.15		13.46		12.99	13.16
Investment Operations:
Investment income—net[a]	.43		.44		.45		.50	.47
Net realized and unrealized gain (loss) on investments	.57		(.02)		(.32)		.45	(.18)
Total from Investment Operations	1.00		.42		.13		.95	.29
Distributions:
Dividends from investment income—net	(.42)		(.45)		(.44)		(.48)	(.46)
Dividends from net realized gain on investments	(.00)	[b]	(.00)	[b]	(.00)	[b]	-	-
Total Distributions	(.42)		(.45)		(.44)		(.48)	(.46)
Net asset value, end of period	13.70		13.12		13.15		13.46	12.99
Total Return (%)	7.77		3.27		1.11		7.40	2.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73		.75		.73		.71	.69
Ratio of net expenses to average net assets	.73		.75		.73		.71	.69
Ratio of interest and expense related to floating rate notes issued to average net assets	.08		.10		.07		.05	.04
Ratio of net investment income to average net assets	3.22		3.43		3.44		3.79	3.57
Portfolio Turnover Rate	72.96		41.48		34.78		31.92	41.90
Net Assets, end of period ($ x 1,000)	1,918,499		1,432,351		1,257,498		1,084,650	1,141,309

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2019		2018		2017		2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.13		13.16		13.46		12.99	13.16
Investment Operations:
Investment income—net[a]	.39		.40		.41		.47	.43
Net realized and unrealized gain (loss) on investments	.57		(.02)		(.30)		.44	(.18)
Total from Investment Operations	.96		.38		.11		.91	.25
Distributions:
Dividends from investment income—net	(.39)		(.41)		(.41)		(.44)	(.42)
Dividends from net realized gain on investments	(.00)	[b]	(.00)	[b]	(.00)	[b]	-	-
Total Distributions	(.39)		(.41)		(.41)		(.44)	(.42)
Net asset value, end of period	13.70		13.13		13.16		13.46	12.99
Total Return (%)	7.50		3.01		.95		7.13	1.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98		1.00		.99		.96	.96
Ratio of net expenses to average net assets	.98		1.00		.99		.96	.96
Ratio of interest and expense related to floating rate notes issued to average net assets	.08		.10		.07		.05	.04
Ratio of net investment income to average net assets	2.97		3.12		3.14		3.55	3.30
Portfolio Turnover Rate	72.96		41.48		34.78		31.92	41.90
Net Assets, end of period ($ x 1,000)	63,551		32,924		57,865		25,463	16,832

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

108

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. Effective March 31, 2019, BNY Mellon Municipal Opportunities Fund is closed to new and existing investors.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Effective June 3, 2019, The Dreyfus Corporation, each fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, each fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., each fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.” In addition, effective June 3, 2019, BNY Mellon Investment Adviser, Inc. serves as the funds’ investment adviser directly and not through BNY Mellon Fund Advisers, formerly a division of BNY Mellon Investment Adviser, Inc.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased

109

NOTES TO FINANCIAL STATEMENTS (continued)

significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2019 in valuing each fund’s investments:

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Securities†	-	-	2,582,662,231	-	-	-	2,582,662,231
Other Financial Instruments:
Futures††	(1,355,875)	-	-	-	-	-	(1,355,875)

110

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Securities†	-	-	1,163,496,360	-	-	-	1,163,496,360
U.S. Treasury Securities	-	-	9,873,294	-	-	-	9,873,294
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Securities†	-	-	202,036,167	-	-	-	202,036,167
Other Financial Instruments:
Futures††	(104,298)	-	-	-	-	-	(104,298)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Securities†	-	-	328,347,551	-	-	-	328,347,551
Other Financial Instruments:
Futures††	(173,830)	-	-	-	-	-	(173,830)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Securities†	-	-	160,885,366	-	-	-	160,885,366
Other Financial Instruments:
Futures††	(86,915)	-	-	-	-	-	(86,915)
BNY Mellon Municipal Opportunities Fund
Corporate Bonds†	-	-	23,608,420	-	-	-	23,608,420
Municipal Securities†	-	-	1,991,827,462	-	-	-	1,991,827,462
U.S. Treasury Securities	-	-	4,958,420	-	-	-	4,958,420
Other Financial Instruments:
Futures††	-	(8,810,235)	-	-	-	-	(8,810,235)
Swaps††	-	-	-	(1,434,185)	-	-	(1,434,185)
Floating Rate Notes†††	-	-	-	(61,475,000)	-	-	(61,475,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in

111

NOTES TO FINANCIAL STATEMENTS (continued)

accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2019, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2019, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2019.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2019 and August 31, 2018.

Table 2—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Accumulated Capital Gains/Losses ($)	Unrealized (Depreciation)/ Appreciation ($)	Capital (Losses) Realized After October 31, 2018 ($)†
BNY Mellon National Intermediate Municipal Bond Fund	919,776	(1,915,903)	157,841,446	-
BNY Mellon National Short-Term Municipal Bond Fund	141,824	(3,156,295)	12,252,555	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	176,486	(124,988)	12,225,358	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	25,109	(276,930)	17,719,211	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	33,635	753,031	9,450,214	-
BNY Mellon Municipal Opportunities Fund	1,116,749	-	167,202,689	36,005,825

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 3—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)††	Total($)
BNY Mellon National Intermediate Municipal Bond Fund	1,915,903	-	1,915,903
BNY Mellon National Short-Term Municipal Bond Fund	1,376,245	1,780,050	3,156,295
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	-	124,988	124,988
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	276,930	-	276,930

† Short-term capital losses which can be carried forward for an unlimited period.

†† Long-term capital losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid
	2019			2018
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	55,005,117	42,347	-	54,602,839	388,572	-
BNY Mellon National Short-Term Municipal Bond Fund	15,387,939	-	-	10,383,249	-	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,561,156	-	-	4,871,171	-	355,487
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	6,940,663	-	-	7,350,064	-	89,090
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	3,477,899	-	112,427	3,796,557	53,322	345
BNY Mellon Municipal Opportunities Fund	56,447,020	1,181,393	403,339	42,889,466	865,101	-

112

During the period ended August 31, 2019, as a result of permanent book to tax differences, each relevant fund decreased total distributable earnings (loss) and increased paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for amortization of premiums/discounts and dividend reclassification. Net assets and net asset value per share were not affected by these reclassifications.

(e) New Accounting Pronouncements: Effective June 1, 2019, the funds adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the funds adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the funds for the period ended August 31, 2019.

Table 5—Return of Capital Statement of Position
	Total Distributable Earnings (Loss) ($)	Paid-in Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	(48,016)	48,016
BNY Mellon Municipal Opportunities Fund	(156,454)	156,454

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $200 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2019, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund did not borrow under the Facilities.

For BNY Mellon Massachusetts Intermediate Municipal Bond Fund the average amount of borrowings outstanding under the Facilities during the period ended August 31, 2019 was approximately $12,330 with a related weighted average annualized interest rate of 3.24%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund. For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed from September 1, 2018 through December 31, 2019, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $184,881 during the period ended August 31, 2019.

113

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2019, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$113,625
BNY Mellon National Short-Term Municipal Bond Fund	24,209
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	14,149
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	17,629
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	27,503
BNY Mellon Municipal Opportunities Fund	133,818

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2019 pursuant to the custody agreement.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2019 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—Custody Agreement Fees
	Custody Fees ($)	Custody Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	37,545	(7,116)
BNY Mellon National Short-Term Municipal Bond Fund	27,939	(14,035)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	5,421	(809)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,274	(4,353)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	6,722	(978)
BNY Mellon Municipal Opportunities Fund	30,357	(11,885)

Table 8—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$219
BNY Mellon National Short-Term Municipal Bond Fund	64
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	42
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	95
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	245
BNY Mellon Municipal Opportunities Fund	84

114

During the period ended August 31, 2019, each fund was charged $11,539 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statements of Operations.

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2019.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2019, was approximately $61,475,000 with a related weighted average annualized interest rate of 2.27%.

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	754,186	263,662	10,838	15,152	60	2,252	-
BNY Mellon National Short-Term Municipal Bond Fund	342,264	119,655	3,007	9,375	8	2,252	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	85,187	20,847	1,671	2,219	4	2,252	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	95,972	33,552	1,576	3,000	21	2,252	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	67,685	16,560	2,344	2,675	41	2,252	(15,734)
BNY Mellon Municipal Opportunities Fund	843,157	206,312	14,042	13,320	18	2,252	-

115

NOTES TO FINANCIAL STATEMENTS (continued)

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,698,443,401	1,406,386,079
BNY Mellon National Short-Term Municipal Bond Fund	1,586,719,090	1,324,289,545
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	134,681,043	133,232,390
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	253,578,525	243,039,232
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	135,469,532	138,058,968
BNY Mellon Municipal Opportunities Fund	1,647,377,631	1,275,995,359

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2019 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2019 are set forth in the Statements of Futures.

Swap Agreements: BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

116

Forward Rate Swaps Agreements: BNY Mellon Municipal Opportunities Fund accrues for payments on a daily basis based upon the daily difference between the Base Index Value and the Reference Index Value, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the payments are settled in cash, the net amount is recorded as a realized gain (loss) on Forward Rate Agreement, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. The settlement of the Forward Rate Agreement is governed by International Swaps and Derivatives Association, Inc. (ISDA) agreement with the counterparty of the positions. Forward rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. Forward rate swap agreements open at August 31, 2019 are set forth in the Statement of Swap Agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 11 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2019.

Table 11—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon Municipal Opportunities Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(8,810,235)
Swaps	-	(1,434,185)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(10,244,420)
Derivatives not subject to
Master Agreements	-	8,810,235
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(1,434,185)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(1,196,311)		-	-	(1,196,311)
Goldman Sachs International	(237,874)		-	-	(237,874)
Total	(1,434,185)		-	-	(1,434,185)
[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

117

NOTES TO FINANCIAL STATEMENTS (continued)

Table 12 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2019.

Table 12—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	60,539,310
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	5,244,944
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	8,252,170
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	4.176,043
BNY Mellon Municipal Opportunities Fund Interest rate futures	244,489,229

Table 13 summarizes each fund’s average notional value of swap agreements outstanding during the period ended August 31, 2019.

Table 13—Average Notional Value of Swap Agreements
Average Notional Value ($)
BNY Mellon Municipal Opportunities Fund Interest rate swaps	3,076,923

Table 14 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2019.

Table 14—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	2,424,820,785	158,688,044	846,598	157,841,446
BNY Mellon National Short-Term Municipal Bond Fund	1,161,117,099	14,140,954	1,888,399	12,252,555
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	189,810,809	12,839,459	614,101	12,225,358
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	310,628,340	18,237,924	518,713	17,719,211
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	151,435,152	9,460,118	9,904	9,450,214
BNY Mellon Municipal Opportunities Fund	1,790,282,428	172,505,065	5,302,376	167,202,689

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, the statements of futures (with respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund), and the statement of swap agreements (with respect to BNY Mellon Municipal Opportunities Fund), as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2019

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IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax) except $42,347 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0088 per share as a capital gain dividend paid on December 28, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax) except $1,181,393 that is being reported as an ordinary income distribution for reporting purposes. Also, the fund reports the maximum amount allowable but not less than $.0031per share as a capital gain dividend paid on December 28, 2018 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 18-19, 2019, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as retail direct or intermediary, in which intermediaries typically are paid by a fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group median for all periods but was above the Performance Universe median for all periods except for the five-year period, when the fund’s performance was slightly below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for four of the ten one-year periods ended December 31st and above the Performance Universe median for each of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group and Expense Universe medians.

BNY Mellon National Short-Term Municipal Bond Fund

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for nine of the ten one-year periods ended December 31st and at or below the Performance Universe medians for nine of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance or yield to the Performance Group and/or Performance Universe median in certain periods when performance or yield, as applicable, was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the five-year period when the fund’s performance was below the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group medians for seven of the ten one-year periods ended December 31st but above the Performance Universe medians for each of the ten one-year periods ended December 31st. The Board also considered that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group or Performance Universe. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all of the periods, except the five-year period where performance was below the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group median for each of the ten one-year periods ended December 31st and at or above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, except the one-year period where the fund’s total return performance was below the Performance Group median and the ten-year period where the total return performance was slightly below the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group median for seven of the ten most recent one-year periods ended December 31st and at or above the Performance Universe medians for four of the ten one-year periods December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s

122

contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the investment adviser has contractually agreed, until December 31, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods except the three-, four- and five-year periods, when the fund’s total return performance was below the Performance Group median. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. The Board also considered that the fund’s yield performance was below the Performance Group median for all of the ten one-year periods ended December 31st and above the Performance Universe median for seven of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund’s performance was higher than the return of the index in seven of the ten years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

As applicable to each fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser to each fund. The Board also considered the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board generally was satisfied with each fund’s overall performance.

• With respect to BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund, while the Board was concerned with each fund’s performance, the Board expressed confidence in the fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to each fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, or substantially similar agreements for other funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements, or substantially similar arrangements, in prior years. The Board determined to renew the Agreement.

124

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (76)
Board Member, Chairman of the Board (2000)
Principal Occupation During Past 5 Years:

Attorney, Cozen and O’Connor, P.C. since 1973, including Vice Chairman since 1980

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (71)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Retired since 2007

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-present) and Chair of Audit Committee (August 2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (83)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation since July 1972

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (82)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, a dry baking products company, Board Member (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (63)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Consultant since 2005

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (75)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (71)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Owner of The Boston Herald since February 1994, President and Publisher (from 1994 to 2018)

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

• President and Chief Executive Officer, Herald Media from 2001 to 2018

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (78)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired since April 1999

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (73)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 55 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

126

NOTES

127

For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation	MFTAR0819-MB

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Thomas F. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $685,255 in 2018 and $607,610 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $112,375 in 2018 and $163,367 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $81,920 in 2018 and $86,250 in 2019.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2018 and $463,000 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President (Principal Executive Officer)

Date:    November 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President (Principal Executive Officer)

Date:    November 4, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    November 4, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)